As filed with the Securities and Exchange Commission on April 28, 2006

Registration No. 2-80896

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933      ☒

Pre-Effective Amendment No.    ☐

Post-Effective Amendment No.  54

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940     ☒

Amendment No.  57

(Check appropriate box or boxes)

THE PRUDENTIAL SERIES FUND

(Exact Name of Registrant)

GATEWAY CENTER THREE

100 MULBERRY STREET

NEWARK, NEW JERSEY 07102

(800) 778-2255

(Address and telephone number of principal executive offices)

Deborah  A. Docs, Secretary

The Prudential Series Fund

Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102

(Name and Address of Agent for Service)

Copy to:

Christopher E. Palmer, Esq.

Goodwin Procter LLP

901 New York Avenue, N.W.

Washington, D.C. 20001

Approximate date of proposed public offering:    As soon as practicable after the effective date of the Registration Statement.

It is proposed that this filing will become effective (check appropriate box):

☒            immediately upon filing pursuant to paragraph (b)

☐            on May 1, 2006  pursuant to paragraph (b)

☐            60 days after filing pursuant to paragraph (a)(1)

☐            on (date) pursuant to paragraph (a)(1)

☐            75 days after filing pursuant to paragraph (a)(2)

☐            on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐            this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Shares of Beneficial Interest of the Various Series of The Prudential Series Fund

(Title of Securities Being Registered)

PROSPECTUS	May 1, 2006

THE PRUDENTIAL SERIES FUND

The Prudential Series Fund (the “Fund”) is an investment company made up of the following 32 separate portfolios (“Portfolios”):

Conservative Balanced Portfolio	SP Davis Value Portfolio
Diversified Bond Portfolio	SP Large Cap Value Portfolio
Diversified Conservative Growth Portfolio	SP LSV International Value Portfolio
Equity Portfolio	SP Mid Cap Growth Portfolio
Flexible Managed Portfolio	SP PIMCO High Yield Portfolio
Global Portfolio	SP PIMCO Total Return Portfolio
Government Income Portfolio	SP Prudential U.S. Emerging Growth Portfolio
High Yield Bond Portfolio	SP Small Cap Growth Portfolio
Jennison Portfolio	SP Small Cap Value Portfolio
Jennison 20/20 Focus Portfolio	SP Strategic Partners Focused Growth Portfolio
Money Market Portfolio	SP T. Rowe Price Large Cap Growth Portfolio
Natural Resources Portfolio	SP William Blair International Growth Portfolio
Small Capitalization Stock Portfolio	SP Aggressive Growth Asset Allocation Portfolio
Stock Index Portfolio	SP Balanced Asset Allocation Portfolio
Value Portfolio	SP Conservative Asset Allocation Portfolio
SP AIM Core Equity Portfolio	SP Growth Asset Allocation Portfolio

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Fund is an investment vehicle for life insurance companies (“Participating Insurance Companies”) writing variable annuity contracts and variable life insurance policies. Shares of the Fund may also be sold directly to certain tax-deferred retirement plans. Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus. Please read the Prospectus for the variable annuity contract or variable life insurance policy for information regarding the contract or policy, including its fees and expenses.

The Fund received an order from the Securities and Exchange Commission permitting its Investment Manager, subject to approval by its Board of Directors, to change subadvisers without shareholder approval. For more information, please see this Prospectus under “How the Fund is Managed.”

Table of Contents

1	INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS
14	PRINCIPAL RISKS
18	EVALUATING PERFORMANCE
55	FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS
59	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
Investment Objectives and Policies
Conservative Balanced Portfolio
Diversified Bond Portfolio
Diversified Conservative Growth Portfolio
Equity Portfolio
Flexible Managed Portfolio
Global Portfolio
Government Income Portfolio
High Yield Bond Portfolio
Jennison Portfolio
Jennison 20/20 Focus Portfolio
Money Market Portfolio
Natural Resources Portfolio
Small Capitalization Stock Portfolio
Stock Index Portfolio
Value Portfolio
SP AIM Core Equity Portfolio
SP Davis Value Portfolio
SP Large Cap Value Portfolio
SP LSV International Value Portfolio
SP Mid Cap Growth Portfolio
SP PIMCO High Yield Portfolio
SP PIMCO Total Return Portfolio
SP Prudential U.S. Emerging Growth Portfolio
SP Small Cap Growth Portfolio
SP Small Cap Value Portfolio (1)
SP Strategic Partners Focused Growth Portfolio
SP T. Rowe Price Large Cap Growth Portfolio (2)
SP William Blair International Growth Portfolio
SP Asset Allocation Portfolios
SP Aggressive Growth Asset Allocation Portfolio
SP Balanced Asset Allocation Portfolio
SP Conservative Asset Allocation Portfolio
SP Growth Asset Allocation Portfolio
93	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS
American Depositary Receipts
Asset-Backed Securities
Collateralized Debt Obligations
Convertible Debt and Convertible Preferred Stock
Credit Default Swaps
Credit-Linked Securities
Derivatives
Dollar Rolls

(1)                       Formerly, SP Goldman Sachs Small Cap Value Portfolio

(2)                       Formerly, SP AllianceBernstein Large Cap Growth Portfolio

i

Equity Swaps
Event-Linked Bonds
Forward Foreign Currency Exchange Contracts
Futures Contracts
Interest Rate Swaps
Joint Repurchase Account
Loans and Assignments
Mortgage-Related Securities
Options
Private Investments in Public Equity
Real Estate Investment Trusts
Repurchase Agreements
Reverse Repurchase Agreements
Short Sales
Short Sales Against-the-Box
Swap Options
Swaps
Total Return Swaps
When-Issued and Delayed Delivery Securities
97	HOW THE FUND IS MANAGED
Board of Directors
Investment Adviser
Investment Subadvisers
Portfolio Managers
116	HOW TO BUY AND SELL SHARES OF THE FUND
Frequent Purchases or Redemptions of Fund Shares
Net Asset Value
Distributor
119	OTHER INFORMATION
Change in Federal Income Tax Status and Related Reorganization
Federal Income Taxes
Monitoring for Possible Conflicts
Disclosure of Portfolio Holdings
120	FINANCIAL HIGHLIGHTS

(For more information — see back cover)

ii

This prospectus provides information about The Prudential Series Fund (the Fund), which consists of 32 separate portfolios (each, a Portfolio).

The Fund offers two classes of shares in each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey (collectively, Prudential) as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company.) Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of Contracts. Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract.

This section highlights key information about each Portfolio. Additional information follows this summary and is also provided in the Fund’s Statement of Additional Information (SAI).

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS

The following summarizes the investment objectives, principal strategies and principal risks for each of the Portfolios. A Portfolio may have a similar name or an investment objective and investment policies closely resembling those of a mutual fund managed by the same investment adviser that is sold directly to individual investors. Despite such similarities, there can be no assurance that the investment performance of any Portfolio will track that of its retail fund counterpart.

We describe each of the terms listed as principal risks in the section entitled “Principal Risks” which follows this section. While we make every effort to achieve the investment objective for each Portfolio, we can’t guarantee success and it is possible that you could lose money.

Conservative Balanced Portfolio

Investment Objective: total investment return consistent with a conservatively managed diversified portfolio.

We invest in a mix of equity securities, debt obligations and money market instruments. The Portfolio may invest in foreign securities. We may invest a portion of the Portfolio’s assets in high-yield/high-risk debt securities, which are riskier than high-grade securities. This Portfolio may be appropriate for an investor who wants diversification with a relatively lower risk of loss than that associated with the Flexible Managed Portfolio (see below). While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•    company risk

•       credit risk

•       derivatives risk

•       foreign investment risk

•       high yield risk

•       interest rate risk

•       leveraging risk

•       liquidity risk

•       management risk

•       market risk

•       prepayment risk

Diversified Bond Portfolio

Investment Objective: high level of income over a longer term while providing reasonable safety of capital.

We look for investments that we think will provide a high level of current income, but which are not expected to involve a substantial risk of loss of capital through default. We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in high-grade debt obligations and high-quality money market investments. We may purchase securities that are issued outside the U.S. by foreign or U.S. issuers. In addition, we may invest a portion of the Portfolio’s assets in high-yield/high-risk debt securities, which are riskier than high-grade securities. We may invest up to 20% of the Portfolio’s total assets in debt securities issued outside the U.S. by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar. These securities are included in the limits described above for debt obligations that may or may not be high grade. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       credit risk

•       derivatives risk

•       foreign investment risk

•       high yield risk

•       interest rate risk

•       leveraging risk

•       liquidity risk

•       management risk

•       market risk

•       prepayment risk

Diversified Conservative Growth Portfolio

Investment Objective: current income and a reasonable level of capital appreciation.

We invest in a diversified portfolio of debt and equity securities. Up to 35% of the Portfolio’s total assets may be invested in high-yield/high-risk debt securities, which are riskier than high-grade securities. The Portfolio may invest in foreign securities, including debt obligations of issuers in emerging markets. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       credit risk

•       derivatives risk

•       foreign investment risk

•       high yield risk

•       interest rate risk

•       leveraging risk

•       liquidity risk

•       management risk

•       market risk

•       prepayment risk

Equity Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stock of major established companies as well as smaller companies that we believe offer attractive prospects of appreciation. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       derivatives risk

•       foreign investment risk

•       leveraging risk

•       management risk

•       market risk

Flexible Managed Portfolio

Investment Objective: high total return consistent with an aggressively managed diversified portfolio.

We invest in a mix of equity securities, debt obligations and money market instruments. The Portfolio may invest in foreign securities. A portion of the debt portion of the Portfolio may be invested in high-yield/high-risk debt securities, which are riskier than high-grade securities. This Portfolio may be appropriate for an investor who wants diversification and is willing to accept a relatively high level of loss in an effort to achieve greater appreciation. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       credit risk

•       derivatives risk

•       foreign investment risk

•       high yield risk

•       interest rate risk

•       leveraging risk

•       liquidity risk

•       management risk

•       market risk

•       prepayment risk

Global Portfolio

Investment Objective: long-term growth of capital.

The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies. Each subadviser for the Portfolio generally will use either a “growth” approach or a “value” approach in selecting either foreign or U.S. common stocks. The target asset allocation, area of geographic focus, and primary investment style for each subadviser are set forth below.

Subadviser	Target Asset Allocation of Global Portfolio’s Assets	Primary Geographic Focus and Asset Class	Investment Style
William Blair	25%	Foreign Equity	Growth-oriented
LSV	25%	Foreign Equity	Value-oriented
Marsico	25%	U.S. Equity	Growth-oriented
T. Rowe Price	25%	U.S. Equity	Value-oriented

Generally, the Portfolio invests in at least three countries, including the U.S., but may invest up to 35% of its assets in companies located in any one country. The 35% limitation does not apply to U.S investments. The Portfolio may invest in emerging markets securities. The actual allocation to each subadviser may vary from the target allocation listed above. The Portfolio may change the target allocations. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       derivatives risk

•       foreign investment risk

•       leveraging risk

•       management risk

•       market risk

•       currency risk

Government Income Portfolio

Investment Objective: a high level of income over the long term consistent with the preservation of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in U.S. Government securities, including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies or instrumentalities established by the U.S. Government, mortgage-related securities and collateralized mortgage obligations. The Portfolio may invest up to 20% of investable assets in other securities, including corporate debt securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       credit risk

•       derivatives risk

•       foreign investment risk

•       interest rate risk

•       leveraging risk

•       liquidity risk

•       management risk

•       market risk

•       mortgage risk

•       prepayment risk

An investment in the Government Income Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

High Yield Bond Portfolio

Investment Objective: a high total return.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in high-yield/high-risk debt securities. Such securities have speculative characteristics and are riskier than high-grade securities. The Portfolio may invest up to 20% of its total assets in foreign debt obligations. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       credit risk

•       derivatives risk

•       foreign investment risk

•       high yield risk

•       interest rate risk

•       leveraging risk

•       liquidity risk

•       management risk

•       market risk

•       prepayment risk

Jennison Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in equity securities of major, established corporations that we believe offer above-average growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       derivatives risk

•       foreign investment risk

•       leveraging risk

•       management risk

•       market risk

Jennison 20/20 Focus Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in up to 40 equity securities of U.S. companies that are selected by the Portfolio’s two portfolio managers (up to 20 by each) as having strong capital appreciation potential. Each portfolio manager is responsible for selecting the securities within his discipline. The value portfolio manager seeks to invest in stocks trading at one or more favorable ratios (e.g. a low price/free cash flow multiple, a low price/book (especially if a restructuring is under way), a low price/sales multiple, etc.) that also possess identifiable catalysts which can help unlock their true worth. The growth portfolio manager seeks to invest in companies with growth in units, revenues, cash flows and/or earnings; defendable competitive positions and enduring business franchises that offer a differentiated product and/or service; proven management teams; robust balance sheets; high or improving return on equity; above average return on assets or invested capital; sustainable earnings growth superior to the market average and duration of that growth rate; and appropriate valuations. Up to 20% of the Portfolio’s total assets may be invested in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       derivatives risk

•       foreign investment risk

•       leveraging risk

•       management risk

•       market risk

Money Market Portfolio

Investment Objective: maximum current income consistent with the stability of capital and the maintenance of liquidity.

We invest in high-quality, short-term money market instruments issued by the U.S. Government or its agencies, as well as by corporations and banks, both domestic and foreign. The Portfolio will invest only in instruments that mature in thirteen months or less, and which are denominated in U.S. dollars. While we make every effort to achieve our objective, we can’t guarantee success.

Principal Risks:

•       credit risk

•       interest rate risk

•       management risk

An investment in the Money Market Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Portfolio seeks to maintain a net asset value of $10 per share, it is possible to lose money by investing in the Portfolio.

Natural Resources Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stocks and convertible securities of natural resource companies and securities that are related to the market value of some natural resource. The Portfolio is non-diversified. As a non-diversified Portfolio, the Natural Resources Portfolio may hold larger positions in single issuers than a diversified Portfolio. As a result, the Portfolio’s performance may be tied more closely to the success or failure of a smaller group of portfolio holdings. There are additional risks associated with the Portfolio’s investment in the securities of natural resource companies. The market value of these securities may be affected by numerous factors, including events occurring in nature, inflationary pressures, and international politics. Up to 30% of the Portfolio’s total assets may be invested in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       credit risk

•       derivatives risk

•       foreign investment risk

•       industry/sector risk

•       interest rate risk

•       leveraging risk

•       liquidity risk

•       management risk

•       market risk

Small Capitalization Stock Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in equity securities of publicly-traded companies with small market capitalizations. With the price and yield performance of the Standard & Poor’s Small Capitalization 600 Stock Index (the S&P SmallCap 600 Index) as our benchmark, we normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in all or a representative sample of the stocks in the S&P SmallCap 600 Index. The market capitalization of the companies that make up the S&P SmallCap 600 Index may change from time to time. As of January 31, 2006 the S&P SmallCap 600 Index stocks had market capitalizations of between $54 million and $4.19 billion.

The Portfolio is not “managed” in the traditional sense of using market and economic analyses to select stocks. Rather, the portfolio manager purchases stocks to duplicate the stocks and their weighting in the S&P SmallCap 600 Index. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       derivatives risk

•       liquidity risk

•       market risk

•       smaller company risk

Stock Index Portfolio

Investment Objective: investment results that generally correspond to the performance of publicly-traded common stocks.

With the price and yield performance of the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) as our benchmark, we normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in S&P 500 stocks. The S&P 500 Index represents more than 70% of the total market value of all publicly-traded common stocks and is widely viewed as representative of publicly-traded common stocks as a whole. The

Portfolio is not “managed” in the traditional sense of using market and economic analyses to select stocks. Rather, the portfolio manager purchases stocks in proportion to their weighting in the S&P 500 Index. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       derivatives risk

•       market risk

Value Portfolio

Investment Objective: capital appreciation.

We invest primarily in common stocks that we believe are undervalued — those stocks that are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth, and that also have identifiable catalysts which may be able to close the gap between the stock price and what we believe to be the true worth of the company. We normally invest at least 65% of the Portfolio’s total assets in the common stock of companies that we believe will provide investment returns above those of the Russell 1000 Value Index and, over the long term, the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index). Most of our investments will be securities of large capitalization companies. The Portfolio may invest up to 25% of its total assets in real estate investment trusts (REITs) and up to 30% of its total assets in foreign securities. There is a risk that “value” stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       derivatives risk

•       credit risk

•       foreign investment risk

•       interest rate risk

•       leveraging risk

•       management risk

•    market risk

SP AIM Core Equity Portfolio

Investment Objective: growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in equity securities, including convertible securities of established companies that have long-term above-average growth in earnings and growth companies that the portfolio managers believe have the potential for above-average growth in earnings. In complying with this 80% requirement, the Portfolio’s investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Portfolio’s direct investments and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts (ADRs). The portfolio manager considers whether to sell a particular security when they believe the security no longer has above-average earnings growth potential or the capacity to generate income. The Portfolio may invest up to 20% of its total assets in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       credit risk

•       derivatives risk

•       foreign investment risk

•       interest rate risk

•       liquidity risk

•       leveraging risk

•       management risk

•    market risk

SP Davis Value Portfolio

Investment Objective: growth of capital.

We invest primarily in common stock of U.S. companies with market capitalizations of at least $5 billion. The portfolio managers perform extensive research to try to identify businesses that possess characteristics which they believe foster the creation of long-term value, such as proven management, a durable franchise and business model, and sustainable competitive advantages. The portfolio managers seek common stock that can be purchased at attractive valuations relative to their intrinsic value. Our goal is to invest in companies for the long term. The portfolio managers will consider selling a security if they believe its price exceeds their estimates of intrinsic value, or if the ratio of risks and rewards associated with owning the security is no longer attractive. There is a risk that “value” stocks will perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       foreign company risk

•    management risk

•       market risk

SP Large Cap Value Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stocks and securities convertible into common stock of companies. The Portfolio generally defines large capitalization companies as those with a total market capitalization of $5 billion or more (measured at the time of purchase). There is a risk that “value” stocks will perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       derivatives risk

•       foreign investment risk

•       leveraging risk

•       management risk

•       market risk

•       portfolio turnover risk

SP LSV International Value Portfolio

Investment Objective: long-term capital appreciation.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus borrowings made for investment purposes) in the equity securities of companies in developed countries outside the United States that are represented in the MSCI EAFE Index. There is a risk that “value” stocks will perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the markets for long periods of time. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money. This Portfolio is subadvised by LSV Asset Management (LSV).

Principal Risks:

•       company risk

•       derivatives risk

•    foreign investment risk

•       leveraging risk

•       liquidity risk

•       management risk

•       market risk

SP Mid Cap Growth Portfolio

Investment Objective: long-term growth of capital.

We invest, under normal market conditions, at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. These securities typically are of medium market capitalizations, which Calamos Advisors LLC (Calamos) believes have above-average growth potential. Medium market capitalization companies are defined by the Portfolio as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the Russell Midcap ™ Growth Index range at the time of the Portfolio’s investment. This Index is a widely recognized, unmanaged index of mid cap common stock prices. Companies whose market capitalizations fall below $250 million or exceed the top of the Russell Midcap ™ Growth Index range after purchase continue to be considered medium-capitalization companies for purposes of the Portfolio’s 80% investment policy. The Portfolio’s investments may include securities listed on a securities exchange or traded in the over-the-counter markets. Calamos uses both bottom-up and top-down analysis in managing the Portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management’s abilities), as well as a top-down approach of diversification by industry and company while paying attention to macro-level investment themes. The Portfolio may invest in foreign securities (including emerging markets securities). The Portfolio is expected to engage in active and frequent trading to achieve its principal investment strategies. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       derivatives risk

•       foreign investment risk

•       leveraging risk

•       liquidity risk

•       management risk

•       market risk

•       portfolio turnover risk

SP PIMCO High Yield Portfolio

Investment Objective: maximum total return, consistent with preservation of capital and prudent investment management.

We invest under normal circumstances at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in a diversified portfolio of high-yield/high-risk debt securities rated below high grade but rated at least CCC by Moody’s Investor Service, Inc. (Moody’s) or Standard & Poor’s Ratings Group (S&P), or, if unrated, determined by Pacific Investment Management Company (PIMCO) to be of comparable quality, subject to a maximum of 5% of total Portfolio assets invested in securities rated CCC. The remainder of the Portfolio’s assets may be invested in high grade fixed-income instruments. The duration of the Portfolio normally varies within a two- to six-year time frame based on PIMCO’s forecast for interest rates. The Portfolio may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may invest up to 15% of its assets in non-U.S.-dollar-denominated securities. The Portfolio normally will hedge at least 75% of its exposure to foreign curency to reduce the risk of loss due to fluctuations in currency exchange rates. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       credit risk

•       derivatives risk

•       foreign investment risk

•       high yield risk

•       interest rate risk

•       leveraging risk

•       liquidity risk

•       management risk

•       market risk

•       prepayment risk

SP PIMCO Total Return Portfolio

Investment Objective: maximum total return, consistent with preservation of capital and prudent investment management.

We invest under normal circumstances at least 65% of its assets in a diversified portfolio of fixed-income instruments of varying maturities. The portfolio duration of this Portfolio normally varies within a three- to six-year time frame based on PIMCO’s forecast for interest rates. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       credit risk

•       derivatives risk

•       foreign investment risk

•    high yield risk

•       interest rate risk

•       leveraging risk

•       liquidity risk

•       management risk

•       market risk

•       prepayment risk

SP Prudential U.S. Emerging Growth Portfolio

Investment Objective: long-term capital appreciation.

We invest under normal circumstances at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in equity securities of small- and medium-sized U.S. companies that Jennison Associates LLC (“Jennison”) believes have the potential for above-average growth. The Portfolio also may use derivatives to hedge or to improve the Portfolio’s returns. The Portfolio may actively and frequently trade its portfolio securities. High portfolio turnover results in higher transaction costs and can affect the Portfolio’s performance. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•      company risk

•      derivatives risk

•      foreign investment risk

•      leveraging risk

•      liquidity risk

•      management risk

•      market risk

•      portfolio turnover risk

SP Small Cap Growth Portfolio

Investment Objective: long-term capital growth.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stocks of small capitalization companies. The fund considers a company to be a small capitalization company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000 Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. We are primarily looking for companies in the developing stages of their life cycles, which are currently priced below our estimation of their potential, have earnings which may be expected to grow faster than the U.S. economy in general, and/or offer the potential for accelerated earnings growth due to rapid growth of sales, new products, management changes, and/or structural changes in the economy. Investments in small, developing companies carry greater risk than investments in larger, more established companies. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money. This Portfolio is advised by Neuberger Berman Asset Management and Eagle Asset Management.

Principal Risks:

•       company risk

•       derivatives risk

•       foreign investment risk

•       leveraging risk

•       liquidity risk

•       management risk

•       market risk

•    smaller company risk

SP Small Cap Value Portfolio (formerly, SP Goldman Sachs Small Cap Value Portfolio)

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in the equity securities of small capitalization companies. The 80% requirement applies at the time the Portfolio invests its assets. The Portfolio generally defines small capitalization companies as those with market capitalizations that do not exceed the greater of: (i) $4 billion or (ii) the highest month-end market capitalization value of any common stock in the Russell 2000 Index during the preceding 12 months. The Portfolio may invest up to 25% of its assets in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•       company risk

•       derivatives risk

•       foreign investment risk

•       leveraging risk

•       liquidity risk

•       management risk

•       market risk

•       portfolio turnover risk

•       smaller company risk

SP Strategic Partners Focused Growth Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 65% of the Portfolio’s total assets in equity-related securities of U.S. companies that the advisers believe to have strong capital appreciation potential. The Portfolio’s strategy is to combine the efforts of two investment advisers and to invest in the favorite security selection ideas of both. Each investment adviser to the Portfolio utilizes a growth style to select approximately 20 securities. The portfolio managers build a portfolio with stocks in which they have the highest confidence and may invest more than 5% of the Portfolio’s assets in any one issuer. The Portfolio is nondiversified, meaning it can invest a relatively high percentage of its assets in a small number of issuers. Investing in a nondiversified portfolio, particularly a portfolio investing in approximately 40 equity-related securities, involves greater risk than investing in a diversified portfolio because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a nondiversified portfolio. The Portfolio may actively and frequently trade its portfolio securities. While we make every effort to achieve our objective, we cannot guarantee success and it is possible that you could lose money. This Portfolio is subadvised by Jennison and AllianceBernstein L.P.

Principal Risks:

•       company risk

•       derivatives risk

•       foreign investment risk

•       leveraging risk

•       management risk

•       market risk

•       portfolio turnover risk

SP T. Rowe Price Large Cap Growth Portfolio (formerly, SP AllianceBernstein Large Cap Growth Portfolio)

Investment Objective: long term growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in common stocks of large cap companies. A large cap company is defined as one whose market capitalization is larger than the median market capitalization of companies in the Russell 1000 Growth Index, a widely used benchmark of the largest domestic growth stocks. As of December 31, 2005, such median market capitalization was $5.202 billion and is subject to change. The market capitalization of companies in the Portfolio and the Russell 1000 Growth Index will change over time; the Portfolio will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization falls below this level. In selecting securities, T. Rowe Price uses a growth approach. T. Rowe Price generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As growth investors, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price. Up to 15% of the Portfolio’s total assets may be invested in foreign securities. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

Principal Risks:

•      company risk

•      derivatives risk

•      foreign investment risk

•      growth stock risk

•      leveraging risk

•      management risk

•      market risk

SP William Blair International Growth Portfolio

Investment Objective: long-term growth of capital.

We invest primarily in equity-related securities of foreign issuers. This means the Portfolio looks for investments that William Blair & Company thinks will increase in value over a period of years. The Portfolio invests primarily in the common stock of large and medium-sized foreign companies. Under normal circumstances, the Portfolio invests at least 65% of its total assets in common stock of foreign companies operating or based in at least five different countries. The Portfolio looks primarily for stocks of companies whose earnings are growing at a faster rate than other companies. These companies typically have characteristics such as above average growth in earnings and cash flow, improving profitability, strong balance sheets, management strength and strong market share for its products. The Portfolio also tries to buy such stocks at attractive prices in relation to their growth prospects. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money. This Portfolio is advised by William Blair & Company LLC.

Principal Risks:

•      company risk

•      derivatives risk

•      foreign investment risk

•      leveraging risk

•      liquidity risk

•      management risk

•      market risk

SP Asset Allocation Portfolios

SP Aggressive Growth Asset Allocation Portfolio

SP Balanced Asset Allocation Portfolio

SP Conservative Asset Allocation Portfolio

SP Growth Asset Allocation Portfolio

Prudential Investments LLC (“PI” or the “Manager”) may: (i) invest the assets of each SP Asset Allocation Portfolio in any Portfolio of the Fund (other than another SP Asset Allocation Portfolio), the AST Marsico Capital Growth Portfolio of American Skandia Trust (“AST”), and the AST LSV International Value Portfolio of AST (collectively, the Underlying Portfolios), (ii) change allocations among Underlying Portfolios when deemed necessary or appropriate, and (iii) effect the rebalancing of SP Asset Allocation Portfolio assets when deemed necessary appropriate.

Investment Objectives: The investment objective of each SP Asset Allocation Portfolio is to obtain the highest potential total return consistent with the specified level of risk tolerance. The definition of risk tolerance level is not a fundamental policy and, therefore, can be changed by the Fund’s Board of Directors at any time.

Each SP Asset Allocation Portfolio seeks to achieve its investment objective by investing in one or more mutual funds as described below. Each SP Asset Allocation Portfolio may invest in any other Portfolio of the Fund (other than another SP Asset Allocation Portfolio), the AST Marsico Capital Growth Portfolio of American Skandia Trust (AST), and the AST LSV International Value Portfolio of AST (collectively, the Underlying Portfolios). Each SP Asset Allocation Portfolio also may invest in government securities and cash for cash management purposes.

The SP Asset Allocation Portfolios actively allocate their respective assets by investing in combinations of Underlying Portfolios. Each SP Asset Allocation Portfolio intends its strategy of investing in combinations of Underlying Portfolios to result in investment diversification that an investor could otherwise achieve only by holding numerous investments. SP Asset Allocation Portfolio assets are expected to be invested in several Underlying Portfolios at any time.

Each SP Asset Allocation Portfolio has a distinctive risk/return balance. Certain SP Asset Allocation Portfolios will be focused more heavily on Underlying Portfolios that invest primarily in equity securities while other SP Asset Allocation Portfolios will be focused more heavily on Underlying Portfolios that invest primarily in debt securities/money market instruments as set forth below.

Relative Investment Focus*

* Not intended to represent actual allocations among Underlying Portfolios or asset classes.

 The Manager may, at any time, change an SP Asset Allocation Portfolio’s allocation of assets among Underlying Portfolios based on its assessment of macroeconomic, market, financial, security valuation, and other factors. The Manager also may rebalance an SP Asset Allocation Portfolio’s investments to cause such investments to match the Underlying Portfolio allocation at any time.

The performance of each SP Asset Allocation Portfolio depends on how its assets are allocated and reallocated between the Underlying Portfolios. A principal risk of investing in each SP Asset Allocation Portfolio is that the Manager will make less than optimal decisions regarding allocation of assets in the Underlying Portfolios. Because each of the SP Asset Allocation Portfolios generally invests all of its assets in Underlying Portfolios, the risks associated with each SP Asset Allocation Portfolio are closely related to the risks associated with the securities and other investments held by the Underlying Portfolios. The ability of each SP Asset Allocation Portfolio to achieve its investment objective will depend on the ability of the Underlying Portfolios to achieve their investment objectives. For more information on the Underlying Portfolios, please refer to their investment summaries included in this Prospectus.

Investors should choose an SP Asset Allocation Portfolio by determining which risk tolerance level most closely corresponds to their individual planning needs, objectives and comfort based on the information below. While each SP Asset Allocation Portfolio will try to achieve its objective, we can’t guarantee success and it is possible that you could lose money.

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The following summarizes the principal risks of investing in the Portfolios.

Company risk.   The price of the stock of a particular company can vary based on a variety of factors, such as the company’s financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Credit risk.   Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Non-investment grade debt — also known as “high-yield bonds” and “junk bonds” — have a higher risk of default and tend to be less liquid than higher-rated securities.

Derivatives risk.   Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The Portfolios typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. A Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. A Portfolio’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances.

Foreign investment risk.   Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

Currency risk.   Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition, certain hedging activities may cause the Portfolio to lose money and could reduce the amount of income available for distribution.

Emerging market risk.   To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign market risk.   Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information risk.   Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the “numbers” themselves sometimes mean different things, the sub-advisers devote much of their research effort to understanding and assessing the impact of these differences upon a company’s financial conditions and prospects.

Liquidity risk.   Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments.   Political developments may adversely affect the value of a Portfolio’s foreign securities.

Political risk.   Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk.   Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Growth stock risk.   Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

High-yield risk.   Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High-yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce a Portfolio’s ability to sell its high-yield securities (liquidity risk).

Industry/sector risk.   Portfolios that invest in a single market sector or industry can accumulate larger positions in single issuers or an industry sector. As a result, the Portfolio’s performance may be tied more directly to the success or failure of a smaller group of portfolio holdings.

Interest rate risk.   Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

Initial public offering (IPO) risk.   The prices of securities purchased in initial public offerings (IPOs) can be very volatile. The effect of IPOs on the performance of a Portfolio depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Portfolio’s asset base increases, IPOs often have a diminished effect on a Portfolio’s performance.

Leveraging risk.   Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a sub-adviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This volatility occurs because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio’s securities.

Liquidity risk.   Liquidity risk exists when particular investments are difficult to purchase or sell. A Portfolio’s investments in illiquid securities may reduce the returns of the Portfolio, because it may be unable to sell the illiquid securities at an advantageous time or price. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management risk.   Actively managed investment portfolios are subject to management risk. Each subadviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk.   Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Mortgage risk.   A Portfolio that purchases mortgage related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

Portfolio turnover risk.   A Portfolio’s investments may be bought and sold relatively frequently. A high turnover rate may result in higher brokerage commissions and lower returns.

Prepayment risk.   A Portfolio that purchases mortgage-related securities or asset-backed securities is subject to additional risks. The underlying mortgages or assets may be prepaid, partially or completely, generally during periods of falling interest rates, which could adversely affect yield to maturity and could require the Portfolio to reinvest in lower yielding securities.

Short sale risk.   A Portfolio that enters into short sales, which involves selling a security it does not own in anticipation that the security’s price will decline, exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio.

Small company risk.   The shares of small companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio’s ability to sell these securities. In the case of small cap technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.

*   *   *

EVALUATING PERFORMANCE

A number of factors — including risk — can affect how a Portfolio performs. The bar charts and tables below demonstrate the risk of investing in a Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Conservative Balanced Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
10.14% (2nd quarter of 2003)	-8.18% (3rd quarter of 2002)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	3.43%	3.43%	6.02%
S&P 500 Index**	4.91%	0.54%	9.07%
Conservative Balanced Custom Blended Index***	3.82%	3.15%	7.71%
Lipper Variable Insurance Products (VIP) Balanced Funds Average****	4.78%	3.33%	7.47%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***                   The Conservative Balanced Custom Blended Index consists of the S&P 500 Index (50%), the Lehman Brothers U.S. Aggregate Bond Index (40%) and the T-Bill 3-Month Blend (10%). These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

Diversified Bond Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
4.39% (2nd quarter of 1997)	-2.54% (2nd quarter of 2004)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	3.28%	6.07%	5.91%
Lehman Brothers U.S. Aggregate Bond Index**	2.43%	5.87%	6.16%
Lipper Variable Insurance Products (VIP) Intermediate Investment Grade Debt Funds Average***	1.99%	5.60%	5.62%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Lehman Brothers U.S. Aggregate Bond Index is comprised of more than 5,000 government and corporate bonds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***                   The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

Diversified Conservative Growth Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
9.78% (2nd quarter of 2003)	-7.46% (3rd quarter of 2002)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns*  (as of 12/31/05)

	1 Year	5-Year	Since Inception (5/3/99)
Class I Shares	7.04%	6.10%	6.06%
S&P 500 Index**	4.91%	0.54%	0.54%
Diversified Conservative Growth Custom Blended Index***	3.56%	5.42%	4.83%
Lipper Variable Insurance Products (VIP) Income Funds Average****	4.13%	5.08%	4.40%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses.  These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***                   The Diversified Conservative Growth Custom Blended Index consists of the Standard & Poor’s Barra Value Index (15%), the Standard & Poor’s Barra Growth Index (15%), the Russell 2000 Value Index (5%), the Russell 2000 Growth Index (5%), the Lehman Brothers Aggregate Bond Index (40%), and the Lehman Brothers High Yield Bond Index (20%). These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

Equity Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
16.81% (2nd quarter of 2003)	-17.48% (3rd quarter of 2002)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years	Since Class II Inception**
Class I Shares	11.47%	2.16%	7.64%	N/A
Class II Shares	11.04%	1.75%	N/A	1.64%
S&P 500 Index***	4.91%	0.54%	9.07%	0.54%
Russell 1000 Index****	6.27%	1.07%	9.29%	1.22%
Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average*****	5.77%	-0.48%	7.27%	0.33%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          Portfolio (Class I) inception: 5/13/83. Portfolio (Class II) inception: 5/4/99.

***                   The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio’s Class II shares.

****            The Russell 1000 Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio’s Class II shares.

*****     The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio’s Class II shares.

Flexible Managed Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
12.31% (2nd quarter of 2003)	-11.45% (3rd quarter of 2002)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	4.16%	3.28%	6.31%
S&P 500 Index**	4.91%	0.54%	9.07%
Flexible Managed Custom Blended Index***	4.03%	2.80%	8.12%
Lipper Variable Insurance Products (VIP) Flexible Portfolio Funds Average****	4.88%	3.40%	7.89%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***                   The Flexible Managed Custom Blended Index consists of the S&P 500 Index (60%), the Lehman Brothers U.S. Aggregate Bond Index (35%) and the T-Bill 3-Month Blend (5%). These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

Global Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
31.05% (4th quarter of 1999)	-21.45% (3rd quarter of 2001)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	16.06%	1.01%	7.47%
MSCI World Index**	9.49%	2.18%	7.04%
Lipper Variable Insurance Products (VIP) Global Growth Funds Average***	12.92%	2.88%	9.22%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Morgan Stanley Capital International World Index (MSCI World Index) is a weighted index comprised of approximately 1,500 companies listed on the stock exchanges of the U.S., Europe, Canada, Australasia and the Far East. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***                   The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

Government Income Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
6.29% (3rd quarter of 2002)	-2.61% (1st quarter of 1996)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	2.51%	5.57%	5.81%
Lehman Brothers Government Bond Index**	2.65%	5.39%	5.94%
Lipper Variable Insurance Products (VIP) General U.S. Government Funds Average***	2.32%	5.32%	5.44%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Lehman Brothers Government Bond Index is a weighted index comprised of securities issued or backed by the U.S. Government, its agencies and instrumentalities with a remaining maturity of one to 30 years. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

***                   The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

High Yield Bond Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
8.91% (2nd quarter of 2003)	-9.50% (3rd quarter of 1998)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	3.41%	7.58%	5.56%
Lehman Brothers U.S. Corporate High Yield Bond Index**	2.74%	8.85%	6.54%
Lehman Brothers High Yield 2% Issuer Capped Index***	2.76%	9.12%	6.70%
Lipper Variable Insurance Products (VIP) High Current Yield Funds Average****	2.56%	7.12%	5.62%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Lehman Brothers U.S. Corporate High Yield Bond Index is made up of over 700 non-investment grade bonds. The index is an unmanaged index that includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The Portfolio no longer uses this index.

***                   The Lehman Brothers High Yield 2% Issuer Capped Index is made up of over 700 non-investment grade bonds. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. The index is an unmanaged index that includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The Portfolio has changed from the Lehman Brothers U.S. Corporate High Yield Bond Index to Lehman Brothers High Yield 2% Issuer Capped Index because the Lehman Brothers High Yield 2% Issuer Capped Index better represents the composition of the Portfolio. In particular, the Portfolio generally maintains positions of 2% or less per issuer (although the Portfolio may hold positions of greater than that amount).

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

Jennison Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
29.46% (4th quarter of 1998)	-19.83% (3rd quarter of 2001)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years	Since Class II Inception**
Class I Shares	14.55%	-1.58%	8.43%	N/A
Class II Shares	14.02%	-1.99%	N/A	-5.79%
S&P 500 Index***	4.91%	0.54%	9.07%	-0.28%
Russell 1000 Growth Index****	5.26%	-3.58%	6.73%	-6.35%
Lipper Variable Insurance Products (VIP) Large-Cap Growth Funds Average*****	7.33%	-3.18%	7.24%	-4.62%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          Portfolio (Class I) inception: 4/25/95. Portfolio (Class II) inception: 2/10/00.

***                   The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio’s Class II shares.

****            The Russell 1000 Growth Index consists of those securities included in the Russell 1000 Index that have a greater-than-average growth orientation. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio’s Class II shares.

*****     The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date. of the Portfolio’s Class II shares.

Jennison 20/20 Focus Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance xdoes not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
13.96% (2nd quarter of 2003)	-18.81% (3rd quarter of 2002)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Class I Inception (5/3/99)	Since Class II Inception (2/15/00)
Class I Shares	21.59%	7.01%	7.09%	N/A
Class II Shares	21.26%	6.61%	N/A	5.32%
S&P 500 Index**	4.91%	0.54%	0.54%	0.04%
Russell 1000 Index***	6.27%	1.07%	1.22%	0.29%
Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average****	5.77%	-0.48%	0.33%	-0.68%
Lipper Variable Insurance Products (VIP) Multi Cap Core Funds Average****	6.66%	1.72%	3.03%	1.69%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio’s Class I and Class II shares.

***                   The Russell 1000 Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio’s Class I and Class II shares.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio. Although Lipper classifies the Portfolio in the Multi Cap Core Funds Average, the returns for the Large Cap Core Funds Average are also shown, because the management of the portfolios in the Large Cap Core Funds Average is more consistent with the management of the Portfolio’s Class I and Class II shares.

Money Market Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a group of similar mutual funds. Past performance does not assure that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
1.59% (3rd quarter of 2000)	0.18% (2nd quarter of 2004)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns*  (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	2.85%	2.05%	3.73%
Lipper Variable Insurance Products (VIP) Money Market Funds Average**	2.69%	1.85%	3.55%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

7-Day Yield*  (as of 12/31/05)

Money Market Portfolio**	3.92%
Average Money Market Fund**	3.44%

*                                 The Portfolio’s yield is after deduction of expenses and does not include Contract charges.

**                          Source:  iMoneyNet, Inc. as of 12/27/05, based on the iMoneyNet Prime Retail Universe.

Natural Resources Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
28.51% (3rd quarter of 2005)	-21.60% (4th quarter of 1997)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns*  (as of 12/31/05)

	1 Year	5 Years	10 Years	Since Class II Inception**
Class I Shares	55.91%	23.74%	18.78%	N/A
Class II Shares	N/A	N/A	N/A	50.56%
S&P 500 Index***	4.91%	0.54%	9.07%	9.28%
Lipper Variable Insurance Products (VIP) Natural Resources Funds Average****	37.38%	16.90%	13.04%	42.26%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          Returns of Portfolios in existence for less than one year are not annualized. Portfolio (Class I) inception: 5/1/88. Portfolio (Class II) inception:  4/28/05.

***                   The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses.  These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month end return to the inception date of the Portfolio’s Class II shares.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month end return to the inception date of the Portfolio’s Class II shares.

Small Capitalization Stock Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
20.50% (4th quarter of 2001)	-20.61% (3rd quarter of 1998)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	7.26%	10.20%	11.88%
S&P SmallCap 600 Index**	7.68%	10.76%	12.16%
Lipper Variable Insurance Products (VIP) SmallCap Core Funds Average***	5.35%	8.21%	10.77%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Standard & Poor’s SmallCap 600 Index (S&P SmallCap 600 Index) is a capital-weighted index representing the aggregate market value of the common equity of 600 small company stocks. The S&P SmallCap 600 Index is an unmanaged index that includes the reinvestment of all dividends but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. These returns do not include the effect of any investment management expenses.  These returns would have been lower if they included the effect of these expenses.

***                   The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

Stock Index Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
21.44% (4th quarter of 1998)	-17.25% (3rd quarter of 2002)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years
Class I Shares	4.54%	0.25%	8.79%
S&P 500 Index**	4.91%	0.54%	9.07%
Lipper Variable Insurance Products (VIP) S&P 500 Objective Funds Average***	4.52%	0.16%	8.74%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses.  These returns would have been lower if they included the effect of these expenses.

***                   The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

Value Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how returns can change from year to year and by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
17.01% (2nd quarter of 2003)	-20.44% (3rd quarter of 2002)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	10 Years	Since Class II Inception**
Class I Shares	16.66%	5.84%	10.86%	N/A
Class II Shares	16.21%	N/A	N/A	5.40%
S&P 500 Index***	4.91%	0.54%	9.07%	1.70%
Russell 1000 Value Index****	7.05%	5.28%	10.94%	5.95%
Lipper Variable Insurance Products (VIP) Large Cap Value Funds Average*****	4.82%	2.95%	8.60%	2.95%
Lipper Variable Insurance Products (VIP) Multi Cap Value Funds Average*****	6.30%	4.87%	9.54%	5.02%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charge. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          Portfolio (Class I) inception: 2/19/88. Portfolio (Class II) inception: 5/14/01.

***                   The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses.  These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio’s Class II shares.

****            The Russell 1000 Value Index consists of those securities included in the Russell 1000 Index that have a less-than-average growth orientation. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses.   The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio’s Class II shares.

*****     The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio’s Class II shares. Although Lipper classifies the Portfolio in the Multi Cap Value Funds Average, the returns for the Large Cap Value Funds Average are also shown, because the management of the portfolios in the Large Cap Value Funds Average is more consistent with the management of the Portfolio’s Class I and Class II shares.

SP AIM Core Equity Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
14.69% (2nd quarter of 2003)	-21.41% (3rd quarter of 2001)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	4.63%	-1.59%	-4.65%
S&P 500 Index**	4.91%	0.54%	-1.03%
Russell 1000 Index***	6.27%	1.07%	-0.81%
Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average****	5.77%	-0.48%	-1.74%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***                   The Russell 1000 Index consists of the 1000 largest companies included in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization.  These returns do not include the effect of any investment management expenses.  These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

SP Davis Value Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
17.06% (2nd quarter of 2003)	-13.69% (3rd quarter of 2001)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	9.52%	3.78%	3.91%
S&P 500 Index**	4.91%	0.54%	-1.03%
Russell 1000 Value Index***	7.05%	5.28%	5.73%
Lipper Variable Insurance Products (VIP) Multi Cap Value Funds Average****	6.30%	4.87%	5.42%
Lipper Variable Insurance Products (VIP) Large Cap Value Funds Average****	4.82%	2.95%	3.95%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***                   The Russell 1000 Value Index consists of those companies in the Russell 1000 Index that have a less-than-average growth orientation.  These returns do not include the effect of any investment management expenses.  These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

SP Large Cap Value Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
15.25% (2nd quarter of 2003)	-17.90% (3rd quarter of 2002)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	6.64%	3.99%	4.71%
Russell 1000 Index**	6.27%	1.07%	-0.81%
Russell 1000 Value Index***	7.05%	5.28%	5.73%
Lipper Variable Insurance Products (VIP) Large-Cap Value Funds Average****	4.82%	2.95%	3.95%
Lipper Variable Insurance Products (VIP) Multi-Cap Value Funds Average****	6.30%	4.87%	5.42%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Russell 1000 Index consists of the 1000 largest companies in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***                   The Russell 1000 Value Index measures the performance of those Russell 1000 companies that have a less-than-average growth orientation. These returns do not include the effect of any investment management expenses.  These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio. Although Lipper classifies the Portfolio in the Multi-Cap Value Funds Average, the returns for the Large-Cap Value Funds Average are also shown, because the management of the portfolios in the Large-Cap Value Funds Average is more consistent with the management of the Portfolio.

SP LSV International Value Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
15.48% (2nd quarter of 2003)	-17.91% (3rd quarter of 2002)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	13.77%	1.61%	0.51%
MSCI EAFE Index**	13.54%	4.55%	3.79%
Lipper Variable Insurance Products (VIP) International Value Funds Average***	13.16%	5.97%	5.92%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***                   The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

SP Mid Cap Growth Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
29.37% (4th quarter of 2001)	-33.97% (3rd quarter of 2001)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	5.26%	-5.64%	-5.76%
Russell Midcap Index**	12.65%	8.45%	7.29%
Russell Midcap Growth Index***	12.10%	1.38%	-3.67%
Lipper Variable Insurance Products (VIP) Mid Cap Growth Funds Average****	10.61%	-0.49%	-3.95%
Lipper Variable Insurance Products (VIP) Multi Cap Growth Funds Average****	10.80%	-2.37%	-6.18%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Russell Midcap Index consists of the 800 smallest securities in the Russell 1000 Index, as ranked by total market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***                   The Russell Midcap Growth Index consists of those securities in the Russell Midcap Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio. Although Lipper classifies the Portfolio in the Multi Cap Growth Funds Average, the returns for the Mid-Cap Growth Funds Average are also shown, because the management of the portfolios in the Mid-Cap Growth Funds Average is more consistent with the management of the Portfolio.

SP PIMCO High Yield Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
8.00% (4th quarter of 2002)	-4.15% (3rd quarter of 2002)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	4.03%	7.71%	7.68%
Merrill Lynch U.S. High Yield Master II BB-B Rated Index**	2.74%	8.39%	6.58%
Merrill Lynch U.S. High Yield Master II BB-B Rated Index with 2% Issuer Constraint***	3.39%	8.28%	7.08%
Lehman Brothers Intermediate BB Corporate Bond Index****	2.81%	7.52%	7.13%
Lipper Variable Insurance Products (VIP) High Current Yield Funds Average****	2.56%	7.12%	5.55%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Merrill Lynch U.S. High Yield Master II BB-B Rated Index is an unmanaged index that includes high yield bonds across the maturity spectrum, within the BB-B rated spectrum, included in the below-investment-grade universe. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio. The Portfolio no longer uses this index.

***                   The Merrill Lynch U.S. High Yield Master II BB-B Rated Index with 2% Issuer constraint is an unmanaged index that includes high yield bonds across the maturity spectrum, within the BB-B rated spectrum, included in the below-investment-grade universe. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio. The Portfolio has changed from the Merrill Lynch U.S. High Yield Master II BB-B Rated Index to the Merrill Lynch High Yield Master II BB-B Rated Index with 2% Issuer constraint because the Merrill Lynch High Yield Master II BB-B Rated Index with 2% Issuer constraint better reflects the composition of the Portfolio. In particular, the Portfolio generally maintains positions of 2% or less per issuer (although the Portfolio may hold positions of greater than that amount).

****            The Lehman Brothers Intermediate BB Corporate Bond Index is an unmanaged index comprised of various fixed income securities rated BB. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

*****     The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

SP PIMCO Total Return Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a market index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
5.69% (3rd quarter of 2001)	-2.04% (2nd quarter of 2004)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	2.39%	6.28%	6.96%
Lehman Brothers U.S. Aggregate Bond Index**	2.43%	5.87%	6.42%
Lipper Variable Insurance Products (VIP) Intermediate Investment Grade Debt Funds Average***	1.99%	5.60%	6.07%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index comprised of more than 5,000 government and corporate bonds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***                   The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

SP Prudential U.S. Emerging Growth Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
24.62% (2nd quarter of 2003)	-27.97% (3rd quarter of 2001)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Class II Inception**
Class I Shares	17.77%	2.56%	N/A
Class II Shares	17.47%	N/A	4.86%
S&P MidCap 400 Index***	12.56%	8.60%	9.37%
Russell Midcap Growth Index****	12.10%	1.38%	4.71%
Lipper Variable Insurance Products (VIP) Mid Cap Growth Funds Average*****	10.61%	-0.49%	2.45%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          Portfolio (Class I) inception: 9/22/00. Portfolio (Class II) inception: 7/9/01.

***                   The Standard & Poor’s MidCap 400 Composite Stock Price Index (S&P MidCap 400 Index) — an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry group representation — gives a broad look at how mid cap stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio’s Class II shares.

****            The Russell Midcap Growth Index consists of those securities in the Russell Midcap Index that have a greater-than-average growth orientation. The Russell Midcap Index consists of the 800 smallest securities in the Russell 1000 Index, as ranked by total market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio’s Class II shares.

*****     The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio’s Class II shares.

SP Small Cap Growth Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
25.50% (4th quarter of 2001)	-26.36% (3rd quarter of 2001)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	2.48%	-4.61%	-7.52%
Russell 2000 Index**	4.55%	8.22%	6.36%
Russell 2000 Growth Index***	4.15%	2.28%	-2.13%
Lipper Variable Insurance Products (VIP) Small Cap Growth Funds Average****	7.50%	1.06%	-2.05%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***                   The Russell 2000 Growth Index consists of those companies in the Russell 2000 Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

SP Small Cap Value Portfolio (formerly, SP Goldman Sachs Small Cap Value Portfolio)

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
15.70% (2nd quarter of 2003)	-19.18% (3rd quarter of 2002)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	4.61%	8.21%	9.98%
Russell 2500 Index**	8.11%	9.14%	7.91%
Russell 2000 Value Index***	4.71%	13.55%	14.55%
Lipper Variable Insurance Products (VIP) Small- Cap Value Funds Average****	7.56%	13.83%	14.03%
Lipper Variable Insurance Products (VIP) Small-Cap Core Funds Average****	5.35%	8.21%	7.40%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***                   The Russell 2000 Value Index measures the performance of Russell 2000 companies with higher price-to-book ratios. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio. Although Lipper classifies the Portfolio in the Small-Cap Core Funds Average, the returns for the Small-Cap Value Funds Average are also shown, because the management of the portfolios in the Small-Cap Value Funds Average is more consistent with the management of the Portfolio.

SP Strategic Partners Focused Growth Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
13.30% (4th quarter of 2001)	-19.07% (3rd quarter of 2001)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Class II Inception **
Class I Shares	15.29%	0.28%	N/A
Class II Shares	14.97%	N/A	-1.37%
S&P 500 Index***	4.91%	0.54%	0.54%
Russell 1000 Growth Index****	5.26%	-3.58%	-3.58%
Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average*****	7.33%	-3.18%	-3.18%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          Portfolio (Class I) inception: 9/22/00. Portfolio (Class II) inception: 1/12/01.

***                   The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how mid cap stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio’s Class II shares.

****            The Russell 1000 Growth Index consists of those Russell 1000 securities that have a greater-than-average growth orientation. The Russell 1000 Index consists of the 1000 largest securities in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest U.S. securities, as determined by total market capitalization. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio’s Class II shares.

*****     The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio’s Class II shares.

SP T. Rowe Price Large Cap Growth Portfolio (formerly, SP AllianceBernstein Large Cap Growth Portfolio)

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future. T. Rowe Price began managing the Portfolio on December 5, 2005. Performance prior to this time is attributable to other portfolio managers.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
14.58% (4th quarter of 2001)	-16.82% (3rd quarter of 2001)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	16.64%	-2.06%	-4.81%
Russell 1000 Index**	6.27%	1.07%	-0.81%
Russell 1000 Growth Index***	5.26%	-3.58%	-7.73%
Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average****	7.33%	-3.18%	-6.27%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Russell 1000 Index consists of the 1000 largest companies in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***                   The Russell 1000 Growth Index consists of those securities included in the Russell 1000 Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

SP William Blair International Growth Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
19.14% (2nd quarter of 2003)	-20.59% (1st quarter of 2001)

*                                 These annual returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Class II Inception **
Class I Shares	16.39%	-1.16%	N/A
Class II Shares	15.79%	-1.55%	-4.12%
MSCI EAFE Index***	13.54%	4.55%	3.79%
Lipper Variable Insurance Products (VIP) International Growth Funds Average****	15.36%	2.23%	0.30%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          Portfolio (Class I) inception: 9/22/00. Portfolio (Class II) inception: 10/4/00.

***                   The Morgan Stanley Capital International (MSCI) Europe, Australasia Far East (EAFE) Index is a weighted, unmanaged index of performance that reflects stock price movements in Europe, Australasia, and the Far East. These returns do not include the effect of any investment management expenses.  These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio’s Class II shares.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio’s Class II shares.

SP Aggressive Growth Asset Allocation Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
17.65% (2nd quarter of 2003)	-18.08% (3rd quarter of 2001)

*                                 These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	10.48%	1.46%	0.07%
S&P 500 Index**	4.91%	0.54%	-1.03%
Prior Aggressive Growth AA Custom Blended Index***	9.23%	4.45%	2.82%
Current Aggressive Growth AA Custom Blended Index***	7.64%	2.21%	0.55%
Lipper Variable Insurance Products (VIP) Multi Cap Core Funds Average****	6.66%	1.72%	0.66%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses.  These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***                   Prior Aggressive Growth AA Custom Blended Index consists of the Russell 1000 Value Index (17.5%), the Russell 1000 Growth Index (17.5%), the Russell 2000 Value Index (17.5%), the Russell Midcap Growth Index (17.5%), and the MSCI EAFE Index (30%). Current Aggressive Growth AA Custom Blended Index consists of the Russell 3000 Index (80%) and MCSI EAFE Index (20%). These returns do not include the effect of any investment management expenses.  These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio. The Portfolio has changed the composition of its customized benchmark to better represent the composition of the Portfolio. The new customized benchmarks are designed to set established percentages to provide a relative performance comparison covering both asset allocation and the performance of the underlying Portfolios.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

SP Balanced Asset Allocation Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with market indexes and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
11.68% (2nd quarter of 2003)	-9.62% (3rd quarter of 2001)

*                                 These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	7.60%	4.05%	3.56%
S&P 500 Index**	4.91%	0.54%	-1.03%
Prior Balanced AA Custom Blended Index***	6.10%	4.78%	3.84%
Current Balanced AA Custom Blended Index***	5.63%	4.01%	3.21%
Lipper Variable Insurance Products (VIP) Balanced Funds Average****	4.78%	3.33%	2.93%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses.  These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***                   Prior Balanced AA Custom Blended Index consists of the Russell 1000 Value Index (17.5%), the Russell 1000 Growth Index (17.5%), the Russell 2500 Value Index (7.5%), the Russell Midcap Growth Index (7.5%), the Lehman Brothers U.S. Aggregate Bond Index (30%), the Lehman Brothers Intermediate BB Index (10%) and the MSCI EAFE Index (10%). Current Balanced AA Custom Blended Index consists of the Russell 3000 Index (48%), the Lehman Brothers U.S. Aggregate Bond Index (40%) and the MSCI EAFE Index (12%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio. The Portfolio has changed the composition of its customized benchmark to better represent the composition of the Portfolio. The new customized benchmarks are designed to set established percentages to provide a relative performance comparison covering both asset allocation and the performance of the underlying Portfolios.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

SP Conservative Asset Allocation Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with market indexes and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
8.59% (2nd quarter of 2003)	-5.30% (3rd quarter of 2002)

*                                 These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	5.91%	4.76%	4.67%
S&P 500 Index**	4.91%	0.54%	-1.03%
Prior Conservative AA Custom Blended Index***	3.98%	4.97%	4.54%
Current Conservative AA Custom Blended Index***	4.58%	4.74%	4.38%
Lipper Variable Insurance Products (VIP) Income Funds Average****	4.13%	5.08%	4.84%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***                   Prior Conservative AA Custom Blended Index consists of the Russell 1000 Value Index (15%), the Russell 1000 Growth Index (15%), the Russell 2000 Value Index (2.5%), the Lehman Brothers Aggregate Bond Index (55%), the Lehman Brothers Intermediate BB Index (10%) and the Russell Midcap Growth Index (2.5%). Current Conservative AA Custom Blended Index consists of the Russell 3000 Index (32%), Lehman Brothers U.S. Aggregate Bond Index (60%) and MSCI EAFE Index (8%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio. The Portfolio has changed the composition of its customized benchmark to better represent the composition of the Portfolio. The new customized benchmarks are designed to set established percentages to provide a relative performance comparison covering both asset allocation and the performance of the underlying Portfolios.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

SP Growth Asset Allocation Portfolio

A number of factors — including risk — can affect how the Portfolio performs. The bar chart and table below demonstrate the risk of investing in the Portfolio by showing how the Portfolio’s average annual returns compare with market indexes and a group of similar mutual funds. Past performance does not mean that the Portfolio will achieve similar results in the future.

Annual Returns* (Class I Shares)

Best Quarter	Worst Quarter
14.52% (2nd quarter of 2003)	-13.64% (3rd quarter of 2001)

*                                 These annual returns do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. See the accompanying Contract prospectus. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

Average Annual Returns* (as of 12/31/05)

	1 Year	5 Years	Since Inception (9/22/00)
Class I Shares	9.24%	2.95%	1.89%
S&P 500 Index**	4.91%	0.54%	-1.03%
Prior Growth AA Custom Blended Index***	7.94%	4.68%	3.38%
Current Growth AA Custom Blended Index***	6.64%	3.16%	1.93%
Lipper Variable Insurance Products (VIP) Multi Cap Core Funds Average****	6.66%	1.72%	0.66%

*                                 The Portfolio’s returns are after deduction of expenses and do not include Contract charges. If Contract charges were included, the annual returns would have been lower than those shown. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for the Portfolio would have been lower.

**                          The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

***                   Prior Growth AA Custom Blended Index consists of the Russell 1000 Value Index (17.5%), the Russell 1000 Growth Index (17.5%), the Russell 2500 Value Index (12.5%), the Russell Midcap Growth Index (12.5%) the Lehman Brothers Aggregate Bond Index (12.5%) the Lehman Brothers Intermediate BB Index (7.5%), and the MSCI EAFE Index (20%). Current Growth AA Custom Blended Index consists of the Russell 3000 Index (64%), the Lehman Brothers U.S. Aggregate Bond Index (20%) and the MSCI EAFE Index (16%). These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio. The Portfolio has changed the composition of its customized benchmark to better represent the composition of the Portfolio. The new customized benchmarks are designed to set established percentages to provide a relative performance comparison covering both asset allocation and the performance of the underlying Portfolios.

****            The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges. The “Since Inception” return reflects the closest calendar month-end return to the inception date of the Portfolio.

FEES AND EXPENSES OF INVESTING IN THE PORTFOLIOS

Investors incur certain fees and expenses in connection with an investment in the Fund’s Portfolios. The following table shows the fees and expenses that you may incur if you invest in Class I shares of the Portfolios through a variable Contract. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract changes.

CLASS I SHARES
Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets)

	Shareholder Fees (fees paid directly from your investment)	Management Fees(1)		Distribution (12b-1) Fees	Other Expenses	Total Annual Portfolio Operating Expenses
Conservative Balanced Portfolio	N/A	0.55%		None	0.03%	0.58%
Diversified Bond Portfolio	N/A	0.40		None	0.05	0.45
Diversified Conservative Growth Portfolio	N/A	0.75		None	0.20	0.95
Equity Portfolio	N/A	0.45		None	0.02	0.47
Flexible Managed Portfolio	N/A	0.60		None	0.03	0.63
Global Portfolio	N/A	0.75		None	0.07	0.82
Government Income Portfolio	N/A	0.40		None	0.07	0.47
High Yield Bond Portfolio	N/A	0.55		None	0.03	0.58
Jennison Portfolio	N/A	0.60		None	0.03	0.63
Jennison 20/20 Focus Portfolio	N/A	0.75		None	0.12	0.87
Money Market Portfolio	N/A	0.40		None	0.05	0.45
Natural Resources Portfolio	N/A	0.45		None	0.04	0.49
Small Capitalization Stock Portfolio	N/A	0.40		None	0.06	0.46
Stock Index Portfolio	N/A	0.35		None	0.03	0.38	(1)
Value Portfolio	N/A	0.40		None	0.03	0.43
SP AIM Core Equity Portfolio	N/A	0.85		None	0.43	1.28	(2)
SP Davis Value Portfolio	N/A	0.75		None	0.07	0.82
SP Large Cap Value Portfolio	N/A	0.80		None	0.03	0.83
SP LSV International Value Portfolio	N/A	0.90		None	0.16	1.06	(2)(3)
SP Mid Cap Growth Portfolio	N/A	0.80		None	0.22	1.02	(2)
SP PIMCO High Yield Portfolio	N/A	0.60		None	0.07	0.67
SP PIMCO Total Return Portfolio	N/A	0.60		None	0.02	0.62
SP Prudential U.S. Emerging Growth Portfolio	N/A	0.60		None	0.20	0.80
SP Small Cap Growth Portfolio	N/A	0.95		None	0.10	1.05
SP Small Cap Value Portfolio	N/A	0.90		None	0.07	0.97
SP Strategic Partners Focused Growth Portfolio	N/A	0.90		None	0.24	1.14	(2)(3)
SP T. Rowe Price Large Cap Growth Portfolio	N/A	0.90		None	0.26	1.16	(2)(3)
SP William Blair International Growth Portfolio	N/A	0.85		None	0.13	0.98
SP Aggressive Growth Asset Allocation Portfolio	N/A	0.83	(4)	None	0.09	0.92	(5)
SP Balanced Asset Allocation Portfolio	N/A	0.75	(4)	None	0.10	0.85	(5)
SP Conservative Asset Allocation Portfolio	N/A	0.74	(4)	None	0.04	0.78	(5)
SP Growth Asset Allocation Portfolio	N/A	0.79	(4)	None	0.09	0.88	(5)

(1)                       The management fee rate shown is based on each Portfolio’s net assets as of the close of the Portfolio’s fiscal year, excluding the Asset Allocation Portfolios (see note 4 below). The Stock Index Portfolio’s management fee schedule includes fee breakpoints, which reduce the Portfolio’s effective management fee as assets increase. Changes in Portfolio assets may result in increases or decreases in the Portfolio’s effective management fee. The Portfolio’s management fee, as a percentage of daily net assets, is as follows:
0.35% up to and including $4 billion; and
0.30% over $4 billion.

(2)                       The Portfolio’s total actual annual operating expenses for the year ended December 31, 2005 were less than the amount shown in the table due to fee waivers, reimbursement of expenses and expense offset arrangements (the “Arrangements”). The Arrangements are voluntary and may be terminated by the Manager at any time. In addition, the Arrangements may be modified periodically. After accounting for the Arrangements, the Portfolio’s actual annual operating expenses for the fiscal year ended December 31, 2005 were as follows:  1.00% for SP AIM Core Equity Portfolio, 1.00% for SP Mid Cap Growth Portfolio, 1.06% for SP T. Rowe Price Large Cap Growth Portfolio and 1.07% for the SP Strategic Partners Focused Growth Portfolio. The SP LSV International Value Portfolio had an Arrangement in place that did not affect the Portfolio’s actual annual operating expenses for the fiscal year ended December 31, 2005.

(3)                       Some of the Arrangements that were effective during 2005 have been modified or eliminated. Had the Arrangements in place as of January 1, 2006 been effective throughout 2005, the Portfolios’ total actual annual operating expenses for the year ended December 31, 2005 would have been as follows:  1.06% for SP T. Rowe Price Large Cap Growth Portfolio, 1.10% for SP LSV International Value Portfolio and 1.25% for the SP Strategic Partners Focused Growth Portfolio. The Arrangements for SP AIM Core Equity Portfolio and SP Mid Cap Growth Portfolio were neither modified nor eliminated as of January 1, 2006.

(4)                    Each Asset Allocation Portfolio invests only in shares of other underlying Fund Portfolios. The management fees shown for each Asset Allocation Portfolio is based on the weighted average of the management fees (before the Arrangements as discussed herein) borne by the underlying Fund Portfolios according to the allocation percentage targets in place at December 31, 2005 plus a 0.05% annual management fee paid to the Manager. The only management fee directly paid by the Asset Allocation Portfolios is the 0.05% fee paid to the Manager.

(5)                    Although the Asset Allocation Portfolios do not incur any expenses directly other than the 0.05% fee paid to the Manager, shareholders indirectly bear the expenses of the underlying Fund Portfolios in which the Asset Allocation Portfolios invest. The Total Annual Portfolio Operating Expenses figures shown include (a) management fees based on the weighted average of the management fees (before the Arrangements as discussed herein) borne by the underlying Fund Portfolios according to the allocation percentage targets in place at December 31, 2005, (b) Other Expenses based on the weighted average of the Other Expenses of the underlying Fund Portfolios according to the allocation percentage targets in place at December 31, 2005, and (c) the 0.05% fee paid to the Manager.

The following table shows the fees and expenses that you may incur if you invest in Class II shares of the Portfolios through a variable Contract. The table does not include Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract charges.

CLASS II
Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets)

	Shareholder Fees (fees paid directly from your investment)	Management Fees	Distribution (12b-1) Fees	Other Expenses(1)	Total Annual Portfolio Operating Expenses
Equity Portfolio	N/A	0.45%	0.25%	0.17%	0.87%
Jennison Portfolio	N/A	0.60	0.25	0.18	1.03
Jennison 20/20 Focus Portfolio	N/A	0.75	0.25	0.27	1.27
Natural Resources	N/A	0.45	0.25	0.19	0.89
Value Portfolio	N/A	0.40	0.25	0.18	0.83
SP Prudential U.S. Emerging Growth Portfolio	N/A	0.60	0.25	0.35	1.20
SP Strategic Partners Focused Growth Portfolio	N/A	0.90	0.25	0.39	1.54	(2)(3)
SP William Blair International Growth Portfolio	N/A	0.85	0.25	0.28	1.38

(1)                       Includes 0.15% administration fee.

(2)                       The Portfolio’s total actual annual operating expenses for the year ended December 31, 2005 were less than the amount shown in the table due to the Arrangements. The Arrangements are voluntary and may be terminated by the Manager at any time. In addition, the Arrangements may be modified periodically. After accounting for the Arrangements, the SP Strategic Partners Focused Growth Portfolio’s actual annual operating expenses for the fiscal year ended December 31, 2005 were 1.47%.

(3)                       Some of the Arrangements that were effective during 2005 have been modified or eliminated. Had the Arrangements in place as of January 1, 2006 been effective throughout 2005, the SP Strategic Partners Focused Growth Portfolios’ total actual annual operating expenses for the year ended December 31, 2005 would have been 1.65%.

Example

The following Example, which reflects the Portfolio operating expenses listed in the preceding tables, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The following example does not include the effect of Contract charges. Because Contract Charges are not included, the total fees and expenses that you will incur will be higher than the example set forth in the following table. For more information about Contract charges see the accompanying Contract prospectus.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s total operating expenses remain the same, and that no expense waivers and reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

CLASS I SHARES

	1 Year	3 Years	5 Years	10 Years
Conservative Balanced Portfolio	$59	$186	$324	$726
Diversified Bond Portfolio	46	144	252	567
Diversified Conservative Growth Portfolio	97	303	525	1,166
Equity Portfolio	48	151	263	591
Flexible Managed Portfolio	64	202	351	786
Global Portfolio	84	262	455	1,014
Government Income Portfolio	48	151	263	591
High Yield Bond Portfolio	59	186	324	726
Jennison Portfolio	64	202	351	786
Jennison 20/20 Focus Portfolio	89	278	482	1,073
Money Market Portfolio	46	144	252	567
Natural Resources Portfolio	50	157	274	616
Small Capitalization Stock Portfolio	47	148	258	579
Stock Index Portfolio	39	122	213	480
Value Portfolio	44	138	241	542
SP AIM Core Equity Portfolio	130	406	702	1,545
SP Davis Value Portfolio	84	262	455	1,014
SP Large Cap Value Portfolio	85	265	460	1,025
SP LSV International Value Portfolio	108	337	585	1,294
SP Mid Cap Growth Portfolio	104	325	563	1,248
SP PIMCO High Yield Portfolio	68	214	373	835
SP PIMCO Total Return Portfolio	63	199	346	774
SP Prudential U.S. Emerging Growth Portfolio	82	255	444	990
SP Small Cap Growth Portfolio	107	334	579	1,283
SP Small Cap Value Portfolio	99	309	536	1,190
SP Strategic Partners Focused Growth Portfolio	116	362	628	1,386
SP T. Rowe Price Large Cap Growth Portfolio	118	368	638	1,409
SP William Blair International Growth Portfolio	100	312	542	1,201
SP Aggressive Growth Asset Allocation Portfolio	94	293	509	1,131
SP Balanced Asset Allocation Portfolio	87	271	471	1,049
SP Conservative Asset Allocation Portfolio	80	249	433	966
SP Growth Asset Allocation Portfolio	90	281	488	1,084

CLASS II SHARES

	1 Year	3 Years	5 Years	10 Years
Equity Portfolio	$89	$278	$482	$1,073
Jennison Portfolio	105	328	569	1,259
Jennison 20/20 Focus Portfolio	129	403	697	1,534
Natural Resources Portfolio	91	284	493	1,096
Value Portfolio	85	265	460	1,025
SP Prudential U.S. Emerging Growth Portfolio	122	381	660	1,455
SP Strategic Partners Focused Growth Portfolio	157	486	839	1,834
SP William Blair International Growth Portfolio	140	437	755	1,657

MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Investment Objectives and Policies

We describe each Portfolio’s investment objective and policies below. We describe certain investment instruments that appear in bold lettering below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios. Although we make every effort to achieve each Portfolio’s objective, we can’t guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio’s investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors can change investment policies that are not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Conservative Balanced Portfolio

The investment objective of this Portfolio is to seek a total investment return consistent with a conservatively managed diversified portfolio. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

We invest in equity, debt and money market securities in order to achieve diversification. We seek to maintain a conservative blend of investments that will have strong performance in a down market and solid, but not necessarily outstanding, performance in up markets. This Portfolio may be appropriate for an investor looking for diversification with less risk than that of the Flexible Managed Portfolio, while recognizing that this reduces the chances of greater appreciation.

Under normal conditions, we will invest within the ranges shown below:

Asset Type	Minimum	Normal	Maximum
Stocks	15%	50%	75%
Debt obligations and money market securities	25%	50%	85%

The equity portion of the Portfolio is generally managed as an index fund, designed to perform similarly to the holdings of the Standard & Poor’s 500 Composite Stock Price Index. For more information about the index and index investing, see the investment summary for Stock Index Portfolio included in this prospectus.

Debt securities are basically written promises to repay a debt. There are numerous types of debt securities which vary as to the terms of repayment and the commitment of other parties to honor the obligations of the issuer. Most of the securities in the debt portion of this Portfolio will be rated “investment grade.” This means major rating services, like Standard & Poor’s Ratings Group (S&P) or Moody’s Investors Service, Inc. (Moody’s), have rated the securities within one of their four highest rating categories. The Portfolio also invests in high quality money market instruments.

The Portfolio may invest without limitation in debt obligations issued or guaranteed by the U.S. Government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. Government is Treasury Inflation Protected Securities and obligations of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. Government securities issued by other government entities, like the Federal National Mortgage Association (Fannie Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. Government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.

The Portfolio may also invest in debt securities rated as low as BB, Ba or lower by a major rating service at the time they are purchased. These high-yield or “junk bonds” are riskier than investment grade securities and are considered speculative. We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

The Portfolio may invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. Up to 20% of the Portfolio’s total assets may be invested in debt securities that are issued outside the U.S. by foreign or U.S. issuers, provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also invest in fixed and floating rate loans (secured or unsecured) arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders. Generally, these types of investments are in the form of loans or assignments.

The Portfolio’s investment in debt securities may include investments in mortgage-related securities and asset-backed securities. Up to 5% of the Portfolio’s assets may also be invested in collateralized debt obligations (CDOs) and other credit-related asset-backed securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on equity securities, debt securities, stock indexes and foreign currencies.

•       Purchase and sell exchange-traded fund shares.

•       Purchase and sell stock index, interest rate, interest rate swap and foreign currency futures contracts and options on those contracts.

•       Forward foreign currency exchange contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•       Swap agreements, including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in options on swaps.

•       Credit-linked securities, which may be linked to one or more underlying credit default swaps. No more than 5% of the Portfolio’s assets may be invested in credit default swaps or credit-linked securities.

•       Repurchase Agreements. The Portfolio may participate with certain other Portfolios of the Fund and other affiliated funds in a joint repurchase account under an order obtained from the SEC.

•       Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

•       Reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s total assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio’s assets when markets are unstable.

The equity portion of the Portfolio is managed by Quantitative Management Associates LLC, and the fixed income and money market portions of the Portfolio are managed by Prudential Investment Management, Inc. Prior to July 1, 2004, the entire Portfolio was managed by Prudential Investment Management, Inc.

Diversified Bond Portfolio

The investment objective of this Portfolio is a high level of income over a longer term while providing reasonable safety of capital. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

To achieve our objective, we normally invest at least 80% of the Portfolio’s investable assets in intermediate and long-term debt obligations that are rated investment grade and high quality money market instruments. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

In general, the value of debt obligations moves in the opposite direction as interest rates — if a bond is purchased and then interest rates go up, newer bonds will be worth more relative to existing bonds because they will have a higher rate of interest. We will adjust the mix of the Portfolio’s short-term, intermediate-term and long-term debt obligations in an attempt to benefit from price appreciation when interest rates go down and to incur smaller declines when interest rates go up.

Investment grade debt securities are those that major rating services, like Standard and Poor’s Ratings Group (S&P) or Moody’s Investor Service, Inc. (Moody’s), have rated within one of their four highest rating categories. The Portfolio may continue to hold a debt obligation if it is downgraded below investment grade after it is purchased or if it is no longer rated by a major rating service. We may also invest up to 20% of the Portfolio’s investable assets in lower rated securities which are riskier and considered speculative. These securities are sometimes referred to as “junk bonds.” We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above. Debt obligations are basically written promises to repay a debt. The terms of repayment vary among the different types of debt obligations, as do the commitments of other parties to honor the obligations of the issuer of the security. The types of debt obligations in which we can invest include U.S. Government securities, mortgage-related securities, asset-backed securities, and corporate bonds.

The Portfolio may invest without limit in debt obligations issued or guaranteed by the U.S. Government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. Government is an obligation of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. Government securities issued by other government entities, like the Federal National Mortgage Association (Fannie Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. Government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.

We may invest up to 20% of the Portfolio’s total assets in debt securities issued outside the U.S. by U.S. or foreign issuers whether or not such securities are denominated in the U.S. dollar.

The Portfolio may also invest in convertible debt warrants and convertible and non-convertible preferred stock of any rating. The Portfolio will not acquire any common stock except by converting a convertible security or exercising a warrant. No more than 10% of the Portfolio’s total assets will be held in common stocks, and those will usually be sold as soon as a favorable opportunity arises. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

We may also invest in loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Collateralized debt obligations (CDOs) and other credit-related asset-backed securities. No more than 5% of the Portfolio’s assets may be invested in CDOs.

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on debt securities and financial indexes; purchase and sell interest rate and interest rate swap futures contracts and options on those contracts.

•       Forward foreign currency exchange contracts; and purchase securities on a when-issued or delayed delivery basis.

•       Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•       Swap agreements including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in option swaps.

•       Credit-linked securities, which may be linked to one or more underlying credit default swaps.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may also invest up to 30% of its net assets in reverse repurchase agreements and dollar rolls. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

Under normal conditions, the Portfolio may invest a portion of its assets in high-quality money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the value of the Portfolio’s assets when markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc.

Diversified Conservative Growth Portfolio

The investment objective of this Portfolio is to provide current income and a reasonable level of capital appreciation. We seek to achieve this objective by investing in a diversified portfolio of debt and equity securities. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

We normally invest in a diversified portfolio of debt and equity securities. Under normal market conditions, we invest approximately 60% of the Portfolio’s total assets in debt securities of varying maturities with a dollar-weighted average portfolio maturity of between 4 and 15 years or an average duration ranging between two years below and two years above the average duration of the Portfolio’s benchmark index. (The maturity of a bond is the number of years until the principal is due and payable. Weighted average maturity is calculated by adding the maturities of all of the bonds in the Portfolio and dividing by the number of bonds on a dollar-weighted basis.) The Portfolio will normally invest approximately 40% of its total assets in equity and equity-related securities issued by U.S. and foreign companies.

This Portfolio is designed for investors who want investment professionals to make their asset allocation decisions for them and are seeking current income and low to moderate capital appreciation. We have contracted with five highly regarded subadvisers who each will manage a portion of the Portfolio’s assets. In this way, the Portfolio offers diversification not only of asset type, but also of investment style. Investors in this Portfolio should have both sufficient time and tolerance for risk to accept periodic declines in the value of their investment.

The types of debt securities in which we can invest include U.S. Government securities, securities of its agencies or government sponsored enterprises, corporate debt obligations of non-U.S. issuers, including convertible securities and corporate commercial paper, debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, mortgage-backed and asset-backed securities, inflation-indexed bonds of governments and corporations, structured notes, including hybrid or “indexed” securities, delayed funding loans, and revolving credit facilities, obligations of international agencies and supranational agencies, commercial paper, bank certificates of deposit, fixed time deposits, and bankers acceptances. These debt securities will generally be investment grade. This means major rating services, like Standard and Poor’s Ratings Group (S&P) or Moody’s Investor Service, Inc. (Moody’s), have rated the securities within one of their four highest rating categories. We may also invest up to 35% of the Portfolio’s total assets in lower rated securities that are riskier and considered speculative. Up to 25% of the Portfolio’s total assets may be invested in debt obligations issued or guaranteed by foreign governments, their agencies and instrumentalities, supranational organizations, and foreign corporations or financial institutions. Up to 10% of the Portfolio’s total assets may be invested in debt obligations of issuers in emerging markets.

Up to 15% of the Portfolio’s total assets may be invested in foreign equity securities, including those of companies in emerging markets. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

Generally, the Portfolio’s assets will be allocated as shown in the table below. However, we may rebalance the Portfolio’s assets at any time or add or eliminate portfolio segments, in accordance with the Portfolio’s investment objective and policies.

Percent of Portfolio Assets	Asset Class	Subadviser	Investment Style
40%	Fixed income	Pacific Investment Management Company LLC	Mostly high-quality debt instruments
20%	Fixed income	Prudential Investment Management, Inc. (PIM)	High-yield debt, including junk bonds and emerging market debt
15%	Equities	Jennison	Growth-oriented, focusing on large cap stocks
15%	Equities	Jennison	Value-oriented, focusing on large cap stocks
5%	Equities	EARNEST Partners LLC	Value-oriented, focusing on small cap and mid cap stocks
5%	Equities	RS Investment Management LP	Growth-oriented, focusing on small cap and mid cap stocks.

We may also invest in loans arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders. Generally, these types of investments are in the form of loans and assignments.

We may also invest in debt securities of the U.S. Treasury and corporations that have been issued without interest coupons or that have been stripped of their interest coupons, or have interest coupons that have been stripped from the debt obligation (stripped securities).

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Collateralized debt obligations (CDOs) and other credit-related asset-backed securities. No more than 5% of the Portfolio’s assets may be invested in CDOs.

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Forward foreign currency exchange contracts.

•       Purchase and sell options on equity securities, debt securities, financial indexes and U.S. Government securities; engage in foreign currency exchange contracts and related options.

•       Purchase and write put and call options on foreign currencies; trade currency futures contracts and options on those contracts.

•       Purchase and sell futures on debt securities, U.S. Government securities, financial indexes, interest rates, interest rate swaps and related options.

•       Invest in delayed delivery and when-issued securities.

•       Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•       Swap agreements, including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in option swaps.

•       Preferred stock.

•       Convertible debt.

•       Debt from emerging markets.

•       Event-linked bonds.

•       Credit-linked securities, which may be linked to one or more underlying credit default swaps.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. The Portfolio may also invest up to 30% of its net assets in reverse repurchase agreements and dollar rolls.

•       Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

•       Long and short credit default swaps.

In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

Equity Portfolio

The investment objective of this Portfolio is long term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

We normally invest at least 80% of the Portfolio’s investable assets in common stock of major established companies (over $5 billion in market capitalization) as well as smaller companies. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

Up to 20% of the Portfolio’s investable assets may be invested in short-, intermediate- or long-term debt obligations, convertible and nonconvertible preferred stock and other equity-related securities. Up to 5% of these investable assets may be rated below investment grade. These securities are considered speculative and are sometimes referred to as “junk bonds.”

In deciding which stocks to buy, the advisers use a blend of investment styles. Jennison invests in stocks that may be undervalued given the company’s earnings, assets, cash flow and dividends, and also invests in companies experiencing some or all of the following: a price/earnings ratio lower than earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development, new product flow, and financial strength. Although Jennison’s allocation between growth and value will vary over time, it is expected to be approximately 50/50 over a full market cycle. SaBAM will use a “core” approach with respect to 50% of the Portfolio’s assets, which seeks to combine certain aspects of the value approach with certain aspects of the growth approach. As a result, the Portfolio may invest in stocks that may be undervalued given the company’s earnings, assets, cash flow and dividends and also may invest in companies experiencing some or all of the following: a price/ earnings ratio lower than earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development, new product flow, and financial strength.

Up to 30% of the Portfolio’s total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on equity securities, stock indexes and foreign currencies.

•       Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

•       Forward foreign currency exchange contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       Short sales against-the-box.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•       Equity and/or debt securities of Real Estate Investment Trusts (REITs).

Under normal circumstances, the Portfolio may invest a portion of its assets in money market instruments. In addition, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments in response to adverse market conditions or when restructuring the Portfolio. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is co-managed by Jennison and SaBAM. Jennison and SaBAM are each responsible for managing approximately 50% of the Portfolio’s assets. GEAM served as a subadviser to the Portfolio from 2001 to December 5, 2005.

Flexible Managed Portfolio

The investment objective of this Portfolio is to seek a high total return consistent with an aggressively managed diversified portfolio. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

We invest in a mix of equity and equity-related securities, debt obligations and money market instruments. We adjust the percentage of Portfolio assets in each category depending on our expectations regarding the different markets.

We invest in equity, debt and money market securities — in order to achieve diversification in a single Portfolio. We seek to maintain a more aggressive mix of investments than the Conservative Balanced Portfolio. This Portfolio may be appropriate for an investor looking for diversification who is willing to accept a relatively high level of loss in an effort to achieve greater appreciation.

Generally, we will invest within the ranges shown below:

Asset Type	Minimum	Normal	Maximum
Stocks	25%	60%	100%
Fixed income securities	0%	40%	75%

The equity portion of the Fund is generally managed under an “enhanced index style.” Under this style, the portfolio managers utilize a quantitative approach in seeking to outperform the Standard & Poor’s 500 Composite Stock Price Index and to limit the possibility of significantly underperforming that index.

The stock portion of the Portfolio will be invested in a broadly diversified portfolio of stocks generally consisting of large and mid-size companies, although it may also hold stocks of smaller companies. We will invest in companies and industries that, in our judgment, will provide either attractive long-term returns, or are desirable to hold in the Portfolio to manage risk.

The Portfolio may invest without limitation in debt obligations issued or guaranteed by the U.S. Government and government-related entities. An example of a debt security that is backed by the full faith and credit of the U.S. Government is Treasury Inflatio Protected Securities and obligations of the Government National Mortgage Association (Ginnie Mae). In addition, we may invest in U.S. Government securities issued by other government entities, like the Federal National Mortgage Association (Fannie Mae) and the Student Loan Marketing Association (Sallie Mae) which are not backed by the full faith and credit of the U.S. Government. Instead, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. The Portfolio may also invest in the debt securities of other government-related entities, like the Farm Credit System, which depend entirely upon their own resources to repay their debt.

The Portfolio also may invest up to 25% of this portion of the Portfolio in debt securities rated as low as BB, Ba or lower by a major rating service at the time they are purchased. These high-yield or “junk bonds” are riskier than investment grade securities and are considered speculative. We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

The fixed income portion of the Portfolio may also include loans and assignments in the form of loan participations, mortgage-related securities and other asset-backed securities.

The Portfolio may also invest up to 30% of its total assets in foreign equity and debt securities that are not denominated in the U.S. dollar. In addition, up to 20% of the Portfolio’s total assets may be invested in debt securities that are issued outside of the U.S. by foreign or U.S. issuers provided the securities are denominated in U.S. dollars. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

We may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Real Estate Investment Trusts (REITs).

•       Collateralized debt obligations (CDOs) and other credit-related asset-backed securities (up to 5% of the Portfolio’s assets may be invested in these instruments).

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on equity securities, debt securities, stock indexes, and foreign currencies.

•       Purchase and sell exchange-traded fund shares.

•       Purchase and sell stock index, interest rate, interest rate swap and foreign currency futures contracts and options on those contracts.

•       Forward foreign currency exchange contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•       Swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in swap options.

•       Credit-linked securities, which may be linked to one or more underlying credit default swaps. No more than 5% of the Portfolio’s assets may be invested in credit default swaps or credit-linked securities.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC. We may also invest in reverse repurchase agreements and dollar rolls in the management of the fixed-income portion of the Portfolio. The Portfolio will not use more than 30% of its net assets in connection with reverse repurchase transactions and dollar rolls.

In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when markets are unstable.

The stock portion of the Portfolio is managed by Quantitative Management Associates LLC, and the fixed income portion of the Portfolio is managed by Prudential Investment Management, Inc. Prior to July 1, 2004, the entire Portfolio was managed by Prudential Investment Management, Inc.

Global Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies. Each subadviser for the Portfolio generally will use either a “growth” approach or a “value” approach in selecting either foreign or U.S. common stocks. The target asset allocation, area of geographic focus, and primary investment style for each subadviser are set forth below.

Subadviser	Target Asset Allocation of Global Portfolio’s Assets	Primary Geographic Focus and Asset Class	Investment Style
William Blair	25%	Foreign Equity	Growth-oriented
LSV	25%	Foreign Equity	Value-oriented
Marsico	25%	U.S. Equity	Growth-oriented
T. Rowe Price	25%	U.S. Equity	Value-oriented

William Blair uses fundamental research to identify foreign companies with market capitalizations over $100 million that have above-average prospective growth, evidence of sustainability of future growth, above-average profitability and reinvestment of internal capital, and conservative capital structure. LSV employs a proprietary model and other quantitative methods in an attempt to pick undervalued stocks with high near-term appreciation potential. Cash flow-to-price ratios, book-to-market ratios and certain past performance measures are some of the important variables reviewed by LSV in its investment process. In selecting investments for the Portfolio, Marsico uses an approach that combines top-down macroeconomic analysis with bottom-up stock selection. The top-down approach may take into consideration macro-economic factors such as interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. As a result of the top-down analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed. Marsico then looks for individual companies (generally companies with market capitalizations of a least $4 billion) with earnings growth potential that may not be recognized by the market at large. In particular, Marsico may focus on any of a number of different attributes that may include the company’s specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals, strong and ethical management, commitment to shareholder interests, and reasonable valuations in the context of projected growth rates. This process is called bottom-up stock selection. T. Rowe Price invests primarily in common stocks of large companies that appear to be undervalued, and in securities that are expected to produce dividend income. T. Rowe Price typically employs a “value” approach in selecting investments. T. Rowe Price’s in-house research team seeks to identify companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth. The actual allocation to each subadviser may vary from the target allocation listed above. The Portfolio may change the target allocations.

This Portfolio is intended to provide investors with the opportunity to invest in companies located throughout the world. As set forth above, the Portfolio invests approximately 50% of its assets in the equity and equity-related securities of foreign companies and approximately 50% of its assets in the equity and equity-related securities of U.S. companies. Generally, the Portfolio invests in at least three countries, including the U.S., but may invest up to 35% of its assets in companies located in any one country. The 35% limitation does not apply to U.S investments. The Portfolio may invest in emerging markets securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on equity securities, stock indexes and foreign currencies.

•       Purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts.

•       Forward foreign currency exchange contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       Equity swaps. The Portfolio may also lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

•       Short sales against-the-box.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•       Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio may invest up to 100% of its assets in money market instruments in response to adverse market conditions or when we are restructuring the Portfolio. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is co-managed by William Blair, LSV, Marsico, and T. Rowe Price. William Blair, LSV, Marsico, and T. Rowe Price are each responsible for managing approximately 25% of the Portfolio’s assets. The Global Portfolio was managed by Jennison from 2001 to December 5, 2005.

Government Income Portfolio

The investment objective of this Portfolio is a high level of income over the longer term consistent with the preservation of capital. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

Normally, we invest at least 80% of the Portfolio’s investable assets in U.S. Government securities, which include Treasury securities, obligations issued or guaranteed by U.S. Government agencies and instrumentalities and mortgage-related securities issued by U.S. Government instrumentalities. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

U.S. Government securities are considered among the most creditworthy of debt securities. Because they are generally considered less risky, their yields tend to be lower than the yields from corporate debt. Like all debt securities, the values of U.S. Government securities will change as interest rates change.

The Portfolio may normally invest up to 20% of its investable assets in (i) money market instruments, (ii) asset-backed securities rated at least single A by Moody’s or S&P (or if unrated, of comparable quality in our judgment) and (iii) subject to a limit of 10% of its investable assets and a rating of at least single A by Moody’s or S&P (or if unrated, of comparable quality in our judgment), foreign securities (including securities issued by foreign governments, supranational organizations or non-governmental foreign issuers such as banks or corporations) denominated in U.S. dollars or in foreign currencies which may or may not be hedged to the U.S. dollar. The Portfolio may invest up to 15% of its net assets in zero coupon bonds.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on debt securities and financial indexes.

•       Purchase and sell domestic and foreign interest rate and interest rate swap futures contracts and options on these futures contracts; and purchase securities on a when-issued or delayed delivery basis.

•       Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•       Swap agreements, including interest rate, credit-default, total return and index swaps. The Portfolio may also invest in options on swaps.

•       Forward foreign currency exchange contracts and foreign currency futures contracts.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

We may also invest in reverse repurchase agreements and dollar rolls. The Portfolio may invest up to 30% of its assets in these instruments.

The Portfolio may invest up to 100% of its assets in money market instruments in response to adverse market conditions or when restructuring the Portfolio. Investing heavily in money market securities limits our ability to achieve capital appreciation, but can help to preserve the Portfolio’s assets when the markets are unstable. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

The Portfolio is managed by Prudential Investment Management, Inc.

High Yield Bond Portfolio

The investment objective of this Portfolio is a high total return. While we make every effort to achieve our objective, we can’t guarantee success and, it is possible that you could lose money.

We invest primarily in high-yield/high risk debt securities, which are often referred to as high-yield bonds or “junk bonds.” High-yield bonds and junk bonds are riskier than higher rated bonds. Normally, we will invest at least 80% of the Portfolio’s investable assets in medium to lower rated debt securities. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

Lower rated and comparable unrated securities tend to offer better yields than higher rated securities with the same maturities because the issuer’s financial condition may not have been as strong as that of higher rated issuers. Changes in the perception of the creditworthiness of the issuers of lower rated securities tend to occur more frequently and in a more pronounced manner than for issuers of higher rated securities.

The Portfolio may invest up to 20% of its total assets in U.S. dollar denominated debt securities issued outside the U.S. by foreign and U.S. issuers.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Common stock, debt securities, convertible debt and preferred stock.

•       Loans or assignments arranged through private negotiations between a corporation which is the borrower and one or more financial institutions that are the lenders.

•       Asset-backed securities.

•       Collateralized debt obligations (CDOs) and other credit-related asset-backed securities. No more than 5% of the Portfolio’s assets may be invested in CDOs.

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on debt securities.

•       Purchase and sell interest rate and interest rate swap futures contracts and options on these futures contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       PIK bonds.

•       Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. The Portfolio may also enter into short sales against-the-box.

•       Swap agreements; including interest rate, credit default, currency exchange rate and total return swaps. The Portfolio may also invest in options on swaps.

•       Credit-linked securities, which may be linked to one or more underlying credit default swaps.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

We may also invest in Reverse repurchase agreements and dollar rolls. The Portfolio may invest up to 30% of its assets in these instruments.

Under normal circumstances, the Portfolio may invest in money market instruments. In response to adverse market conditions or when we are restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Prudential Investment Management, Inc.

Jennison Portfolio

The investment objective of this Portfolio is to achieve long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

We normally invest at least 65% of the Portfolio’s total assets in equity-related securities of companies that exceed $1 billion in market capitalization at the time of investment and that we believe have above-average growth prospects. We may also invest in common stocks, preferred stocks and other equity-related securities of companies that are undergoing changes in management, in product and/or in marketing dynamics which we believe have not yet been reflected in reported earnings or recognized by investors.

We select stocks on a company-by-company basis using fundamental analysis and look for companies with some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity and a strong balance sheet. Often the companies we choose have a defendable competitive position, enduring business franchise, differentiated product or service and/or proven management team.

In addition to common stocks and preferred stocks, we may invest in debt securities and mortgage-related securities. These securities may be rated as low as Baa by Moody’s or BBB by S&P (or if unrated, of comparable quality in our judgment).

The Portfolio may also invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Up to 30% of the Portfolio’s assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on equity securities, stock indexes and foreign currencies.

•       Purchase and sell stock index and foreign currency futures contracts and options on those futures contracts.

•       Forward foreign currency exchange contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       Equity swap agreements.

•       Short sales against-the-box.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•       Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison.

Jennison 20/20 Focus Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve this objective, we can’t guarantee success, and it is possible that you could lose money.

The Portfolio provides a dual perspective on the equity market by combining value and growth investment styles in one concentrated portfolio of up to 20 value stocks and up to 20 growth stocks that the two portfolio managers identify as having strong capital appreciation potential. Each portfolio manager is responsible for selecting the securities within his discipline. The value portfolio manager seeks to invest in stocks trading at one or more favorable ratios (e.g. a low price/free cash flow multiple, a low price/book (especially if a restructuring is under way), a low price/sales multiple, etc.) that also possess identifiable catalysts which can help unlock their true worth. The growth portfolio manager seeks to invest in companies with growth in units, revenues, cash flows and/or earnings; defendable competitive positions and enduring business franchises that offer a differentiated product and/or service; proven management teams; robust balance sheets; high or improving return on equity; above average return on assets or invested capital; sustainable earnings growth superior to the market average and duration of that growth rate, and appropriate valuations. Because the Portfolio will be investing in 40 or fewer securities, an investment in this Portfolio may be riskier than an investment in a more widely diversified fund. The portfolio managers recognize that prudent stock selection in this concentrated portfolio is especially important. The portfolio managers purchase stocks in which they have a high level of conviction for outperformance in the intermediate and long term with limited downside potential in the short term. We intend to be fully invested, under normal market conditions, but may accumulate cash and other short-term investments in such amounts and for such temporary periods of time as market conditions dictate.

Normally, the Portfolio will invest at least 80% of its total assets in common stocks and equity-related securities such as preferred stocks, convertible stocks, and equity interests in partnerships, joint ventures and other noncorporate entities. We may also invest in warrants and similar rights that can be exercised for equity securities, but will not invest more than 5% of the Portfolio’s total assets in unattached warrants or rights. The Portfolio may invest up to 20% of its total assets in cash, obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and derivatives. Up to 20% of the Portfolio’s total assets may be invested in foreign securities. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on financial indexes that are traded on U.S or foreign securities exchanges or in the over-the-counter market.

•       Purchase and sell futures contracts on stock indexes and foreign currencies and options on those contracts.

•       Purchase or sell securities on a when-issued or delayed delivery basis.

•       Short sales. No more than 25% of the Portfolio’s net assets may be used as collateral or segregated for purposes of securing a short sale obligation. We may also use up to 25% of the Portfolio’s net assets for short sales against-the-box.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison.

Money Market Portfolio

The investment objective of this Portfolio is to seek the maximum current income that is consistent with stability of capital and maintenance of liquidity. While we make every effort to achieve our objective, we can’t guarantee success.

We invest in a diversified portfolio of short-term debt obligations of the U.S. Government, its agencies and instrumentalities, as well as commercial paper, asset backed securities, funding agreements, certificates of deposit, floating and variable rate demand notes, notes and other obligations issued by banks, corporations and other companies (including trust structures), and obligations issued by foreign banks, companies or foreign governments.

The net asset value for the Portfolio will ordinarily remain issued at $10 per share because dividends are declared and reinvested daily. The price of each share remains the same, but when dividends are declared, the value of your investment grows.

We make investments that meet the requirements of specific rules for money market mutual funds, such as Investment Company Act of 1940 (Investment Company Act) Rule 2a-7. As such, we will not acquire any security with a remaining maturity exceeding thirteen months, and we will maintain a dollar-weighted average portfolio maturity of 90 days or less. In addition, we will comply with the diversification, quality and other requirements of Rule 2a-7. This means, generally, that the instruments that we purchase present “minimal credit risk” and are of “eligible quality.” “Eligible quality” for this purpose means a security is: (1) rated in one of the two highest short-term rating categories by at least two major rating services (or if only one major rating service has rated the security, as rated by that service); or (2) if unrated, of comparable quality in our judgment. All securities that we purchase will be denominated in U.S. dollars.

Commercial paper is short-term debt obligations of banks, corporations and other borrowers. The obligations are usually issued by financially strong businesses and often include a line of credit to protect purchasers of the obligations.

An asset-backed security is a loan or note that pays interest based upon the cash flow of a pool of assets, such as mortgages, loans and credit card receivables. Funding agreements are contracts issued by insurance companies that guarantee a return of principal, plus some amount of interest. When purchased by money market funds, funding agreements will typically be short-term and will provide an adjustable rate of interest.

Certificates of deposit, time deposits and bankers’ acceptances are obligations issued by or through a bank. These instruments depend upon the strength of the bank involved in the borrowing to give investors comfort that the borrowing will be repaid when promised.

We may purchase debt securities that include demand features, which allow us to demand repayment of a debt obligation before the obligation is due or matures. This means that longer term securities can be purchased because of our expectation that we can demand repayment of the obligation at a set price within a relatively short period of time, in compliance with the rules applicable to money market mutual funds.

The Portfolio may also purchase floating rate and variable rate securities. These securities pay interest at rates that change periodically to reflect changes in market interest rates. Because these securities adjust the interest they pay, they may be beneficial when interest rates are rising because of the additional return the Portfolio will receive, and they may be detrimental when interest rates are falling because of the reduction in interest payments to the Portfolio.

The securities that we may purchase may change over time as new types of money market instruments are developed. We will purchase these new instruments, however, only if their characteristics and features follow the rules governing money market mutual funds.

We may also use alternative investment strategies including derivatives to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Portfolio will not lose money.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Purchase securities on a when-issued or delayed delivery basis.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•       Reverse repurchase agreements (the Portfolio may invest up to 10% of its net assets in these instruments).

The Portfolio is managed by Prudential Investment Management, Inc.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Portfolio seeks to preserve the value of an investment at $10 per share, it is possible to lose money by investing in the Portfolio.

Natural Resources Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and, it is possible that you could lose money.

We normally invest at least 80% of the Portfolio’s investable assets in common stocks and convertible securities of natural resource companies and in securities that are related to the market value of some natural resource (asset-indexed securities). The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. Natural resource companies are companies that primarily own, explore, mine, process or otherwise develop natural resources, or supply goods and services to such companies. Natural resources generally include precious metals, such as gold, silver and platinum, ferrous and nonferrous metals, such as iron, aluminum and copper, strategic metals such as uranium and titanium, hydrocarbons such as coal and oil, timberland, undeveloped real property and agricultural commodities.

We seek securities that are attractively priced as compared to the intrinsic value of the underlying natural resource or securities of companies in a position to benefit from current or expected economic conditions. Depending on prevailing trends, we may shift the Portfolio’s focus from one natural resource to another, however, we will not invest more than 25% of the Portfolio’s total assets in a single natural resource industry.

The Portfolio is a non-diversified mutual fund portfolio. This means that the Portfolio may invest a relatively high percentage of its assets in a small number of issuers. As a result, the Portfolio’s performance may be more clearly tied to the success or failure of a smaller group of Portfolio holdings. There are additional risks associated with the Portfolio’s investment in the securities of natural resource companies. The market value of the securities may be affected by numerous factors, including events occurring in nature, inflationary pressures, and international politics.

When acquiring asset-indexed securities, we usually will invest in obligations rated at least BBB by Moody’s or Baa by S&P (or, if unrated, of comparable quality in our judgment). However, we may invest in asset-indexed securities rated as low as CC by Moody’s or Ca by S&P or in unrated securities of comparable quality. These high-risk or “junk bonds” are riskier than higher quality securities.

The Portfolio may also acquire asset-indexed securities issued in the form of commercial paper provided they are rated at least A-2 by S&P or P-2 by Moody’s (or, if unrated, of comparable quality in our judgment).

The Portfolio may invest up to 20% of its investable assets in securities that are not asset-indexed or natural resource-related. These holdings may include common stock, convertible stock, debt securities and money market instruments. When acquiring debt securities, we usually will invest in obligations rated A or better by S&P or Moody’s (or, if unrated, of comparable quality in our judgment). However, we may invest in debt securities rated as low as CC by Moody’s or Ca by S&P or in unrated securities of comparable quality.

Up to 30% of the Portfolio’s total assets may be invested in foreign equity and equity-related securities. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on equity securities, stock indexes and foreign currencies.

•       Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

•       Forward foreign currency exchange contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       Short sales against-the-box.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

Under normal circumstances, the Portfolio may invest up to 20% of its investable assets in money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison.

Small Capitalization Stock Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

We attempt to achieve the investment results of the Standard & Poor’s Small Capitalization 600 Stock Index (S&P SmallCap 600 Index), a market-weighted index which consists of 600 smaller capitalization U.S. stocks. Normally we do this by investing at least 80% of the Portfolio’s investable assets in all or a representative sample of the stocks in the S&P SmallCap 600 Index. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. Because the Portfolio seeks to achieve the performance of a stock index, the Portfolio is not “managed” in the traditional sense of using market and economic analyses to select stocks.

The market capitalization of the companies that make up the S&P SmallCap 600 Index may change from time to time — as of January 31, 2006, the S&P SmallCap 600 Index stocks had market capitalizations of between $54 million and $4.19 billion. They are selected for market size, liquidity and industry group. The S&P SmallCap 600 Index has above-average risk and may fluctuate more than the S&P 500 Index.

The Portfolio may also hold cash or cash equivalents, in which case its performance will differ from that of the Index.

We attempt to minimize these differences by using stock index futures contracts, options on stock indexes and options on stock index futures contracts. The Portfolio will not use these derivative securities for speculative purposes or to hedge against a decline in the value of the Portfolio’s holdings.

We may also use alternative investment strategies to try to improve the Portfolio’s returns or for short-term cash management. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Portfolio will not lose money.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Purchase and sell options on equity securities and stock indexes.

•       Purchase and sell stock index futures contracts and options on those futures contracts.

•       Purchase and sell exchange-traded fund shares.

•       Purchase securities on a when-issued or delayed delivery basis.

•       Short sales and short sales against-the-box. No more than 5% of the Portfolio’s total assets may be used as collateral or segregated for purposes of securing a short sale obligation.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

The Portfolio is managed by Quantitative Management Associates LLC. Prior to July 1, 2004, the Portfolio was managed by Prudential Investment Management, Inc.

A stock’s inclusion in the S&P SmallCap 600 Index in no way implies S&P’s opinion as to the stock’s attractiveness as an investment. The Portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representations regarding the advisability of investing in the Portfolio. “Standard & Poor’s,” “Standard & Poor’s Small Capitalization Stock Index” and “Standard & Poor’s SmallCap 600” are trademarks of McGraw Hill.

Stock Index Portfolio

The investment objective of this Portfolio is to achieve investment results that generally correspond to the performance of publicly-traded common stocks. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

To achieve our objective, we use the performance of the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index). Under normal conditions, we attempt to invest in all 500 stocks represented in the S&P 500 Index in proportion to their weighting in the Standard & Poor’s 500 Composite Stock Price Index. The S&P 500 Index is a market-weighted index, which represents more than 70% of the market value of all publicly-traded common stocks.

We will normally invest at least 80% of the Portfolio’s investable assets in S&P 500 Index stocks, but we will attempt to remain as fully invested in the S&P 500 Index stocks as possible in light of cash flow into and out of the Portfolio. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

To manage investments and redemptions in the Portfolio, we may temporarily hold cash or invest in high-quality money market instruments. To the extent we do so, the Portfolio’s performance will differ from that of the S&P 500 Index. We attempt to minimize differences in the performance of the Portfolio and the S&P 500 Index by using stock index futures contracts, options on stock indexes and options on stock index futures contracts. The Portfolio will not use these derivative securities for speculative purposes or to hedge against a decline in the value of the Portfolio’s holdings.

We may also use alternative investment strategies including derivatives to try to improve the Portfolio’s returns or for short-term cash management. There is no guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Portfolio will not lose money.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Purchase and sell options on stock indexes.

•       Purchase and sell stock futures contracts and options on those futures contracts.

•       Purchase and sell exchange-traded fund shares.

•       Short sales and short sales against-the-box. No more than 5% of the Portfolio’s total assets may be used as collateral or segregated for purposes of securing a short sale obligation.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•       Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio is managed by Quantitative Management Associates LLC. Prior to July 1, 2004, the Portfolio was managed by Prudential Investment Management, Inc.

A stock’s inclusion in the S&P 500 Index in no way implies S&P’s opinion as to the stock’s attractiveness as an investment. The portfolio is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representations regarding the advisability of investing in the portfolio. “Standard & Poor’s,” “Standard & Poor’s 500” and “500” are trademarks of McGraw Hill.

Value Portfolio

The investment objective of this Portfolio is to seek capital appreciation. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

We will normally invest at least 65% of the Portfolio’s total assets in equity and equity-related securities. Most of our investments will be securities of large capitalization companies. When deciding which stocks to buy, we rely on proprietary fundamental research and qualitative analysis. We seek to invest in companies that are undervalued in the market, which means their stocks are trading below their underlying asset value, cash generating ability and overall earnings and earnings growth, and that also have identifiable catalysts which may be able to close the gap between the stock price and what we believe to be the true worth of the company. We also buy equity-related securities — like bonds, corporate notes and preferred stock — that can be converted into a company’s common stock or other equity security.

The following four factors generally will lead the value team to eliminate a holding or reduce the weight of the position in the portfolios: (1) our investment thesis is invalidated by subsequent events; (2) the balance between the team’s estimate of a stock’s upside and downside becomes neutral or unfavorable (stated differently, the stock’s valuation is realized or exceeded); (3) a company trades below our downside price target; or (4) a more attractive portfolio candidate emerges.

Up to 35% of the Portfolio’s total assets may be invested in debt obligations and non-convertible preferred stock. When acquiring these types of securities, we usually invest in obligations rated A or better by Moody’s or S&P. We may also invest in obligations rated as low as CC by Moody’s or Ca by S&P. These securities are considered speculative and are often referred to as “junk bonds.” We may also invest in instruments that are not rated, but which we believe are of comparable quality to the instruments described above.

Up to 30% of the Portfolio’s total assets may be invested in foreign securities, including money market instruments, equity securities and debt obligations. For these purposes, we do not consider American Depositary Receipts (ADRs) as foreign securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Swap agreements, including interest rate and equity swaps.

•       Purchase and sell options on equity securities.

•       Purchase and sell exchange traded funds, stock indexes and foreign currencies.

•       Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

•       Forward foreign currency exchange contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       Short sales and short sales against-the-box.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

•       Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

Under normal circumstances, the Portfolio may invest up to 35% of its total assets in high-quality money market instruments. In response to adverse market conditions or when restructuring the Portfolio, we may temporarily invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in money market securities limits our ability to achieve our investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is managed by Jennison.

SP AIM Core Equity Portfolio

The investment objective of this Portfolio is growth of capital. This investment objective is non-fundamental, meaning that we can change the objective without seeking a vote of contract owners. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

The Portfolio normally invests at least 80% of its investable assets in equity securities, including convertible securities, of established companies that have long-term above-average growth in earnings and growth companies that the portfolio managers believe have the potential for above-average growth in earnings. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. In complying with this 80% requirement, the Portfolio’s investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Portfolio’s direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts (ADRs).

The Portfolio may invest in corporate debt securities. Corporations issue debt securities of various types, including bonds and debentures (which are long-term), notes (which may be short- or long-term), bankers acceptances (indirectly secured borrowings to facilitate commercial transactions) and commercial paper (short-term unsecured notes).

The Portfolio may also invest in convertible securities whose values will be affected by market interest rates, the risk that the issuer may default on interest or principal payments, and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and price that is unfavorable to the Portfolio.

The values of fixed rate income securities tend to vary inversely with changes in interest rates, with longer-term securities generally being more volatile than shorter-term securities. Corporate securities frequently are subject to call provisions that entitle the issuer to repurchase such securities at a predetermined price prior to their stated maturity. In the event that a security is called during a period of declining interest rates, the Portfolio may be required to reinvest the proceeds in securities having a lower yield. In addition, in the event that a security was purchased at a premium over the call price, the Portfolio will experience a capital loss if the security is called. Adjustable rate corporate debt securities may have interest rate caps and floors.

The Portfolio may invest in securities issued or guaranteed by the United States Government or its agencies or instrumentalities. These include Treasury securities (bills, notes, bonds and other debt securities) which differ only in their interest rates, maturities and times of issuance. U.S. Government agency and instrumentality securities include securities which are supported by the full faith and credit of the U.S. Government, securities that are supported by the right of the agency to borrow from the U.S. Treasury, securities that are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality, and securities that are supported only by the credit of such agencies. While the U.S. Government may provide financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. The value of such securities fluctuates inversely to interest rates.

The Portfolio may hold up to 20% of its assets in foreign securities. Such investments may include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and other securities representing underlying securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.

The Portfolio has authority to deal in foreign exchange between currencies of the different countries in which it will invest either for the settlement of transactions or as a hedge against possible variations in the foreign exchange rates between those currencies. This may be accomplished through direct purchases or sales of foreign currency, purchases of futures contracts with respect to foreign currency (and options thereon), and contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) at a price set at the time of the contract. Such contractual commitments may be forward contracts entered into directly with another party or exchange-traded futures contracts.

The Portfolio may also pursue certain types of investment strategies and/or invest in certain types of securities including but not limited to the following:

•       Equity and/or debt securities issued by Real Estate Investment Trusts (REITs). Such investments will not exceed 15% of the total assets of the Portfolio.

•       Purchase and sell options on futures contracts or forward contracts which are denominated in a particular foreign currency to hedge the risk of fluctuations in the value of another currency.

•       Reverse repurchase agreements. The Portfolio may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions without liquidating other portfolio securities during unfavorable market conditions; (ii) to cover short-term cash requirements resulting from the timing of trade settlements; or (iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

•       Purchase securities of unseasoned issuers. Securities in such issuers may provide opportunities for long term capital growth. Greater risks are associated with investments in securities of unseasoned issuers than in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.

•       Securities of other investment companies to the extent permitted by the Investment Company Act, and rules and regulations thereunder, and if applicable, exemptive orders granted by the SEC.

•       Purchase and sell stock index futures contracts and related options on stock index futures; and purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts.

•       Preferred stock, convertible debt and convertible preferred stock.

•       Forward foreign currency exchange contracts.

•       Restricted securities.

•       Repurchase agreements.

•       Dollar rolls.

•       Warrants.

•       When-issued and delayed delivery securities.

•       Options on stock and debt securities, options on stock indexes, and options on foreign currencies.

•       Equity-linked derivative products designed to replicate the composition and performance of particular indices. Examples of such products include S&P Depositary Receipts, World Equity Benchmark Series, NASDAQ 100 tracking shares, Dow Jones Industrial Average Instruments and Optimised Portfolios as Listed Securities. Investments in equity-linked derivatives involve the same risk associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the equity-linked derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in equity-linked derivatives may constitute investment in other investment companies.

•       U.S. Government securities.

•       Short sales against-the-box (no more than 10% of the Portfolio’s total assets may be deposited or pledged as collateral for short sales at any one time).

In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the Portfolio may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities. The Portfolio may borrow for emergency or temporary purposes. As a result, the Portfolio may not achieve its investment objective.

The Portfolio is managed by A I M Capital Management, Inc.

SP Davis Value Portfolio

The investment objective of this Portfolio is growth of capital. While we will make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

The Portfolio invests primarily in common stocks of U.S. companies with market capitalizations of at least $5 billion. It may also invest in securities of foreign companies, companies with smaller capitalizations, and companies whose shares are subject to controversy.

Over the years, Davis has developed a list of characteristics that it believes allows companies to expand earnings over the long term and manage risk. While few companies possess all of these characteristics at any given time, Davis Advisors searches for companies that demonstrate a majority or an appropriate mix of these characteristics.

First Class Management

•        Proven track record

•        Significant personal ownership in business

•        Intelligent allocation of capital

•        Smart application of technology to improve business and lower costs

Strong Financial Condition and Profitability

•        Strong balance sheet

•        Low cost structure/low debt

•        High after-tax returns on capital

•        High quality of earnings

Strategic Positioning for the Long Term

•        Non-obsolete products/services

•        Dominant or growing market share in a growing market

•        Global presence and brand names

Davis Advisors emphasizes individual stock selection and believes that the ability to evaluate management is critical. Davis Advisors routinely visits managers at their places of business in order to gain insight into the relative value of different businesses.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Equity and/or debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio uses short-term investments to maintain flexibility while evaluating long-term opportunities. The Portfolio also may use short-term investments for temporary defensive purposes. In the event the portfolio managers anticipate a decline in the market values of common stock of large capitalization domestic companies, they may reduce the risk by investing in short-term securities until market conditions improve. Unlike common stocks, short-term investments will not appreciate in value when the market advances. In such a circumstance, the short-term investments will not contribute to the Portfolio’s investment objective.

The Portfolio is managed by Davis Advisors.

SP Large Cap Value Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

The Portfolio normally invests at least 80% of its investable assets in common stocks and securities convertible into common stocks. The Portfolio generally defines large capitalization companies as those with a total market capitalization of $5 billion or more (measured at the time of purchase). The Portfolio will not change this policy unless it provides 60 days written notice to contract owners.

The Portfolio seeks to achieve its objective through investments primarily in equity securities of large capitalization companies that are believed to be undervalued and have an above-average potential to increase in price, given the company’s sales, earnings, book value, cash flow and recent performance.

The Portfolio may invest in debt obligations for their appreciation potential, including debt obligations issued by the U.S. Treasury, debt obligations issued or guaranteed by the U.S. Government, and debt obligations issued by U.S. and foreign companies that are rated at least A by Standard & Poor’s or by Moody’s or the equivalent by another major rating service.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Preferred stock and bonds that have attached warrants.

•       Convertible debt and convertible preferred stock.

•       Asset-backed securities.

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on equity or debt securities, stock indexes and foreign currencies.

•       Purchase and sell stock index and foreign currency futures contracts and options on these futures contracts.

•       Swaps.

•       Repurchase agreements.

In response to adverse market, economic or political conditions, the Portfolio may temporarily invest up to 100% of its assets in money market instruments or U.S. Government securities. Investing heavily in these securities limits our ability to achieve the Portfolio’s investment objective, but can help preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is co-managed by J.P. Morgan Investment Management Inc. (J.P. Morgan), Hotchkis and Wiley Capital Management LLC (Hotchkis and Wiley), and Dreman Value Management LLC (Dreman). J.P. Morgan, Hotchkis and Wiley, and Dreman are each responsible for managing approximately 50%, 20% and 30%, respectively, of the Portfolio’s assets.

SP LSV International Value Portfolio

The investment objective of this Portfolio is long-term capital appreciation. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

The Portfolio invests primarily in equity securities of companies represented in the MSCI EAFE Index. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

LSV uses proprietary investment models to manage the Portfolio in a bottom-up security selection approach combined with overall portfolio risk management. The primary components of the investment models are: 1) indicators of fundamental undervaluation, such as high dividend yield, low price-to-cash flow ratio or low price-to-earnings ratio, 2) indicators of past negative market sentiment, such as poor past stock price performance, 3) indicators of recent momentum, such as high recent stock price performance, and 4) control of incremental risk relative to the benchmark index. All such indicators are measured relative to the overall universe of non-U.S., developed market equities. This investment strategy can be described as a “contrarian value” approach. The objective of the strategy is to outperform the unhedged U.S. Dollar total return (net of foreign dividend withholding taxes) of the MSCI EAFE Index.

The Portfolio may invest in equity securities from any of the countries comprising the MSCI EAFE Index. The Portfolio will typically hold at least 100 stocks and will generally align its country weightings with those of the MSCI EAFE Index. LSV intends to keep the Portfolio’s assets as fully invested in non-U.S. equities as practicable at all times, except as needed to accommodate the Portfolio’s liquidity needs.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Convertible securities.

•       Warrants.

•       Foreign securities.

•       Options (on stock, debt, stock indices, foreign currencies, and futures).

•       Futures contracts.

•       Forward foreign currency exchange contracts.

•       Interest rate swaps.

•       Loan participations.

•       Reverse repurchase agreements.

•       Dollar rolls.

•       When-issued and delayed delivery securities

•       Short sales.

•       Illiquid securities.

The Portfolio may from time to time adopt a temporary defensive position in response to extraordinary adverse political, economic or stock market events. The Portfolio may invest up to 100% of its assets in U.S. or foreign government money market investments, or other short-term bonds that offer comparable safety, if the situation warrants. To the extent the Portfolio might adopt such a position over the course of its duration, the Portfolio may not meet its goal of long-term capital appreciation.

The Portfolio is managed by LSV Asset Management. Prior to November 22, 2004, the Portfolio was managed by Deutsche Asset Management Investment Services Limited.

SP Mid Cap Growth Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible you could lose money.

The Portfolio invests, under normal market conditions, at least 80% of its investable assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of companies with medium market capitalizations that are believed to have above-average growth potential. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

Medium market capitalization companies are defined by the Portfolio as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the Russell Midcap™ Growth Index range at the time of the Portfolio’s investment. This Index is a widely recognized, unmanaged index of mid cap common stock prices. Companies whose market capitalizations fall below $250 million or exceed the top of the Russell Midcap™ Growth Index range after purchase continue to be considered medium-capitalization companies for purposes of the fund’s 80% investment policy. As of December 31, 2005, the top of the Russell Midcap™ Growth Index range was approximately $18.438 billion. The Portfolio’s investments may include securities listed on a securities exchange or traded in the over-the-counter markets. The investment adviser uses a bottom-up and top-down, analysis in managing the Portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management’s abilities) as well as top-down approach of diversification by industry and company, and paying attention to macro-level investment themes.

The Portfolio may invest in foreign securities (including emerging markets securities) through which it may have exposure to foreign currencies. The Portfolio is expected to engage in active and frequent trading to achieve its principal investment strategies. Generally, the Portfolio will invest no more than (i) 20% of its net assets in foreign securities and (ii) 10% in lower rated bonds, and the Portfolio will not lend more than 30% of the value of its securities.

The Portfolio may also utilize various strategies and invest in a variety of debt securities, equity securities, and other instruments, including the following types of securities and strategies:

•       Corporate debt.

•       Lower-rated bonds.

•       U.S. Government securities.

•       Variable and floating rate obligations.

•       Zero coupon bonds.

•       Deferred interest bonds.

•       PIK bonds.

•       Depository receipts.

•       Emerging markets equity securities.

•       Forward contracts.

•       Futures contracts.

•       Securities issued by investment companies.

•       Options (on currencies, futures, securities, and stock indices).

•       Repurchase agreements.

•       Restricted securities.

•       Short sales and short sales against-the-box.

•       Short-term debt.

•       Warrants.

•       When-issued and delayed delivery securities.

The Portfolio may borrow for temporary purposes.

In response to adverse market conditions or when restructuring the Portfolio, the investment adviser may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio’s assets when markets are unstable.

The Portfolio is managed by Calamos Advisors LLC.

SP PIMCO High Yield Portfolio

The investment objective of this Portfolio is high total return. While we make every effort to achieve our objective, we can’t guarantee success and, it is possible that you could lose money.

Under normal circumstances, the Portfolio invests at least 80% of its net assets in high-yield/high-risk bonds, which are often referred to as “junk bonds.” The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. The Portfolio may invest up to 15% of its total assets in derivative instruments, such as options, futures contracts or swaps. The Portfolio may also invest in mortgage-related securities or asset-backed securities.

The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Portfolio consists of income earned on the Portfolio’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

In selecting securities for the Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of a Portfolio’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO’s outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO’s security selection techniques will produce the desired results.

The Portfolio may invest in Brady Bonds, which are described below in the section on the SP PIMCO Total Return Portfolio. The Portfolio may also invest in the following types of debt obligations:  commercial paper, bank certificates of deposit, fixed time deposits and bankers’ acceptances, obligations of non-U.S. governments or their sub-divisions, agencies and government-sponsored enterprises, international agencies or supranational entities, debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, mortgage-backed and other asset-backed securities, structured notes, including hybrid or “indexed” securities and loan participations, delayed funding loans and revolving credit facilities.

Securities rated lower than Baa by Moody’s Investors Service, Inc. (Moody’s) or lower than BBB by Standard & Poor’s Ratings Services (S&P) are sometimes referred to as “high-yield” or “junk” bonds. Investing in high-yield debt securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high-yield debt securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High-yield debt securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Swap agreements, including interest rate, credit default, currency exchange rate and total return swaps.

•       Preferred stock.

•       Debt from emerging markets.

•       Event-linked bonds.

•       Inflation-indexed bonds issued by both governments and corporations.

•       Convertible debt and convertible preferred stock securities.

•       Short sales.

•       Securities issued on a when-issued or delayed delivery basis (the Portfolio may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitment).

•       Repurchase Agreements and Reverse repurchase agreements.

•       Dollar rolls.

•       Illiquid securities (up to 15% of the Portfolio’s net assets may be invested in these instruments).

•       Securities issued by other investment companies (up to 10% of the Portfolio’s assets may be invested in such securities). As a shareholder of an investment company, a Portfolio may indirectly bear service and other fees which are in addition to the fees the Portfolio pays its service providers.

•       Long and short credit default swaps.

The Portfolio may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, which are described in the section on SP PIMCO Total Return Portfolio.

For the purpose of achieving income, each Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.

For temporary or defensive purposes, the Portfolio may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When the Portfolio engages in such strategies, it may not achieve its investment objective.

The Portfolio is managed by Pacific Investment Management Company LLC (PIMCO).

SP PIMCO Total Return Portfolio

The Investment objective of this Portfolio is a high total return. This investment objective is non-fundamental, meaning that we can change the investment objective without seeking a vote of contract owners. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

The Portfolio invests primarily in investment grade debt securities. It may also invest up to 10% of its assets in high-yield/high risk securities (also known as “junk bonds”) rated B or higher by Moody’s or S&P or, if unrated, determined by PIMCO to be of comparable quality.

The Portfolio may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls ). The “total return” sought by the Portfolio consists of income earned on the Portfolio’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

In selecting securities for a Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy, analyzes credit and call risks, and uses other security selection techniques. The proportion of a Portfolio’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO’s outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping bonds into the following sectors: money markets, governments, corporates, mortgages, asset-backed and international. Sophisticated proprietary software then assists in evaluating sectors and pricing specific securities. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations and credit spreads. There is no guarantee that PIMCO’s security selection techniques will produce the desired results.

The Portfolio may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by the Portfolio may be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

The Portfolio may invest in the following types of debt securities:  commercial paper, bank certificates of deposit, fixed time deposits and bankers’ acceptances, obligations of non-U.S. governments or their sub-divisions, agencies and government-sponsored enterprises, international agencies or supranational entities, debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, mortgage-backed and other asset-backed securities, structured notes, including hybrid or “indexed” securities and loan participations, delayed funding loans and revolving credit facilities.

The Portfolio may invest in inflation-indexed bonds issued by both governments and corporations, which are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Swap agreements, including interest rate, credit default, currency exchange rate, total return and swap spreadlock swaps.

•       Preferred stock.

•       Debt from emerging markets.

•       Forward foreign currency exchange contracts.

•       Event-linked bonds.

•       Convertible debt and convertible preferred stock.

•       Short sales.

•       Securities issued on a when-issued or delayed delivery basis, and contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments).

•       Repurchase Agreements and Reverse Repurchase Agreements.

•       Dollar rolls.

•       Illiquid securities (up to15% of the Portfolio’s assets may be invested in these instruments).

•       Securities of other investment companies (up to 10% of the Portfolio’s assets may be invested in these instruments). As a shareholder of an investment company, the Portfolio may indirectly bear service and other fees which are in addition to the fees the Portfolio pays its service providers.

•       Long and short credit default swaps.

The Portfolio may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such investments will be repaid). To the extent that a Portfolio is committed to advance additional investments, it will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Directors in an amount sufficient to meet such commitments. Delayed loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

For the purpose of achieving income, each Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized.

For temporary or defensive purposes, the Portfolio may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When the Portfolio engages in such strategies, it may not achieve its investment objective.

The Portfolio is managed by Pacific Investment Management Company LLC (PIMCO).

SP Prudential U.S. Emerging Growth Portfolio

The investment objective of this Portfolio is long-term capital appreciation. While we make every effort to achieve its objective, we can’t guarantee success, and it is possible that you could lose money.

In deciding which equities to buy, the Portfolio uses what is known as a growth investment style. This means the Portfolio invests in companies that it believes could experience superior sales or earnings growth. In pursuing this objective, the Portfolio normally invests at least 80% of the Portfolio’s investable assets in equity securities of small and medium-sized U.S. companies with the potential for above-average growth. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

The Portfolio considers small and medium-sized companies to be those with market capitalizations that are less than the largest capitalization of the Standard and Poor’s Mid Cap 400 Stock Index as of the end of a calendar quarter. As of December 31, 2005, this number was approximately $14.6 billion. We use the market capitalization measurements used by S&P at time of purchase.

In addition to buying equities, the Portfolio may invest in other equity-related securities. Equity-related securities include American Depositary Receipts (ADRs); common stocks; nonconvertible preferred stocks; warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; Real Estate Investment Trusts (REITs); and similar securities.

The Portfolio also may buy convertible debt securities and convertible preferred stock. These are securities that the Portfolio can convert into the company’s common stock or some other equity security. The Portfolio will only invest in investment-grade convertible securities. Generally, the Portfolio considers selling a security when, in the opinion of the investment adviser, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movements.

The Portfolio can invest up to 20% of investable assets in equity securities of companies with larger or smaller market capitalizations than previously noted. The Portfolio may participate in the initial public offering (IPO) market. IPO investments may increase the Portfolio’s total returns. As the Portfolio’s assets grow, the impact of IPO investments will decline, which may reduce the Portfolio’s total returns.

The Portfolio can invest up to 35% of total assets in foreign securities, including stocks and other equity-related securities, money market instruments and other investment-grade fixed-income securities of foreign issuers, including those in developing countries. For purposes of the 35% limit, the Portfolio does not consider ADRs and other similar receipts or shares to be foreign securities.

The Portfolio can invest up to 20% of investable assets in investment-grade corporate or government obligations. Investment-grade obligations are rated in one of the top four long-term quality ratings by a major rating service (such as Baa/BBB or better by Moody’s Investors Service, Inc. or Standard & Poor’s Ratings Group (S&P), respectively). The Portfolio also may invest in obligations that are not rated, but which it believes to be of comparable quality. Obligations rated in the fourth category (Baa/BBB) have speculative characteristics. These lower-rated obligations are subject to a greater risk of loss of principal and interest. Generally, fixed-income securities provide a fixed rate of return, but provide less opportunity for capital appreciation than investing in stocks. The Portfolio will purchase money market instruments only in one of the two highest short-term quality ratings of a major rating service.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Repurchase agreements.

•       Foreign currency forward contracts.

•       Derivative strategies.

•       Securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government. These obligations, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States.

•       Mortgage-related securities, including those which represent undivided ownership interests in pools of mortgages. The U.S. Government or the issuing agency or instrumentality guarantees the payment of interest on and principal of these securities. However, the guarantees do not extend to the yield or value of the securities nor do the guarantees extend to the yield or value of the Portfolio’s shares.

•       Purchase and write (sell) put and call options on securities, stock indexes and currencies that are traded on U.S. or foreign securities exchanges or in the over-the-counter market.

•       Financial futures contracts and options thereon which are traded on a commodities exchange or board of trade.

The Portfolio also follows certain policies when it borrows money (the Portfolio can borrow up to 20% of the value of its total assets); and holds illiquid securities (the Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days).

Although it is not one of the Portfolio’s principal strategies, the Portfolio has historically frequently traded its portfolio securities. For the fiscal years ended December 31, 2005 and 2004, the Portfolio’s turnover rates were 142% and 212% respectively. Future portfolio turnover could be higher or lower. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other transaction costs and can affect the Portfolio’s performance.

In response to adverse market, economic or political conditions, the Portfolio may temporarily invest up to 100% of the Portfolio’s assets in cash or money market instruments. Investing heavily in these securities limits the Portfolio’s ability to achieve capital appreciation, but can help to preserve its assets when the equity markets are unstable.

The Portfolio is managed by Jennison.

SP Small Cap Growth Portfolio

The investment objective of this Portfolio is long-term capital growth. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

Under normal circumstances, the Portfolio will invest at least 80% of its investable assets in common stocks of small capitalization companies. The fund considers a company to be a small capitalization company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000 Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

The subadvisers are primarily looking for companies in the developing stages of their life cycles, which are currently priced below the subadvisers’ estimation of their potential, have earnings which may be expected to grow faster than the U.S. economy in general, and/or offer earnings growth due to rapid growth of sales, new products, management changes, and/or structural changes in the economy. The Portfolio may invest up to 25% of its assets in securities of non-U.S. issuers. Securities of Canadian issuers and American Depositary Receipts (ADRs) are not subject to this 25% limitation.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•  Derivatives. A derivative is a financial instrument whose value is “derived,” in some manner, from the price of another security, index, asset or rate. Derivatives include options and futures contracts, among a wide range of other instruments.

•  Repurchase agreements.

•  Debt securities.

•  Convertible securities

•  High yield or “junk” bonds.

•  Warrants.

•  Forward foreign currency exchange contracts.

•  Interest rate swaps.

•  When-issued and delayed delivery securities.

•  Short sales against-the-box.

•  U.S. Government securities.

•  Brady Bonds.

•  Illiquid securities.

In response to adverse market conditions or when restructuring the Portfolio, the subadvisers may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

The Portfolio is co-managed by Neuberger Berman Asset Management (Neuberger Berman) and Eagle Asset Management (Eagle). Neuberger Berman and Eagle are each responsible for managing approximately 50% of the Portfolio’s assets. Prior to May 1, 2005, the Portfolio was managed on an interim basis by BlackRock Advisors, Inc. from January 31, 2005 to April 30, 2005. Prior to January 31, 2005, the Portfolio was managed by State Street Research and Management Company.

SP Small Cap Value Portfolio (formerly, SP Goldman Sachs Small Cap Value Portfolio)

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

The Portfolio normally invests at least 80% of its investable assets in the equity securities of small capitalization companies. The Portfolio will not change this policy unless it provides 60 days written prior notice to contract owners. The Portfolio generally defines small capitalization companies as those with market capitalizations that do not exceed the greater of: (i) $4 billion or (ii) the highest month-end market capitalization value of any common stock in the Russell 2000 Index during the preceding 12 months. The Portfolio may invest up to 25% of its assets in foreign securities.

The Portfolio seeks to achieve its objective through investments primarily in equity securities of small capitalization companies that are believed to be undervalued in the marketplace. In deciding which stocks to buy, each subadviser uses what is known as a value investment style.

GSAM seeks to identify:

•       Well-positioned businesses that have:

i.                    Attractive returns on capital;

ii.                Sustainable earnings and cash flow;

iii.            Strong company management focused on long-term returns to shareholders;

•       Attractive valuation opportunities where:

i.                    The intrinsic value of the business is not reflected in the stock price.

Price and Prospects. All successful investing should thoughtfully weigh two important attributes of a stock: price and prospects. Since most value managers tend to focus almost exclusively on price, they often underestimate the importance of prospects. GSAM believes a company’s prospective ability to generate high cash flow and returns on capital will strongly influence investment success.

Uncertainty creates opportunity. Some stock price declines truly reflect a permanently disadvantaged business model. These stocks are the “value traps” that mire price-oriented investors. Other stock price declines merely reflect near-term market volatility. Through GSAM’s proprietary research and strong valuation discipline, it seeks to purchase well-positioned, cash generating businesses run by shareholder-oriented managements at a price low enough to provide a healthy margin of safety.

Avoiding “value traps.” GSAM believes the key to successful investing in the small cap value space is to avoid the “losers” or “value traps.” Academic studies have shown that small cap value has historically outperformed other asset classes, but with higher volatility and less liquidity. By focusing on stock selection within sectors and avoiding the “losers,” GSAM believes that it can participate in the long-term performance of small cap value with much less risk than other managers.

SaBAM emphasizes individual security selection while spreading the Portfolio’s investments among industries and sectors. SaBAM uses both quantitative and fundamental methods to identify stocks of smaller capitalization companies it believes have a high probability of outperforming other stocks in the same industry or sector. SaBAM uses quantitative parameters to select a universe of smaller capitalized companies that fit the fund’s general investment criteria. In selecting individual securities from within this range, the manager looks for “value” attributes, such as: (i) low stock price relative to earnings, book value and cash flow and (ii) high return on invested capital. SaBAM also uses quantitative methods to identify catalysts and trends that might influence the Portfolio’s industry or sector focus, or SaBAM’s individual security selection.

Under normal conditions, there will be an approximately equal division of the Portfolio’s assets between the subadvisers. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will usually be divided between the subadvisers as the Manager deems appropriate. There will be a periodic rebalancing of each segment’s assets to take account of market fluctuations in order to maintain the approximately equal allocation. As a consequence, the Manager may allocate assets from the portfolio segment that has appreciated more to the other.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Derivative strategies to reduce certain risks of its investments and to enhance income.

•       Purchase and sell options on equity securities or stock indices.

•       Purchase and sell foreign currency options on U.S. exchanges or U.S. over-the-counter markets.

•       Purchase and sell stock index futures contracts and options on these futures contracts for certain hedging and risk management purposes. New financial products and risk management techniques continue to be developed, and the Portfolio may use these new investments and techniques to the extent consistent with its investment objective and policies.

•      Forward foreign currency exchange contracts.

•       Preferred stock and bonds that have attached warrants and convertible debt and convertible preferred stock.

•       Swaps.

•      Repurchase agreements.

•      REITs.

•      Private Investments in Public Equity “PIPES.”

The Portfolio may, for temporary defensive purposes or pending other investments, invest in high-quality, short-term debt obligations of banks, corporations or the U.S. government. While the Portfolio is in a defensive position, its ability to achieve its investment objective of long-term growth of capital will be limited.

The Portfolio is co-managed by Goldman Sachs Asset Management, L.P. (“GSAM”) and Salomon Brothers Asset Management Inc. (“SaBAM”). GSAM and SaBAM are each responsible for managing approximately 50% of the Portfolio’s assets. From January 20, 2004 to December 5, 2005, GSAM managed 100% of the Portfolio’s assets.

SP Strategic Partners Focused Growth Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success, and it is possible that you could lose money.

The Portfolio normally invests at least 65% of its total assets in equity-related securities of U.S. companies that are believed to have strong capital appreciation potential. The Portfolio’s strategy is to combine the efforts of two investment advisers and to invest in the favorite stock selection ideas of both. Each investment adviser to the Portfolio utilizes a growth style to select approximately 20 securities. The portfolio managers build a portfolio with stocks in which they have the highest confidence and may invest more than 5% of the Portfolio’s assets in any one issuer.

The Portfolio may actively and frequently trade its portfolio securities. The Portfolio is a non-diversified mutual fund portfolio. This means that the Portfolio may invest in a relatively high percentage of net assets in a small number of issuers. Investing in a nondiversified mutual fund, particularly a fund investing in approximately 40 equity-related securities, involves greater risk than investing in a diversified fund because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a nondiversified fund.

The primary equity-related securities in which the Portfolio invests are common stocks. Generally, each investment adviser will consider selling or reducing a stock position when, in its opinion, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movement. A price decline of a stock does not necessarily mean that an investment adviser will sell the stock at that time. During market declines, either investment adviser may add to positions in favored stocks, which can result in a somewhat more aggressive strategy, with a gradual reduction of the number of companies in which the adviser invests. Conversely, in rising markets, either investment adviser may reduce or eliminate fully valued positions, which can result in a more conservative investment strategy, with a gradual increase in the number of companies represented in the adviser’s portfolio segment.

In deciding which stocks to buy, each investment adviser uses what is known as a growth investment style. This means that each adviser will invest in stocks they believe could experience superior sales or earnings growth.

The Portfolio may buy common stocks of companies of every size — small-, medium- and large capitalization — although its investments are mostly in medium- and large capitalization stocks. The Portfolio intends to be fully invested, holding less than 5% of its total assets in cash under normal market conditions.

Under normal conditions, there will be an approximately equal division of the Portfolio’s assets between the two investment advisers. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will usually be divided between the two investment advisers as the portfolio manager deems appropriate. There will be a periodic rebalancing of each segment’s assets to take account of market fluctuations in order to maintain the approximately equal allocation. As a consequence, the manager may allocate assets from the portfolio segment that has appreciated more to the other.

The management of and investment decisions for AllianceBernstein’s portion of the portfolio are made by AllianceBernstein’s US Large Cap Growth Team, which is responsible for management of all of AllianceBernstein’s US Large Cap Growth accounts. The US Large Cap Growth Investment Team relies heavily on the fundamental analysis and research of the Adviser’s large internal research staff. While all members of the team work jointly to determine the investment strategy, including security selection, Mr. Scott Wallace is responsible for the day-to-day management of the Fund’s portfolio.

Jennison’s portfolio managers invest in mid-size and large companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity and a strong balance sheet. These companies generally trade at higher prices relative to their current earnings.

Reallocations may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because each investment adviser selects portfolio securities independently, it is possible that a security held by one portfolio segment may also be held by the other portfolio segment of the Portfolio or that the two advisers may simultaneously favor the same industry. The Manager will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if one investment adviser buys a security as the other adviser sells it, the net position of the Portfolio in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the Portfolio will have incurred additional costs. The portfolio manager will consider these costs in determining the allocation of assets. The portfolio manager will consider the timing of reallocation based upon the best interests of the Portfolio and its shareholders.

The Portfolio may invest up to 20% of its total assets in foreign securities, including stocks and other equity-related securities, money market instruments and other fixed-income securities of foreign issuers. The Portfolio does not consider ADRs and other similar receipts or shares to be foreign securities.

The Portfolio may temporarily hold cash or invest in high-quality foreign or domestic money market instruments pending investment of proceeds from new sales of Portfolio shares or to meet ordinary daily cash needs subject to the policy of normally investing at least 65% of the Portfolio’s assets in equity-related securities. In response to adverse market, economic, political or other conditions, the Portfolio may temporarily invest up to 100% of its assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio’s assets when the equity markets are unstable.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Repurchase agreements.

•       Purchase and write (sell) put and call options on securities indexes that are traded on U.S. or foreign securities exchanges or in the over-the-counter market to try to enhance return or to hedge the Portfolio’s portfolio. The Portfolio may write covered put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities it intends to purchase. The

Portfolio also may purchase put and call options to offset previously written put and call options of the same series. The Portfolio will write only “covered” options. The Portfolio may purchase and sell stock index futures contracts and related options on stock index futures. The Portfolio may purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts.

•       Securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency.

•       Futures contracts and options on futures contracts for certain bona fide hedging, return enhancement and risk management purposes.

•       Purchase put and call options and write (sell) “covered” put and call options on futures contracts that are traded on U.S. and foreign exchanges.

•       Short sales.

•       Derivatives to try to improve the Portfolio’s returns. The Portfolio may use hedging techniques to try to protect the Portfolio’s assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Portfolio will not lose money.

•       Nonconvertible preferred stocks.

•       Convertible debt and convertible preferred stock.

•       American Depositary Receipts (ADRs).

•       Warrants and rights that can be exercised to obtain stock.

•       Investments in various types of business ventures, including partnerships and joint ventures.

•       Equity and debt securities issued by Real Estate Investment Trusts (REITs).

The Portfolio also follows certain policies when it borrows money (the Portfolio can borrow up to 33% of the value of its total assets); and holds illiquid securities (the Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

It is not a principal strategy of the Portfolio to actively and frequently trade its portfolio securities to achieve its investment objective. Nevertheless, the Portfolio may have an annual portfolio turnover rate of up to 200%. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases and sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other costs and can affect the Portfolio’s performance.

The Portfolio is managed by Jennison and AllianceBernstein L.P.

SP T. Rowe Price Large Cap Growth Portfolio (formerly, SP AllianceBernstein Large Cap Growth Portfolio)

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we cannot guarantee success, and it is possible that you could lose money.

Under normal circumstances, the Portfolio invests at least 80% of its investable assets in common stocks of large cap companies. A large cap company is defined as one whose market capitalization is larger than the median market capitalization of companies in the Russell 1000 Growth Index, a widely used benchmark of the largest domestic growth stocks. As of December 31, 2005, such median market capitalization was $5.202 billion and is subject to change. The market capitalization of companies in the Portfolio and the Russell 1000 Growth Index will change over time; the Portfolio will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization falls below this level. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

The Portfolio also may invest up to 20% of its investable assets in convertible debt and convertible preferred stock and up to 15% of its total assets in equity securities of non-U.S. companies.

In selecting securities, T. Rowe Price uses a growth approach. T. Rowe Price generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As growth investors, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

The Portfolio may invest in a wide variety of equity securities (up to 15% of the Portfolio’s total assets), including large cap stocks, convertible and preferred securities, warrants and rights. The Portfolio may also invest in foreign securities, including foreign equity securities, and other securities that represent interests in foreign equity securities, such as European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). The Portfolio may invest in American Depositary Receipts (ADRs), which are not subject to the 15% limitation on foreign securities. The Portfolio may also invest in derivatives and in short term investments, including money market securities, short term U.S. Government obligations, repurchase agreements, commercial paper, banker’s acceptances and certificates of deposit.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Purchase and sell exchange-traded index options and stock index future contracts.

•       Write covered exchange-traded call options on its securities of up to 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others of up to, for all options, 10% of its total assets.

•       Short sales against-the-box of up to 15% of net Portfolio assets.

•       Illiquid securities (up to 10% of net Portfolio assets).

In response to adverse market conditions or when restructuring the Portfolio, T. Rowe Price may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable.

In pursuing its investment objective T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary event, or a temporary imbalance in the supply of or demand for the securities.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The Portfolio is managed by T. Rowe Price Associates, Inc. AllianceBernstein served as a subadviser to the Portfolio from inception to December 5, 2005.

SP William Blair International Growth Portfolio

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can’t guarantee success and, it is possible that you could lose money.

The Portfolio invests primarily in equity related securities of foreign companies. A company is considered to be a foreign company if it satisfies at least one of the following criteria: its securities are traded principally on stock exchanges in one or more foreign countries; it derives 50% or more of its total revenue from goods produced, sales made, or services performed in one or more foreign countries; it maintains 50% or more of its assets in one or more foreign countries; it is organized under the laws of a foreign country; or its principal executive office is located in a foreign country.

The Portfolio primarily invests in non-U.S. growth companies whose shares appear attractively valued on a relative and absolute basis. The Portfolio looks for companies that have above-average actual and potential earnings growth over the long term and strong financial and operational characteristics. The Portfolio selects stocks on the basis of individual company research. Thus, country, currency and industry weightings are primarily the result of individual stock selections. Although the Portfolio may invest in companies of all sizes, the Portfolio typically focuses on large and medium-sized companies. Under normal conditions, the Portfolio intends to invest at least 65% of its total assets in the equity-related securities of foreign companies in at least five foreign countries. The Portfolio may invest anywhere in the world, including North America, Western Europe, the United Kingdom and the Pacific Basin, but generally not the U.S.

The principal type of equity-related security in which the Portfolio invests is common stock. In addition to common stock, the Portfolio may invest in other equity-related securities that include, but are not limited to, preferred stock, rights that can be exercised to obtain stock, warrants, debt securities or preferred stock convertible or exchangeable for common or preferred stock, and master limited partnerships. The Portfolio may also invest in American Depositary Receipts (ADRs), which we consider to be equity-related securities.

In deciding which stocks to purchase for the Portfolio, William Blair looks for growth companies that have both strong fundamentals and appear to be attractively valued relative to their growth potential. William Blair uses a bottom-up approach in selecting securities for the Portfolio, which means that it selects stocks based on individual company research, rather than allocating by country or sector. In researching which stocks to buy, William Blair looks at a company’s basic financial and operational characteristics, company’s stock price compared to the price of stocks of other companies that are its competitors, absolute historic valuation levels for that company’s stock, its earnings growth and the price of existing portfolio holdings. Another important part of William Blair’s research process is regular contact with management of the companies in which it invests to confirm earnings expectations and to assess management’s ability to meet its stated goals. Although the Portfolio may invest in companies of all sizes, it typically focuses on large and medium-sized companies.

Generally, William Blair looks for companies that have one or more of the following characteristics: actual and potential growth in earnings and cash flow; actual and improving profitability; strong balance sheets; management strength; and strong market share for the company’s products.

In addition, William Blair looks for companies whose securities appear to be attractively valued relative to: each company’s peer group; absolute historic valuations; and existing holdings of the Portfolio. Generally, they consider selling a security when there is an identifiable change in a company’s fundamentals or when expectations of future earnings growth become fully reflected in the price of that security.

The Portfolio may invest in bonds, money market instruments and other fixed income obligations. Generally, the Portfolio will purchase only investment grade fixed income investments. This means the obligations have received one of the four highest quality ratings determined by Moody’s Investors Service, Inc. (Moody’s), or Standard & Poor’s Ratings Group (S&P), or one of the other nationally recognized statistical rating organizations (NRSROs). Obligations rated in the fourth category (Baa for Moody’s or BBB for S&P) have speculative characteristics and are subject to a greater risk of loss of principal and interest. On occasion, the Portfolio may buy instruments that are not rated, but that are of comparable quality to the investment-grade bonds described above.

The Portfolio may also pursue the following types of investment strategies and/or invest in the following types of securities:

•       Alternative investment strategies — including derivatives — to try to improve the Portfolio’s returns, to protect its assets or for short-term cash management.

•       Purchase and sell options on equity securities, stock indexes and foreign currencies.

•       Purchase and sell futures contracts on stock indexes, debt securities, interest rate indexes and foreign currencies and options on these futures contracts.

•       Forward foreign currency exchange contracts.

•       Purchase securities on a when-issued or delayed delivery basis.

•       Borrow up to 33% of the value of the Portfolio’s total assets.

•      Short sales against-the-box.

•       Repurchase agreements. The Portfolio may participate with certain other Portfolios of the Fund in a joint repurchase account under an order obtained from the SEC.

In response to adverse market, economic or political conditions, the portfolio may temporarily invest up to 100% of its assets in money market instruments or in the stock and other equity-related securities of U.S. companies. Investing heavily in money market instruments limits the ability to achieve capital appreciation, but may help to preserve the portfolio’s assets when global or international markets are unstable. When the portfolio is temporarily invested in equity-related securities of U.S. companies, the portfolio may achieve capital appreciation, although not through investment in foreign companies.

This Portfolio is managed by William Blair & Company LLC.

SP Asset Allocation Portfolios

SP Aggressive Growth Asset Allocation Portfolio

SP Balanced Asset Allocation Portfolio

SP Conservative Asset Allocation Portfolio

SP Growth Asset Allocation Portfolio

There are four SP Asset Allocation Portfolios. The investment objective of each SP Asset Allocation Portfolio is to obtain the highest potential total return consistent with the specified level of risk tolerance. The definition of risk tolerance level is not a fundamental policy and, therefore, can be changed by the Fund’s Board of Trustees at any time.

Investors should choose an SP Asset Allocation Portfolio by determining which risk tolerance level most closely corresponds to their individual planning needs, objectives and comfort based on the information below. While each SP Asset Allocation Portfolio will try to achieve its objective, we can’t guarantee success, and it is possible that you could lose money. The SP Asset Allocation Portfolios are designed for:

•       the investor who wants to maximize total return potential, but lacks the time, or expertise to do so effectively;

•       the investor who does not want to watch the financial markets in order to make periodic exchanges among Portfolios; and/or

•       the investor who wants to take advantage of the risk management features of an asset allocation program.

Each SP Asset Allocation Portfolio seeks to achieve its investment objective by investing in one or more mutual funds as described below. Each SP Asset Allocation Portfolio may invest in any other Portfolio of the Fund (other than another SP Asset Allocation Portfolio), the AST Marsico Capital Growth Portfolio of American Skandia Trust (AST), and the AST LSV International Value Portfolio of AST (collectively, the Underlying Portfolios). AST is an open-end management investment company co-managed by the Manager and its affiliate, American Skandia Investment Services, Inc. under a manager-of-managers approach. Each SP Asset Allocation Portfolio also may invest in government securities and cash for cash management purposes. The Fund may, in the future, seek exemptive relief from the provisions of the Investment Company Act of 1940. If such relief is granted, the SP Asset Allocation Portfolios may invest in other securities, including exchange traded funds and derivatives.

The SP Asset Allocation Portfolios actively allocate their respective assets by investing in combinations of Underlying Portfolios. Each SP Asset Allocation Portfolio intends its strategy of investing in combinations of Underlying Portfolios to result in investment diversification that an investor could otherwise achieve only by holding numerous investments. SP Asset Allocation Portfolio assets are expected to be invested in several Underlying Portfolios at any time.

Each SP Asset Allocation Portfolio has a distinctive risk/return balance. Certain SP Asset Allocation Portfolios will be focused more heavily on Underlying Portfolios that invest primarily in equity securities while other SP Asset Allocation Portfolios will be focused more heavily on Underlying Portfolios that invest primarily in debt securities/money market instruments as set forth below.

Relative Investment Focus*

*                                 Not intended to represent actual allocations among Underlying Portfolios or asset classes.

The Manager may, at any time, change an SP Asset Allocation Portfolio’s allocation of assets among Underlying Portfolios based on its assessment of macroeconomic, market, financial, security valuation, and other factors. The Manager also may rebalance an SP Asset Allocation Portfolio’s investments to cause such investments to match the Underlying Portfolio allocation at any time.

Up to 100% of an SP Asset Allocation Portfolio’s assets may be invested temporarily in cash or cash equivalents and such Portfolio may otherwise deviate from its customary investment strategies in response to extraordinary adverse political, economic, financial, or stock market events. Temporary investments may include U.S. or foreign government obligations, commercial paper, bank obligations, and repurchase agreements. While an SP Asset Allocation Portfolio is in a defensive position, the opportunity to achieve its investment objective of total return will be limited. Shares of the Underlying Portfolios may be sold for a variety of reasons, such as to effect a change in Underlying Portfolio allocations, to secure gains or limit losses, or to re-deploy assets to more promising opportunities.

The performance of each SP Asset Allocation Portfolio depends on how its assets are allocated and reallocated between the Underlying Portfolios. A principal risk of investing in each SP Asset Allocation Portfolio is that the Manager will make less than optimal decisions regarding allocation of assets in the Underlying Portfolios. Because each of the SP Asset Allocation Portfolios generally invests all of its assets in Underlying Portfolios, the risks associated with each SP Asset Allocation Portfolio are closely related to the risks associated with the securities and other investments held by the Underlying Portfolios. The ability of each SP Asset Allocation Portfolio to achieve its investment objective will depend on the ability of the Underlying Portfolios to achieve their investment objectives. In addition, the officers and Directors of the Fund also presently have responsibilities with respect to AST, the SP Asset Allocation Portfolios, and all of the Underlying Portfolios. Therefore conflicts may arise as those persons fulfill their responsibilities to the Fund, AST, the SP Asset Allocation Portfolios, and the Underlying Portfolios.

For more information on the Underlying Portfolios other than the AST Marsico Capital Growth Portfolio and AST LSV International Value Portfolio, please refer to their investment summaries included in this Prospectus. For more information on the AST Marsico Capital Growth Portfolio and AST LSV International Value Portfolio, please see below.

The AST Marsico Capital Growth Portfolio invests primarily in the common stocks of large companies (typically companies that have a market capitalization in the range of $4 billion or more) that are selected for their growth potential. The Portfolio will normally hold a core position of between 35 and 50 common stocks. The Portfolio may hold a limited number of additional common stocks at times such as when the portfolio manager is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions. In selecting investments for the Portfolio, the subadviser uses an approach that combines “top-down” macroeconomic analysis with “bottom-up” stock selection. The Portfolio’s core investments generally are comprised of well-known, established growth companies. However, the Portfolio also may typically include more aggressive growth companies, and companies undergoing significant changes: e.g., the introduction of a new product line, the appointment of a new management team, or an acquisition. As a result, the Portfolio may invest in certain companies for relatively short periods of time. Such short-term activity may cause the Portfolio to incur higher transaction costs (which may adversely affect the Portfolio’s performance) and may increase taxable distributions for shareholders.

The AST LSV International Value Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in equity securities. The Portfolio pursues its investment objective by primarily investing in the equity securities of foreign companies that are represented in the MSCI EAFE Index. The MSCI EAFE Index tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. This Portfolio’s investment strategy can be described as a “contrarian value” approach. The objective of the strategy is to outperform the unhedged U.S. Dollar total return (net of foreign dividend withholding taxes) of the MSCI EAFE Index.

*              *              *

MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS AND STRATEGIES USED BY THE PORTFOLIOS

As indicated in the descriptions of the Portfolios above, we may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio’s return or protect its assets if market conditions warrant.

American Depositary Receipts (ADRs) — Certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Asset-Backed Securities — An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Collateralized Debt Obligations (CDOs) — A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.

Convertible Debt and Convertible Preferred Stock — A convertible security is a security — for example, a bond or preferred stock — that may be converted into common stock of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company’s common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company’s common stock but lower than the rate on the company’s debt obligations. At the same time, convertible securities offer — through their conversion mechanism — the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Credit Default Swaps — In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also “Swaps” defined below.

Credit-Linked Securities — Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also “Credit Default Swaps” defined above.

Derivatives — A derivative is an instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying interest — a security, market index, currency, interest rate or some other benchmark — will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio’s overall investment objective. The adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio’s underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls — Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar — but not necessarily the same — security at a set price and date in the future. During the “roll period,” the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps — In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also “Swaps” defined below.

Event-Linked Bonds — Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Foreign Currency Forward Contracts — A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts — A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the “initial margin.” Every day during the futures contract, either the buyer or the futures commission merchant will make payments of “variation margin.” In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Interest Rate Swaps — In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. We would enter into that type of a swap if we think interest rates are going down. See also “Swaps” defined below.

Joint Repurchase Account — In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments — Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-Related Securities — Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. We may invest in mortgage-related securities issued and guaranteed by the U.S. Government or its agencies like the Federal National Mortgage Association (Fannie Maes) and the Government National Mortgage Association (Ginnie Maes) and debt securities issued (but not guaranteed) by the Federal Home Loan Mortgage Company (Freddie Macs). Private mortgage-related securities that are not guaranteed by U.S. Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options — A call option on stock is a short-term contract that gives the option purchaser or “holder” the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or “premium” which is set before the option contract is entered into. The seller or “writer” of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index’s closing price and the option’s exercise price, expressed in dollars, by a specified “multiplier.” Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Private Investments in Public Equity (PIPEs) — A PIPE is an equity security in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Real Estate Investment Trusts (REITs) — A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements — In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements — In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales — In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock’s price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box — A short sale against-the-box means the Portfolio owns securities identical to those sold short.

Swap Options — A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also “Options” defined above.

Swaps — Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.

Total Return Swaps — In a total return swap, payment (or receipt) of an index’s total return is exchanged for the receipt (or payment) of a floating interest rate. See also “Swaps” defined above.

When-Issued and Delayed Delivery Securities — With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio’s custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

Except for the Money Market Portfolio, each Portfolio also follows certain policies when it borrows money (each Portfolio may borrow up to 5% of the value of its total assets, except that SP Large Cap Value Portfolio and SP Small Cap Value Portfolio may each borrow up to 33% of their total assets); lends its securities; and holds illiquid securities (a Portfolio may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce a Portfolio’s holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. A Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the Statement of Additional Information (SAI).

The Money Market Portfolio also follows certain policies when it borrows money (the Portfolio may borrow up to 5% of the value of its total assets) and holds illiquid securities (the Portfolio may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). If the Portfolio were to exceed this limit, the investment adviser would take prompt action to reduce the Portfolio’s holdings in illiquid securities to no more than 10% of its net assets, as required by applicable law. The Portfolio is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

We will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. For more information about these strategies, see the SAI, “Investment Objectives and Policies of the Portfolios.”

HOW THE FUND IS MANAGED

Board of Directors

The Board of Directors oversees the actions of the Investment Adviser, the Subadvisers and the Distributor and decides on general policies. The Board also oversees the Fund’s officers who conduct and supervise the daily business operations of the Fund.

Investment Adviser

Prudential Investments LLC (PI), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment adviser for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of December 31, 2005, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $94.9 billion.

The Fund uses a “manager-of-managers” structure. Under this structure, PI is authorized to select (with approval of the Fund’s independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser’s performance through quantitative and qualitative analysis, and periodically reports to the Fund’s board of directors as to whether each subadviser’s agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio’s assets, and PI can change the allocations without board or shareholder approval. The Fund will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement.

The following chart lists the total annualized investment advisory fees paid by the Fund to PI in 2005 for each of the Fund’s Portfolios.

	Total advisory fees as %
Portfolio	of average net assets
Conservative Balanced	0.55
Diversified Bond	0.40
Diversified Conservative Growth	0.75
Equity	0.45
Flexible Managed	0.60
Global	0.75
Government Income	0.40
High Yield Bond	0.55
Jennison 20/20 Focus	0.75
Jennison	0.60
Money Market	0.40
Natural Resources	0.45
Small Capitalization Stock	0.40
Stock Index	0.35
Value	0.40
SP AIM Core Equity	0.85
SP Davis Value	0.75
SP Large Cap Value	0.80
SP LSV International Value	0.90
SP Mid Cap Growth	0.80
SP PIMCO High Yield	0.60
SP PIMCO Total Return	0.60
SP Prudential U.S. Emerging Growth	0.60
SP Small Cap Growth	0.95
SP Small Cap Value	0.90
SP Strategic Partners Focused Growth	0.90
SP T. Rowe Price Large Cap Growth	0.90
SP William Blair International Growth	0.85
SP Aggressive Growth Asset Allocation	0.83	*
SP Balanced Asset Allocation	0.75	*
SP Conservative Asset Allocation	0.74	*
SP Growth Asset Allocation	0.79	*

*                                 Each Asset Allocation Portfolio invests only in shares of other underlying Fund Portfolios. The management fee shown for each Asset Allocation Portfolio is based on the weighted average of the management fees (before the Arrangements as discussed herein) borne by the underlying  Fund Portfolios according to the allocation percentage targets in place at December 31, 2005, plus a 0.05% annual management fee paid to the Investment Adviser. The only management fee directly paid by the Asset Allocation Portfolios is the 0.05% fee paid to the Investment Adviser.

Investment Subadvisers

Each Portfolio has one or more subadvisers providing the day-to-day investment management of the Portfolio. PI pays each subadviser out of the fee that PI receives from the Fund.

Jennison Associates LLC (Jennison) serves as the subadviser for the following Portfolios:

•    Natural Resources Portfolio

•       Jennison Portfolio

•       Jennison 20/20 Focus Portfolio

•       SP Prudential U.S. Emerging Growth Portfolio

•       Value Portfolio

•       Diversified Conservative Growth Portfolio (portion)

•       Equity Portfolio (portion)

•       SP Strategic Partners Focused Growth Portfolio (portion)

Jennison is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2005, Jennison managed in excess of $72 billion in assets for institutional, mutual fund and certain other clients. The address of Jennison is 466 Lexington Avenue, New York, New York 10017.

Prudential Investment Management, Inc. (PIM) serves as the subadviser for the following Portfolios:

•       Conservative Balanced Portfolio (portion)

•       Diversified Bond Portfolio

•       Flexible Managed Portfolio (portion)

•       Government Income Portfolio

•       High Yield Bond Portfolio

•       Money Market Portfolio

•    Diversified Conservative Growth Portfolio (portion)

PIM is a wholly owned subsidiary of Prudential Financial, Inc. As of December 31, 2005, PIM had approximately $220.3 billion in assets under management. The address of PIM is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102. PIM’s Fixed Income (PIM-Fixed Income) unit is the principal public fixed income asset management unit of PIM and is responsible for the management of the PIM Portfolios and Portfolio segments.

Quantitative Management Associates LLC (QMA) serves as the subadviser for the following Portfolios:

•       Conservative Balanced Portfolio (portion)

•       Flexible Managed Portfolio (portion)

•       Small Capitalization Stock Portfolio

•       Stock Index Portfolio

QMA is a wholly owned indirect subsidiary of Prudential Investment Management, Inc. (PIM). As of December 31, 2005, QMA had approximately $52.4 billion in assets under management. The address of QMA is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

A I M Capital Management, Inc. (AIM Capital) serves as the subadviser for the SP AIM Core Equity Portfolio. AIM Capital, a registered investment adviser, is an indirect, wholly-owned subsidiary of AMVESCAP, PLC, an international investment management company based in London, with money managers in Europe, South America and the Far East. AIM Capital, together with its affiliates, advised or managed approximately 148 investment portfolios as of December 31, 2005, encompassing a broad range of investment objectives. AIM Capital uses a team approach to investment management. As of December 31, 2005, AIM Capital and its affiliates managed approximately $128 billion in assets. The address of AIM Capital is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

AllianceBernstein L.P. (AllianceBernstein) serves as the subadviser for a portion of the SP Strategic Partners Focused Growth Portfolio. AllianceBernstein has helped investors build and preserve wealth through disciplined investment strategies for over 35 years. AllianceBernstein is a globally recognized leader in growth, value, fixed income, and style-blend investing. AllianceBernstein’s success has been driven by its commitment to industry-leading fundamental research and the belief that a research-oriented approach to investing produces the best investment results over the long term for all clients — large institutions, private clients and individual mutual fund investors. AllianceBernstein’s assets under management totaled $579 billion, as of December 31, 2005. The address of AllianceBernstein is 1345 Avenue of the Americas, New York, New York 10105.

Calamos Advisors LLC (Calamos) serves as the subadviser to the SP Mid Cap Growth Portfolio. Calamos, a registered investment adviser, is a wholly-owned subsidiary of Calamos Holdings LLC. As of December 31, 2005, Calamos managed approximately $44 billion in assets for institutions, individuals, investment companies and hedge funds. The address of Calamos is 2020 Calamous Court, Naperville, Illinois 60563-2787.

Davis Advisors (Davis) serves as the subadviser to the SP Davis Value Portfolio. As of December 31, 2005, Davis managed approximately $72 billion in assets. The address of Davis is 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706.

Dreman Value Management LLC (Dreman) serves as subadviser for approximately 30% of the assets of the SP Large Cap Value Portfolio. As of December 31, 2005, Dreman had approximately $14.5 billion under management Dreman is located at Harborside Financial Center, Plaza 10, Suite 800, Jersey City, NJ 07311.

Eagle Asset Management (Eagle) serves as subadviser for approximately 50% of the assets of the SP Small Cap Growth Portfolio. Eagle is a wholly-owned subsidiary of Raymond James Financial, Inc. that was founded in 1976. Eagle employs approximately 44 investment professionals, and has approximately $11.5 billion in assets under management as of December 31, 2005. The address of Eagle is 880 Carillon Parkway, St. Petersburg, Florida 33716.

EARNEST Partners LLC (EARNEST) serves as a subadviser to a portion of the assets of the Diversified Conservative Growth Portfolio. EARNEST was founded in 1998 and as of December 31, 2005, managed approximately $22.7 billion in assets. The address of EARNEST is 1180 Peachtree Street NE, Suite 2300, Atlanta, Georgia 30309.

Goldman Sachs Asset Management, L.P. (GSAM) serves as the subadviser to the SP Small Cap Value Portfolio. GSAM, along with other units of the Investment Management Division of Goldman, Sachs & Company (Goldman Sachs), managed approximately $496.1 billion in assets as of December 31, 2005. The address of GSAM is 32 Old Slip, 23rd floor, New York, New York 10005.

Hotchkis and Wiley Capital Management LLC (Hotchkis and Wiley) serves as the subadviser for approximately 20% of the assets of the SP Large Cap Value Portfolio. Hotchkis and Wiley is a registered investment adviser, the primary members of which are HWCap Holdings, a limited liability company whose members are primarily employees of Hotchkis and Wiley and Stephens-H&W, LLC, a limited liability company whose primary member is Stephens Group, Inc., a diversified holding company. As of December 31, 2005, Hotchkis and Wiley had over $29.6 billion in assets under management. The address of Hotchkis and Wiley is 725 South Figueroa Street, 39th Floor, Los Angeles, California 90017-5439.

J.P. Morgan Investment Management Inc. (J.P. Morgan) serves as the subadviser for approximately 50% of the assets of the SP Large Cap Value Portfolio. J.P. Morgan is an indirect wholly-owned subsidiary of J.P. Morgan Chase & Co., a publicly held bank holding company and global financial services firm. JP Morgan manages assets for governments, corporations, endowments, foundations and individuals worldwide. As of December 31, 2005, J.P. Morgan and its affiliated companies had approximately $846 billion in assets under management worldwide. The address of J.P. Morgan is 522 Fifth Avenue, New York, New York 10036.

LSV Asset Management (LSV) serves as the subadviser for the SP LSV International Value Portfolio and for approximately 25% of the Global Portfolio. Formed in 1994, LSV is a quantitative value equity manager providing active asset management for institutional clients through the application of proprietary models. As of December 31, 2005, LSV had approximately $51.8 billion in assets under management. The address of LSV is One North Wacker Drive, Suite 4000, Chicago, Illinois 60606.

Marsico Capital Management, LLC (“Marsico”), 1200 17th Street, Suite 1600, Denver, CO 80202, serves as a subadviser for approximately 25% of the assets of the Global Portfolio. Marsico was organized in September 1997 as a registered investment adviser and became a wholly-owned indirect subsidiary of Bank of America Corporation in January 2001. Marsico provides investment management services to other mutual funds and private accounts and, as of December 31, 2005, had approximately $63 billion under management. Thomas F. Marsico is the founder and Chief Executive Officer of Marsico.

Neuberger Berman Management, Inc. (Neuberger Berman) serves as subadviser for approximately 50% of the assets of the SP Small Cap Growth Portfolio. Neuberger Berman is a wholly owned subsidiary of Neuberger Berman Inc. (“NBI”), which is a wholly owned subsidiary of Lehman Brothers Holdings Inc. (“LBHI”). LBHI, which trades on the New York Stock Exchange under the ticker symbol “LEH” through its subsidiaries (LBHI and its subsidiaries collectively “Lehman Brothers”), is one of the leading global investment banks, serving institutional, corporate, government and high net worth individual clients. Lehman Brothers, which is a registered broker-dealer, futures commission merchant and investment adviser, provides a full array of capital markets products, investment banking services and investment management and advisory services worldwide. Neuberger Berman and its affiliates had approximately $148.9 billion in assets under management as of December 31, 2005. The address of Neuberger Berman is 605 Third Avenue, New York, NY 10158.

Pacific Investment Management Company LLC (PIMCO) serves as the subadviser for the following Portfolios:

•       Diversified Conservative Growth Portfolio (portion)

•       SP PIMCO Total Return Portfolio

•       SP PIMCO High Yield Portfolio.

Pacific Investment Management Company LLC, a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P., (“AGI LP”). Allianz Aktiengesellschaft (“Allianz AG”) is the indirect majority owner of AGI LP. Allianz AG is a European-based, multinational insurance and financial services holding company. As of December 31, 2005, PIMCO managed over $594.1 billion in assets. The address of PIMCO is 840 Newport Center Drive, Newport Beach, California 92660.

RS Investment Management, L.P. (RS Investment Management) serves as a subadviser to a portion of the assets of the Diversified Conservative Growth Portfolio. RS Investment Management is an independent, privately held money management firm that specializes in domestic small and mid cap stocks. As of December 31, 2005, the firm managed approximately $10 billion, which includes a family of no-load mutual funds and institutional separate accounts. The address of RS Investment Management is 388 Market St., Suite 1700, San Francisco, California 94111.

Salomon Brothers Asset Management Inc (SaBAM) serves as a subadviser for a portion of the assets of the Equity Portfolio and the SP Small Cap Value Portfolio. SaBAM was established in 1988 and together with affiliates in London, Tokyo and Hong Kong, provides a broad range of fixed income and equity investment services to individuals and institutional clients throughout the world. SaBAM is a wholly-owned subsidiary of  Legg Mason, Inc. As of December 31, 2005, SaBAM managed over $88.57 billion in total assets. SaBAM’s principal address is 399 Park Avenue, New York, New York 10022.

T. Rowe Price Associates, Inc. (“T. Rowe Price”) 100 East Pratt Street, Baltimore, Maryland 21202, serves as a subadviser for the SP T. Rowe Price Large Cap Growth Portfolio and for approximately 25% of the assets of the Global Portfolio. As of December 31, 2005, the firm and its affiliates managed approximately $269.5 billion in assets.

William Blair & Company LLC (William Blair) serves as the subadviser for the SP William Blair International Growth Portfolio and approximately 25% of the Global Portfolio. Since the founding of the firm in 1935, William Blair has been dedicated to researching, financing and investing in high quality growth companies through four primary divisions:  investment banking, sales and trading, asset management and private capital. As of December 31, 2005, William Blair managed approximately $33.6 billion in assets. The address of William Blair is 222 West Adams Street, Chicago, Illinois 60606.

Portfolio Managers

The Statement of Additional Information (SAI) provides additional information about each Portfolio Manager’s compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager’s ownership of shares of the Fund’s Portfolios.

Conservative Balanced Portfolio and Flexible Managed Portfolio

Fixed-Income Segments

Kay T. Willcox and Malcolm Dalrymple of PIM-Fixed Income manage the fixed income segments of the Portfolios.

Kay T. Willcox, Principal, has managed the fixed income portion of the Portfolios since 1999. She is also portfolio manager for PIM-Fixed Income’s Core Fixed Income Strategy and is a mortgage portfolio manager. Formerly, Ms. Willcox managed a segment of The Prudential Insurance Company of America’s proprietary portfolio and mutual fund fixed income portfolios, and handled mortgage-backed security analysis and trading. Ms. Willcox joined Prudential Financial in 1987. She has 23 years of investment experience.

Malcolm Dalrymple, Principal, has managed the fixed income portion of the Portfolios with Ms. Willcox since 1999. He is also a portfolio manager for PIM-Fixed Income’s Structured and Short Maturity Strategies and is a corporate bond portfolio manager. He has specialized in corporate bonds since 1990. Earlier, he was a money markets portfolio manager. He joined Prudential Financial in 1979 as a securities lending trader and a bank analyst. Mr. Dalrymple has 22 years of investment experience.

Equity Segments

QMA typically follows a team approach in the management of its portfolios. Margaret Stumpp, John Moschberger, Michael Lenarcic and Stacie Mintz are the members of QMA’s portfolio management team primarily responsible for the day-to-day management of the equity portion of the Conservative Balanced Portfolio.

Margaret S. Stumpp, PhD, is the Chief Investment Officer of QMA. She is a portfolio manager for enhanced index equity portfolios for institutional investors and mutual fund clients. Maggie is extensively involved in quantitative research in asset allocation, security selection and portfolio construction for QMA. Maggie joined QMA’s predecessor in 1987. She has published articles on finance and economics in numerous publications, including, The Financial Analysts Journal, The Journal of Portfolio Management, The Journal of Investment Management and Award Papers in Public Utility Economics. Maggie earned a BA cum laude with distinction in Economics from Boston University, and holds an AM and PhD in Economics from Brown University. She has managed the Conservative Balanced Portfolio since 1998.

John W. Moschberger, CFA, is a Managing Director of QMA. John has managed both retail and institutional account portfolios benchmarked against the S&P 500, S&P 600, Russell 2000, Topix, MSCI EAFE, and MSCI Kokusai. He is also responsible for trading foreign and domestic equities and foreign exchange and derivative instruments. He joined QMA’s predecessor in 1986. John earned a BS in Finance from the University of Delaware and an MBA from Fairleigh Dickinson University. He has managed the Conservative Balanced Portfolio since 1998.

Michael A. Lenarcic, PhD, is a Managing Director of QMA. He manages single client accounts and co-manages two commingled balanced portfolios. He joined QMA’s predecessor in 1985. Previously, Mike was a vice president at Wilshire Associates, a pension consulting firm, where he was head of the Asset Allocation Division. In this capacity, he worked with plan sponsors and investment managers in the selection of appropriate investment policies. Earlier, Mike was an assistant professor at Northeastern University where he taught Finance and Economics. He earned a BA in Business Administration from Kent State University, and holds an AM and PhD in Business Economics from Harvard University. He has managed the Conservative Balanced Portfolio since 2000.

Stacie L. Mintz is a Principal of QMA. Stacie manages the overall asset allocation for several large pension plans. In addition, she manages several retail balanced portfolios and an institutional tax managed equity fund. Stacie started with the Prudential Asset Management Group in 1992 as a member of the Comptroller’s Group. She joined QMA’s predecessor in 1994 to work with the balanced management business. In 1997, she became a member of QMA’s Investment Committee. Stacie earned a BA in Economics from Rutgers University and an MBA in Finance from New York University.  She has managed the Conservative Balanced Portfolio since 2006.

Margaret Stumpp,  Michael Lenarcic and Stacie Mintz are primarily responsible for the day-to-day management of the equity portion of the Flexible Managed Portfolio.  Their backgrounds are discussed above. Ms. Stumpp has managed the Flexible Managed Portfolio since 2000. Mr. Lenarcic and Ms. Mintz began managing the Flexible Managed Portfolio in 2006.

Diversified Bond Portfolio

Steven Kellner, Robert Tipp, and David Bessey of PIM-Fixed Income are primarily responsible for the day-to-day management of the Portfolio.

Steven Kellner, CFA, is Managing Director and Head of Credit Related Strategies for PIM-Fixed Income, including U.S. Investment Grade Corporate Bonds, High Yield, Emerging Markets, and Bank Loans. He also is a senior portfolio manager for Investment Grade Corporate Bonds and is co-portfolio manager for Core Plus strategies. He has managed the Diversified Bond Portfolio since 1999. Previously, Mr. Kellner managed U.S. corporate bonds for Prudential Financial’s proprietary fixed income portfolios. He joined Prudential Financial in 1986 and has 20 years of investment experience.

Robert Tipp, CFA, is Managing Director and Chief Investment Strategist for PIM-Fixed Income. He has managed the Portfolio since 2003. He is also portfolio manager for Asset-Liability, TIPs, and Global Bond strategies, and is co-portfolio manager of Core Plus, U.S. Government, and Municipal Bond strategies. Previously, Mr. Tipp served as co-head of Prudential Financial’s institutional fixed income business. Before joining Prudential Financial in 1991, Mr. Tipp was a Director in the Portfolio Strategies Group at First Boston Corporation. Prior to that, he was a senior analyst at the Allstate Research & Planning Center, and managed fixed income and equity derivative strategies at Wells Fargo Investment Advisors. Mr. Tipp has 22 years of investment experience.

David Bessey is Managing Director and Head of the Emerging Markets Team. Mr. Bessey is also co-portfolio manager for all Core Plus Fixed Income strategies. He has managed the Diversified Bond Portfolio since 2004. From 1994 to 1999, Mr. Bessey was a senior portfolio manager for emerging markets portfolios and U.S. investment grade assets. Previously, he developed asset allocation strategies for insurance portfolios and managed Prudential Financial’s long-term funding book. Mr. Bessey joined Prudential Financial in 1989 and has 16 years of investment experience.

Diversified Conservative Growth Portfolio

Core Fixed-Income Segment

Pacific Investment Management Company LLC (PIMCO). Chris Dialynas is responsible for the day-to-day management of the portfolio’s assets. William H. Gross heads PIMCO’s investment committee, which is responsible for the development of major investment themes and which sets targets for various portfolio characteristics in accounts managed by PIMCO, including the portfolio.

Chris Dialynas is a Managing Director, portfolio manager, and a senior member of PIMCO’s investment strategy group. He joined PIMCO in 1980. Mr. Dialynas has written extensively and lectured on the topic of fixed income investing. He served on the Editorial Board of The Journal of Portfolio Management and was a member of Fixed Income Curriculum Committee of the Association for Investment Management and Research. He has twenty-five years of investment experience and holds a bachelor’s degree in economics from Pomona College, and holds an MBA in finance from The University of Chicago Graduate School of Business. Mr. Dialynas has managed the core fixed-income segment of the Portfolio since July 2000.

High Yield Bond Segment

The portfolio managers on Prudential Investment Management-Fixed Income’s High Yield Team, led by Paul Appleby, manage the high yield bond portion of the Portfolio. See “High Yield Bond Portfolio” below for more information. Mr. Appleby has managed the Portfolio since 1999.

Large Cap Growth Equity Segment

Michael A. Del Balso, Spiros “Sig” Segalas and Kathleen A. McCarragher are the portfolio managers of the large cap growth equity portion of the Portfolio. Mr. Del Balso generally has final authority over all aspects of the large cap growth equity portion of the Portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Michael A. Del Balso joined Jennison in May 1972 and is currently a Managing Director of Jennison. He is also Jennison’s Director of Research for Growth Equity. Mr. Del Balso graduated from Yale University in 1966 and received his M.B.A. from Columbia University in 1968. He is a member of The New York Society of Security Analysts, Inc. He has managed the large cap growth equity portion of the Portfolio since April 2000.

Spiros “Sig” Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the large cap growth equity portion of the Portfolio since April 1999.

Kathleen A. McCarragher joined Jennison in May 1998 and is a Managing Director of Jennison. She is also Jennison’s Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. for six years as a Managing Director and the Director of Large Cap Growth Equities. Ms. McCarragher graduated summa cum laude from the University of Wisconsin with a B.B.A. in 1977 and received her M.B.A. from Harvard Business School in 1982. She has managed the large cap growth equity portion of the Portfolio since April 1999.

The portfolio managers for the large cap growth equity portion of the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Large Cap Value Equity Segment

David A. Kiefer, CFA, and Avi Z. Berg are the portfolio managers of the large cap value equity portion of the Portfolio. Mr. Kiefer and Mr. Berg generally have final authority over all aspects of the large cap value equity portion of the Portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison’s Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1998 and large cap blend equity assets since 1999. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential’s management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the energy industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the large cap value equity portion of the Portfolio since January 2004.

Avi Z. Berg, is a Managing Director of Jennison, which he joined in January 2001. Prior to that, he was with Goldman Sachs Asset Management from 1997 to 2000 as an Equity Research Associate for their small and mid cap value funds. From 1995 to 1997, Mr. Berg worked in equity research at Schroder Wertheim & Co. and Fir Tree Partners. From 1991 to 1995, he was a consultant with Price Waterhouse LLP. Mr. Berg received his A.B. in Economics magna cum laude from Harvard University in 1991 and his M.B.A. in Finance and Accounting with honors and distinctions from Columbia Business School in 1997. He has managed the large cap value equity portion of the Portfolio since January 2004.

The portfolio managers for the large cap value equity portion of the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Small / Mid-Cap Growth Equity Segment

Bill Wolfenden, a principal of RS Investment Management, L.P. and portfolio manager of the firm’s Small Cap Growth accounts, is primarily responsible for the day-to-day management of the portion of the Portfolio advised by RS Investment Management, L.P. Prior to joining RS Investment Management, L.P., he was at Dresdner RCM Global Investors since 1994 where he served on the Micro-Cap and Small Cap growth investment management teams. He holds a B.A. in economics from Southern Methodist University and an M.B.A. with a dual concentration in finance and accounting from Vanderbilt University. He has managed the Portfolio since November 2002.

Small / Mid-Cap Value Equity Segment

Paul E. Viera, Jr. is primarily responsible for the day-to-day management of the small/mid cap value portion of the Portfolio advised by EARNEST Partners LLC (EARNEST). Mr. Viera is a founding member of EARNEST. Prior to joining EARNEST, Mr. Viera served as a global partner and portfolio manager with INVESCO Capital Management from 1991 to 1998. He has managed the Portfolio since December 2001.

Equity Portfolio

Spiros “Sig” Segalas, Blair A. Boyer and David A. Kiefer, CFA, are the portfolio managers of the portion of the Portfolio managed by Jennison. Mr. Segalas, Mr. Boyer and Mr. Kiefer generally have final authority over all aspects of the portion of the Portfolio’s investment portfolio managed by Jennison, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Spiros “Sig” Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the portion of the Portfolio managed by Jennison since February 2005.

Blair A. Boyer is a Managing Director of Jennison, which he joined in March 1993. In January 2003, Mr. Boyer joined the growth equity team, after co-managing international equity portfolios since joining Jennison. During his tenure as an international equity portfolio manager, he managed the Jennison International Growth Fund from its inception in March 2000. Mr. Boyer managed international equity portfolios at Arnhold & S. Bleichroeder, Inc. from 1989 to 1993. Prior to that, he was a research analyst and then a senior portfolio manager in the Verus Capital division at Bleichroeder. Mr. Boyer graduated from Bucknell University in 1983 with a B.A. in Economics. He received a M.B.A. in Finance from New York University in 1989. He has managed the portion of the Portfolio managed by Jennison since January 2005.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison’s Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1998 and large cap blend equity assets since 1999. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential’s management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the energy industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the portion of the Portfolio managed by Jennison since August 2000.

The portfolio managers for the portion of the Portfolio managed by Jennison are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Michael Kagan, a Managing Director of SaBAM, has been responsible for the day-to-day management of the portion of the Portfolio advised by SaBAM since February 2001. Mr. Kagan has been with SaBAM since 1994.

Kevin Caliendo, a Managing Director of SaBAM, has co-managed the portion of the Portfolio advised by SaBAM since November 2003. Mr. Caliendo has been with SaBAM since 2002. From 2001 to 2002, Mr. Caliendo was a Healthcare Equity Analyst and Convertible Bond Fund Portfolio Manager for SAC Capital Advisors, LLC and from 1998-2001, he was a Convertible Bond Analyst of the Healthcare sector for Wachovia Securities.

Global Portfolio

W. George Greig, is responsible for the day-to-day management of the portion of the Portfolio advised by William Blair. Mr. Greig, a principal of William Blair, has headed the firm’s international investment management team since 1996. He serves as the Portfolio Manager for the William Blair International Growth Fund as well as leading the Portfolio Team on separately managed portfolios. Before joining William Blair, he headed international equities for PNC Bank in Philadelphia from 1995 to 1996 and previously served as Investment Director with London-based Framlington Group PLC as well as managing global and emerging markets funds there. He has over twenty-five years of experience in domestic and international investment research and portfolio management. Education: B.S., Massachusetts Institute of Technology; M.B.A., Wharton School of the University of Pennsylvania.

Josef Lakonishok, Robert Vishny, Menno Vermeulen and Puneet Mansharamani are responsible for the day-to-day management of the portion of the Global Portfolio advised by LSV since December 2005. Mr. Mansharamani joined the portfolio management team in January 2006.

Josef Lakonishok has served as CEO, Partner and Portfolio Manager for LSV since its founding in 1994. He has more than 25 years of investment and research experience. In addition to his duties at LSV, Mr. Lakonishok serves as the William G. Karnes Professor of Finance at the University of Illinois at Urbana-Champaign.

Robert Vishny has served as Partner and Portfolio Manager of LSV since its founding in 1994. He has more than 18 years of investment and research experience.

Menno Vermeulen, CFA, has served as a Portfolio Manager and Senior Quantitative Analyst of LSV since 1995 and a Partner since 1998. He has mpre than 13 years of investment and research experience. Prior to joining LSV, Mr. Vermeulen served as a portfolio manager for ABP Investments.

Puneet Mansharamani, CFA, is a Partner and Portfolio Manager of LSV since January 2006. Mr. Mansharamani has previously served as a Quantitative Analyst of LSV since 2000. He has more than 7 years of investment experience. Prior to joining LSV, Mr. Mansharamani was an Analyst at Institutional Trust National City Corporation.

Thomas F. Marsico is responsible for the day-to-day management of the portion of the Global Portfolio advised by Marsico since December 2005. Mr. Marsico is the Chief Investment Officer of Marsico and has over 20 years of experience as a securities analyst and a portfolio manager.

Brian Rogers, David Giroux, and John Linehan are responsible for the day-to-day management of the portion of the Global Portfolio advised by T. Rowe Price.

Brian Rogers is the Chief Investment Officer of T. Rowe Price Group, Inc. In addition he manages major institutional equity portfolios and serves as President of the Equity Income Fund. He serves on the Board of Directors of T. Rowe Price Group and is a member of the Management Committee. His other responsibilities include serving on the Equity, Fixed Income, International, and Asset Allocation committees. Prior to joining the firm in 1982, Brian was employed by Bankers Trust Company. He earned an A.B. from Harvard College and an M.B.A. from Harvard Business School.

David Giroux is Vice President of T. Rowe Price Group, Inc. He is also a Portfolio Manager and Research Analyst in the Equity Division following automotive, electrical equipment, industrial manufacturing, and building materials/products industries. David is a Vice President and Investment Advisory Committee member of the Dividend Growth Fund, Value Fund, Capital Appreciation Fund, Capital Opportunity Fund, Growth & Income Fund, and Equity Income Fund. Prior to joining the firm in 1998, he worked as a Commercial Credit Analyst with Hillsdale National Bank. David earned a B.A. in Finance and Political Economy with honors from Hillsdale College. He also earned the Chartered Financial Analyst accreditation.

John Linehan is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc. He is also a Portfolio Manager in the Equity Division. John is President of the Value Fund and Chairman of the fund’s Investment Advisory Committee. He also co-manages several of the firm’s separate account portfolios as a member of the Large-Cap Strategy Team and is the Lead Portfolio Manager for the SICAV U.S. Large-Cap Value Equity Fund. In addition, John is also a Vice President and member of the Investment Advisory Committee of the Equity Income Fund, New Era Fund and Global Stock Fund. In addition, he is a Vice President of the Capital Appreciation Fund. John joined the firm in 1998 and has nine years of previous investment experience at Bankers Trust and E.T. Petroleum. He earned a B.A. from Amherst College and an M.B.A. from Stanford University where he was the Henry Ford II Scholar, an Arjay Miller Scholar, and the winner of the Alexander A. Robichek Award in Finance. He has also earned the Chartered Financial Analyst accreditation.

Government Income Portfolio

Robert Tipp and Richard Piccirillo of PIM-Fixed Income co-manage the Portfolio.

Robert Tipp, CFA, is Managing Director and Chief Investment Strategist at PIM-Fixed Income. He has managed the Portfolio since 2003. Mr. Tipp is also portfolio manager for Asset-Liability, TIPs, and Global Bond strategies, and is co-portfolio manager of Core Plus, US Government, and Municipal Bond strategies. Previously, Mr. Tipp served as co-head of Prudential Financial’s institutional fixed income business. Before joining Prudential Financial in 1991, Mr. Tipp was a Director in the Portfolio Strategies Group at First Boston Corporation. Prior to that, he was a senior analyst at the Allstate Research & Planning Center, and managed fixed income and equity derivative strategies at Wells Fargo Investment Advisors. Mr. Tipp has 22 years of investment experience.

Richard Piccirillo, Vice President and portfolio manager for PIM-Fixed Income’s US Liquidity Team, has managed the Portfolio since 2003. He has specialized in mortgage-backed securities since joining Prudential Financial in 1993. Mr. Piccirillo also specializes in structured products and is one of the lead portfolio managers for our multi-sector core fixed income accounts. Before joining Prudential Financial, Mr. Piccirillo was a fixed income analyst with Fischer Francis Trees & Watts, and an analyst at Smith Barney. He has 15 years of investment experience.

High Yield Bond Portfolio

The Portfolio is managed by the High Yield Team at PIM-Fixed Income. The Team is headed by Paul Appleby and also includes portfolio managers David Bessey, Richard Burns, Stephen Haeckel, Terence Wheat, and Michael Collins.

Paul Appleby, CFA, is Managing Director and Head of PIM-Fixed Income’s High Yield Team. He oversees all portfolio management and trading activities for high yield portfolios. Previously, Mr. Appleby was Director of Credit Research and Chief Equity Strategist for Prudential Financial’s proprietary portfolios. He also was a high yield credit analyst and worked in Prudential Financial’s private placement group. Mr. Appleby joined Prudential Financial in 1987 and has 19 years of investment experience. He has managed the Portfolio since 1999.

David Bessey is Managing Director and Head of PIM-Fixed Income’s Emerging Markets Team. Mr. Bessey is also senior portfolio manager for all Core Plus Fixed Income strategies and specializes in the emerging markets sector for the High Yield Team. From 1994 to 1999, Mr. Bessey was a senior portfolio manager for emerging markets portfolios and $US investment grade assets. Previously, he developed asset allocation strategies for insurance portfolios and managed Prudential Financial’s long-term funding book. Prior to joining Prudential Financial in 1989, Mr. Bessey was a project manager on various engineering projects in the United States, Asia, and Latin America. Mr. Bessey joined Prudential Financial in 1989 and has 16 years investment experience and has 23 years of overall investment experience. He has managed the Portfolio since May 2003.

Richard Burns, CFA, is Principal and portfolio manager on PIM-Fixed Income’s High Yield Team. He is responsible for proprietary high yield portfolios and specializes in the telecommunications, energy, and cable sectors. Mr. Burns joined Prudential Financial in 1986 as a research analyst. Prior to joining Prudential Financial, Mr. Burns worked in public accounting at Peat, Marwick, and Mitchell and at Colgate Palmolive. He has managed the Portfolio since 1999 and has 23 years of overall investment experience.

Stephen Haeckel is Principal and portfolio manager on PIM-Fixed Income’s High Yield Team. Mr. Haeckel specializes in the media, industrials, homebuilders, and transportation sectors. Before joining the High Yield Team in 1999, Mr. Haeckel was credit analyst with PIM-Fixed Income. He also worked in the Corporate Finance and Financial Restructuring groups, managing Prudential Financial’s private investments. Mr. Haeckel served on the Board of Directors of three private companies in conjunction with the Financial Restructuring Group. He joined Prudential Financial in 1990. Previously, he was an Investment Officer at MONY Capital Management. Mr. Haeckel has managed the Portfolio since 1999 and has 18 years investment experience.

Terence Wheat, CFA, is Principal and portfolio manager on PIM-Fixed Income’s High Yield Team. Prior to assuming his current position in 2005, Mr. Wheat spent 12 years as a credit analyst in PIM-Fixed Income’s Credit Research Group, where he was responsible for the consumer products, gaming and leisure, retail, supermarkets, and textile/apparel industries. Mr. Wheat covered high yield bonds from 1998 to 2003, and investment grade issues from 1993 to 1998. Earlier, he worked for Prudential’s Financial Management Group and Individual Insurance Unit. Mr. Wheat joined Prudential Financial in 1988 and has 18 years of investment experience.

Michael J. Collins, CFA, is Principal on PIM-Fixed Income’s High Yield Team, responsible for investment strategy and risk management. Prior to his current role, Mr. Collins was Senior Investment Strategist, covering all fixed income sectors. Previously, he was a credit research analyst with Prudential. He also developed proprietary quantitative international interest rate and currency valuation models for our global bond unit. Mr. Collins began his career at Prudential Financial in 1986 as a software applications designer. He has managed the Portfolio since 2001 and has 13 years of investments experience.

Jennison Portfolio

Michael A. Del Balso, Spiros “Sig” Segalas and Kathleen A. McCarragher are the portfolio managers of the Portfolio. Mr. Del Balso generally has final authority over all aspects of the Portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Michael A. Del Balso joined Jennison in May 1972 and is currently a Managing Director of Jennison. He is also Jennison’s Director of Research for Growth Equity. Mr. Del Balso graduated from Yale University in 1966 and received his M.B.A. from Columbia University in 1968. He is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since April 2000.

Spiros “Sig” Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since February 1999.

Kathleen A. McCarragher joined Jennison in May 1998 and is a Managing Director of Jennison. She is also Jennison’s Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. for six years as a Managing Director and the Director of Large Cap Growth Equities. Ms. McCarragher graduated summa cum laude from the University of Wisconsin with a B.B.A. in 1977 and received her M.B.A. from Harvard Business School in 1982. She has managed the Portfolio since February 1999.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Jennison 20/20 Focus Portfolio

Spiros “Sig” Segalas is the portfolio manager for the growth portion of the Portfolio, and David A. Kiefer, CFA, is the portfolio manager for the value portion of the Portfolio. Mr. Segalas and Mr. Kiefer have final authority over all aspects of the portion of the Portfolio’s investment portfolio for which they are responsible, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Spiros “Sig” Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since its inception in April 1999.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison’s Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1998 and large cap blend equity assets since 1999. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential’s management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the energy industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the Portfolio since January 2004.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Money Market Portfolio

Joseph M. Tully, Manolita Brasil, Robert Browne and Douglas Spratley of PIM-Fixed Income are primarily responsible for the day-to-day management of the Portfolio.

Joseph M. Tully, Managing Director, has managed the Portfolio since 1995. Prior to joining Prudential Financial in 1987, he worked for Merrill Lynch Asset Management as portfolio manager and senior bank credit analyst, and was an assistant national bank examiner for the Office of the Comptroller of the Currency. Mr. Tully has 20 years of experience managing short-term fixed income investments, and 22 years of total investment experience.

Manolita Brasil is Vice President and portfolio manager and has managed the Portfolio since 1996. In addition, Ms. Brasil coordinates credit research for commercial paper and other short-term instruments. She has been managing money market portfolios for PIM-Fixed Income since 1988. Previously, she managed the money markets support staff. Ms. Brasil joined Prudential Financial in 1979 and has 18 years of investment experience.

Robert T. Browne is Vice President and portfolio managerand has managed the Portfolio since 1998. Before assuming his current position in 1995, he spent two years analyzing and trading currency and global bonds, and handling operations, marketing, compliance and business planning functions. Mr. Browne joined Prudential Financial in 1989 and has 12 years of total investment experience.

Douglas Spratley, CFA, is a Senior Associate and portfolio manager, responsible for managing short-term portfolios and trading repurchase agreements. Prior to assuming his current position in 1998, Mr. Spratley was an investment analyst for the Prudential Capital Group. He joined Prudential in 1992 and has 10 years of investment experience.

Natural Resources Portfolio

David A. Kiefer, CFA, and Michael A. Del Balso are the portfolio managers of the Portfolio. Mr. Kiefer generally has final authority over all aspects of the Portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison’s Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1998 and large cap blend equity assets since 1999. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential’s management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the energy industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the Portfolio since April 2005.

Michael A. Del Balso joined Jennison in May 1972 and is currently a Managing Director of Jennison. He is also Jennison’s Director of Research for Growth Equity. Mr. Del Balso graduated from Yale University in 1966 and received his M.B.A. from Columbia University in 1968. He is a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since April 2004.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Small Capitalization Stock Portfolio

QMA typically follows a team approach in the management of its portfolios. Wai C. Chiang is a Managing Director of QMA and is the member of QMA’s portfolio management team primarily responsible for the day-to-day management of the Portfolio. He currently manages and trades domestic equity portfolios, including index funds, quantitative core equity funds, and futures tactical asset allocation accounts on behalf of institutional and retail clients. Wai joined Eagle Rock Asset Management, a former division of the Prudential Insurance Company of America, in 1986. Earlier in his career, Wai was a stock research analyst for Salomon Brothers and a research and development engineer for Westinghouse Electric Corporation. He has developed proprietary computer-based models and authored a number of Salomon and Westinghouse publications. Wai was also a contributing author to Indexing For Maximum Investment Results. Wai graduated summa cum laude with a BS in Engineering from Syracuse University, and earned an MBA in Finance from the Wharton School at the University of Pennsylvania. He has managed the Portfolio since its inception in 1995.

Stock Index Portfolio

QMA typically follows a team approach in the management of its portfolios. John W. Moschberger, CFA, is a Managing Director of QMA and is the member of QMA’s portfolio management team primarily responsible for the day-to-day management of the Portfolio. John has managed both retail and institutional account portfolios benchmarked against the S&P 500, S&P 600, Russell 2000, Topix, MSCI EAFE, and MSCI Kokusai. He is also responsible for trading foreign and domestic equities and foreign exchange and derivative instruments. He joined QMA’s predecessor in 1986. John earned a BS in Finance from the University of Delaware, and an MBA from Fairleigh Dickinson University. He has managed the Portfolio since 1990.

Value Portfolio

David A. Kiefer, CFA, and Avi Z. Berg are the portfolio managers of the Portfolio. Mr. Kiefer and Mr. Berg generally have final authority over all aspects of the Portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison’s Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1998 and large cap blend equity assets since 1999. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential’s management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the energy industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed the Portfolio since January 2004.

Avi Z. Berg, is a Managing Director of Jennison, which he joined in January 2001. Prior to that, he was with Goldman Sachs Asset Management from 1997 to 2000 as an Equity Research Associate for their small and mid cap value funds. From 1995 to 1997, Mr. Berg worked in equity research at Schroder Wertheim & Co. and Fir Tree Partners. From 1991 to 1995, he was a consultant with Price Waterhouse LLP. Mr. Berg received his A.B. in Economics magna cum laude from Harvard University in 1991 and his M.B.A. in Finance and Accounting with honors and distinctions from Columbia Business School in 1997. He has managed the Portfolio since January 2004.

The portfolio managers for the Portfolio are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

SP AIM Core Equity Portfolio

Ronald S. Sloan, Senior Portfolio Manager, is primarily responsible for the day-to-day management of the Portfolio. He has been responsible for the Portfolio since 2002. Mr. Sloan joined AIM Capital in 1998 from Verissimo Research and Management, where he served as president since 1993. He is a Chartered Financial Analyst and is assisted by the Mid/Large Cap Core Team, which may be comprised of portfolio managers, research analysts and other investment professionals of the advisor. Team members provide research support and make securities recommendations with respect to the fund’s portfolio, but do not have day-to-day management responsibilities with respect to the fund’s portfolio. Members of the team may change from time to time.

SP Davis Value Portfolio

Christopher C. Davis and Kenneth Charles Feinberg are primarily responsible for the day-to-day management of the Portfolio.

Christopher C. Davis is President of Davis New York Venture Fund, Inc. and manages or co-manages other equity funds advised by Davis Advisors. He has been portfolio manager of Davis New York Venture Fund since October 1995. From September 1989 to September 1995, he was Assistant Portfolio Manager and research analyst working with Shelby M.C. Davis. He has managed the Portfolio since its inception in September 2000.

Kenneth Charles Feinberg has been the co-portfolio manager of Davis New York Venture Fund with Christopher C. Davis since May 1998. He also co-manages other equity funds advised by Davis Advisors. Mr. Feinberg was a research analyst at Davis Advisors beginning in December 1994, and he was Assistant Vice President of Investor Relations for Continental Corp. from 1988 to 1994. He has managed the Portfolio since its inception in September 2000.

SP Large Cap Value Portfolio

Raffaele Zingone and Terance Chen are primarily responsible for the day-to-day management of the portion of the Portfolio managed by J.P. Morgan. Mr. Zingone, Vice President of J.P. Morgan, is a portfolio manager in the U.S. Equity Group. He joined J.P. Morgan in 1991. Mr. Chen, Vice President of J.P. Morgan, is a portfolio manager in the U.S. Equity

Group. He joined J.P. Morgan in 1994. Mr. Dimig, Vice President of J.P. Morgan, is a client portfolio manager in the U.S. Equity Group. He joined J.P. Morgan in 2002. Mr. Zingone has managed the Portfolio since January 2004. Mr. Chen has managed the Portfolio since May 2005. Mr. Dimig has managed the Portfolio since January 2006.

Hotchkis and Wiley also manages institutional separate accounts and is the adviser and subadviser to other mutual funds. The investment process is the same for similar accounts, including the Portfolio and is driven by team-oriented, in-depth, fundamental research. The investment research staff is organized by industry coverage and supports all of the accounts managed in each of the sub-advisor’s investment strategies. Weekly research meetings provide a forum where analysts and portfolio managers discuss current investment ideas within their assigned industries. Generally, the entire investment team, or a sub-set of the team, then debates the merits of recommendations, taking into account the prevailing market environment, the portfolio’s current composition, and the relative value of alternative investments. The culmination of this process is the formation of a “target portfolio” for each investment strategy representing the best investment ideas with appropriate weights for each of the holdings.

For the portion of the Portfolio managed by Hotchkis and Wiley, Hotchkis and Wiley has identified the five portfolio managers with the most significant responsibility for the Portfolio’s assets. Each individual has managed the portion of the Portfolio assigned to Hotchkis and Wiley since January 2004. This list does not include all members of the investment team.

Sheldon Lieberman — Mr. Lieberman participates in the investment decision process during the group meetings in which the team decides the stock/weight selection for the target portfolio. He has authority to direct trading activity on the Portfolio. Mr. Lieberman, currently Principal and Portfolio Manager of Hotchkis and Wiley, joined Hotchkis and Wiley in 1994 as Portfolio Manager and Analyst.

George Davis — Mr. Davis participates in the investment decision process during the group meetings in which the team decides the stock/weight selection for the target portfolio. He has authority to direct trading activity on the Portfolio. Mr. Davis, currently Principal, Portfolio Manager and Chief Executive Officer of Hotchkis and Wiley, joined Hotchkis and Wiley in 1988 as Portfolio Manager and Analyst.

Joe Huber — Mr. Huber participates in the investment decision process during the group meetings in which the team decides the stock/weight selection for the target portfolio. He is jointly responsible for the day-to-day management of the Portfolio’s cash flows, which includes directing the Portfolio’s purchases and sales to ensure that the Portfolio’s holdings remain reflective of the “target portfolio.” Mr. Huber, currently Principal, Portfolio Manager and Director of Research of Hotchkis and Wiley joined Hotchkis and Wiley in 2000 as Portfolio Manager and Analyst and soon thereafter became the Director of Research.

Patricia McKenna — Ms. McKenna participates in the investment decision process during the group meetings in which the team decides the stock/weight selection for the target portfolio. She has authority to direct trading activity on the Portfolio. Ms. McKenna, currently Principal and Portfolio Manager of Hotchkis and Wiley, joined Hotchkis and Wiley in 1995 as Portfolio Manager and Analyst.

Stan Majcher — Mr. Majcher participates in the investment decision process during the group meetings in which the team decides the stock/weight selection for the target portfolio. He is jointly responsible for the day-to-day management of the Portfolio’s cash flows, which includes directing the Portfolio’s purchases and sales to ensure that the Portfolio’s holdings remain reflective of the “target portfolio.” Mr. Majcher, currently Principal and Portfolio Manager of Hotchkis and Wiley, joined Hotchkis and Wiley in 1996 as Analyst and became Portfolio Manager in 1999.

David N. Dreman and Nelson Woodard are the portfolio managers for the portion of the Portfolio managed by Dreman.

David N. Dreman.   Chairman and Chief Investment Officer of Dreman Value Management, L.L.C. and Co-Lead Portfolio Manager.

•  Began investment career in 1957.

•  Founder, Dreman Value Management, L.L.C.

•  Mr. Dreman will serve as the lead portfolio manager.

•  Mr. Dreman is the founder, and Chairman of Dreman Value Management, L.L.C. and also the firm’s Chief Investment Officer. Dreman Value Management, L.L.C., with $11 billion under management, focuses on the assets of mutual funds, pension, foundation and endowment funds, as well as high net-worth individuals. The Scudder-Dreman High Return Equity Fund, managed by Mr. Dreman, has been ranked as number one in the Equity-Income group by Lipper Analytical Services since the fund’s inception in March 18, 1988. Mr. Dreman founded his first investment firm, Dreman Value Management, Inc., in 1977 and served as its President and then Chairman to 1995, followed by a similar role at Dreman Value Advisors, Inc. from 1995 to 1997.

Nelson Woodard.   Co-Lead Portfolio Manager. Began investment career in 1985.

•  PhD, University of Virginia.

•  Mr. Woodard will serve as the co-lead portfolio manager.

•  Nelson P. Woodard received his BA in Mathematics and Economics and MA in Economics as well as his Ph.D. in Econometrics and Public Finance at the University of Virginia. Mr. Woodard is a Managing Director and Senior Portfolio Manager with Dreman Value Management LLC and currently serves as the co-lead portfolio manager for the Scudder-Dreman Small Cap Value Fund. From July 2000 through November 2001 he was Vice President of Asset Allocation and Quantitative Analysis at Prudential Investments. From January 1997 to July of 2000, he was a Managing Director of Dreman Value Management. Prior to joining Dreman, he was a Director of the Quantitative Finance program at the College of Business at James Madison University from 1993 to 1996 and an Instructor at the Anderson School of Management at the University of New Mexico from 1989 to 1992. Previously, Mr. Woodard had been the Director of Research at Investment Strategy Management in Charlottesville, Virginia. From 1985-1995 he served as a consultant for Dreman Value Advisors, Inc. and as a Research Fellow for the Dreman Foundation.

SP LSV International Value Portfolio

The Portfolio is co-managed by Josef Lakonishok, Robert Vishny, Menno Vermeulen, CFA and Puneet Mansharamani, CFA. Mr. Lakonishok has served as CEO, Partner and Portfolio Manager for LSV since its founding in 1994. He has more than 25 years of investment and research experience. In addition to his duties at LSV, Mr. Lakonishok serves as the William G. Karnes Professor of Finance at the University of Illinois at Urbana-Champaign. Mr. Vishny has served as a Partner and Portfolio Manager of LSV since its founding in 1994. He has more than 18 years of investment and research experience. Mr. Vermeulen has served as a Portfolio Manager and Senior Quantitative Analyst of LSV since 1995 and a Partner since 1998. He has more than 13 years of investment experience. Prior to joining LSV, Mr. Vermuelen served as a portfolio manager for ABP Investments. Mr. Mansharamani is a Partner and Portfolio Manager since January 2006. Mr. Mansharamani has previously served as a Quantitative Analyst of LSV since 2000. He has more than 7 years of investment experience. Prior to joining LSV. Mr. Mansharamani was an Analyst at Institutional Trust National City Corporation. Messrs. Lakonishok, Vishny and Vermeulen have managed the Portfolio since LSV became the Portfolio’s subadviser in November 2004. Mr. Mansharamani joined the portfolio management team in January 2006.

SP Mid Cap Growth Portfolio

John P. Calamos, President, CEO and Co-Chief Investment Officer of Calamos, Nick P. Calamos, Senior Executive Vice President and Co-Chief Investment Officer of Calamos, and John P. Calamos, Jr., Executive Vice President of Calamos, are primarily responsible for the day-to-day management of the Portfolio. Each has been with Calamos since 1987. John P. Calamos and Nick P. Calamos have managed money together at Calamos or a related entity for over 20 years. They have managed the Portfolio since Calamos became the Portfolio’s subadviser in December 2002.

SP PIMCO High Yield Portfolio

Raymond G. Kennedy is a Managing Director, portfolio manager and senior member of PIMCO’s investment strategy group. He manages High Yield funds and oversees bank loan trading and collateralized debt obligations and heads the global high yield business for PIMCO. Mr. Kennedy joined the firm in 1996, previously having been associated with the Prudential Insurance Company of America as a private placement asset manager, where he was responsible for investing and managing a portfolio of investment grade and high yield privately placed fixed income securities. Prior to that, he was a consultant for Andersen Consulting (now Accenture) in Los Angeles and London. He has twenty years of investment management experience and holds a bachelor’s degree from Stanford University and an MBA from the Anderson Graduate School of Management at the University of California, Los Angeles.

SP PIMCO Total Return Portfolio

Pacific Investment Management Company LLC (PIMCO). Chris Dialynas is responsible for the day-to-day management of the portfolio’s assets. William H. Gross heads PIMCO’s investment committee, which is responsible for the development of major investment themes and which sets targets for various portfolio characteristics in accounts managed by PIMCO, including the portfolio.

Chris Dialynas is a Managing Director, portfolio manager, and a senior member of PIMCO’s investment strategy group. He joined PIMCO in 1980. Mr. Dialynas has written extensively and lectured on the topic of fixed income investing. He served on the Editorial Board of The Journal of Portfolio Management and was a member of Fixed Income Curriculum Committee of the Association for Investment Management and Research. He has twenty-five years of investment experience and holds a bachelor’s degree in economics from Pomona College, and holds an MBA in finance from The University of Chicago Graduate School of Business. Mr. Dialynas has managed the Portfolio since July 2000.

William H. Gross, CFA, managing director and chief investment officer, was a founding partner of PIMCO in 1971. Mr. Gross has over 30 years of investment experience and is the author of Bill Gross on Investing. Mr. Gross has an MBA from UCLA Graduate School of Business.

SP Prudential U.S. Emerging Growth Portfolio

John P. Mullman, CFA, is the portfolio manager of the Portfolio and has final authority over all aspects of the Portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

John P.Mullman, CFA, is a Managing Director of Jennison. He has been in the investment business since 1987, when he joined Prudential. Prior to joining Jennison in August 2000, Mr. Mullman managed institutional portfolios with Prudential. He earned his B.A. in Economics from the College of the Holy Cross in 1982 and his M.B.A. from Yale University in 1987. He is also a member of The New York Society of Security Analysts, Inc. He has managed the Portfolio since August 2005.

The portfolio manager for the Portfolio is supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

SP Small Cap Growth Portfolio

Michael Fasciano, CFA, is responsible for the day-to-day management of the portion of the Portfolio advised by Neuberger Berman. Mr. Fasciano has been a managing director of Neuberger Berman since 2001. From 1986 through 2001, Mr. Fasciano was President of Fasciano Company, Inc. From 1983 to 1986, Mr. Fasciano was an analyst with BCS Financial Corporation. Mr. Fasciano has managed the portion of the Portfolio advised by Neuberger Berman since May 2005.

Bert Boksen, Senior Vice President and Managing Director of Eagle, is responsible for the portion of the Portfolio advised by Eagle Asset Management. Mr. Boksen received a B.A. degree in business from City College of New York in 1970 and his M.B.A. in Finance from St. John’s University in 1977. Mr. Boksen is a Chartered Financial Analyst, and has been a Senior Vice President of Eagle since April 1995. He has portfolio management responsibilities for the Small Cap Growth Equity accounts. Mr. Boksen was appointed a Managing Director of Eagle in June 1999. Prior to joining Eagle, Mr. Boksen was Senior Vice President and Chief Investment Officer of Raymond James & Associates, Inc. where he was Chairman of the Raymond James Focus Committee.

SP Small Cap Value Portfolio (formerly, SP Goldman Sachs Small Cap Value Portfolio)

GSAM employs a team-based approach to managing its portion of the Portfolio. The portfolio managers primarily responsible for the day-to-day management of the Portfolio are Chip Otness, Lisa Parisi, David Berdon, Scott Carroll, Kelly Flynn, and Edward Perkin.

James (Chip) B. Otness, CFA: Managing Director; Portfolio Manager

Chip is a Portfolio Manager on the US Value Team, where he oversees the portfolio construction and investment research for the firm’s Small Cap Value accounts. Chip joined Goldman Sachs Asset Management in 2000. Chip started his career at J.P. Morgan where he spent 28 years. When he left J.P. Morgan, he was a Managing Director and ran J.P. Morgan

Small Cap Institutional Group, responsible for growing and managing $3.6 billion in assets. Chip brings to GSAM 35 years of fundamental-driven research and investment management experience, 20 years of that managing small cap funds. He received a BA in Economics from Harvard University. Chip is a CFA charter holder.

Lisa Parisi, CFA: Managing Director; Portfolio Manager

Lisa is a Portfolio Manager on the US Value Team, where she has broad research responsibilities across the value strategies. Lisa joined Goldman Sachs Asset Management in 2001. Previously, Lisa started a small cap value strategy for John A. Levin & Co. In addition, she was a managing director at Valenzuela Capital, where she developed a small cap value product and co-managed a mid cap value product. She started her career working at Lazard Freres on the Small Cap Value Team and has also worked at Royce Associates and Trust Company of the West. Lisa has 20 years of industry experience. She received a BBA from Adelphi University and an MBA in Finance from the Stern School of Business at New York University. Lisa is a CFA charter holder.

David Berdon: Vice President; Portfolio Manager

David is a Portfolio Manager on the US Value Team, where he has broad research responsibilities across the value strategies. Before joining Goldman Sachs Asset Management in 2001, David was a Vice President for Business Development and Strategic Alliances at Soliloquy Inc., and a Principal Consultant at Diamond Technology Partners. Prior to that, he was an Analyst at Chase Manhattan Bank and Morgan Stanley. David has eight years of industry experience. He received a BA in Government and Law from Lafayette College and an MBA in Finance from the Wharton School of Business at the University of Pennsylvania.

Dolores Bamford, CFA: Managing Director; Portfolio Manager

Dolores is a Portfolio Manager for the US Value Team, where she has broad research responsibility across the value portfolios. Prior to her arrival at Goldman Sachs Asset Management in 2002, Dolores was a Portfolio Manager at Putnam Investments for various products since 1992. While at Putnam she was a Portfolio Manager for a variety of Funds including the Putnam Convertible Income-Growth Fund, and the Global Resources Fund. Dolores has 16 years of industry experience. She received a BA from Wellesley College and an MS from MIT Sloan School of Management. Dolores is a CFA charter holder.

Scott Carroll, CFA: Vice President; Portfolio Manager

Scott is a Portfolio Manager on the US Value Team, where he has broad research responsibilities across the value portfolios. Before joining Goldman Sachs Asset Management in 2002, Scott spent over five years at Van Kampen Funds, where he had portfolio management and analyst responsibilities for a Growth and Income and Equity Income funds. Prior to Van Kampen, Scott spent three years at Lincoln Capital Management as an Equity Analyst and two years as a Senior Auditor at Pittway Corporation. Scott has 14 years of industry experience. He received a BS in Accounting from Northern Illinois University and an MBA from the University of Chicago Graduate School of Business. Scott is a CFA charter holder.

Kelly Flynn: Vice President; Portfolio Manager

Kelly is a Portfolio Manager for the US Value Team, where he has broad research responsibilities across value the strategies. Prior to joining Goldman Sachs Asset Management in 2002, Kelly spent 3 years at Lazard Asset Management as a Portfolio Manager for Small Cap/SMID Cap Value products. Before Lazard, Kelly was a small cap value Portfolio Manager at 1838 Investment Advisors. Previously, he worked for Edgewater Private Equity Fund as a Research Analyst and for First Boston in the Mergers and Acquisitions Department. Kelly has 14 years of industry experience. He received a BA from Harvard and an MBA from the Wharton School of Business at the University of Pennsylvania.

Edward Perkin: Vice President; Portfolio Manager

Edward is a Portfolio Manager on the US Value Team, where he has broad research responsibilities across the value strategies. Edward joined Goldman Sachs Asset Management in 2002. Previously, Edward worked in research at Fidelity Investments and Gabelli Asset Management while attending business school. Prior to that, he worked as a Senior Research Analyst at Fiserv. Edward has 10 years of industry experience. He received a BA from the University of California, Santa Barbara and an MBA from Columbia Business School.

Peter Hable is responsible for the day-to-day management of the portion of the Portfolio advised by SaBAM. Mr. Hable has more than 22 years of investment industry experience and is a managing director of SaBAM. Mr. Hable has a

B.S. in Economics from Southern Methodist University and an MBA from the University of Pennsylvania’s Wharton School of Finance. He has been with SaBAM since 1983.

SP Strategic Partners Focused Growth Portfolio

The management of and investment decisions for the portion of the Portfolio managed by AllianceBernstein are made by AllianceBernstein’s US Large Cap Growth Team, which is responsible for management of all of AllianceBernstein’s US Large Cap Growth accounts. The US Large Cap Growth Investment Team relies heavily on the fundamental analysis and research of the Adviser’s large internal research staff. While all members of the team work jointly to determine the investment strategy, including security selection, Mr. Scott Wallace is responsible for day-to-day management of the portion of the Portfolio managed by AllianceBernstein. Mr. Wallace joined AllianceBernstein as a US Large Cap Growth portfolio manager in 2001. Prior to joining the firm, he was with JP Morgan for 15 years, where he was a managing director and held a variety of roles in the U.S. and abroad, most recently as head of equities in Japan. Mr. Wallace has a BA from Princeton University. CFA Charterholder. Location: Chicago

Spiros “Sig” Segalas and Kathleen A. McCarragher are the portfolio managers of the portion of the Portfolio managed by Jennison. Mr. Segalas generally has final authority over all aspects of the portion of the Portfolio’s investment portfolio managed by Jennison, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Spiros “Sig” Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc. He has managed the portion of the Portfolio managed by Jennison since its inception in August 2000.

Kathleen A. McCarragher joined Jennison in May 1998 and is a Managing Director of Jennison. She is also Jennison’s Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. for six years as a Managing Director and the Director of Large Cap Growth Equities. Ms. McCarragher graduated summa cum laude from the University of Wisconsin with a B.B.A. in 1977 and received her M.B.A. from Harvard Business School in 1982. She has managed the portion of the Portfolio managed by Jennison since its inception in August 2000.

The portfolio managers for the portion of the Portfolio managed by Jennison are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

SP T. Rowe Price Large Cap Growth Portfolio (formerly SP AllianceBernstein Large Cap Growth Portfolio)

Robert W. Sharps is responsible for the day-to-day management of the Portfolio since December 2005. Mr. Sharps is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc. He is also the lead Portfolio Manager on the Large-Cap Growth Strategy Team in the Equity Division. Mr. Sharps serves as Executive Vice President and an Investment Advisory Committee member of the Growth Stock Fund. In addition, Mr. Sharps is a Vice President and Investment Advisory Committee member of the Blue Chip Growth Fund, Financial Services Fund, Growth & Income Fund, and New America Growth Fund. He is also a member of the Investment Advisory Committee of the Tax-Efficient Growth Fund. Prior to joining the firm in 1997, Mr. Sharps was a Senior Consultant at KPMG Peat Marwick. He earned a B.S., summa cum laude, in Accounting from Towson University and an M.B.A. in Finance from the Wharton School, University of Pennsylvania. Mr. Sharps has also earned the Chartered Financial Analyst designation and Certified Public Accountant accreditation.

SP William Blair International Growth Portfolio

W. George Grieg is responsible for the day-to-day management of the Portfolio. Mr. Grieg is a principal of William Blair and joined the firm in 1996 as an international portfolio manager. Mr. Grieg has managed the Portfolio since William Blair became the Portfolio’s subadviser in May 2004.

SP Asset Allocation Portfolios

For the four Asset Allocation Portfolios, PI invests in shares of other Fund Portfolios according to the percentage allocations discussed in this prospectus.

HOW TO BUY AND SELL SHARES OF THE FUND

The Fund offers two classes of shares in each Portfolio — Class I and Class II. Each Class participates in the same investments within a given Portfolio, but the Classes differ as far as their charges. Class I shares are sold only to separate accounts of Prudential as investment options under certain variable annuity and variable life insurance Contracts. Class II is offered only to separate accounts of non-Prudential insurance companies as investment options under certain of their Contracts. Please refer to the accompanying Contract prospectus to see which Portfolios are available through your Contract.

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.

Both Class I and Class II shares of a Portfolio are sold without any sales charge at the net asset value of the Portfolio. Class II shares, however, are subject to an annual distribution or “12b-1” fee of 0.25% of the average daily net assets of Class II. Under the distribution plan adopted by the Fund for Class II shares, Class II of each Portfolio pays to Prudential Investment Management Services LLC (PIMS) a distribution or 12b-1 fee at the annual rate of 0.25% of the average daily net assets of Class II. This fee pays for distribution services for Class II shares. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment in Class II shares and may cost you more than paying other types of sales charges. Class II shares are also subject to an administration fee of 0.15% of the average daily net assets of Class II. Class I shares do not have a distribution or administration fee.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Frequent Purchases or Redemptions of Fund Shares

The Fund is part of the group of investment companies advised by PI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the “PI funds”). Each Asset Allocation Portfolio discussed in this prospectus, which invests primarily in one or more Underlying Portfolios, may as a result own a significant portion of the shares of one or more Underlying Portfolios. To the extent shares of the Underlying Portfolios are held by the Asset Allocation Portfolios, the Underlying Portfolios’ policies and procedures designed to discourage or prevent frequent trading by investors are enforced by the Asset Allocation Funds rather than by the Underlying Portfolios. Transactions by the Asset Allocation Portfolios may be disruptive to the management of an Underlying Portfolio. For example, in order to handle large flows of cash in and out of an Asset Allocation Portfolio, the Investment Managers may need to allocate more assets to cash or other short-term investments or redeem shares of an Underlying Portfolio. Reallocations in the Underlying Portfolios by an Asset Allocation Portfolio in furtherance of an Asset Allocation Portfolio’s investment objective are not considered to be frequent or short-term trading.

Frequent purchases and redemptions may adversely affect performance and the interests of long-term investors. When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This can happen when it is not advantageous to sell any securities, so the PI funds’ performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the PI funds cannot predict how much cash they will have to invest. In addition, if a PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs.

Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PI fund shares held by other investors. PI funds that invest in foreign securities may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute effective vehicles for an investor’s frequent trading strategies.

The Boards of Directors of the PI funds, including the Fund, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Fund are limited, however, because Prudential and other insurance companies maintain the individual contract owner accounts for investors in the Fund’s Portfolios. In particular, each insurance company submits to the Fund transfer agent aggregate orders combining the transactions of many investors, and therefore the Fund and its transfer agent cannot monitor investments by individual investors. The policies and procedures require the Fund to communicate in writing to each investing insurance company that the Fund expects the insurance company to impose restrictions on transfers by contract owners. In addition, the Fund receives reports on the trading restrictions imposed by Prudential and its affiliates on variable contract owners investing in the Portfolios, and the Fund monitors the aggregate cash flows received from unaffiliated insurance companies. The Fund also employs fair value pricing procedures to deter frequent trading. Finally, the Fund and its transfer agent reserve the right to reject all or a portion of a purchase order from an investing insurance company. If a purchase order is rejected, the purchase amount will be returned to the insurance company.

Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund and the insurance companies to prevent such trading, there is no guarantee that the Fund or the insurance companies will be able to identify these investors or curtail their trading practices. Therefore, some Fund investors may be able to engage in frequent trading, and, if they do, the other Fund investors would bear any harm caused by that frequent trading. The Fund does not have any arrangements intended to permit trading in contravention of the policies described above.

Each SP Asset Allocation Portfolio discussed in this prospectus, which invests primarily in one or more Underlying Portfolios, may, as a result, own a significant portion of the shares of one or more Underlying Portfolios. To the extent shares of the Underlying Portfolios are held by the SP Asset Allocation Portfolios, the Underlying Portfolios’ policies and procedures designed to discourage or prevent frequent trading by investors are enforced by the SP Asset Allocation Portfolios rather than by the Underlying Portfolios. Transactions by the SP Asset Allocation Portfolios may be disruptive to the management of an Underlying Portfolio. For example, in order to handle large flows of cash in and out of an SP Asset Allocation Portfolio, the Managers may need to allocate more assets to cash or other short-term investments or redeem shares of an Underlying Portfolio. Reallocations in the Underlying Portfolios by an Asset Allocation Portfolio in furtherance of an SP Asset Allocation Portfolios’ investment objective are not considered to be frequent or short-term trading.

For information about the trading limitations applicable to you, please see the prospectus for your variable contract or contact your insurance company.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange’s regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund’s shares on days when the NYSE is closed but the primary markets for the Fund’s foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The securities held by each of the Fund’s portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund’s Board of Directors. The Fund may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside of the U.S., because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.

The Fund may also use fair value pricing with respect to U.S. traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security’s published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Fund’s NAV, we will value the Fund’s futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security’s primary market.

Fair value pricing procedures are designed to result in prices for a Portfolio’s securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio’s NAV by short-term traders.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It’s the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $10 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio’s NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio’s assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All short-term debt securities held by the Money Market Portfolio are valued at amortized cost. Short-term debt securities with remaining maturities of 12 months or less held by the Conservative Balanced and Flexible Managed Portfolios are valued on an amortized cost basis. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund’s Board of Directors has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, and except as discussed above for the Conservative Balanced and Flexible Managed Portfolios, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term debt securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities — those that are not valued on an amortized cost basis — are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Distributor

Prudential Investment Management Services LLC (PIMS) distributes the Fund’s shares under a Distribution Agreement with the Fund. PIMS’ principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777. The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act covering Class II shares. These 12b-1 fees do not apply to Class I.

OTHER INFORMATION

Change in Federal Income Tax Status and Related Reorganization

Each Portfolio of the Fund recently changed its federal income tax status from a regulated investment company to a partnership. In effecting that conversion, the Fund was reorganized from a Maryland corporation to a Delaware statutory trust. The conversion and the reorganization together are referred to as the “Transactions.”

The investment objectives, policies, restrictions, net asset values per share, service providers, fiscal years, and investment portfolios of the Portfolios did not change as a result of the Transactions. In addition, the Fund obtained opinions of counsel that the Transactions had no adverse federal income tax consequences for the Portfolios or Contract owners. All fees and expenses incurred in connection with the completion of the Transactions were borne by Prudential Investments LLC (the “Manager”) and its affiliates. Additionally, the Manager and its affiliates bore all transitional costs and will bear any ongoing incremental increases in Portfolio fees and expenses that are charged to the Fund by its service providers and that are directly attributable to the Transactions.

The Transactions were effected on or about January 1, 2006. The Transactions have not changed each Portfolio’s practice of distributing its net income and capital gains to its shareholders of record (that is, the insurance company separate accounts) as described in the “Taxation of the Fund” section of the SAI.

All references relating to the Portfolios’ status as regulated investment companies and their compliance with related requirements are hereby deleted.

The Fund has been re-named “The Prudential Series Fund.”

The Prudential Series Fund, a Delaware trust, hereby expressly adopts the registration statement of The Prudential Series Fund, Inc., a Maryland corporation.

Federal Income Taxes

Each Asset Allocation Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Asset Allocation Portfolio’s income, gains, losses, deductions, and credits will be “passed through” pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes. The Asset Allocation Portfolios intend to distribute substantially all their net investment income and gains. Distributions will be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Holders of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Trust, including the application of state and local taxes.

Monitoring For Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

Disclosure of Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of each Portfolio’s portfolio securities is described in the Fund’s SAI and on the Fund’s website at www.prudential.com.

FINANCIAL HIGHLIGHTS

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract Charges are not included, the actual return that you will receive will be lower than the total return in each chart. The information is for Class I shares and for Class II shares as applicable for the periods indicated.

The financial highlights for the years ended December 31, 2005 and 2004 were part of the financial statements audited by KPMG LLP, the Fund’s independent registered public accounting firm, whose reports on these financial statements were unqualified. The financial highlights for the periods presented through December 31, 2003 were part of financial statements audited by another independent registered public accounting firm whose reports on those financial statements were unqualified.

Financial Highlights

	Conservative Balanced Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$15.10	$14.34	$12.43	$13.69	$14.63
Income (Loss) From Investment Operations:
Net investment income	0.38	0.34	0.28	0.34	0.44
Net realized and unrealized gains (losses) on investments	0.11	0.78	1.99	(1.57)	(0.75)
Total from investment operations	0.49	1.12	2.27	(1.23)	(0.31)
Less Distributions:
Dividends from net investment income	(0.35)	(0.28)	(0.36)	—	(0.48)
Distributions from net realized gains	(0.15)	(0.08)	—	(0.03)	(0.15)
Total distributions	(0.50)	(0.36)	(0.36)	(0.03)	(0.63)
Net Asset Value, end of year	$15.09	$15.10	$14.34	$12.43	$13.69
Total Investment Return(a)	3.43%	8.04%	18.77%	(8.98)%	(2.02)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,749.8	$2,893.6	$2,895.0	$2,660.3	$3,259.7
Ratios to average net assets:
Expenses	0.58%	0.59%	0.58%	0.58%	0.58%
Net investment income	2.45%	2.27%	2.02%	2.49%	3.05%
Portfolio turnover rate	110%	153%	248%	260%	239%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

	Diversified Bond Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.28	$11.17	$10.82	$11.36	$11.28
Income From Investment Operations:
Net investment income	0.55	0.52	0.45	0.57	0.67
Net realized and unrealized gains (losses) on investments	(0.20)	0.09	0.35	0.17	0.12
Total from investment operations	0.35	0.61	0.80	0.74	0.79
Less Dividends and Distributions:
Dividends from net investment income	(0.59)	(0.50)	(0.45)	(1.27)	(0.71)
Distributions from net realized gains	(0.08)	—	—	—	—
Tax return of capital distributions	—	—	—	(0.01)	—
Total dividends and distributions	(0.67)	(0.50)	(0.45)	(1.28)	(0.71)
Net Asset Value, end of year	$10.96	$11.28	$11.17	$10.82	$11.36
Total Investment Return(a)	3.28%	5.59%	7.49%	7.07%	6.98%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,230.6	$1,283.7	$1,418.0	$1,370.3	$1,400.7
Ratios to average net assets:
Expenses	0.45%	0.45%	0.44%	0.44%	0.44%
Net investment income	4.81%	4.57%	4.02%	5.25%	6.35%
Portfolio turnover rate	278%	382%	706%	595%	257%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

Financial Highlights

	Diversified Conservative Growth Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.28	$10.63	$9.17	$9.89	$10.16
Income From Investment Operations:
Net investment income	0.34	0.26	0.32	0.38	0.42
Net realized and unrealized gains (losses) on investments	0.39	0.72	1.58	(1.08)	(0.28)
Total from investment operations	0.73	0.98	1.90	(0.70)	0.14
Less Dividends:
Dividends from net investment income	(0.34)	(0.33)	(0.44)	(0.02)	(0.41)
Total dividends	(0.34)	(0.33)	(0.44)	(0.02)	(0.41)
Net Asset Value, end of year	$11.67	$11.28	$10.63	$9.17	$9.89
Total Investment Return(a)	7.04%	9.56%	21.57%	(7.10)%	1.51%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$151.4	$167.0	$169.6	$157.1	$204.1
Ratios to average net assets:
Expenses	0.95%	0.97%	0.98%	0.92%	0.94%
Net investment income	2.75%	2.29%	2.93%	3.63%	4.17%
Portfolio turnover	304%	186%	224%	271%	315%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

	Equity Portfolio
	Class I
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$22.31	$20.55	$15.75	$20.49	$24.50
Income From Investment Operations:
Net investment income	0.24	0.28	0.17	0.17	0.18
Net realized and unrealized gains (losses) on investments	2.32	1.75	4.81	(4.75)	(2.83)
Total from investment operations	2.56	2.03	4.98	(4.58)	(2.65)
Less Dividends and Distributions:
Dividends from net investment income	(0.23)	(0.27)	(0.18)	(0.16)	(0.18)
Distributions from net realized gains	—	—	—	—	(1.18)
Total dividends and distributions	(0.23)	(0.27)	(0.18)	(0.16)	(1.36)
Net Asset Value, end of year	$24.64	$22.31	$20.55	$15.75	$20.49
Total Investment Return(a)	11.47%	9.93%	31.65%	(22.34)%	(11.18)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$4,283.9	$4,135.7	$4,012.3	$3,273.6	$4,615.9
Ratios to average net assets:
Expenses	0.47%	0.48%	0.49%	0.48%	0.49%
Net investment income	1.01%	1.29%	0.96%	0.88%	0.84%
Portfolio turnover rate	77%	50%	54%	54%	153%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

Financial Highlights

	Equity Portfolio
	Class II
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$22.34	$20.58	$15.76	$20.49	$24.51
Income From Investment Operations:
Net investment income	0.12	0.20	0.08	0.09	0.09
Net realized and unrealized gains (losses) on investments	2.35	1.74	4.83	(4.72)	(2.83)
Total from investment operations	2.47	1.94	4.91	(4.63)	(2.74)
Less Dividends and Distributions:
Dividends from net investment income	(0.12)	(0.18)	(0.09)	(0.10)	(0.10)
Distributions from net realized gains	—	—	—	—	(1.18)
Total dividends and distributions	(0.12)	(0.18)	(0.09)	(0.10)	(1.28)
Net Asset Value, end of year	$24.69	$22.34	$20.58	$15.76	$20.49
Total Investment Return(a)	11.04%	9.51%	31.11%	(22.62)%	(11.57)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2.1	$1.1	$0.8	$0.4	$1.1
Ratios to average net assets:
Expenses	0.87%	0.88%	0.89%	0.88%	0.89%
Net investment income	0.64%	0.91%	0.54%	0.46%	0.45%
Portfolio turnover rate	77%	50%	54%	54%	153%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

	Flexible Managed Portfolio
	Year Ended December 31,
	2005(b)	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$16.58	$15.19	$12.55	$14.79	$16.53
Income (Loss) From Investment Operations:
Net investment income	.32	.29	.22	.27	.42
Net realized and unrealized gains (losses) on investments	.34	1.32	2.70	(2.10)	(1.35)
Total from investment operations	.66	1.61	2.92	(1.83)	(.93)
Less Dividends and Distributions:
Dividends from net investment income	(.32)	(.22)	(.28)	(.41)	(.58)
Distributions from net realized gains	—	—	—	—	(.23)
Total dividends and distributions	(.32)	(.22)	(.28)	(.41)	(.81)
Net Asset Value, end of year	$16.92	$16.58	$15.19	$12.55	$14.79
Total Investment Return(a)	4.16%	10.74%	23.76%	(12.74)%	(5.68)%
Ratios/Supplemental Data:
Net assets, end of year (000,000)	$3,543.9	$3,883.5	$3,693.6	$3,181.0	$3,896.6
Ratios to average net assets:
Expenses	.63%	.62%	.62%	.63%	.64%
Net investment income	1.95%	1.83%	1.55%	1.92%	2.61%
Portfolio turnover rate	126%	150%	204%	238%	236%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Calculated based upon weighted average shares outstanding during the year.

Financial Highlights

	Global Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$16.43	$15.14	$11.35	$15.29	$23.61
Income (Loss) From Investment Operations:
Net investment income	.13	.11	.10	.07	.09
Net realized and unrealized gains (losses) on investments	2.50	1.33	3.74	(3.87)	(3.58)
Total from investment operations	2.63	1.44	3.84	(3.80)	(3.49)
Less Dividends and Distributions:
Dividends from net investment income	(.10)	(.15)	(.05)	(.14)	(.06)
Distributions in excess of net investment income	—	—	—	—	—
Distributions from net realized gains	—	—	—	—	(4.77)
Total dividends and distributions	(.10)	(.15)	(.05)	(.14)	(4.83)
Net Asset Value, end of year	$18.96	$16.43	$15.14	$11.35	$15.29
Total Investment Return(a)	16.06%	9.59%	34.07%	(25.14)%	(17.64)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$814.1	$691.1	$665.6	$514.9	$885.0
Ratios to average net assets:
Expenses	.82%	.84%	.87%	.82%	.84%
Net investment income	.77%	.67%	.78%	.47%	.58%
Portfolio turnover rate	155%	128%	88%	75%	67%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

	Government Income Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.65	$11.92	$12.50	$12.26	$12.02
Income (Loss) From Investment Operations:
Net investment income	.49	.49	.46	.38	.65
Net realized and unrealized gains (losses) on investments	(.20)	(.13)	(.15)	1.00	.31
Total from investment operations	.29	.36	.31	1.38	.96
Less Dividends and Distributions:
Dividends from net investment income	(.54)	(.44)	(.46)	(1.06)	(.72)
Distributions from net realized gains	—	(.19)	(.43)	(.08)	—
Total dividends and distributions	(.54)	(.63)	(.89)	(1.14)	(.72)
Net Asset Value, end of year	$11.40	$11.65	$11.92	$12.50	$12.26
Total Investment Return(a)	2.51%	3.12%	2.46%	12.05%	8.06%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$378.2	$420.2	$461.5	$484.3	$311.0
Ratios to average net assets:
Expenses	.47%	.47%	.46%	.44%	.47%
Net investment income	4.16%	4.07%	3.76%	4.29%	5.53%
Portfolio turnover rate	507%	617%	695%	508%	361%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

Financial Highlights

	High Yield Bond Portfolio
	Year Ended December 31,
	2005	2004	2003	2002(a)	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$5.42	$5.29	$4.59	$5.40	$6.14
Income (Loss) From Investment Operations:
Net investment income	.38	.39	.41	.29	.58
Net realized and unrealized gains (losses) on investments	(.20)	.13	.71	(.21)	(.62)
Total from investment operations	.18	.52	1.12	.08	(.04)
Less Distributions:
Dividends from net investment income	(.37)	(.39)	(.42)	(.89)	(.70)
Net Asset Value, end of year	$5.23	$5.42	$5.29	$4.59	$5.40
Total Investment Return(a)	3.41%	10.30%	25.04%	1.50%	(.44)%
Ratios/Supplemental Data:
Net assets, end of year (000,000)	$1,635.7	$1,595.7	$1,466.7	$1,128.6	$655.8
Ratios to average net assets:
Expenses	.58%	.59%	.60%	.58%	.60%
Net investment income	7.14%	7.42%	8.11%	9.36%	10.93%
Portfolio turnover rate	56%	65%	93%	77%	84%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

	Jennison Portfolio
	Class I
	Year Ended December 31,
	2005(b)	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$18.14	$16.62	$12.79	$18.57	$22.97
Income (Loss) From Investment Operations:
Net investment income	0.02	0.08	0.04	0.03	0.04
Net realized and unrealized gains (losses) on investments	2.62	1.52	3.83	(5.78)	(4.22)
Total from investment operations	2.64	1.60	3.87	(5.75)	(4.18)
Less Dividends and Distributions:
Dividends from net investment income	(0.02)	(0.08)	(0.04)	(0.03)	(0.03)
Distributions from net realized gains	—	—	—	—	(0.19)
Total dividends and distributions	(0.02)	(0.08)	(0.04)	(0.03)	(0.22)
Net Asset Value, end of year	$20.76	$18.14	$16.62	$12.79	$18.57
Total Investment Return(a)	14.55%	9.63%	30.25%	(30.95)%	(18.25)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,297.0	$2,044.1	$1,772.4	$1,388.8	$2,186.9
Ratios to average net assets:
Expenses	0.63%	0.64%	0.64%	0.61%	0.64%
Net investment income	0.10%	0.50%	0.28%	0.21%	0.18%
Portfolio turnover rate	57%	74%	69%	74%	86%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Calculated based upon average shares during the year.

Financial Highlights

	Jennison Portfolio
	Class II
	Year Ended December 31,
	2005(c)	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$17.97	$16.46	$12.70	$18.45	$22.88
Income (Loss) From Investment Operations:
Net investment income (loss)	(0.05)	0.02	(0.01)	(0.02)	0.01
Net realized and unrealized gains (losses) on investments	2.57	1.50	3.77	(5.73)	(4.25)
Total from investment operations	2.52	1.52	3.76	(5.75)	(4.24)
Less Dividends and Distributions:
Dividends from net investment income	—	(0.01)	—	—	— (b)
Distributions from net realized gains	—	—	—	—	(0.19)
Total dividends and distributions	—	(0.01)	—	—	(0.19)
Net Asset Value, end of year	$20.49	$17.97	$16.46	$12.70	$18.45
Total Investment Return(a)	14.02%	9.22%	29.61%	(31.17)%	(18.60)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$18.2	$84.9	$74.3	$48.1	$59.6
Ratios to average net assets:
Expenses	1.03%	1.04%	1.04%	1.01%	1.04%
Net investment income (loss)	(0.27)%	0.11%	(0.13)%	(0.19)%	(0.19)%
Portfolio turnover rate	57%	74%	69%	74%	86%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Less than $0.005 per share.

(c)     Calculated based upon average shares during the year.

Financial Highlights

	Jennison 20/20 Focus Portfolio
	Class I
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.37	$10.68	$8.28	$10.65	$10.99
Income (Loss) From Investment Operations:
Net investment income	0.06	0.04	0.02	0.02	0.05
Net realized and unrealized gain (losses) on investments	2.60	1.66	2.40	(2.39)	(0.15)
Total from investment operations	2.66	1.70	2.42	(2.37)	(0.10)
Less Dividends and Distributions:
Dividends from net investment income	(0.03)	(0.01)	(0.02)	— (a)	(0.05)
Distributions from net realized gains	—	—	—	—	(0.19)
Total dividends and distributions	(0.03)	(0.01)	(0.02)	—	(0.24)
Net Asset Value, end of year	$15.00	$12.37	$10.68	$8.28	$10.65
Total Investment Return(b)	21.59%	15.94%	29.30%	(22.24)%	(1.01)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$83.8	$68.4	$64.6	$57.2	$87.8
Ratios to average net assets:
Expenses	0.87%	0.88%	0.95%	0.97%	0.93%
Net investment income	0.43%	0.29%	0.18%	0.19%	0.46%
Portfolio turnover rate	93%	87%	102%	75%	131%

(a)     Less than $0.005 per share.

(b)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

Financial Highlights

	Jennison 20/20 Focus Portfolio
	Class II
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.23	$10.60	$8.23	$10.63	$10.99
Income (Loss) From Investment Operations:
Net investment income	0.01	0.01	— (a)	— (a)	0.02
Net realized and unrealized gains (losses) on investments	2.59	1.62	2.37	(2.40)	(.15)
Total from investment operations	2.60	1.63	2.37	(2.40)	(.13)
Less Dividends and Distributions:
Dividends from net investment income	—	—	—	—	(0.04)
Distributions from net realized gains	—	—	—	—	(0.19)
Total dividends and distributions	—	—	—	—	(0.23)
Net Asset Value, end of year	$14.83	$12.23	$10.60	$8.23	$10.63
Total Investment Return(b)	21.26%	15.38%	28.80%	(22.58)%	(1.30)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$159.3	$101.0	$39.6	$7.5	$2.0
Ratios to average net assets:
Expenses	1.27%	1.28%	1.35%	1.37%	1.33%
Net investment income (losses)	0.03%	(0.02)%	(0.22)%	(0.21)%	0.06%
Portfolio turnover rate	93%	87%	102%	75%	131%

(a)     Less than $0.005 per share.

(b)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

	Money Market Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.00	$10.00	$10.00	$10.00	$10.00
Income From Investment Operations:
Net investment income and realized gains	.28	.10	.08	.15	.41
Dividends and distributions	(.28)	(.10)	(.08)	(.15)	(.41)
Net Asset Value, end of year	$10.00	$10.00	$10.00	$10.00	$10.00
Total Investment Return(a)	2.85%	1.01%	.84%	1.52%	4.22%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$851.9	$885.4	$933.7	$1,366.6	$1,501.9
Ratios to average net assets:
Expenses	.45%	.45%	.44%	.43%	.43%
Net investment income	2.86%	1.01%	.84%	1.52%	3.86%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

Financial Highlights

	Natural Resources Portfolio
	Class I
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$31.88	$27.49	$22.35	$19.11	$23.59
Income (Loss) From Investment Operations:
Net investment income	0.33	0.19	0.25	0.09	0.43
Net realized and unrealized gains (losses) on investments	16.27	6.28	7.38	3.52	(2.89)
Total from investment operations	16.60	6.47	7.63	3.61	(2.46)
Less Dividends and Distributions:
Dividends from net investment income	— (b)	(1.00)	(0.98)	(0.12)	(0.55)
Distributions from net realized gains	(3.02)	(1.08)	(1.51)	(0.25)	(1.47)
Total dividends and distributions	(3.02)	(2.08)	(2.49)	(0.37)	(2.02)
Net Asset Value, end of year	$45.46	$31.88	$27.49	$22.35	$19.11
Total Investment Return(a)	55.91%	25.17%	39.00%	18.92%	(10.08)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,016.3	$622.6	$498.7	$379.2	$336.1
Ratios to average net assets:
Expenses	0.49%	0.51%	0.51%	0.50%	0.52%
Net investment income	0.66%	0.49%	0.80%	0.47%	1.94%
Portfolio turnover rate	59%	24%	24%	37%	23%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Amount is less than $0.01 per share.

	Natural Resources Portfolio
	Class II
	April 28, 2005(d) through December 31, 2005
Per Share Operating Performance:
Net Asset Value, beginning of period	$30.10
Income From Investment Operations:
Net investment income	0.05
Net realized and unrealized gains on investments	15.17
Total from investment operations	15.22
Net Asset Value, end of period	$45.32
Total Investment Return(a)	50.56%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$5.1
Ratios to average net assets:
Expenses	0.89	%(b)
Net investment income	0.33	%(b)
Portfolio turnover rate	59	%(c)

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total investment returns for periods of less than one full year are not annualized. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Annualized.

(c)     Not annualized.

(d)     Commencement of offering of Class II shares.

Financial Highlights

	Small Capitalization Stock Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$21.33	$17.64	$12.91	$15.48	$17.11
Income (Loss) From Investment Operations:
Net investment income	0.13	0.12	0.07	0.06	0.06
Net realized and unrealized gains (losses) on investments	1.30	3.75	4.82	(2.31)	0.67
Total from investment operations	1.43	3.87	4.89	(2.25)	0.73
Less Dividends and Distributions:
Dividends from net investment income	(0.13)	(0.11)	(0.07)	(0.13)	(0.08)
Distributions from net realized gains	(1.25)	(0.07)	(0.09)	(0.19)	(2.28)
Total dividends and distributions	(1.38)	(0.18)	(0.16)	(0.32)	(2.36)
Net Asset Value, end of year	$21.38	$21.33	$17.64	$12.91	$15.48
Total Investment Return(a)	7.26%	22.04%	38.27%	(14.92)%	5.53%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$738.3	$743.2	$619.9	$467.4	$611.1
Ratios to average net assets:
Expenses	0.46%	0.47%	0.48%	0.46%	0.48%
Net investment income	0.62%	0.62%	0.47%	0.40%	0.52%
Portfolio turnover rate	16%	18%	15%	17%	23%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

	Stock Index Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$31.29	$29.29	$24.09	$31.64	$38.66
Income (Loss) From Investment Operations:
Net investment income	.48	.50	.36	.37	.36
Net realized and unrealized gains (losses) on investments	.88	2.50	6.14	(7.34)	(5.05)
Total from investment operations	1.36	3.00	6.50	(6.97)	(4.69)
Less Dividends and Distributions:
Dividends from net investment income	(.47)	(.49)	(.37)	(.36)	(.35)
Distributions from net realized gains	(.77)	(.51)	(.93)	(.22)	(1.98)
Total dividends and distributions	(1.24)	(1.00)	(1.30)	(.58)	(2.33)
Net Asset Value, end of year	$31.41	$31.29	$29.29	$24.09	$31.64
Total Investment Return(a)	4.54%	10.45%	28.18%	(22.19)%	(12.05)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,212.7	$3,094.7	$2,940.9	$2,352.3	$3,394.1
Ratios to average net assets:
Expenses	.38%	.38%	.37%	.37%	.39%
Net investment income	1.52%	1.64%	1.42%	1.25%	1.02%
Portfolio turnover rate	7%	3%	2%	4%	3%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

Financial Highlights

	Value Portfolio
	Class I
	Year Ended December 31,
	2005	2004	2003	2002(b)	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$19.93	$17.36	$13.75	$17.91	$20.46
Income (Loss) From Investment Operations:
Net investment income	.29	.28	.23	.22	.25
Net realized and unrealized gains (losses) on investments	3.03	2.55	3.62	(4.15)	(.69)
Total from Investment Operations	3.32	2.83	3.85	(3.93)	(.44)
Less Dividends and Distributions:
Dividends from net investment income	(.30)	(.26)	(.24)	(.23)	(.30)
Distributions from net realized gains	—	—	—	—	(1.81)
Tax return of capital distributions	—	—	— (c)	—	—
Total dividends and distributions	(.30)	(.26)	(.24)	(.23)	(2.11)
Net Asset Value, end of year	$22.95	$19.93	$17.36	$13.75	$17.91
Total Investment Return(a)	16.66%	16.31%	28.07%	(21.97)%	(2.08)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,750.1	$1,595.6	$1,456.1	$1,247.0	$1,801.4
Ratios to average net assets:
Expenses	.43%	.44%	.44%	.43%	.44%
Net investment income	1.35%	1.48%	1.49%	1.39%	1.32%
Portfolio turnover rate	56%	52%	72%	94%	175%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Calculated based upon weighted average shares outstanding during the year.

(c)     Less than $0.005 per share.

Financial Highlights

	Value Portfolio
	Class II
	Year Ended				May 14, 2001(d)
	December 31,				through
					December 31,
	2005	2004	2003(e)	2002(e)	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$19.94	$17.37	$13.75	$17.91	$19.79
Income (Loss) From Investment Operations:
Net investment income	.21	.20	.16	.16	.12
Net realized and unrealized gains (losses) on investments	3.01	2.55	3.62	(4.15)	(1.01)
Total from investment operations	3.22	2.75	3.78	(3.99)	(.89)
Less Dividends and Distributions:
Dividends from net investment income	(.18)	(.18)	(.16)	(.17)	(.14)
Distributions from net realized gains	—	—	—	—	(.85)
Tax return of capital distributions	—	—	— (f)	—	—
Total dividends and distributions	(.18)	(.18)	(.16)	(.17)	(.99)
Net Asset Value, end of period	$22.98	$19.94	$17.37	$13.75	$17.91
Total Investment Return(a)	16.21%	15.83%	27.63%	(22.35)%	(4.34)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$3.1	$3.0	$2.9	$1.5	$1.1
Ratios to average net assets:
Expenses	.83%	.84%	.84%	.83%	.84	%(b)
Net investment income	.95%	1.08%	1.10%	1.04%	.94	%(b)
Portfolio turnover rate	56%	52%	72%	94%	175	%(c)

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total investment returns for periods of less than one full year are not annualized. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Annualized.

(c)  Not annualized.

(d)     Commencement of offering of Class II shares.

(e)     Calculated based upon weighted average shares outstanding during the year.

(f)   Less than $0.005 per share.

Financial Highlights

	SP AIM Core Equity Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$7.36	$6.80	$5.52	$6.51	$8.41
Income From Investment Operations:
Net investment income (loss)	0.07	0.08	0.04	0.02	— (c)
Net realized and unrealized gains (losses) on investments	0.27	0.51	1.26	(1.01)	(1.90)
Total from investment operations	0.34	0.59	1.30	(0.99)	(1.90)
Less Dividends:
Dividends from net investment income	(0.08)	(0.03)	(0.02)	—	—
Net Asset Value, end of year	$7.62	$7.36	$6.80	$5.52	$6.51
Total Investment Return(a)	4.63%	8.79%	23.69%	(15.21)%	(22.68)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$34.2	$31.8	$22.8	$13.9	$10.2
Ratios to average net assets(b):
Expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income (loss)	0.98%	1.27%	0.70%	0.45%	(0.02)%
Portfolio turnover rate	69%	68%	37%	116%	65%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment income (loss) ratios would have been 1.28% and 0.70%, respectively, for the year ended December 31, 2005, 1.48% and 0.79%, respectively, for the year ended December 31, 2004, and 1.72% and (0.02)%, respectively for the year ended December 31, 2003, 1.79% and (0.34)%, respectively, for the year ended December 31, 2002, 2.55% and (1.57)%, respectively for the year ended December 31, 2001.

(c)     Less than $0.005 per share.

Financial Highlights

	SP Davis Value Portfolio
	Year Ended December 31,
	2005	2004	2003	2002		2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.98	$9.80	$7.62	$9.04		$10.15
Income (Loss) From Investment Operations:
Net investment income	0.09	0.10	0.05	0.05		0.05
Net realized and unrealized gains (losses) on investments	0.82	1.12	2.18	(1.47)		(1.11)
Total from investment operations	0.91	1.22	2.23	(1.42)		(1.06)
Less Dividends and Distributions:
Dividends from net investment income	(0.10)	(0.04)	(0.05)	—	(c)	(0.05)
Distributions from net realized gains	(1.11)	—	—	—		—
Total dividends and distributions	(1.21)	(0.04)	(0.05)	—		(0.05)
Net Asset Value, end of year	$10.68	$10.98	$9.80	$7.62		$9.04
Total Investment Return(a)	9.52%	12.53%	29.40%	(15.70)%		(10.46)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$311.7	$285.5	$391.2	$165.0		$94.4
Ratios to average net assets:
Expenses	0.82%	0.82%	0.82%	0.83	%(b)	0.83	%(b)
Net investment income	0.87%	0.89%	0.80%	0.82	%(b)	0.64	%(b)
Portfolio turnover rate	14%	34%	7%	22%		17%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment income (loss) ratios would have been 0.87% and 0.78%, respectively, for the year ended December 31, 2002 and 1.03% and 0.43%, respectively, for the year ended December 31, 2001.

(c)     Less than $0.005 per share.

Financial Highlights

	SP Large Cap Value Portfolio
	Year Ended December 31,
	2005	2004(d)	2003		2002		2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.56	$9.90	$7.81		$9.44		$10.44
Income From Investment Operations:
Net investment income	0.16	0.16	0.09		0.08		0.09
Net realized and unrealized gains (losses) on investments	0.58	1.58	2.00		(1.62)		(0.99)
Total from investment operations	0.74	1.74	2.09		(1.54)		(0.90)
Less Distributions:
Dividends from net investment income	(0.10)	(0.08)	—		(0.09)		(0.10)
Dividends from net realized gains	(0.30)	—	—		—		—
Tax Return of Capital	—	—	—		—	(c)	—
Total distributions	(0.40)	(0.08)	—		(0.09)		(0.10)
Net Asset Value, end of year	$11.90	$11.56	$9.90		$7.81		$9.44
Total Investment Return(a)	6.64%	17.75%	26.76%		(16.37)%		(8.65)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$833.1	$601.4	$72.9		$38.3		$23.7
Ratios to average net assets:
Expenses	0.83%	0.86%	0.90	%(b)	0.90	%(b)	0.90	%(b)
Net investment income	1.53%	1.53%	1.32	%(b)	1.22	%(b)	1.18	%(b)
Portfolio turnover rate	62%	77%	73%		96%		61%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment income (loss) ratios would have been 1.11% and 1.11%, respectively, for the year ended December 31, 2003 and 1.31% and 0.81%, respectively, for the year ended December 31, 2002, and 1.98% and 0.10%, respectively, for the year ended December 31, 2001.

(c)     Less than $0.005 per share.

(d)     Calculated based upon weighted average shares outstanding during the year.

Financial Highlights

	SP LSV International Value Portfolio
	Year Ended December 31,
	2005(c)	2004		2003(c)		2002		2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$8.84	$7.67		$6.08		$7.35		$9.44
Income From Investment Operations:
Net investment income	0.17	0.04		0.06		0.04		0.05
Net realized and unrealized gains (losses) on investments	0.94	1.17		1.58		(1.31)		(2.09)
Total from investment operations	1.11	1.21		1.64		(1.27)		(2.04)
Less Dividends and Distributions:
Dividends from net investment income	(0.04)	(0.04)		(0.05)		—		(0.05)
Dividends from net realized gains	(0.83)	—		—		—		—
Total dividends and distributions	(0.87)	(0.04)		(0.05)		—		(0.05)
Net Asset Value, end of year	$9.08	$8.84		$7.67		$6.08		$7.35
Total Investment Return(a)	13.77%	15.80%		27.37%		(17.17)%		(22.07)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$389.3	$240.7		$119.9		$46.4		$24.7
Ratios to average net assets:
Expenses	1.06%	1.10	%(b)	1.10	%(b)	1.10	%(b)	1.10	%(b)
Net investment income	2.08%	0.69	%(b)	0.89	%(b)	0.55	%(b)	0.61	%(b)
Portfolio turnover rate	18%	159%		87%		141%		155%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been 1.23% and 0.55%, respectively, for the year ended December 31, 2004, 1.30% and 0.69%, respectively, for the year ended December 31, 2003, 1.77% and (0.12)%, respectively, for the year ended December 31, 2002, and 3.27% and (1.56)%, respectively, for the year ended December 31, 2001.

(c)     Calculated based upon weighted average shares outstanding during the period.

Financial Highlights

	SP Mid-Cap Growth Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$6.85	$5.73	$4.09	$7.62	$9.69
Income From Investment Operations:
Net investment (loss)	(0.03)	(0.03)	(0.02)	(0.02)	(0.01)
Net realized and unrealized gains (losses) on investments	0.39	1.15	1.66	(3.51)	(2.01)
Total from investment operations	0.36	1.12	1.64	(3.53)	(2.02)
Less Distributions:
Dividends from net investment income	—	—	—	—	(0.01)
Dividends from net realized gains	—	—	—	—	(0.04)
Total distributions	—	—	—	—	(0.05)
Net Asset Value, end of year	$7.21	$6.85	$5.73	$4.09	$7.62
Total Investment Return(a)	5.26%	19.55%	40.10%	(46.33)%	(20.93)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$152.9	$107.5	$58.9	$18.3	$15.9
Ratios to average net assets(b):
Expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment (loss)	(0.56)%	(0.68)%	(0.73)%	(0.59)%	(0.20)%
Portfolio turnover rate	94%	79%	73%	255%	93%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been 1.02% and (0.58)%, respectively, for the year ended December 31, 2005, 1.07% and (0.75)%, respectively, for the year ended December 31, 2004, 1.34% and (1.07)%, respectively, for the year ended December 31, 2003, 1.68% and (1.27)%, respectively, for the year ended December 31, 2002 and 2.11% and (1.31)%, respectively, for the year ended December 31, 2001.

Financial Highlights

	SP PIMCO High Yield Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.67	$10.53	$9.17	$9.81	$10.02
Income From Investment Operations:
Net investment income	0.68	0.69	0.65	0.64	0.59
Net realized and unrealized gains (losses) on investments	(0.27)	0.25	1.36	(0.64)	(0.21)
Total from investment operations	0.41	0.94	2.01	—	0.38
Less Distributions:
Dividends from net investment income	(0.68)	(0.70)	(0.65)	(0.64)	(0.59)
Dividends from net realized gains	(0.15)	(0.10)	—	—	—
Total distributions	(0.83)	(0.80)	(0.65)	(0.64)	(0.59)
Net Asset Value, end of year	$10.25	$10.67	$10.53	$9.17	$9.81
Total Investment Return(a)	4.03%	9.32%	22.41%	0.15%	3.97%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$368.6	$312.5	$248.2	$112.2	$52.0
Ratios to average net assets:
Expenses	0.67%	0.68%	0.72%	0.82%	0.82	%(b)
Net investment income	6.65%	6.68%	6.97%	7.79%	7.44	%(b)
Portfolio turnover rate	89%	53%	74%	108%	105%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment income ratios would have been 1.08% and 7.18%, respectively, for the year ended December 31, 2001.

Financial Highlights

	SP PIMCO Total Return Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.68	$11.54	$11.41	$10.70	$10.40
Income From Investment Operations:
Net investment income	0.37	0.22	0.23	0.28	0.32
Net realized and unrealized gains (losses) on investments	(0.10)	0.36	0.43	0.71	0.57
Total from investment operations	0.27	0.58	0.66	0.99	0.89
Less Distributions:
Dividends from net investment income	(0.54)	(0.23)	(0.28)	(0.28)	(0.34)
Dividends from net realized gains	(0.20)	(0.21)	(0.25)	— (c)	(0.25)
Total distributions	(0.74)	(0.44)	(0.53)	(0.28)	(0.59)
Net Asset Value, end of year	$11.21	$11.68	$11.54	$11.41	$10.70
Total Investment Return(a)	2.39%	5.28%	5.85%	9.39%	8.66%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,538.2	$1,099.0	$839.1	$471.7	$147.0
Ratios to average net assets:
Expenses	0.62%	0.65%	0.65%	0.67%	0.76	%(b)
Net investment income	3.62%	2.01%	2.19%	3.02%	3.69	%(b)
Portfolio turnover rate	590%	590%	656%	574%	718%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense ratios would have been 0.82% and 3.63%, respectively, for the year ended December 31, 2001.

(c)     Less than $0.005 per share.

Financial Highlights

	SP Prudential U.S. Emerging Growth Portfolio
	Class I
	Year Ended December 31,
	2005	2004	2003	2002		2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$8.07	$6.65	$4.68	$6.89		$8.38
Income (Loss) From Investment Operations:
Net investment loss	(.02)	(.05)	(.02)	(.02)		(.01)
Net realized and unrealized gains (losses) on investments	1.16	1.47	1.99	(2.19)		(1.48)
Total from investment operations	1.14	1.42	1.97	(2.21)		(1.49)
Less Dividends and Distributions:
Dividends from net investment income	— (c)	—	—	—		—
Distributions from net realized gains	(1.34)	— (c)	—	—		—
Total dividends and distributions	(1.34)	— (c)	—	—		—
Net Asset Value, end of year	$7.87	$8.07	$6.65	$4.68		$6.89
Total Investment Return(a)	17.77%	21.39%	42.09%	(32.08)%		(17.78)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$194.8	$128.3	$170.0	$51.0		$31.2
Ratios to average net assets:
Expenses	.80%	.78%	.80%	.90	%(b)	.90	%(b)
Net investment loss	(.28)%	(.53)%	(.56)%	(.48	)%(b)	(.37	)%(b)
Portfolio turnover rate	142%	212%	213%	299%		258%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been ..98% and (.56)%, respectively, for the year ended December 31, 2002, 1.41% and (.88)%, respectively, for the year ended December 31, 2001.

(c)     Less than $0.005 per share.

Financial Highlights

	SP Prudential U.S. Emerging Growth Portfolio
	Class II
	Year Ended					July 9, 2001(a)
	December 31,					through
						December 31,
	2005	2004	2003	2002		2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$7.96	$6.58	$4.65	$6.88		$7.56
Income (Loss) From Investment Operations:
Net investment loss	(.05)	(.07)	(.05)	(.05)		(.01)
Net realized and unrealized gains (losses) on investments	1.15	1.45	1.98	(2.18)		(.67)
Total from investment operations	1.10	1.38	1.93	(2.23)		(.68)
Less Dividends and Distributions:
Dividends from net investment income	—	—	—	—		—
Distributions from net realized gains	(1.34)	— (f)	—	—		—
Total dividends and distributions	(1.34)	— (f)	—	—		—
Net Asset Value, end of period	$7.72	$7.96	$6.58	$4.65		$6.88
Total Investment Return(b)	17.47%	21.01%	41.51%	(32.41)%		(8.99)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$0.3	$0.4	$0.3	$0.2		$0.2
Ratios to average net assets:
Expenses	1.20%	1.18%	1.20%	1.30	%(c)	1.30	%(c)(d)
Net investment loss	(.70)%	(.94)%	(.97)%	(.89	)%(c)	(.87	)%(c)(d)
Portfolio turnover rate	142%	212%	213%	299%		258	%(e)

(a)     Commencement of offering of Class II shares.

(b)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(c)     Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been 1.38% and (.95)%, respectively, for the year ended December 31, 2002, 1.81% and (1.38)%, respectively, for the period ended December 31, 2001.

(d)     Annualized.

(e)  Not annualized.

(f)       Less than $0.005 per share.

Financial Highlights

	SP Small Cap Growth Portfolio
	Year Ended December 31,
	2005	2004	2003		2002		2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$6.46	$6.52	$4.84		$6.94		$8.38
Income From Investment Operations:
Net investment loss	(0.04)	(0.03)	(0.03)		(0.03)		(0.02)
Net realized and unrealized gains (losses) on investments	0.20	(0.03)	1.71		(2.07)		(1.42)
Total from investment operations	0.16	(0.06)	1.68		(2.10)		(1.44)
Net Asset Value, end of year	$6.62	$6.46	$6.52		$4.84		$6.94
Total Investment Return(a)	2.48%	(.92)%	34.71%		(30.26)%		(17.18)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$135.7	$184.1	$35.0		$12.5		$8.4
Ratios to average net assets(b):
Expenses	1.05%	1.09%	1.15	%(b)	1.15	%(b)	1.15	%(b)
Net investment loss	(0.44)%	(.82)%	(0.72	)%(b)	(0.73	)%(b)	(0.28	)%(b)
Portfolio turnover rate	192%	240%	122%		109%		83%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been 1.78% and (1.35)%, respectively for the year ended December 31, 2003, 2.30% and (1.89)%, respectively, for the year ended December 31, 2002, and 2.84% and (1.97)%, respectively, for the year ended December 31, 2001.

Financial Highlights

	SP Small Cap Value Portfolio
	Year Ended December 31,
	2005	2004	2003	2002		2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$15.51	$12.88	$9.68	$11.36		$11.13
Income From Investment Operations:
Net investment income	0.07	0.08	0.02	0.05		0.08
Net realized and unrealized gains (losses) on investments	0.52	2.57	3.18	(1.68)		0.26
Total from investment operations	0.59	2.65	3.20	(1.63)		0.34
Less Dividends and Distributions:
Dividends from net investment income	(0.08)	(0.02)	— (c)	(0.05)		(0.11)
Dividends from net realized gains	(1.75)	— (c)	—	—		—
Total dividends and distributions	(1.83)	(0.02)	0.00	(0.05)		(0.11)
Net Asset Value, end of year	$14.27	$15.51	$12.88	$9.68		$11.36
Total Investment Return(a)	4.61%	20.69%	33.11%	(14.38)%		3.11%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$350.7	$393.3	$250.6	$99.2		$47.4
Ratios to average net assets:
Expenses	0.97%	0.96%	1.04%	1.05	%(b)	1.05	%(b)
Net investment income	0.49%	0.69%	0.37%	0.69	%(b)	1.08	%(b)
Portfolio turnover rate	119%	127%	90%	116%		89%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment income ratios would have been 1.10% and 0.64%, respectively, for the year ended December 31, 2002, and 1.56% and 0.57%, respectively, for the year ended December 31, 2001.

(c)     Less than $0.005 per share.

Financial Highlights

	SP Strategic Partners Focused Growth Portfolio
	Class I
	Year Ended December 31,
	2005		2004		2003		2002		2001(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$7.00		$6.33		$5.03		$6.73		$7.94
Income From Investment Operations:
Net investment loss	(0.03)		—	(b)	(0.01)		(0.01)		(0.01)
Net realized and unrealized gains (losses) on investments	1.10		0.67		1.31		(1.69)		(1.20)
Total from investment operations	1.07		0.67		1.30		(1.70)		(1.21)
Net Asset Value, end of year	$8.07		$7.00		$6.33		$5.03		$6.73
Total Investment Return(a)	15.29%		10.58%		25.84%		(25.26)%		(15.32)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$38.3		$30.1		$21.6		$10.8		$7.7
Expenses	1.07	%(d)	1.01	%(d)	1.01	%(d)	1.01	%(d)	1.01	%(d)
Net investment loss	(0.44	)%(d)	(0.01	)%(d)	(0.28	)%(d)	(0.30	)%(d)	(0.16	)%(d)
Portfolio turnover rate	110%		84%		93%		62%		116%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Less than $0.005 per share

(c)     Calculated based upon weighted average shares outstanding during the year.

(d)     Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been 1.14 and (0.51)%, respectively, for the year ended December 31, 2005, 1.28% and (0.28)%, respectively, for the year ended December 31, 2004, 1.65% and (0.92)%, respectively, for the year ended December 31, 2003, 1.98% and (1.28)%, respectively for the year ended December 31, 2002 and 2.61% and (1.76)%, respectively, for the year ended December 31, 2001.

Financial Highlights

	SP Strategic Partners Focused Growth Portfolio
	Class II
	Year Ended								January 12, 2001(a)
	December 31,								through
									December 31,
	2005		2004		2003		2002		2001(f)
Per Share Operating Performance:
Net Asset Value, beginning of period	$6.88		$6.26		$4.99		$6.70		$8.43
Income From Investment Operations:
Net investment loss	(0.06)		(0.01)		(0.03)		(0.02)		(0.03)
Net realized and unrealized gains (losses) on investments	1.09		0.63		1.30		(1.69)		(1.70)
Total from investment operations	1.03		0.62		1.27		(1.71)		(1.73)
Net Asset Value, end of period	$7.91		$6.88		$6.26		$4.99		$6.70
Total Investment Return(b)	14.97%		9.90%		25.45%		(25.52)%		(20.80)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$42.8		$32.1		$14.3		$6.6		$2.0
Expenses	1.47	%(d)	1.41	%(d)	1.41	%(d)	1.41	%(d)	1.41	%(c)(d)
Net investment loss	(0.84	)%(d)	(0.34	)%(d)	(0.68	)%(d)	(0.68	)%(d)	(0.58	)%(c)(d)
Portfolio turnover rate	110%		84%		93%		62%		116	%(e)

(a)     Commencement of offering of Class II shares.

(b)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total investment returns for periods of less than one full year are not annualized. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(c)     Annualized.

(d)     Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been 1.54% and (0.91)%, respectively, for the year ended December 31, 2005, 1.68% and (0.61)%, respectively, for the year ended December 31, 2004, 2.05% and (1.32)%, respectively, for the year ended December 31, 2003, 2.34% and (1.61)%, respectively, for the year ended December 31, 2002 and 3.01% and (2.18)%, respectively, for the period ended December 31, 2001.

(e)     Not annualized.

(f)        Calculated based upon weighted average shares outstanding during the period.

Financial Highlights

	SP T. Rowe Price Large Cap Growth Portfolio
	Year Ended December 31,
	2005		2004	2003	2002		2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$6.61		$6.23	$5.03	$7.31		$8.55
Income From Investment Operations:
Net investment income (loss)	(0.03)		(0.01)	0.00 (c)	(0.01)		(0.01)
Net realized and unrealized gains (losses) on investments	1.13		0.39	1.20	(2.27)		(1.23)
Total from investment operations	1.10		0.38	1.20	(2.28)		(1.24)
Less Distributions:
Dividends from net investment income	—		—	—	—		—
Dividends from net realized gains	—		—	—	—		—
Tax return of capital distributions	—		—	—	—		—	(c)
Total distributions	—		—	—	—		—	(c)
Net Asset Value, end of year	$7.71		$6.61	$6.23	$5.03		$7.31
Total Investment Return(a)	16.64%		6.10%	23.86%	(31.19)%		(14.47)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$73.8		$65.7	$146.5	$57.7		$35.9
Ratios to average net assets:
Expenses	1.06	%(b)	1.08%	1.06%	1.10	%(b)	1.10	%(b)
Net investment income (loss)	(0.38	)%(b)	(0.14)%	(0.11)%	(0.27	)%(b)	(0.08	)%(b)
Portfolio turnover rate	144%		122%	38%	34%		47%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the expense and net investment loss ratios would have been 1.16% and (0.48)%, respectively, for the year ended December 31, 2005, 1.19% and (0.35)%, respectively, for the year ended December 31, 2002, 1.57% and (0.55)%, respectively and for the year ended December 31, 2001.

(c)     Less than $0.005 per share.

Financial Highlights

	SP William Blair International Growth Portfolio
	Class I
	Year Ended December 31,
	2005	2004	2003	2002		2001(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$6.85	$5.89	$4.22	$5.45		$8.50
Income From Investment Operations:
Net investment income (loss)	0.04	0.02	0.01	0.01		0.02
Net realized and unrealized gains (losses) on investments	1.01	0.95	1.66	(1.24)		(3.05)
Total from investment operations	1.05	0.97	1.67	(1.23)		(3.03)
Less Distributions:
Dividends from net investment income	(0.04)	(0.01)	—	—		—
Dividends from net realized gains	(0.31)	—	—	—		(0.02)
Total distributions	(0.35)	(0.01)	—	—		(0.02)
Net Asset Value, end of year	$7.55	$6.85	$5.89	$4.22		$5.45
Total Investment Return(a)	16.39%	16.54%	39.57%	(22.57)%		(35.64)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$453.6	$249.1	$105.6	$34.9		$19.9
Expenses	0.98%	1.02%	1.15%	1.24	%(b)	1.24	%(b)
Net investment income (loss)	0.64%	0.50%	0.56%	0.26	%(b)(d)	0.31	%(b)(d)
Portfolio turnover rate	99%	137%	121%	108%		86%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment income ratios would have been 1.40% and 0.10%, respectively, for the year ended December 31, 2002 and 1.86% and (0.30)%, respectively, for the year ended December 31, 2001.

(c)     Calculated based upon weighted average shares outstanding during the year.

(d)     Includes custody fee credits of 0.02% and 0.12% for the year ended December 31, 2002 and the year ended December 31, 2001, respectively. If the Portfolio had not earned custodian fee credits, the annual net investment income would have been 0.24% and 0.19%, respectively for the year ended December 31, 2002 and the year ended December 31, 2001.

Financial Highlights

	SP William Blair International Growth Portfolio
	Class II
	Year Ended December 31,
	2005	2004	2003	2002		2001(d)
Per Share Operating Performance:
Net Asset Value, beginning of year	$6.77	$5.83	$4.19	$5.43		$8.48
Income From Investment Operations:
Net investment income (loss)	0.03	0.01	0.01	—	(c)	—	(c)
Net realized and unrealized gains (losses) on investments	0.98	0.93	1.63	(1.24)		(3.04)
Total from investment operations	1.01	0.94	1.64	(1.24)		(3.04)
Less Distributions:
Dividends from net investment income	(0.02)	—	—	—		—
Dividends from net realized gains	(0.31)	—	—	—		(0.01)
Total distributions	(0.33)	—	—	—		(0.01)
Net Asset Value, end of year	$7.45	$6.77	$5.83	$4.19		$5.43
Total Investment Return(a)	15.79%	16.12%	39.14%	(22.84)%		(35.92)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$23.1	$139.0	$113.6	$23.6		$14.9
Expenses	1.38%	1.41%	1.54%	1.64	%(b)	1.64	%(b)
Net investment income (loss)	0.56%	0.21%	0.04%	(0.11	)%(b)(e)	(0.03	)%(b)(e)
Portfolio turnover rate	99%	137%	121%	108%		86%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been 1.80% and (0.26)%, respectively, for the year ended December 31, 2002 and 2.26% and (0.66)%, respectively, for the year ended December 31, 2001.

(c)     Less than $0.005 per share.

(d)     Calculated based upon weighted average shares outstanding during the year.

(e)     Includes custody fee credits of 0.02% and 0.13% for the year ended December 31, 2002 and the year ended December 31, 2001, respectively. If the Portfolio had not earned custodian fee credits, the annual net investment loss would have been (0.13)% and (0.16)%, respectively for the year ended December 31, 2002 and the year ended December 31, 2001.

Financial Highlights

	SP Aggressive Growth Asset Allocation Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$8.98	$7.83	$5.90	$7.58	$9.33
Income (Loss) From Investment Operations:
Net investment income	.18	.02	.01	— (b)	.02
Net realized and unrealized gains (losses) on investments	.71	1.13	1.92	(1.68)	(1.69)
Total from investment operations	.89	1.15	1.93	(1.68)	(1.67)
Less Dividends and Distributions:
Dividends from net investment income	(.02)	— (b)	— (b)	—	(.02)
Distributions from net realized gains	(.35)	—	—	—	(.06)
Total dividends and distributions	(.37)	—	—	—	(.08)
Net Asset Value, end of year	$9.50	$8.98	$7.83	$5.90	$7.58
Total Investment Return(a)	10.48%	14.76%	32.77%	(22.16)%	(17.92)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$188.2	$136.9	$60.6	$15.1	$7.5
Ratios to average net assets:
Expenses	.05%	.05%	.05%	.05%	.05%
Net investment income	2.29%	.27%	.16%	.06%	.39%
Portfolio turnover rate	26%	60%	22%	26%	62%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Less than $0.005 per share.

	SP Balanced Asset Allocation Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.63	$9.66	$7.96	$9.02	$9.80
Income (Loss) From Investment Operations:
Net investment income	.27	.09	.09	.11	.14
Net realized and unrealized gain (loss) on investments	.49	.97	1.71	(1.16)	(.73)
Total from investment operations	.76	1.06	1.80	(1.05)	(.59)
Less Dividends and Distributions:
Dividends from net investment income	(.10)	(.08)	(.10)	—	(.14)
Distributions from net realized gains	(.37)	(.01)	—	(.01)	(.05)
Total dividends and distributions	(.47)	(.09)	(.10)	(.01)	(.19)
Net Asset Value, end of year	$10.92	$10.63	$9.66	$7.96	$9.02
Total Investment Return(a)	7.60%	11.09%	22.87%	(11.67)%	(5.99)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,372.0	$837.0	$449.8	$147.3	$66.1
Ratios to average net assets:
Expenses	.05%	.05%	.05%	.05%	.05%
Net investment income	3.40%	1.37%	1.83%	1.96%	3.26%
Portfolio turnover rate	21%	48%	12%	22%	35%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

Financial Highlights

	SP Conservative Asset Allocation Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.20	$10.48	$9.16	$9.77	$10.00
Income (Loss) From Investment Operations:
Net investment income	.38	.14	.16	.16	.21
Net realized and unrealized gain (loss) on investments	.25	.77	1.33	(.73)	(.24)
Total from investment operations	.63	.91	1.49	(.57)	(.03)
Less Distributions:
Dividends from net investment income	(.16)	(.16)	(.16)	(.03)	(.16)
Distributions from net realized gains	(.39)	(.03)	(.01)	(.01)	(.04)
Total distributions	(.55)	(.19)	(.17)	(.04)	(.20)
Net asset value, end of year	$11.28	$11.20	$10.48	$9.16	$9.77
Total Investment Return(a)	5.91%	8.89%	16.49%	(5.88)%	(.23)%
Ratios/Supplemental Data:
Net assets, end of year (000,000)	$642.0	$459.9	$281.2	$117.5	$47.9
Ratios to average net assets:
Expenses	.05%	.05%	.05%	.05%	.05%
Net investment income	4.10%	1.86%	2.60%	2.79%	4.76%
Portfolio turnover rate	24%	47%	22%	25%	29%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total investment returns for periods of less than one full year are not annualized. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

Financial Highlights

	SP Growth Asset Allocation Portfolio
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of year	$9.80	$8.71	$6.84	$8.27	$9.52
Income (Loss) From Investment Operations:
Net investment income.	0.19	0.06	0.04	0.06	0.09
Net realized and unrealized gains (losses) on investments	0.66	1.07	1.88	(1.49)	(1.21)
Total from investment operations	0.85	1.13	1.92	(1.43)	(1.12)
Less Dividends and Distributions:
Dividends from net investment income	(0.06)	(0.04)	(0.05)	—	(0.08)
Distributions from net realized gains	(0.36)	—	—	— (b)	(0.05)
Total dividends and distributions	(0.42)	(0.04)	(0.05)	—	(0.13)
Net Asset Value, end of year	$10.23	$9.80	$8.71	$6.84	$8.27
Total Investment Return(a)	9.24%	13.05%	28.27%	(17.26)%	(11.77)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,212.0	$662.7	$326.7	$96.4	$46.8
Ratios to average net assets:
Expenses	0.05%	0.05%	0.05%	0.05%	0.05%
Net investment income	2.65%	0.94%	1.10%	1.12%	1.71%
Portfolio turnover rate	18%	53%	18%	24%	43%

(a)     Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results.

(b)     Less than $0.005 per share.

Mailing Address

The Prudential Series Fund
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102

Investment Manager

Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102

Subadvisers

Jennison Associates LLC
Prudential Investment Management, Inc.
Quantitative Management Associates LLC
A I M Capital Management, Inc.
AllianceBernstein L.P.
Calamos Advisors LLC
Davis Advisors
Dreman Value Management LLC
Eagle Asset Management
EARNEST Partners LLC
Goldman Sachs Asset Management, L.P.
Hotchkis and Wiley Capital Management LLC
J.P. Morgan Investment Management Inc.
LSV Asset Management
Marsico Capital Management, LLC
Neuberger Berman Management, Inc.
Pacific Investment Management Company, LLC
RS Investment Management, L.P.
T. Rowe Price Associates, Inc.
Salomon Brothers Asset Management Inc
William Blair & Company LLC

Independent Registered Public Accounting Firm

KPMG LLP
345 Park Avenue
New York, NY 10154

Legal Counsel

Goodwin Procter LLP
901 New York Avenue, N.W.
Washington, DC 20001

Counsel to the Independent Directors

Bell, Boyd & Lloyd LLC
70 West Madison Street
Chicago, IL 60602

INVESTOR INFORMATION SERVICES:

Shareholder inquiries should be made by calling (800) 778-2255 or by writing to The Prudential Series Fund at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

Additional information about the Portfolios is included in a Statement of Additional Information, which is incorporated by reference into this Prospectus. Additional information about the Portfolios’ investments is available in the annual and semi-annual reports to holders of variable annuity contracts and variable life insurance policies. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio’s performance during its last fiscal year. The Statement of Additional Information and additional copies of annual and semi-annual reports are available without charge by calling the above number. The Statement of Additional Information and the annual and semi-annual reports are also available without charge on the Fund’s website at www.prudential.com.

Delivery of Prospectus and Other Documents to Households.   To lower costs and eliminate duplicate documents sent to your address, the Fund, in accordance with applicable laws and regulations, may begin mailing only one copy of the Fund’s prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and you wish to revoke this consent or would otherwise prefer to continue to receive your own copy, you should call the number above, or write to the Fund at the above address. The Fund will begin sending individual copies to you within thirty days of revocation.

The information in the Fund’s filings with the Securities and Exchange Commission (including the Statement of Additional Information) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102. The information can also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Finally, information about the Fund is available on the EDGAR database on the Commission’s internet site at www.sec.gov.

Investment Company File Act No. 811-03623

THE PRUDENTIAL SERIES FUND

May 1, 2006	STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (SAI) of The Prudential Series Fund (the “Fund”) is not a prospectus and should be read in conjunction with the Prospectus of the Fund dated May 1, 2006 and can be obtained, without charge, by calling (800) 778-2255 or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. The Fund’s Prospectus is incorporated by reference into this SAI, and this SAI has been incorporated by reference into the Fund’s Prospectus.

The Fund’s audited financial statements are incorporated into this SAI by reference to the Fund’s 2005 Annual Report (File No. 811-03623). You may request a copy of the Annual Report at no charge by calling the telephone number or writing to the address indicated above.

Table of Contents

3	PART I
3	INTRODUCTION
3	FUND PORTFOLIOS, INVESTMENT POLICIES & STRATEGIES
8	INVESTMENT RESTRICTIONS
11	INFORMATION ABOUT TRUSTEES AND OFFICERS
15	MANAGEMENT & ADVISORY ARRANGEMENTS
55	OTHER SERVICE PROVIDERS
56	INFORMATION ON DISTRIBUTION ARRANGEMENTS
57	PORTFOLIO TRANSACTIONS AND BROKERAGE
60	ADDITIONAL INFORMATION
61	PRINCIPAL SHAREHOLDERS
62	FINANCIAL STATEMENTS
63	PART II
63	INVESTMENT RISKS AND CONSIDERATIONS
85	NET ASSET VALUES
86	TAXATION
87	DISCLOSURE OF PORTFOLIO HOLDINGS
89	PROXY VOTING
89	CODES OF ETHICS
89	LICENSES AND MISCELLANEOUS INFORMATION
90	APPENDIX I: DESCRIPTION OF BOND RATINGS
94	APPENDIX II: PROXY VOTING POLICIES OF THE SUBADVISERS

PART I

INTRODUCTION

This SAI sets forth information about The Prudential Series Fund (the Fund). Part I provides additional information about the Fund’s Board of Trustees, certain investments and investment strategies which may be used by the Fund’s Portfolios, the advisory services provided to and the management fees paid by the Fund, and information about other fees paid by and services provided to the Fund. Part II provides explanations of various investments and strategies that may be used by certain of the Fund’s Portfolios, and should be read in conjunction with Part I.

FUND PORTFOLIOS, INVESTMENT POLICIES & STRATEGIES

The Fund is a diversified, open-end management investment company (commonly known as a mutual fund) that is intended to provide a range of investment alternatives through its separate Portfolios, each of which is, for investment purposes, in effect a separate fund (the Portfolios). The Portfolios currently offered by the Fund are set forth in the table below:

Portfolios Offered by The Prudential Series Fund
Conservative Balanced Portfolio	Diversified Bond Portfolio
Diversified Conservative Growth Portfolio	Equity Portfolio
Flexible Managed Portfolio	Global Portfolio
Government Income Portfolio	High Yield Bond Portfolio
Money Market Portfolio	Natural Resources Portfolio
Jennison Portfolio	Jennison 20/20 Focus Portfolio
Value Portfolio	Small Capitalization Stock Portfolio
SP Aggressive Growth Asset Allocation Portfolio	SP AIM Core Equity Portfolio
SP T. Rowe Price Large Cap Growth Portfolio	SP Balanced Asset Allocation Portfolio
SP Conservative Asset Allocation Porfolio	SP Davis Value Portfolio
SP Small Cap Value Portfolio	SP Growth Asset Allocation Portfolio
SP Large Cap Value Portfolio	SP LSV International Value Portfolio
SP Mid Cap Growth Portfolio	SP PIMCO High Yield Portfolio
SP PIMCO Total Return Portfolio	SP Prudential U.S. Emerging Growth Portfolio
SP Small Cap Growth Portfolio	SP Strategic Partners Focused Growth Portfolio
SP William Blair International Growth Portfolio	Stock Index Portfolio

The Fund offers two classes of shares of each Portfolio: Class I and Class II. Class I shares are sold only to separate accounts of The Prudential Insurance Company of America, Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey and American Skandia Life Assurance Company (collectively, Prudential Insurance) as investment options under variable life insurance and variable annuity contracts. Class II shares are offered only to separate accounts of non-Prudential insurance companies for the same types of contracts (collectively with the Prudential Insurance contracts, the Contracts). These separate accounts invest in shares of the Fund through subaccounts that correspond to the Portfolios. The separate accounts will redeem shares of the Fund to the extent necessary to provide benefits under the Contracts or for such other purposes as may be consistent with the Contracts.

Not every Portfolio is available under each Contract. The prospectus for each Contract lists the Portfolios currently available under that particular Contract.

In order to sell shares to both Prudential and non-Prudential insurance companies, the Fund has obtained an exemptive order (the Order) from the United States Securities and Exchange Commission (SEC). The Fund and its Portfolios are managed in compliance with the terms and conditions of that Order.

The Portfolios are managed by Prudential Investments (PI, or the Manager) as discussed in the Fund’s Prospectus. Each of the Portfolios has a different investment objective. For this reason, each Portfolio will have different investment results and be subject to different financial and market risks. As discussed in the Prospectus, several of the Portfolios may invest in money market instruments and comparable securities as part of assuming a temporary defensive position. The investment objectives of each Portfolio are discussed in the Prospectus.

The following table identifies certain of the investments and strategies that each Portfolio may use. The categories checked in the table below do not represent an exclusive list of the investments and investment strategies that each Portfolio may use. The “Investment Risks and Considerations” Section in Part II of the SAI includes a detailed and complete overview of all permissible investments and investment strategies, as well as the risks and considerations associated with these investments and investment strategies. Each Portfolio also may invest from time to time in certain types of investments and investment strategies that are either not listed below or are not identified below as relating to the Portfolio.

3

Portfolio Investments and Strategies

	Conservative Balanced	Diversified Bond	Diversified Conservative Growth	Equity	Flexible Managed	Global	Government Income	High Yield Bond	Money Market	Natural Resources
Asset-Backed Securities	x	x	x		x		x	x	x
Asset-Based Securities		x					x
Precious Metal-Related Securities				x						x
Borrowing and Leverage			x
Convertible Securities		x	x	x		x		x		x
Corporate Loans	x	x	x		x		x	x	x
Debt Securities	x	x	x	x	x	x	x		x	x
Depositary Receipts	x		x	x	x	x	x			x
Derivatives	x	x	x	x	x	x	x	x		x
Hedging	x	x	x	x	x	x	x	x		x
Indexed & Inverse Securities			x							x
Swap Agreements	x	x	x		x	x	x	x
Credit Default Swap Agreements	x	x	x		x		x	x
Credit-Linked Securities	x	x	x		x			x
Total Return Swap Agreements	x	x	x		x		x	x
Options on Securities & Securities Indices	x	x	x	x	x	x	x	x	x	x
Call Options	x	x	x	x	x	x	x	x		x
Put Options	x	x	x	x	x	x	x	x		x
Types of Options	x	x	x	x	x	x	x	x		x
Futures	x	x	x	x	x	x	x	x		x
Foreign Exchange Transactions	x	x	x	x	x	x	x			x
Forward Foreign Exchange Transactions	x	x	x	x	x	x	x			x
Currency Futures	x	x	x	x	x	x				x
Currency Options	x	x	x	x	x	x				x
Limitations on Currency Hedging	x	x	x		x
Risk Factors in Hedging Foreign Currency Risks	x	x	x	x	x	x	x	x		x
Risk Factors in Derivatives	x	x	x	x	x	x	x	x	x	x
Credit Risk	x	x	x	x	x	x	x	x	x	x
Currency Risk	x	x	x	x	x	x	x	x		x
Leverage Risk	x	x	x	x	x	x	x	x		x
Liquidity Risk	x	x	x	x	x	x	x	x	x	x
Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives
Distressed Securities		x	x					x
Foreign Investment Risk	x		x	x	x	x	x	x	x	x
Foreign Economy Risk and Market Risk	x		x	x	x	x	x	x	x	x
Currency Risk and Exchange Risk	x		x	x	x	x	x	x		x
Governmental Supervison and Regulation/Accounting Standards	x		x	x	x	x	x	x	x	x
Certain Risks of Holding Fund Assets Outside the United States	x		x	x	x	x	x	x	x	x
Settlement Risk									x	x
Illiquid or Restricted Securities		x	x	x		x		x	x	x
Initial Public Offerings			x	x		x				x
Investment in Other Investment Companies	x	x	x	x	x	x	x	x		x
Exchange-Traded Funds	x			x	x	x
Investment in Emerging Markets		x	x	x		x		x
Restrictions on Certain Investments				x						x
Risks of Investing in Asia-Pacific Countries		x	x	x				x
Risks of Investments in Russia		x	x	x				x
Junk Bonds	x		x	x		x		x		x
Money Market Instruments	x	x	x	x		x	x	x	x	x
Mortgage-Backed Securities	x	x	x		x		x		x
Municipal Securities		x	x
Real Estate-Related Securities			x
Real Estate Investment Trusts (REITs)	x		x	x	x	x		x	x
Repurchase Agreements	x	x	x	x	x	x	x	x	x	x
Reverse Repurchase Agreements and Dollar Rolls	x	x	x		x		x	x	x
Securities Lending	x	x	x	x	x	x	x	x		x

THE PRUDENTIAL SERIES FUND 4

	Conservative Balanced	Diversified Bond	Diversified Conservative Growth	Equity	Flexible Managed	Global	Government Income	High Yield Bond	Money Market	Natural Resources
Securities of Smaller or Emerging Growth Companies			x	x				x
Short Sales and Short Sales Against-the-Box	x	x	x	x	x	x	x			x
Sovereign Debt	x		x					x	x
Standby Commitment Agreements
Stripped Securities	x	x	x
Structured Notes			x						x
Supranational Entities	x	x	x				x		x
Temporary Defensive Strategy & Short-Term Investments	x	x	x	x	x	x	x	x		x
U.S. Government Securities	x	x	x	x		x	x		x
Warrants and Rights			x	x		x		x		x
When Issued Securities, Delayed Delivery Securities and Forward Commitments	x	x	x	x	x	x	x	x	x	x
Zero Coupon Bonds		x	x	x			x	x	x

Portfolio Investments and Strategies

	Jennison	Jennison 20/20 Focus	Value	Small Cap Stock	SP AIM Core Equity	Stock Index	SP T. Rowe Price Large Cap Growth	SP Davis Value	SP Small Cap Value	SP Large Cap Value
Asset-Backed Securities										x
Asset-Based Securities
Precious Metal-Related Securities
Borrowing and Leverage
Convertible Securities	x	x	x		x		x		x	x
Corporate Loans
Debt Securities	x		x		x
Depositary Receipts	x	x	x		x		x
Derivatives	x	x	x	x	x	x	x	x	x	x
Hedging	x	x	x	x	x	x	x	x	x	x
Indexed & Inverse Securities			x
Swap Agreements	x		x		x				x	x
Credit Default Swap Agreements
Credit-Linked Securities
Total Return Swap Agreements
Options on Securities & Securities Indices	x	x	x	x	x	x	x		x	x
Call Options	x	x	x	x	x	x	x		x	x
Put Options	x	x	x	x	x	x	x		x	x
Types of Options	x	x	x	x	x	x	x		x	x
Futures	x	x	x	x	x	x	x		x
Foreign Exchange Transactions	x		x		x	x	x		x
Forward Foreign Exchange Transactions	x		x		x	x	x		x
Currency Futures	x	x	x		x	x	x		x
Currency Options	x	x		x	x	x	x		x	x
Limitations on Currency Hedging
Risk Factors in Hedging Foreign Currency Risks	x		x
Risk Factors in Derivatives	x	x	x	x	x	x	x	x	x	x
Credit Risk	x	x	x	x	x	x	x	x	x	x
Currency Risk	x	x	x	x	x	x	x	x	x	x
Leverage Risk	x	x	x	x	x	x	x	x	x	x
Liquidity Risk	x	x	x	x	x	x	x	x	x	x
Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives									x
Distressed Securities
Foreign Investment Risk	x	x			x		x	x	x	x

5

	Jennison	Jennison 20/20 Focus	Value	Small Cap Stock	SP AIM Core Equity	Stock Index	SP T. Rowe Price Large Cap Growth	SP Davis Value	SP Small Cap Value	SP Large Cap Value
Foreign Economy Risk and Market Risk	x	x			x		x	x		x
Currency Risk and Exchange Risk	x	x	x		x		x	x		x
Governmental Supervison and Regulation/Accounting Standards	x	x			x		x	x		x
Certain Risks of Holding Fund Assets Outside the United States	x	x			x		x
Settlement Risk	x	x			x
Illiquid or Restricted Securities		x			x		x			x
Initial Public Offerings	x	x	x				x		x	x
Investment in Other Investment Companies	x	x	x	x	x	x	x	x	x	x
Exchange-Traded Funds			x		x	x	x		x
Investment in Emerging Markets									x
Restrictions on Certain Investments	x		x
Risks of Investing in Asia-Pacific Countries
Risks of Investments in Russia
Junk Bonds			x
Money Market Instruments	x		x				x
Mortgage-Backed Securities	x
Municipal Securities							x
Real Estate-Related Securities		x			x	x
Real Estate Investment Trusts (REITs)	x	x	x		x			x	x	x
Repurchase Agreements	x	x	x	x	x	x	x		x	x
Reverse Repurchase Agreements and Dollar Rolls		x			x
Securities Lending	x	x	x	x	x	x	x	x	x	x
Securities of Smaller or Emerging Growth Companies					x
Short Sales and Short Sales Against-the-Box	x	x	x	x	x	x	x
Sovereign Debt
Standby Commitment Agreements
Stripped Securities							x
Structured Notes
Supranational Entities
Temporary Defensive Strategy & Short-Term Investments	x	x	x	x	x	x	x	x	x	x
U.S. Government Securities	x	x			x		x			x
Warrants and Rights	x	x	x		x		x
When Issued Securities, Delayed Delivery Securities and Forward Commitments	x	x	x	x	x		x		x
Zero Coupon Bonds

Portfolio Investments and Strategies

	SP LSV International Value	SP Mid Cap Growth	SP PIMCO High Yield	SP PIMCO Total Return	SP Prudential U.S. Emerging Growth	SP Small Cap Growth	SP Strategic Partners Focused Growth	SP William Blair International Growth
Asset-Backed Securities			x	x
Asset-Based Securities
Precious Metal-Related Securities
Borrowing and Leverage			x	x	x			x
Convertible Securities	x		x	x	x	x	x
Corporate Loans	x		x	x
Debt Securities		x	x	x	x	x	x	x
Depositary Receipts		x			x	x	x	x
Derivatives	x	x	x	x	x	x	x	x
Hedging	x	x	x	x	x	x	x	x
Indexed & Inverse Securities			x	x
Swap Agreements	x		x	x	x	x

THE PRUDENTIAL SERIES FUND 6

	SP LSV International Value	SP Mid Cap Growth	SP PIMCO High Yield	SP PIMCO Total Return	SP Prudential U.S. Emerging Growth	SP Small Cap Growth	SP Strategic Partners Focused Growth	SP William Blair International Growth
Credit Default Swap Agreements			x	x	x
Credit-Linked Securities			x	x
Total Return Swap Agreements			x	x	x
Options on Securities & Securities Indices	x	x	x	x	x	x	x	x
Call Options	x	x	x	x	x	x	x	x
Put Options	x	x	x	x	x	x	x	x
Types of Options	x	x	x	x	x	x	x	x
Futures	x	x	x	x	x	x	x	x
Foreign Exchange Transactions	x	x	x	x	x	x		x
Forward Foreign Exchange Transactions	x	x	x	x	x	x		x
Currency Futures	x	x	x	x			x	x
Currency Options	x	x	x	x	x		x	x
Limitations on Currency Hedging			x	x
Risk Factors in Hedging Foreign Currency Risks			x	x				x
Risk Factors in Derivatives	x	x	x	x	x	x	x	x
Credit Risk	x	x	x	x	x	x	x	x
Currency Risk	x	x	x	x	x	x	x	x
Leverage Risk	x	x	x	x	x	x	x	x
Liquidity Risk	x	x	x	x	x	x	x	x
Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives
Distressed Securities			x	x
Foreign Investment Risk	x	x	x	x	x	x	x	x
Foreign Economy Risk and Market Risk	x	x	x	x	x	x	x	x
Currency Risk and Exchange Risk	x	x	x	x	x	x	x	x
Governmental Supervison and Regulation/Accounting Standards	x	x	x	x	x	x	x	x
Certain Risks of Holding Fund Assets Outside the United States	x	x	x	x	x	x	x	x
Settlement Risk	x	x	x	x	x	x	x	x
Illiquid or Restricted Securities	x	x	x	x	x	x		x
Initial Public Offerings					x
Investment in Other Investment Companies	x	x	x	x	x	x	x	x
Exchange-Traded Funds
Investment in Emerging Markets		x	x	x	x			x
Restrictions on Certain Investments
Risks of Investing in Asia-Pacific Countries
Risks of Investments in Russia
Junk Bonds		x	x	x		x
Money Market Instruments			x	x				x
Mortgage-Backed Securities			x	x	x
Municipal Securities			x	x
Real Estate-Related Securities			x
Real Estate Investment Trusts (REITs)					x		x
Repurchase Agreements			x	x	x	x
Reverse Repurchase Agreements and Dollar Rolls	x		x	x	x		x	x
Securities Lending	x	x	x	x	x	x	x	x
Securities of Smaller or Emerging Growth Companies					x			x
Short Sales and Short Sales Against-the-Box	x	x	x	x	x		x	x
Sovereign Debt			x	x
Standby Commitment Agreements
Stripped Securities			x	x
Structured Notes			x	x
Supranational Entities			x	x
Temporary Defensive Strategy & Short-Term Investments	x	x	x	x	x	x	x	x
U.S. Government Securities		x	x	x	x		x
Warrants and Rights	x	x			x	x	x	x
When Issued Securities, Delayed Delivery Securities and Forward Commitments	x	x	x	x		x		x
Zero Coupon Bonds		x	x	x

7

NOTE: The preceding tables do not provide any information with respect to the SP Aggressive Growth Asset Allocation Portfolio, the SP Balanced Asset Allocation Portfolio, the SP Conservative Asset Allocation Portfolio, or the SP Growth Asset Allocation Portfolio, because each of these Portfolios invests only in other Portfolios of the Fund.

Certain Portfolios may have restrictions or limitations which are applicable to the Portfolio’s investments and investment strategies as noted in the preceding tables. Such restrictions or limitations are generally noted in the Fund’s Prospectus. In addition, the following restrictions or limitations are applicable to the indicated Portfolios:

With respect to the Conservative Balanced, Diversified Bond, Diversified Conservative Growth, Flexible Managed, Government Income and High Yield Bond Portfolios, investments in each of credit default swaps, total return and index swaps, or options on swaps are limited to 15% of such Portfolio’s assets.

Certain Portfolios may use up to 30% of their investable assets for reverse repurchase agreements and dollar rolls. The Money Market Portfolio and the money market sub-portion of any balanced Portfolio may use up to 10% of its investable assets for reverse repurchase agreements.

Certain Portfolios also are permitted to invest up to 15% of their assets in credit-related asset-backed securities.

No more than 25% of any Portfolio’s net assets (33% of total assets for SP PIMCO High Yield Portfolio and SP PIMCO Total Return Portfolio, 5% of total assets for Small Capitalization Stock Portfolio, SP Mid Cap Value Portfolio and Stock Index Portfolio) will be, when added together: (1) deposited as collateral for the obligation to replace securities borrowed in connection with short sales and (2) segregated in accounts in connection with short sales.

Each Portfolio, other than the Money Market Portfolio and the SP T. Rowe Price Large Cap Growth Portfolio, may hold up to 15% of its net assets in illiquid securities. The Money Market Portfolio and the SP T. Rowe Price Large Cap Growth Portfolio may hold up to 10% of its net assets in illiquid securities.

As explained in the propectus, the Stock Index Portfolio seeks to duplicate the performance of the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) and the Small Capitalization Stock Portfolio seeks to duplicate the performance of the Standard & Poor’s Small Capitalization Stock Index (S&P SmallCap Index). The Portfolios will be as fully invested in the S&P Index’s stocks as is feasible in light of cash flow patterns and the cash requirements for efficiently investing in a unit of the basket of stocks comprising the S&P 500 and S&P SmallCap Indexes, respectively. When the Portfolios do have short-term investments, they may purchase stock index futures contracts in an effort to have the Portfolio better follow the performance of a fully invested portfolio. When a Portfolio purchases stock index futures contracts, an amount of cash and cash equivalents, equal to either the market value or the initial margin requirement of the futures contracts, will be deposited in a segregated account with the Portfolio’s custodian and/or in a margin account with a broker to collateralize the position and thereby ensure that the use of futures is unleveraged.

As an alternative to the purchase of a stock index futures contract, a Portfolio may construct synthetic positions involving options on stock indexes and options on stock index futures that are equivalent to such a long futures position. In particular, a Portfolio may utilize “put/call combinations” as synthetic long stock index futures positions. A put/call combination is the purchase of a call and the sale of a put at the same time with the same strike price and maturity. It is equivalent to a forward position and, if it settled every day, is equivalent to a long futures position. When a Portfolio purchases stock index futures contracts, an amount equal to the initial margin requirement of the futures contracts, will be deposited in a segregated account with the Portfolios’s custodian and/or in a margin account with a broker, and the remaining cash and/or cash equivalents equal to the market value of the futures will be held in other accounts to ensure that the use of futures is unleveraged.

The Equity Portfolio, the Natural Resources Portfolio and the Jennison Portfolio may only engage in short sales against-the-box.

INVESTMENT RESTRICTIONS

Set forth below are certain investment restrictions applicable to the Portfolios. Fundamental restrictions may not be changed without a majority vote of shareholders as required by the 1940 Act. Non-fundamental restrictions may be changed by the Board of Trustees without shareholder approval.

Restrictions 1, 4, 7, 8 and 9 are fundamental. Restrictions 2, 3, 5, 6 and 10 are not fundamental.

Fundamental and Non-Fundamental Investment Restrictions Applicable to All Portfolios (Except SP Large Cap Value and SP Small Cap Value Portfolios):

With respect to each Portfolio, none of the Portfolios will:

THE PRUDENTIAL SERIES FUND 8

1. Buy or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Portfolios may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner. None of the Portfolios will buy or sell commodities or commodity contracts, except that a Portfolio may, consistent with its investment style, purchase and sell financial futures contracts and options thereon. For purposes of this restriction, futures contracts on currencies and on securities indices and forward foreign currency exchange contracts are not deemed to be commodities or commodity contracts.

2. No Portfolio will, except as part of a merger, consolidation, acquisition, or reorganization, invest more than 5% of the value of its total assets in the securities of any one investment company or more than 10% of the value of its total assets, in the aggregate, in the securities of two or more investment companies, or acquire more than 3% of the total outstanding voting securities of any one investment company. Provided, however, that any Portfolio may invest in the securities of one or more investment companies to the extent permitted by any order of exemption granted by the SEC.

3. Make short sales of securities or maintain a short position, except that the Diversified Bond, Diversified Conservative Growth, Jennison 20/20 Focus, High Yield Bond, Government Income, Conservative Balanced, and Flexible Managed, and certain SP Portfolios may sell securities short up to 25% of their net assets (the SP PIMCO High Yield and SP PIMCO Total Return Portfolios may sell securities short up to 33% of their net assets; the Small Capitalization Stock, SP AIM Core Equity, SP Small Cap Growth, SP Mid Cap Value and Stock Index Portfolios may sell securities short up to 5% of their total assets) and except that the Portfolios (other than the Money Market Portfolio) may make short sales against-the-box. Collateral arrangements entered into with respect to options, futures contracts, forward contracts and swap agreements are not deemed to be short sales.

4. Purchase securities on margin (but a Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by a Portfolio of initial or maintenance margin in connection with otherwise permissible futures or options is not considered the purchase of a security on margin. None of the Portfolios will issue senior securities, borrow money or pledge assets, except as permitted by the Investment Company Act and rules thereunder, or by exemptive order, SEC release, no-action letter, or similar relief or interpretations. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed-delivery basis, reverse repurchase agreements, short sales, derivative and hedging transactions and collateral arrangements with respect thereto, and obligations of the Fund to Directors pursuant to deferred compensation agreements are not deemed to be a pledge of assets or the issuance of a senior security.

5. Enter into reverse repurchase agreements if, as a result, the Portfolio’s obligations with respect to reverse repurchase agreements would exceed 10% of the Portfolio’s net assets (defined to mean total assets at market value less liabilities other than reverse repurchase agreements); except that the Diversified Bond, Diversified Conservative Growth, High Yield Bond, and Government Income Portfolios, as well as the fixed income portions of the Conservative Balanced and Flexible Managed Portfolios, may enter into reverse repurchase agreements and dollar rolls provided that the Portfolio’s obligations with respect to those instruments do not exceed 30% of the Portfolio’s net assets (defined to mean total assets at market value less liabilities other than reverse repurchase agreements and dollar rolls).

6. Pledge or mortgage assets, except that no more than 10% of the value of any Portfolio may be pledged (taken at the time the pledge is made) to secure authorized borrowing and except that a Portfolio may enter into reverse repurchase agreements. Collateral arrangements entered into with respect to futures and forward contracts and the writing of options are not deemed to be the pledge of assets. Collateral arrangements entered into with respect to interest rate swap agreements are not deemed to be the pledge of assets.

7. Make loans, except through loans of assets of a Portfolio, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the Investment Company Act and rules thereunder, or by exemptive order, SEC release, no-action letter or similar relief or interpretations. Provided that for purposes of this limitation, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or instruments similar to any of the foregoing will not be considered the making of a loan.

8. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

9. Purchase securities of a company in any industry if, as a result of the purchase, a Portfolio’s holdings of securities issued by companies in that industry would exceed 25% of the value of the Portfolio, except that this restriction does not apply to purchases of obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities or issued by domestic banks. For purposes of this restriction, neither finance companies as a group nor utility companies as a group are considered to be a single

9

industry and will be grouped instead according to their services; for example, gas, electric, and telephone utilities will each be considered a separate industry. For purposes of this exception, domestic banks shall include all banks which are organized under the laws of the United States or a state (as defined in the 1940 Act), U.S. branches of foreign banks that are subject to the same regulations as U.S. banks and foreign branches of domestic banks (as permitted by the SEC).

10. Invest more than 15% of its net assets in illiquid securities. (The Money Market Portfolio will not invest more than 10% of its net assets in illiquid securities.) For purposes of this restriction, illiquid securities are those deemed illiquid pursuant to SEC regulations and guidelines, as they may be revised from time to time.

Consistent with item 4 above, the Fund has entered into a $500 million revolving credit facility with other Prudential mutual funds to facilitate redemptions if necessary. This credit facility, which was entered into on October 29, 2004, is an arrangement with PNC Bank, National Association and The Bank of New York.

Whenever any fundamental investment policy or restriction states a maximum percentage of a Portfolio’s assets, it is intended that if the percentage limitation is set at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy.

The Natural Resources Portfolio will generally invest a substantial majority of its total assets in securities of natural resource companies. With respect to item 9 above, as it relates to the Natural Resources Portfolio, the following categories will be considered separate and distinct industries: integrated oil (domestic), integrated oil (international), crude oil production, natural gas production, pipelines, drillers, coal, forest products, paper packing, foods, tobacco, fertilizers, aluminum, copper, iron and steel, all other basic metals, gold, silver, platinum, natural resource finance, plantations, mineral sands, diversified resources, energy services, diversified exploration and production, chemicals, diversified metals and mining, oil and gas storage and transportation, oil and gas refining and marketing, and paper products. A company will be deemed to be in a particular industry if the majority of its revenues is derived from or the majority of its assets is dedicated to one of the categories described in the preceding sentence. The Fund’s Board will review these industry classifications from time to time to determine whether they are reasonable under the circumstances and may change such classifications, without shareholder approval, to the extent necessary.

Additional Non-Fundamental Investment Policies. Certain additional non-fundamental investment policies are applicable only to certain Portfolios, as noted below:

Money Market Portfolio. Money Market Portfolio will not:

1. Invest in oil and gas interests, common stock, preferred stock, warrants or other equity securities.

2. Write or purchase any put or call option or combination of them, except that it may purchase putable or callable securities.

3. Invest in any security with a remaining maturity in excess of 397 days, except that securities held pursuant to repurchase agreements may have a remaining maturity of more than 397 days.

High Yield Bond Portfolio. High Yield Bond Portfolio will not:

1. Invest in any non-fixed income equity securities, including warrants, except when attached to or included in a unit with fixed income securities, but not including preferred stock.

2. Invest more than 20% of the market or other fair value of its total assets in United States currency denominated issues of foreign governments and other foreign issuers; or invest more than 10% of the market or other fair value of its total assets in securities which are payable in currencies other than United States dollars. The Portfolio will not engage in investment activity in non-U.S. dollar denominated issues without first obtaining authorization to do so from the Fund’s Board.

Fundamental Investment Restrictions Applicable to SP Large Cap Value Portfolio and SP Small Cap Value Portfolio:

Investment Limitations of SP Large Cap Value Portfolio. The following are the Portfolio’s fundamental investment restrictions.

The Portfolio may not:

1. Issue senior securities, except as permitted under the Investment Company Act, as amended;

2. Borrow money, except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33% of its total assets (including the amount borrowed) less liabilities (other than

THE PRUDENTIAL SERIES FUND 10

borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33% limitation;

3. Underwrite securities issued by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the Securities Act in the disposition of restricted securities or in connection with investments in other investment companies;

4. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies), if, as a result, more than 25% of the Portfolio’s total assets would be invested in companies whose principal business activities are in the same industry;

5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this will not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

6. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);

7. Lend any security or make any loan if, as a result, more than 33% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

Investment Limitations of SP Small Cap Value Portfolio. The following are the Portfolio’s fundamental investment restrictions.

The Portfolio may not:

1. Issue senior securities, except as permitted under the Investment Company Act, as amended;

2. Borrow money, except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33% limitation;

3. Underwrite securities issued by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the Securities Act in the disposition of restricted securities or in connection with investments in other investment companies;

4. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies), if, as a result, more than 25% of the Portfolio’s total assets would be invested in companies whose principal business activities are in the same industry;

5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this will not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

6. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);

7. Lend any security or make any loan if, as a result, more than 33% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

INFORMATION ABOUT TRUSTEES AND OFFICERS

Information about the Trustees and the Officers of the Fund is set forth below. Trustees who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.” The Trustees are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act.

11

Independent Trustees

Name, Address, Age Length of Service No. of Portfolios Overseen:	Principal Occupation(s) During Past Five Years	Other Directorships Held
Saul K. Fenster, Ph.D. (73) Trustee Since 1983 No. of Portfolios Overseen: 74

Currently President Emeritus of New Jersey Institute of Technology (since 2002); formerly President (19782002) of New Jersey Institute of Technology; Commissioner (19982002) of the Middle States Association Commission on Higher Education; Commissioner (19852002) of the New Jersey Commission on Science and Technology; formerly Director (19982005) of Society of Manufacturing Engineering Education Foundation, formerly Director of Prosperity New Jersey; formerly a director or trustee of Liberty Science Center, Research and Development Council of New Jersey, New Jersey State Chamber of Commerce, and National Action Council for Minorities in Engineering.

Member (since 2000), Board of Directors of IDT Corporation
Delayne Dedrick Gold (67) Trustee Since 2001 No. of Portfolios Overseen: 73	Marketing Consultant (1982present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.
W. Scott McDonald, Jr. (69) Vice Chairman and Trustee Since 1983 No. of Portfolios Overseen: 74

Formerly Management Consultant (19972004) and of Counsel (20042005) at Kaludis Consulting Group, Inc. (company serving higher education); Formerly principal (19951997), Scott McDonald Associates, Chief Operating Officer (19911995), Fairleigh Dickinson University, Executive Vice President and Chief Operating Officer (19751991), Drew University, interim President (19881990), Drew University and former Director of School, College and University Underwriters Ltd.

Thomas T. Mooney (64) Chairman and Trustee Since 2001 No. of Portfolios Overseen: 73	Chief Executive Officer, Excell Partners, Inc., formerly President of the Greater Rochester Metro Chamber of Commerce, Rochester City Manager; formerly Deputy Monroe County Executive.
Thomas M. O’Brien (55) Trustee Since 2003 No. of Portfolios Overseen: 73

President and Chief Executive Officer (since May 2000) of Atlantic Bank of New York; Vice Chairman (January 1997April 2000) of North Fork Bank; President and Chief Executive Officer (December 1984December 1996) of North Side Savings Bank.

Director (December 1996May 2000) of North Fork Bancorporation, Inc.; Director (since May 2000) of Atlantic Bank of New York.
John A. Pileski (66) Trustee Since 2003 No. of Portfolios Overseen: 73	Retired since June 2000; Tax Partner (July 1974June 2000) of KPMG, LLP.	Director (since April 2001) of New York Community Bank; Director (since May 1980) of Surf Club of Quogue, Inc
F. Don Schwartz (70) Trustee Since 2003 No. of Portfolios Overseen: 73	Management Consultant (since April 1985).

Interested Trustees

David R. Odenath, Jr. (49) President and Trustee Since 1999 No. of Portfolios Overseen: 73

President of Prudential Annuities (since August 2002); Senior Vice President (since June 1999) of Prudential; Executive Vice President (since May 2003) of Prudential Investment Management Services LLC; President, Chief Executive Officer, Chief Operating Officer, Officer in Charge and Director (since June 2005) of American Skandia Investment Services, Inc; Formerly President, Chief Executive Officer, Chief Operating Officer and OfficerInCharge (September 1999February 2003) of Prudential Investments LLC.

Robert F. Gunia (59) Vice President and Trustee Since 2001 No. of Portfolios Overseen: 158

Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC.

Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Fund Officers

Name, Address and Age Position with the Fund	Principal Occupation(s) During the Past Five Years
Kathryn L. Quirk (53) Chief Legal Officer Since 2005

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (19972002) of Zurich Scudder Investments, Inc.

Lee D. Augsburger (46) Chief Compliance Officer Since 2004

Senior Vice President and Chief Compliance Officer (since April 2003) of PI; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.

THE PRUDENTIAL SERIES FUND 12

Grace C. Torres (46) Treasurer and Principal Financial and Accounting Officer Since 1997

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of American Skandia Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Advisory Services, Inc.; formerly Senior Vice President (May 2003June 2005) of American Skandia Investment Services, Inc.

Deborah A. Docs (48) Secretary Since 2005

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003June 2005) of American Skandia Investment Services, Inc.

Helene Gurian (52) Acting AntiMoney Laundering Compliance Officer Since 2006

Vice President, Prudential (since July 1997). Vice President, Compliance (July 1997January 2001); Vice President, Compliance and Risk Officer, Retail Distribution (January 2001 May 2002); Vice President, Corporate Investigations (May 2002date) responsible for supervision of Prudential’s fraud investigations, antimoney laundering program and high technology investigation unit.

Jonathan D. Shain (47) Assistant Secretary Since 2005

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003June 2005) of American Skandia Investment Services, Inc.

John P. Schwartz (34) Assistant Secretary Since 2006	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown Wood LLP (19972005).
Claudia DiGiacomo (31) Assistant Secretary Since 2005	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown Wood LLP (19992004).
M. Sadiq Peshimam (42) Assistant Treasurer Since 2006	Vice President (since 2005) and Director (since 2000) within Prudential Mutual Fund Administration.
Jack Benintende (41) Assistant Treasurer Since 2006

Vice President (since June 2000) within Prudential Mutual Fund Administration; formerly Senior manager within the investment management practice of PricewaterhouseCoopers LLP (May 1994 through June 2000).

Alan Fu (50) Assistant Treasurer Since 2006	Vice President Tax, The Prudential Insurance Company of America (1999 to October 2003); Vice President and Corporate Counsel Tax, Prudential Financial, Inc. (since October 2003).

Explanatory Notes to Tables:

• Trustees are deemed to be “Interested”, as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

• Unless otherwise noted, the address of all Trustees and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

• There is no set term of office for Trustees or Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75.

•“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

• “No. of Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the JennisonDryden Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts, The Target Portfolio Trust, The Prudential Series Fund, American Skandia Trust, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc. and Prudential’s Gibraltar Fund, Inc.

Compensation of Trustees and Officers. Pursuant to a Management Agreement with the Fund, the Manager pays all compensation of Officers and employees of the Fund as well as the fees and expenses of all Interested Trustees. The Fund pays each of its Independent Trustees annual compensation in addition to certain out-of-pocket expenses. Trustees who serve on Board Committees may receive additional compensation. The amount of annual compensation paid to each Independent Trustee may change as a result of the introduction of additional funds on whose Boards the Trustee may be asked to serve.

Independent Trustees may defer receipt of their fees pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues deferred Trustees’ fees daily which, in turn, accrue interest at a rate equivalent to the prevailing rate to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, at the daily rate of return of any JennisonDryden or Strategic Partners mutual fund chosen by the Trustee. Payment of the interest so accrued is also deferred and becomes payable at the option of the Trustee. The Fund’s obligation to make payments of deferred Trustees’ fees, together with interest thereon, is a general obligation of the Fund. The Fund does not have a retirement or pension plan for its Trustees.

The following table sets forth the aggregate compensation paid by the Fund for the Fund’s most recently completed fiscal year to the Independent Trustees for service on the Fund’s Board, and the Board of any other investment company in the Fund Complex for the most recently completed calendar year. Trustees and officers who are “interested persons” of the Fund (as defined in the 1940 Act) do not receive compensation from the Fund Complex and therefore are not shown in the following table.

13

Compensation Received by Independent Trustees — The Prudential Series Fund

Name	Aggregate Fiscal Year Compensation from Fund	Pension or Retirement Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex for Most Recent Calendar Year
Saul K. Fenster	$91,519	None	None	$185,000	(4/74)*
Delayne Dedrick Gold	90,522	None	None	178,000	(3/73)*
Julian A. Lerner	81,000	None	None	160,000	(3/73)*
W. Scott McDonald, Jr.**	94,275	None	None	190,000	(4/74)*
Thomas T. Mooney**	98,857	None	None	199,625	(4/74)*
Thomas M. O’Brien**	90,522	None	None	178,000	(3/73)*
John A. Pileski	93,817	None	None	184,000	(3/73)*
F. Don Schwartz**	88,783	None	None	175,000	(3/73)*

Explanatory Notes to Compensation Table

*Number of funds and portfolios represent those in existence as at December 31, 2005 and excludes funds that have merged or liquidated during the year. Compensation relates to portfolios that were in existence during 2005.

**Earnings stated above exclude the following earnings in calendar year 2005 on deferred compensation balances, for trustees who had deferred their fees in calendar year 2005 or earlier:

W. Scott McDonald, Jr.: $9,322

Thomas T. Mooney: $82,418

Thomas M. O’Brien: $63,507

F. Don Schwartz: $17,541

Board Committees. The Board of Trustees (the Board) has established two standing committees in connection with governance of the Fund—Audit and Governance. Information on the membership of each standing committee and its functions is set forth below.

Audit Committee. The Audit Committee consists of Mr. Pileski (chair) Mr. O’Brien, Ms. Gold and Mr. Mooney (ex-officio). The Board has determined that each member of the Audit Committee is not an “interested person” as defined in the 1940 Act. The responsibilities of the Audit Committee are to assist the Board in overseeing the Fund’s independent registered public accounting firm, accounting policies and procedures, and other areas relating to the Fund’s auditing processes. The Audit Committee is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the independent registered public accounting firm directly to the Funds. The Audit Committee is also responsible for pre-approving permitted non-audit services to be provided by the independent registered public accounting firm to (1) the Manager and (2) any entity in a control relationship with the Manager that provides ongoing services to the Fund, provided that the engagement of the independent registered public accounting firm relates directly to the operation and financial reporting of the Fund. The scope of the Audit Committee’s responsibilities is oversight. It is management’s responsibility to maintain appropriate systems for accounting and internal control and the independent registered public accounting firm’s responsibility to plan and carry out an audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). The number of Audit Committee meetings held during the Fund’s most recently completed fiscal year is set forth in the table below.

Governance Committee. The Governance Committee of the Board is responsible for nominating Trustees and making recommendations to the Board concerning Board composition, committee structure and governance, director education, and governance practices. The members of the Governance Committee are Mr. Fenster (Chair), Mr. McDonald, Mr. Schwartz and Mr. Mooney (ex-officio). The Board has determined that each member of the Governance Committee is not an “interested person” as defined in the 1940 Act. The number of Governance Committee meetings held during the Fund’s most recently completed fiscal year is set forth in the table below. The Governance Committee Charter is available on the Fund’s website at www.prudential.com.

Selection of Director Nominees. The Governance Committee is responsible for considering trustee nominees for Trustees at such times as it considers electing new members to the Board. The Governance Committee may consider recommendations by business and personal contacts of current Board members, and by executive search firms which the Committee may engage from time to time and will also consider shareholder recommendations. The Governance Committee has not established specific, minimum qualifications that it believes must be met by a nominee. In evaluating nominees, the Governance Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the 1940 Act; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable Commission rules. The Governance Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Governance Committee evaluates nominees for the Board based on whether the nominee is recommended by a shareholder.

A shareholder who wishes to recommend a director for nomination should submit his or her recommendation in writing to the Chair of the Board (Thomas T. Mooney) or the Chair of the Governance Committee (Saul K. Fenster), in either case in care of the Fund), at P.O. Box 13964, Philadelphia, PA 19176. At a minimum, the recommendation should include: the name, address, and business, educational, and/or other pertinent background of the person being recommended; a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940; any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been

THE PRUDENTIAL SERIES FUND 14

held. The recommendation also can include any additional information which the person submitting it believes would assist the Governance Committee in evaluating the recommendation.

Shareholders should note that a person who owns securities issued by Prudential Financial, Inc. (the parent company of the Fund’s investment adviser) would be deemed an “interested person” under the 1940 Act. In addition, certain other relationships with Prudential Financial, Inc. or its subsidiaries, with registered broker-dealers, or with the Fund’s outside legal counsel may cause a person to be deemed an “interested person.” Before the Governance Committee decides to nominate an individual to the Board, Committee members and other Board members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under Commission and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company.

Board Committee Meetings (for most recently completed fiscal year)

Fund Name	Audit Committee	Governance Committee
The Prudential Series Fund	4	5

Share Ownership. Information relating to each Trustee’s share ownership in the indicated Fund(s) and in all registered funds in the PI-advised funds that are overseen by the respective Trustee as of the most recently completed calendar year is set forth in the chart below.

Trustee Share Ownership—The Prudential Series Fund

Name	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Fund Complex
Saul K. Fenster	None	Over $100,000
Delayne Dedrick Gold	None	Over $100,000
Julian A. Lerner	None	None
W. Scott McDonald, Jr.	None	Over $100,000
Thomas T. Mooney	None	Over $100,000
Thomas M. O’Brien	None	Over $100,000
John A. Pileski	None	$10,000-$50,000
F. Don Schwartz	None	Over $100,000
David R. Odenath	None	Over $100,000
Robert F. Gunia	None	Over $100,000

None of the Independent Trustees, or any member of his / her immediate family, owned beneficially or of record any securities in an investment adviser or principal underwriter of the Fund or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund as of the most recently completed calendar year.

Shareholder Communications with the Board of Trustees. Shareholders of the Fund can communicate directly with the Board of Trustees by writing to the Chair of the Board, c/o the Fund, P.O. Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Trustee by writing to that Trustee, c/o the Fund, P.O. Box 13964, Philadelphia, PA 19176. Such communications to the Board or individual Trustees are not screened before being delivered to the addressee.

MANAGEMENT & ADVISORY ARRANGEMENTS

Manager. The Manager of the Fund is Prudential Investments LLC (PI or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102. As of December 31, 2005, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $94.9 billion. PI is a wholly-owned subsidiary of PIFM HoldCo., Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential).

Pursuant to Management Agreements with the Fund (collectively, the Management Agreement), PI, subject to the supervision of the Fund’s Board and in conformity with the stated policies of the Fund, manages both the investment operations of each Portfolio and the composition of the Fund’s portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, PI is obligated to keep certain books and records of the Fund. PI is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Fund. PI will continue to have responsibility

15

for all investment advisory services performed pursuant to any such subadvisory agreements. PI will review the performance of the Subadviser(s) and make recommendations to the Board with respect to the retention of investment advisers and the renewal of contracts. PI also administers the Fund’s corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by, the Fund’s custodian (the Custodian), and the Fund’s transfer agent. The management services of PI to the Fund are not exclusive under the terms of the Management Agreement and PI is free to, and does, render management services to others.

In connection with its management of the corporate affairs of the Fund, PI bears the following expenses:

•                  the salaries and expenses of all of its and the Fund’s personnel except the fees and expenses of Independent Trustees;

•                  all expenses incurred by the Manager or the Fund in connection with managing the ordinary course of a Fund’s business, other than those assumed by the Fund as described below; and

•                  the fees, costs and expenses payable to any investment subadviser(s) pursuant to a Subadvisory Agreement(s) between PI and such investment subadviser(s).

Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses:

•                  the fees and expenses incurred by the Fund in connection with the management of the investment and reinvestment of the Fund’s assets payable to the Manager;

•                  the fees and expenses of Independent Trustees;

•                  the fees and certain expenses of the custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund’s shares;

•                  the charges and expenses of the Fund’s legal counsel and independent auditors;

•                  brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities (and futures, if applicable) transactions;

•                  all taxes and corporate fees payable by the Fund to governmental agencies;

•                  the fees of any trade associations of which the Fund may be a member;

•                  the cost of share certificates representing and/or non-negotiable share deposit receipts evidencing shares of the Fund;

•                  the cost of fidelity, directors and officers and errors and omissions insurance;

•                  the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission and paying notice filing fees under state securities laws, including the preparation and printing of the Fund’s registration statements and prospectuses for such purposes;

•                  allocable communications expenses with respect to investor services and all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing reports and notices to shareholders;

•                  litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business and distribution and service (12b-1) fees.

The Management Agreement provides that PI will not be liable for any error of judgment by PI or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. The Management Agreement provides that it will terminate automatically, if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either PI or a Fund by the Board or vote of a majority of the outstanding voting securities of the Fund, (as defined in the 1940 Act) upon not more than 60 days nor less than 30 days written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

Fees payable under the Management Agreement are computed daily and paid monthly. PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of a Portfolio. Management fee waivers and subsidies will increase a Portfolio’s total return. These voluntary waivers may be terminated at any time without notice. Any fee waivers which may be in effect are discussed in the Fund’s Prospectus

The table below sets forth the applicable contractual management fee rate and the management fees received by PI from the Fund for each Portfolio for the indicated fiscal years.

The manager-of-managers structure operates under an order issued by the SEC. The current order permits us to hire subadvisers or amend subadvisory agreements, without shareholder approval, only with subadvisers that are not affiliated with Prudential Financial, Inc. The current order imposes the following conditions:

THE PRUDENTIAL SERIES FUND 16

1. PI will provide general management and administrative services to the Fund including overall supervisory responsibility for the general management and investment of the Fund’s securities portfolio, and, subject to review and approval by the Board, will (a) set the Portfolios’ overall investment strategies; (b) select subadvisers; (c) monitor and evaluate the performance of subadvisers; (d) allocate and, when appropriate, reallocate a Portfolio’s assets among its subadvisers in those cases where a Portfolio has more than one subadviser; and (e) implement procedures reasonably designed to ensure that the subadvisers comply with the Fund’s investment objectives, policies, and restrictions.

2. Before a Portfolio may rely on the order, the operation of the Portfolio in the manner described in the Application will be approved by a majority of its outstanding voting securities, as defined in the Investment Company Act, or, in the case of a new Portfolio whose public shareholders purchased shares on the basis of a prospectus containing the disclosure contemplated by condition (4) below, by the sole shareholder before offering of shares of such Portfolio to the public.

3. The Fund will furnish to shareholders all information about a new subadviser or subadvisory agreement that would be included in a proxy statement. Such information will include any change in such disclosure caused by the addition of a new subadviser or any proposed material change in a Portfolio’s subadvisory agreement. The Fund will meet this condition by providing shareholders with an information statement complying with the provisions of Regulation 14C under the Securities Exchange Act of 1934 (the Exchange Act), as amended, and Schedule 14C thereunder. With respect to a newly retained subadviser, or a change in a subadvisory agreement, this information statement will be provided to shareholders of the Portfolio a maximum of ninety (90) days after the addition of the new subadviser or the implementation of any material change in a subadvisory agreement. The information statement will also meet the requirements of Schedule 14A under the Exchange Act.

4. The Fund will disclose in its prospectus the existence, substance and effect of the order granted pursuant to the Application.

5. No Director or officer of the Fund or director or officer of PI will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by such director or officer) any interest in any subadviser except for (a) ownership of interests in PI or any entity that controls, is controlled by or is under common control with PI, or (b) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is either a subadviser or any entity that controls, is controlled by or is under common control with a subadviser.

6. PI will not enter into a subadvisory agreement with any subadviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act, of the Fund or PI other than by reason of serving a subadviser to one or more Portfolios (an “Affiliated Subadviser”) without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the applicable Portfolio.

7. At all times, a majority of the members of the Board will be persons each of whom is not an “interested person” of the Fund as defined in Section 2(a)(19) of the Investment Company Act (“Independent Directors”), and the nomination of new or additional Independent Directors will be placed within the discretion of the then existing Independent Directors.

8. When a subadviser change is proposed for a Portfolio with an Affiliated Subadviser, the Board, including a majority of the Independent Directors, will make a separate finding, reflected in the Board’s minutes, that such change is in the best interests of the Portfolio and its shareholders and does not involve a conflict of interest from which PI or the Affiliated subadviser derives an inappropriate advantage.

Management Fee Rates and Management Fees Paid by the Fund

Portfolio	Fee Rate	2005	2004	2003
Conservative Balanced	0.55% of average daily net assets	$15,374,476	$15,644,479	$14,928,039
Diversified Bond	0.40% of average daily net assets	4,870,124	5,461,750	5,649,956
Diversified Conservative Growth	0.75% of average daily net assets	1,178,872	1,251,800	1,192,995
Equity	0.45% of average daily net assets	18,375,266	17,841,307	15,723,338
Flexible Managed	0.60% of average daily net assets	21,440,131	22,218,623	20,078,030
Global	0.75% of average daily net assets	5,523,966	4,916,113	4,273,255
Government Income	0.40% of average daily net assets	1,598,279	1,730,251	1,982,987
High Yield Bond	0.55% of average daily net assets	8,815,582	8,083,755	7,095,408
Jennison	0.60% of average daily net assets	12,926,183	11,650,035	9,507,138
Jennison 20/20 Focus	0.75% of average daily net assets	1,529,486	981,790	570,076
Money Market	0.40% of average daily net assets	3,613,954	3,683,849	4,765,229
Natural Resources	0.45% of average daily net assets	3,576,998	2,446,574	1,828,730
Small Capitalization Stock	0.40% of average daily net assets	2,897,737	2,638,921	2,038,923

17

Stock Index	0.35% of average daily net assets up to $4 billion; 0.30% of average daily net assets over $4 billion	11,110,301	10,304,686	8,883,674
Value	0.40% of average daily net assets	6,558,856	5,967,723	5,132,821
SP AIM Core Equity	0.85% of average daily net assets	282,497	224,337	147,520
SP Davis Value	0.75% of average daily net assets	2,213,998	2,345,285	1,838,356
SP Large Cap Value	0.80% of average daily net assets	5,712,657	2,870,992	409,060
SP LSV International Value	0.90% of average daily net assets	2,692,190	1,589,386	650,895
SP Mid Cap Growth	0.80% of average daily net assets	1,064,841	625,848	266,823
SP PIMCO High Yield	0.60% of average daily net assets	2,043,640	1,638,357	975,775
SP PIMCO Total Return	0.60% of average daily net assets	8,009,402	5,734,119	4,008,826
SP Prudential U.S. Emerging Growth	0.60% of average daily net assets	949,735	815,744	575,081
SP Small Cap Growth	0.95% of average daily net assets	1,634,440	1,090,179	195,610
SP Small Cap Value	0.90% of average daily net assets	3,442,199	2,765,394	1,354,612
SP Strategic Partners Focused Growth	0.90% of average daily net assets	620,451	412,271	225,063
SP T. Rowe Price Large Cap Growth	0.90% of average daily net assets	597,957	849,105	817,116
SP William Blair International Growth	0.85% of average daily net assets	3,621,302	2,535,914	922,491
SP Aggressive Growth Asset Allocation	*	78,648	46,990	14,520
SP Balanced Asset Allocation	*	525,037	318,686	130,242
SP Conservative Asset Allocation	*	268,995	184,191	93,693
SP Growth Asset Allocation	*	438,322	242,689	88,014

*Each Asset Allocation Portfolio invests only in shares of other underlying Fund Portfolios. The management fee for each Asset Allocation Portfolio excludes management fees of the underlying Fund Portfolios. The only management fee paid by each Asset Allocation Portfolio is the 0.05% fee paid to PI.

Fee Waivers/Subsidies

PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Portfolios. Fee waivers and subsidies will increase a Portfolio’s return. In addition, the only expense charged to the Asset Allocation Portfoilios is a management fee. All other expenses attributable to these Portfolios are borne by PI.

For the period of July 1, 2005 through June 30, 2006, PI has voluntarily agreed to waive a portion of its management fee and/or limit total expenses (expressed as a percentage of total assets) for certain Portfolios of the Fund, as set forth in the table below. These arrangements may be discontinued or otherwise modified after June 30, 2006.

Fee Waivers & Expense Limitations
Portfolio	Fee Waiver and/or Expense Limitation
Conservative Balanced Portfolio	limit Portfolio expenses to 0.75% of total assets
Diversified Bond Portfolio	limit Portfolio expenses to 0.75% of total assets
Diversified Conservative Growth Portfolio	None
Equity Portfolio	limit Portfolio expenses to 0.75% of total assets
Flexible Managed Portfolio	limit Portfolio expenses to 0.75% of total assets
Global Portfolio	None
Government Income Portfolio	limit Portfolio expenses to 0.75% of total assets
High Yield Bond Portfolio	limit Portfolio expenses to 0.75% of total assets
Jennison Portfolio	limit Portfolio expenses to 0.75% of total assets
Jennison 20/20 Focus Portfolio	None
Money Market Portfolio	limit Portfolio expenses to 0.75% of total assets
Natural Resources Portfolio	limit Portfolio expenses to 0.75% of total assets
Small Capitalization Stock Portfolio	limit Portfolio expenses to 0.75% of total assets
Stock Index Portfolio	limit Portfolio expenses to 0.75% of total assets
Value Portfolio	limit Portfolio expenses to 0.75% of total assets
SP AIM Core Equity Portfolio	limit Portfolio expenses to 1.00% of total assets
SP Davis Value Portfolio	limit Portfolio expenses to 0.83% of total assets
SP Large-Cap Value Portfolio	limit Portfolio expenses to 0.90% of total assets
SP LSV International Value Portfolio	waive a portion or all of the management fee and reimburse expenses, if necessary, to limit total expenses (expressed as a percentage of total assets) to 1.10%
SP Mid-Cap Growth Portfolio	limit Portfolio expenses to 1.00% of total assets

THE PRUDENTIAL SERIES FUND 18

SP PIMCO High Yield Portfolio	limit Portfolio expenses to 0.82% of total assets
SP PIMCO Total Return Portfolio	limit Portfolio expenses to 0.76% of total assets
SP Prudential U.S. Emerging Growth Portfolio	limit Portfolio expenses to 0.90% of total assets
SP Small-Cap Growth Portfolio	limit Portfolio expenses to 1.15% of total assets
SP Small-Cap Value Portfolio	limit Portfolio expenses to 1.05% of total assets
SP Strategic Partners Focused Growth Portfolio	limit Portfolio expenses to 1.25% of total assets
SP T. Rowe Price Large-Cap Growth Portfolio

waive a portion or all of the management fee and reimburse expenses, if necessary to limit total expenses (expressed as a percentage of total assets) to 1.02% for the period July 1, 2005 through December 31, 2005 and to 1.06% for the period January 1, 2006 through June 30, 2006

SP William Blair International Growth Portfolio	limit Portfolio expenses to 1.24% of total assets
SP Asset Allocation Portfolios	limit Portfolio expenses to 0.20%

Subadvisers. PI has entered into Subadvisory Agreements with each of the Subadvisers named in the table appearing below. The Subadvisory Agreements provide that the Subadvisers will furnish investment advisory services in connection with the management of each Fund. In connection therewith, the Subadviser are obligated to keep certain books and records of the Fund. Under each Subadvisory Agreement, each Subadviser, subject to the supervision of PI, is responsible for managing the assets of a Portfolio in accordance with the Portfolio’s investment objectives, investment program and policies. The Subadvisers determine what securities and other instruments are purchased and sold for each Portfolio and are responsible for obtaining and evaluating financial data relevant to the Portfolio. PI continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises the Subadvisers’ performance of such services.

Pursuant to each Subadvisory Agreement, PI pays each Subadviser a fee. The tables below set forth the fee rates and fees paid by PI to each Subadviser for the three most recent fiscal years.

As discussed in the Prospectus, PI employs each Subadviser under a “manager of managers” structure that allows PI to replace the Subadvisers or amend a Subadvisory Agreement without seeking shareholder approval.PI is authorized to select (with approval of the Board’s independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser’s performance through quantitative and qualitative analysis and periodically reports to the Board as to whether each subadviser’s agreement should be renewed, terminated or modified. It is possible that PI will continue to be satisfied with the performance record of the existing subadvisers and not recommend any additional subadvisers. PI is also responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of the Portfolio’s assets, and PI can change the allocations without Board or shareholder approval. Shareholders will be notified of any new subadvisers or materially amended subadvisory agreements.

Portfolio Subadvisers and Fee Rates

Portfolio	Subadviser	Fee*
Conservative Balanced	Prudential Investment Management, Inc. (PIM)	0.275%
	Quantitative Management Associates LLC (QMA)	0.275%
Diversified Bond	PIM	0.20%
Diversified Conservative Growth	PIM	0.375%
	RS Investment Management, L.P.	0.50% for the first $150 million in assets; 0.45% over $150 million in assets
	Jennison Associates LLC (Jennison)	Growth Portion: 0.30% for the first $300 million in assets; 0.25% over $300 million in assets Value Portion: 0.375%
	Pacific Investment Management Co. LLC (PIMCO)	0.25%
	EARNEST Partners LLC	0.40%
Equity	Jennison	0.225%
	Salomon Brothers Asset Management Inc (SaBAM)	0.30% to $300 million; 0.15% over $300 million
Flexible Managed	PIM	0.30%
	QMA	0.30%
Global	William Blair & Company LLC (William Blair)	0.30% to $500 million; 0.25% over $500 million to $1 billion; 0.20% over $1 billion
	LSV Asset Management	0.45% to $150 million; 0.425% over $150 million to $300 million; 0.40% over $300 million to $450 million; 0.375% over $450 million to $750 million; 0.35% above $750 million

19

	Marsico Capital Management, LLC

0.40% of the Global Portfolio’s pro rata share of aggregate average daily net assets with certain accounts subadvised by Marsico to $1.5 billion and 0.35% of the Global Portfolio’s pro rata share of aggregate average daily net assets with certain accounts subadvised by Marsico over $1.5 billion**;

	T. Rowe Price Associates, Inc.	0.40% to $250 million; 0.375% over $250 million to $500 million; 0.35% over $500 million
Government Income	PIM	0.20%
High Yield Bond	PIM	0.275%
Jennison	Jennison

0.75% for first $10 million in assets;
0.50% for next $30 million in assets;
0.35% for next $25 million in assets;
0.25% for next $335 million in assets;
0.22% for next $600 million in assets;
0.20% for assets above $1 billion

Jennison 20/20 Focus	Jennison	Growth Portion: 0.30% for first $300 million in assets; 0.25% above $300 million in assets Value Portion: 0.375%
Money Market	PIM	0.06% to $500 million; 0.05% above $500 million to $1 billion; 0.03% above $1 billion to $2.5 billion; 0.02% over $2.5 billion
Natural Resources	Jennison	0.225%
Small Capitalization Stock	QMA	0.26%
Stock Index	QMA	0.175%
Value	Jennison	0.20%
SP AIM Core Equity	A I M Capital Management, Inc.	0.55% for first $500 million in assets; 0.50% over $500 million in assets
SP Davis Value	Davis Advisors	0.45% for first $100 million in assets; 0.40% for next $400 million in assets; 0.35% over $500 million in assets
SP Large Cap Value	J.P. Morgan Investment Management Inc.	0.30%
	Hotchkis and Wiley Capital Management LLC (HWCM)	0.30%
	Dreman Value Management LLC	0.30% to $250 million; 0.25% over $250 million to $500 million; 0.20% over $500 million
SP LSV International Value	LSV Asset Management	0.45% for first $150 million in assets; 0.425% for next $150 million in assets; 0.40% for next $150 million in assets; 0.375% for next $300 million in assets; 0.35% over $750 million in assets
SP Mid Cap Growth	Calamos Advisors LLC	0.45% on the first $100 million in assets 0.40% over $100 million in assets
SP PIMCO High Yield	PIMCO	0.25%
SP PIMCO Total Return	PIMCO	0.25%
SP Prudential U.S. Emerging Growth	Jennison	0.30%
SP Small Cap Growth	Eagle Asset Management	0.45% for first $100 million in assets; 0.40% over $100 million in assets
	Neuberger Berman Management Inc.	0.50% for first $100 million in assets; 0.45% for next $250 million in assets; 0.40% over $350 million in assets
SP Small Cap Value	Goldman Sachs Asset Management, L.P.	0.50% for first $500 million in assets; 0.45% over $500 million in assets
	SaBAM	0.40%
SP Strategic Partners Focused Growth	Jennison	0.30% for first $300 million in assets; 0.25% over $300 million in assets
	AllianceBernstein L.P.	0.60% for first $1 billion in assets; 0.55% over $1 billion in assets
SP T. Rowe Price Large—Cap Growth	T. Rowe Price Associates, Inc.	0.40% to $250 million; 0.375% over $250 million to $500 million; 0.35% over $500 million
SP William Blair International Growth	William Blair	0.30% for first $500 million; 0.25% for next $500 million; 0.20% over $1 billion

THE PRUDENTIAL SERIES FUND 20

Notes to Subadviser Fee Rate Table:

*For purposes of calculating the fee payable to certain Subadvisers, the assets managed by the Subadviser will be aggregated with one or more other Portfolios or Funds. Each such aggregation arrangement is set out below:

Calamos Advisors LLC (Calamos): The assets of the SP Mid Cap Growth Portfolio will be combined with the assets managed by Calamos in the Strategic Partners Opportunity Funds — New Era Growth Fund.

Eagle Asset Management (Eagle): The assets of the SP Small-Cap Growth Portfolio managed by Eagle will be combined with the assets of the American Skandia Trust AST Small-Cap Growth Portfolio managed by Eagle.

Goldman Sachs Asset Management, L.P. (GSAM): The assets of the SP Small Cap Value Portfolio will be combined with the assets managed by GSAM in the AST Goldman Sachs Small Cap Value Portfolio of the American Skandia Trust.

J.P. Morgan Investment Management Inc. (JP Morgan): The assets of the SP Large-Cap Value Portfolio managed by JP Morgan will be combined with the assets of the American Skandia Trust AST Large-Cap Value Portfolio managed by JP Morgan.

LSV Asset Management (LSV): The assets managed by LSV in the Global Portfolio will be combined with the assets of the LSV International Value Portfolio, the AST LSV International Value Portfolio of American Skandia Trust, and any other portfolio subadvised by LSV on behalf of PI.

Prudential Investment Management, Inc. (PIM): The assets of the Money Market Portfolio will be combined with the assets of the American Skandia Trust AST Money Market Portfolio.

RS Investment Management, L.P. (RS): The assets of the Diversified Conservative Growth Portfolio managed by RS will be combined with the assets managed by RS in any other portfolio subadvised by RS on behalf of PI.

SaBAM: The assets of the Equity Portfolio will be combined with the assets of any PI-advised retail fund counterpart to the Equity Portfolio.

T. Rowe Price Associates, Inc. (T. Rowe Price): The assets of the SP T. Rowe Price Large-Cap Growth Portfolio will be combined with the assets of the American Skandia Trust AST T. Rowe Price Large-Cap Growth Portfolio.

William Blair: The assets of the SP William Blair International Growth Portfolio will be combined with the assets in the Global Portfolio managed by William Blair and any other portfolio subadvised by William Blair on behalf of PI.

**Marsico Capital Management, LLC (Marsico): For purposes of calculating the fee payable to Marsico, the assets managed by Marsico in the Global Portfolio of the Fund will be aggregated with: (i) the portion of the Advanced Strategies Portfolio of the American Skandia Trust that is managed by Marsico, (ii) the American Skandia Trust AST Marsico Capital Growth Portfolio, (iii) each series of Strategic Partners Mutual Funds, Inc. that is managed by Marsico and identified by a Co-Manager and Marsico as being similar to the portion of the Global Portfolio managed by Marsico, (iv) the portion of the Large Capitalization Growth Portfolio of The Target Portfolio Trust that is managed by Marsico, (v) the portion of the Strategic Partners Conservative Allocation Fund of Strategic Partners Asset Allocation Funds managed by Marsico, (vi) the portion of the Strategic Partners Moderate Allocation Fund of Strategic Partners Asset Allocation Funds that is managed by Marsico,(vii) the portion of the Strategic Partners Growth Allocation Fund of Strategic Partners Asset Allocation Funds that is managed by Marsico, and (viii) other future large cap growth accounts under which Marsico provides substantially similar advisory or sub-advisory services and which Marsico and a Co-Manager, as applicable, mutually agree, in writing, may beincluded in determing the level of average daily net assets for purposes of the fee calculation.

Subadvisory Fees Paid by PI

Portfolio	Subadviser	2005	2004	2003
Conservative Balanced	PIM	$3,844,427	$3,441,786	$7,464,020
	QMA	3,844,426	4,380,454	—
Diversified Bond	PIM	2,435,062	2,730,875	2,824,978
Diversified Conservative Growth	Pacific Investment Management Company LLC (PIMCO)	148,720	151,079	146,264
	PIM	121,014	140,019	132,111
	RS Investment Management, L.P.	40,191	43,964	42,733
	Jennison	154,005	155,306	145,219
	EARNEST Partners LLC	30,713	34,126	33,512
Equity	Jennison	4,846,489	4,577,009	4,045,303
	GE Asset Management, Inc.	1,405,681	1,528,744	1,390,254
	Salomon Brothers Asset Management Inc	2,091,610	1,917,227	1,771,026
Flexible Managed	PIM	5,360,033	3,660,073	10,039,015
	QMA	5,360,033	7,443,239	—
Global	Jennison	2,536,683	2,458,057	2,136,627
	William Blair & Company LLC	45,996	—	—
	LSV Asset Management	68,784	—	—
	Marsico Capital Management LLC	58,426	—	—
	T. Rowe Price Associates, Inc.	58,119	566,070	544,744
Government Income	PIM	799,140	865,125	991,493
High Yield Bond	PIM	4,407,751	4,041,878	3,547,704
Jennison	Jennison	4,778,725	4,353,345	3,639,046
Jennison 20/20 Focus	Jennison	689,299	440,367	253,816
Money Market	PIM	1,806,977	1,841,924	2,382,615
Natural Resources	Jennison	1,788,498	1,223,288	914,365

21

Small Capitalization Stock	PIM	—	—	1,325,300
	QMA	1,717,334	1,715,300	—
Stock Index	PIM	—	—	4,441,837
	QMA	5,555,151	5,152,343	—
Value	Jennison	3,279,428	2,983,862	2,556,411
SP AIM Core Equity	A I M Capital Management, Inc.	182,792	145,159	95,454
SP Davis Value	Davis Advisors	1,230,799	1,300,819	1,030,457
SP Large Cap Value	Fidelity Management & Research Co.	—	19,163	255,662
	J.P. Morgan Investment Management, Inc.	1,069,782	529,879	—
	Hotchkis and Wiley Capital Management LLC	1,072,762	535,245	—
SP LSV International Value	Deutsche Asset Management Investment Services Ltd.	—	833,671	397,769
	LSV Asset Management	1,246,316	115,513	—
SP Mid Cap Growth	Calamos Advisors LLC	572,392	344,231	149,865
SP PIMCO High Yield	PIMCO	243,324	682,649	406,573
SP PIMCO Total Return	PIMCO	3,337,250	2,389,216	1,670,344
SP Prudential U.S. Emerging Growth	Jennison	474,867	407,872	287,541
SP Small Cap Growth	Eagle Asset Management	263,109	—	—
	Neuberger Berman Management, Inc.	288,340	—	—
	INVESCO Institutional (N.A.)	—	72,956	113,248
	State Street Research and Management Company	299,624	494,398	—
SP Small Cap Value	Fidelity Management and Research Company	—	74,852	827,818
	Goldman Sachs Asset Management, L.P.	1,827,998	1,469,786	—
	Salomon Brothers Asset Management Inc	64,871	—	—
SP Strategic Partners Focused Growth	AllianceBernstein L.P.	192,394	130,677	71,802
	Jennison	110,593	72,085	39,120
SP T. Rowe Price Large Cap Growth	AllianceBernstein L.P.	370,242	566,070	544,744
	T. Rowe Price Associates, Inc.	18,931	—	—
SP William Blair International Growth	Jennison	—	502,018	651,170
	William Blair & Company LLC	1,051,690	519,150	—

Additional Information About the Portfolio Managers – Other Accounts and Fund Ownership. The following tables set forth information about each Portfolio and accounts other than the Portfolio for which each Portfolio’s portfolio managers are primarily responsible for the day-to-day portfolio management as of the Fund’s most recently completed fiscal year. The table shows, for each portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface. The tables also set forth the dollar range of equity securities of each Portfolio of the Fund beneficially owned by the Portfolio Managers as of the Fund’s most recently completed fiscal year

Conservative Balanced Portfolio

Subadviser(s)	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles*	Other Accounts*	Ownership of Fund Securities

PIM	Kay T. Willcox	5 registered investment companies with $1,298.4 million in total assets under management.	12 other pooled investment vehicles with $1,319.9 million in total assets under management.	22 other accounts with $3,499.6 million in total assets under management.	None
	Malcolm Dalrymple	4 registered investment companies with $629.2 million in total assets under management.	10 other pooled investment vehicles with $668.5 million in total assets under management.	12 other accounts with $1,300.8 million in total assets under management.	None
QMA	Margaret Stumpp	20 registered investment companies** with $10,541.6 million in total assets under management.	21 other pooled investment vehicles** with $4,940.7 million in total assets under management.	85 other accounts** with $16,947.7 million in total assets under management***.	None
	John Moschberger	3 registered investment companies** with $5,835.4 million in total assets under management.	16 other pooled investment vehicles** with $15,082.4 million in total assets under management.	3 other accounts** with $2,195.4 million in total assets under management***.	None
	Michael Lenarcic	20 registered investment companies** with $10,541.6 million in total assets under management.	20 other pooled investment vehicles** with $4,938.6 million in total assets under management.	84 other accounts** with $16,884.2 million in total assets under management***.	None

THE PRUDENTIAL SERIES FUND 22

Subadviser(s)	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles*	Other Accounts*	Ownership of Fund Securities
	Stacie Mintz	20 registered investment companies** with $10,541.6 million in total assets under management.	21 other pooled investment vehicles** with $4,938.6 million in total assets under management.	84 other accounts** with $16,884.2 million in total assets under management***.	None

Diversified Bond Portfolio

Subadviser(s)	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles*	Other Accounts*	Ownership of Fund Securities
PIM	Steven Kellner	2 registered investment companies with $354.7 million in total assets under management.	2 other pooled investment vehicles with 26.2 million in total assets under management.	10 other accounts with $4,829.4 million in total assets under management, out of which 1 other account with $272.7 million in assets has performance-based fees.	None
	Robert Tipp	20 registered investment companies with $6,616.2 million in total assets under management.	25 other pooled investment vehicles with $2,783.5 million in total assets under management.	43 other accounts with $22,832.5 million in total assets under management.	None
	David Bessey	6 registered investment companies with $1,736.2 million in total assets under management.	26 other pooled investment vehicles with $1,295.7 million in total assets under management, out of which 3 other pooled investment vehicles with $120.4 million in assets have performance-based fees.	16 other accounts with $3,390.1 million in total assets under management, out of which 1 other account with $58.2 million in assets has performance-based fees.	None

Diversified Conservative Growth Portfolio

Subadviser(s)	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles*	Other Accounts*	Ownership of Fund Securities
EARNEST Partners LLC	Paul E. Viera	12 registered investment companies with $3,015.9 million in total assets under management.	8 other pooled investment vehicle with $18.2 million in total assets under management , out of which 1 other pooled investment vehicle with $25.5 million in assets has performance-based fees.	272 other accounts with $15,610.2 million in total assets under management, out of which 9 other accounts with $580.7 million in assets have performance-based fees.	None
Pacific Investment Management Company LLC	Chris Dialynas	8 registered investment companies with $2,852.7 million in total assets under management.	14 other pooled investment vehicles with $6,723.2 million in total assets under management.	105 other accounts with $43,030.5 million in total assets under management, out of which 10 other accounts with $3,079.6 million in assets have performance-based fees.	None
PIM	Paul Appleby	3 registered investment companies with $2,899.5 million in total assets under management.	20 other pooled investment vehicles with $1,560.7 million in total assets under management, out of which 4 other pooled investment vehicles with $151.4 million in assets have performance-based fees.*	9 other accounts with $6,502.3 million in total assets under management.*	None
	David Bessey	6 registered investment companies with $1,808.8 million in total assets under management.	26 other pooled investment vehicles with $1,295.7 million in total assets under management, out of which 3 other pooled investment vehicles with $120.4 million in assets have performance-based fees.*	16 other accounts with $3,390.1 million in total assets under management, out of which 1 other account with $58.2 million in assets has performance-based fees.*	None

23

	Richard Burns	3 registered investment companies with $2,899.5 million in total assets under management.	20 other pooled investment vehicles with $1,560.8 million in total assets under management, out of which 4 other pooled investment vehicles with $151.4 million in assets have performance-based fees.*	11 other accounts with $6,812.4 million in total assets under management.*	None
	Michael J. Collins	9 registered investment companies with $3,094.7 million in total assets under management.	8 other pooled investment vehicles with $433.5 million in total assets under management.*	10 other accounts with $1,186.5 million in total assets under management.*	None
	Stephen Haeckel	3 registered investment companies with $2,899.5 million in total assets under management.	20 other pooled investment vehicles with $1,560.7 million in total assets under management, out of which 4 other pooled investment vehicles with $151.4 million in assets have performance-based fees.*	9 other accounts with $6,591.2 million in total assets under management.*	None
	Terence Wheat	3 registered investment companies with $2,899.5 million in total assets under management.	20 other pooled investment vehicles with $1,560.8 million in total assets under management, out of which 4 other pooled investment vehicles with $151.4 million in assets have performance-based fees.*	9 other accounts with $6,591.2 million in total assets under management.*	None
Jennison	Avi Z. Berg	2 registered investment companies with $2,768.5 million in total assets under management.	0 other pooled investment vehicles with $0 million in total assets under management.	1 other account with $27.8 million in total assets under management. (Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios.)	None
	David A. Kiefer	11 registered investment companies with $10,692.2 million in total assets under management.	5 other pooled investment vehicles with $1,272.9 million in total assets under management.

1 other account with $27.8 million in total assets under management. (Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios and the assets of a non-discretionary institutional account managed using a model portfolio.)

None
	Michael A. Del Balso	16 registered investment companies with $11,578.5 million in total assets under management.	5 other pooled investment vehicles with $1,561.7 million in total assets under management.	17 other accounts with $1,452.2 million in total assets under management.(Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios.)	None
	Kathleen A. McCarragher	13 registered investment companies with $8,964.5 million in total assets under management.	5 other pooled investment vehicles with $640.0 million in total assets under management.	48 other accounts with $5,754.2 million in total assets under management.	None
	Spiros “Sig” Segalas	16 registered investment companies with $20,980.5 million in total assets under management.	2 other pooled investment vehicles with $305.6 million in total assets under management.	9 other accounts with $2,903.4 million in total assets under management.	None

THE PRUDENTIAL SERIES FUND 24

RS Investment Management, L.P.	Bill Wolfenden	9 registered investment companies with $810.3 million in total assets under management.	0 other pooled investment vehicles with $0 million in total assets under management.	4 other accounts with $24.2 million in total assets under management.	None

Equity Portfolio

Subadviser(s)	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Jennison	Blair A. Boyer	4 registered investment companies with $2,312.1 million in total assets under management.	4 other pooled investment vehicles with $447.2 million in total assets under management.

19 other accounts with $2,167.3 million in total assets under management. (Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios and the assets of a non-discretionary institutional account managed using a model portfolio.)

None
	David A. Kiefer	11 registered investment companies with $8,366.1 million in total assets under management.	5 other pooled investment vehicles with $1,272.9 million in total assets under management.

1 other account with $27.8 million in total assets under management.(Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios and the assets of a non-discretionary institutional account managed using a model portfolio.)

None
	Spiros “Sig” Segalas	16 registered investment companies with $18,655.5 million in total assets under management.	2 other pooled investment vehicles with $305.6 million in total assets under management.	9 other accounts with $2,903.4 million in total assets under management.	None
Salomon Brothers Asset Management Inc	Michael Kagan	4 registered investment companies with $2,610 million in total assets under management.	2 other pooled investment vehicles with $510 million in total assets under management.	1 other account with $20 million in total assets under management.	None
	Kevin Caliendo	7 registered investment companies with $2,400 million in total assets under management.	0 other pooled investment vehicles with $0 million in total assets under management.	0 other accounts with $0 million in total assets under management.	None

Flexible Managed Portfolio

Subadviser(s)	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles*	Other Accounts*	Ownership of Fund Securities
PIM	Kay T. Willcox	5 registered investment companies with $1,362.9 million in total assets under management.	12 other pooled investment vehicles with $1,319.9 million in total assets under management.	22 other accounts with $3,499.6 million in total assets under management.	None
	Malcolm Dalrymple	4 registered investment companies with $646.8 million in total assets under management.	10 other pooled investment vehicles with $668.5 million in total assets under management.	12 other accounts with $1,300.8 million in total assets under management.	None
QMA	Stacie Mintz	19 registered investment companies** with $7,235.5 million in total assets under management.	20 other pooled investment vehicles** with $4,938.6 million in total assets under management.	84 other accounts** with $16,884.2 million in total assets under management***.	None
	Michael Lenarcic	19 registered investment companies** with $7,235.5 million in total assets under management.	20 other pooled investment vehicles** with $4,938.6 million in total assets under management.	84 other accounts** with $16,884.2 million in total assets under management***.	None

25

Margaret Stumpp	19 registered investment companies** with $7,235.5 million in total assets under management.	21 other pooled investment vehicles** with $4,940.7 million in total assets under management.	85 other accounts** with $16,947.7 million in total assets under management***.	over $100,000

Global Portfolio

Subadviser(s)	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
LSV Asset Management	Robert Vishny	25 registered investment companies with $7,100 million in total assets under management.	22 other pooled investment vehicles with $4,803.7 million in total assets under management.	459 other accounts with $40,033.6 million in total assets under management, out of which 17 other accounts with $1,700 million in assets have performance-based fees.	None
	Menno Vermeulen	25 registered investment companies with $7,100 million in total assets under management.	22 other pooled investment vehicles with $4,803.7 million in total assets under management.	459 other accounts with $40,033.6 million in total assets under management, out of which 17 other accounts with $1,700 million in assets have performance-based fees.	None
	Josef Lakonishok	25 registered investment companies with $7,100 million in total assets under management.	22 other pooled investment vehicles with $4,803.7 million in total assets under management.	459 other accounts with $40,033.6 million in total assets under management, out of which 17 other accounts with $1,700 million in assets have performance-based fees.	None
	Puneet Mansharamani	25 registered investment companies with $7,100 million in total assets under management.	22 other pooled investment vehicles with $4,803.7 million in total assets under management.	459 other accounts with $40,033.6 million in total assets under management, out of which 17 other accounts with $1,700 million in assets have performance-based fees.	None
Marsico Capital Management, LLC	Thomas F. Marsico	38 registered investment companies with $29,237.1 million in total assets under management.	12 other pooled investment vehicles with $1,555.6 million in total assets under management.

203 other accounts with $23,951.9 million in total assets under management. (one of the ‘other accounts’ is a wrap fee platform which include 25,887 underlying clients for total assets of $9,782.7 million.)

None
T. Rowe Price Associates, Inc.	Brian C. Rogers	13 registered investment companies with $29,246.7 million in total assets under management.	1 other pooled investment vehicles with $324.4 million in total assets under management.	15 other accounts with $_1,196.0 million in total assets under management.	None
David Giroux

0 registered investment companies with $0 million in total assets under management. (David Giroux joined the Investment Advisory Committee team for the T.Rowe Price subadvised portion of the Global Portfolio on May 1, 2006. As of the December 31, 2005 reporting period, Mr. Giroux did not have any reportable assets under management.)

0 other pooled investment vehicles with $0 million in total assets under management.(David Giroux joined the Investment Advisory Committee team for the T.Rowe Price subadvised portion of the Global Portfolio on May 1, 2006. As of the December 31, 2005 reporting period, Mr. Giroux did not have any reportable assets under management.)

0 other accounts with $0 million in total assets under management.(David Giroux joined the Investment Advisory Committee team for the T.Rowe Price subadvised portion of the Global Portfolio on May 1, 2006. As of the December 31, 2005 reporting period, Mr. Giroux did not have any reportable assets under management.)

None
	John D. Linehan	5 registered investment companies with $4,641.2 million in total assets under management.	3 other pooled investment vehicles with $466.9 million in total assets under management.	14 other accounts with $1,196.1 million in total assets under management.	None

THE PRUDENTIAL SERIES FUND 26

William Blair & Company LLC	W. George Grieg	7 registered investment companies with $6,838.7 million in total assets under management.	15 other pooled investment vehicles with $4,044.5 million in total assets under management.	4,434 other accounts with $6,186.6 million in total assets under management.	None

Government Income Portfolio

Subadviser(s)	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles*	Other Accounts*	Ownership of Fund Securities
PIM	Robert Tipp	20 registered investment companies with $7,508.5 million in total assets under management.	25 other pooled investment vehicles with $2,783.5 million in total assets under management.	43 other accounts with $22,832.5 million in total assets under management.	None
	Richard Piccirillo	8 registered investment companies with $2,962.9 million in total assets under management.	16 other pooled investment vehicles with $1,389.2 million in total assets under management.	32 other accounts with $3,872.3 million in total assets under management, out of which 1 other account with $3.6 million in assets has performance-based fees.	None

High Yield Bond Portfolio

Subadviser(s)	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles*	Other Accounts*	Ownership of Fund Securities
PIM	Paul Appleby	3 registered investment companies with $_1,518.2 million in total assets under management.	20 other pooled investment vehicles with $1,560.8 million in total assets under management, out of which 4 other pooled investment vehicles with $151.4 million in assets have performance-based fees.	9 other accounts with $6,502.3 million in total assets under management.	None
	David Bessey	6 registered investment companies with $1,727.5 million in total assets under management.	26 other pooled investment vehicles with $1,295.7 million in total assets under management, out of which 3 other pooled investment vehicles with $120.4 million in assets have performance-based fees.	16 other accounts with $3,390.1 million in total assets under management, out of which 1 other account with $58.2 million in assets has performance-based fees.	None
	Richard Burns	3 registered investment companies with $1,518.1 million in total assets under management.	20 other pooled investment vehicles with $1,560.8 million in total assets under management, out of which 4 other pooled investment vehicles with $151.4 million in assets have performance-based fees.	11 other accounts with $6,812.4 million in total assets under management.	None
	Michael J. Collins	9 registered investment companies with $1,713.3 million in total assets under management.	8 other pooled investment vehicles with $433.5 million in total assets under management.	10 other accounts with $1,186.5 million in total assets under management.	None
	Stephen Haeckel	3 registered investment companies with $1,518.1 million in total assets under management.	20 other pooled investment vehicles with $1,560.8 million in total assets under management, out of which 4 other pooled investment vehicles with $151.4 million in assets have performance-based fees.	9 other accounts with $6,591.2 million in total assets under management.	None
	Terence Wheat	3 registered investment companies with $1,518.2 million in total assets under management.	20 other pooled investment vehicles with $1,560.8 million in total assets under management, out of which 4 other pooled investment vehicles with $151.4 million in assets have performance-based fees.	9 other accounts with $6,591.2 million in total assets under management.	None

27

Jennison Portfolio

Subadviser(s)	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles*	Other Accounts*	Ownership of Fund Securities
Jennison	Spiro “Sig” Segalas	16 registered investment companies with $18,688.1 million in total assets under management.	2 other pooled investment vehicles with $305.6 million in total assets under management.	9 other accounts with $2,903.4 million in total assets under management.	None
	Michael A. Del Balso	16 registered investment companies with $9,286.0 million in total assets under management.	5 other pooled investment vehicles with $1,561.7 million in total assets under management.	17 other accounts with $1,452.2 million in total assets under management.(Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios.)	None
	Kathleen A. McCarragher	13 registered investment companies with $6,672.0 million in total assets under management.	5 other pooled investment vehicles with $640.0 million in total assets under management.	48 other accounts with $5,754.2 million in total assets under management.	None

Jennison 20/20 Focus Portfolio

Subadviser(s)	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles*	Other Accounts*	Ownership of Fund Securities
Jennison	Spiros “Sig” Segalas	16 registered investment companies with $20,883.7 million in total assets under management.	2 other pooled investment vehicles with $305.6 million in total assets under management.	9 other accounts with $2,903.4 million in total assets under management.	None
	David A. Kiefer	11 registered investment companies with $10,592.8 million in total assets under management.	5 other pooled investment vehicles with $1,272.9 million in total assets under management.

1 other account with $27.8 million in total assets under management.(Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios and the assets of a non-discretionary institutional account managed using a model portfolio.)

None

Natural Resources Portfolio

Subadviser(s)	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles*	Other Accounts*	Ownership of Fund Securities
Jennison	Michael A. Del Balso	16 registered investment companies with $10,580.6 million in total assets under management.	5 other pooled investment vehicles with $1,561.7 million in total assets under management.	17 other accounts with $1,452.2 million in total assets under management.(Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios.)	None
	David A. Kiefer	11 registered investment companies with $9,693.2 million in total assets under management.	5 other pooled investment vehicles with $1,272.9 million in total assets under management.

1 other account with $27.8 million in total assets under management. (Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios and the assets of a non-discretionary institutional account managed using a model portfolio.)

None

THE PRUDENTIAL SERIES FUND 28

Small Capitalization Stock Portfolio

Subadviser(s)	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles*	Other Accounts*	Ownership of Fund Securities
QMA	Wai Chiang	3 registered investment companies** with $6,698.1 million in total assets under management.	16 other pooled investment vehicles** with $15,082.4 million in total assets under management.	3 other accounts** with $2,195.4 million in total assets under management.	None

Stock Index Portfolio

Subadviser(s)	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles*	Other Accounts*	Ownership of Fund Securities
QMA	John Moschberger	3 registered investment companies** with $4,222.7 million in total assets under management.	16 other pooled investment vehicles** with $15,082.4 million in total assets under management.	3 other accounts** with $2,195.4 million in total assets under management.	$50,001-$100,000

SP AIM Core Equity Portfolio

Subadviser(s)	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
AIM Capital Management	Ronald S. Sloan	9 registered investment companies with $15,096.4 million in total assets under management.	1 other pooled investment vehicles with $11.1 million in total assets under management	9451 other accounts with $2,219.9 million in total assets under management.	None

SP Davis Value Portfolio

Subadviser(s)	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Davis Advisors	Christopher C. Davis	24 registered investment companies with $57,000 million in total assets under management.	10 other pooled investment vehicles with $1,000 million in total assets under management.	37,500 other accounts with $11,000 million in total assets under management. (Primarily managed money/wrap accounts that require a minimum of $100,000)	None
	Kenneth C. Feinberg	24 registered investment companies with $57,000 million in total assets under management.	10 other pooled investment vehicles with $1,000 million in total assets under management.	37,500 other accounts with $11,000 million in total assets under management. (Primarily managed money/wrap accounts that require a minimum of $100,000)	None

SP Large Cap Value Portfolio

Subadviser(s)	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles*	Other Accounts*	Ownership of Fund Securities
Hotchkis and Wiley Capital Management LLC	Sheldon Lieberman	18 registered investment companies with $15,300 million in total assets under management, out of which 1 registered investment company with $2,300 million in assets has performance-based fees.	9 other pooled investment vehicles with $967 million in total assets under management.	148 other accounts with $12,900 million in total assets under management, out of which 6 other accounts with $1,100 million in assets have performance-based fees.	None
	George Davis	18 registered investment companies with $15,300 million in total assets under management, out of which 1 registered investment company with $2,300 million in assets has performance-based fees.	9 other pooled investment vehicles with $967 million in total assets under management.	148 other accounts with $12,900 million in total assets under management, out of which 6 other accounts with $1,100 million in assets have performance-based fees.	None
	Joe Huber	18 registered investment companies with $15,300 million in total assets under management, out of which 1 registered investment company with $2,300 million in assets has performance-based fees.	9 other pooled investment vehicles with $967 million in total assets under management.	148 other accounts with $12,900 million in total assets under management, out of which 6 other accounts with $1,100 million in assets have performance-based fees.	None

29

	Patricia McKenna	18 registered investment companies with $15,300 million in total assets under management, out of which 1 registered investment company with $2,300 million in assets has performance-based fees.	9 other pooled investment vehicles with $967 million in total assets under management.	148 other accounts with $12,900 million in total assets under management, out of which 6 other accounts with $1,100 million in assets have performance-based fees.	None
	Stan Majcher	18 registered investment companies with $15,300 million in total assets under management, out of which 1 registered investment company with $2,300 million in assets has performance-based fees.	9 other pooled investment vehicles with $967 million in total assets under management.	148 other accounts with $12,900 million in total assets under management, out of which 6 other accounts with $1,100 million in assets have performance-based fees.	None
J.P. Morgan Investment Management, Inc.	Terance Chen	13 registered investment companies with $4,350 million in total assets under management.	6 other pooled investment vehicles with $1,719 million in total assets under management.	10 other accounts with $2,000 million in total assets under management.	None
	Raffaele Zingone	9 registered investment companies with $1,359 million in total assets under management.	4 other pooled investment vehicles with $2,340 million in total assets under management.	19 other accounts with $13,687 million in total assets under management.	None
Dreman Value Management	David N. Dreman	15 registered investment companies with $10,300 million in total assets under management.	3 other pooled investment vehicles with $48 million in total assets under management.	108 other accounts with $2,800 million in total assets under management.	None
	Nelson P. Woodard	4 registered investment companies with $1,600 million in total assets under management.	0 other pooled investment vehicles with $0 million in total assets under management.	14 other accounts with $94 million in total assets under management.	None

SP LSV International Value Portfolio

Subadviser(s)	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
LSV Asset Management	Josef Lakonishok	25 registered investment companies with $7,100 million in total assets under management.	22 other pooled investment vehicles with $4,803.7 million in total assets under management.	459 other accounts with $40,033.6 million in total assets under management, out of which 17 other accounts with $1,700 million in assets have performance-based fees.	None
	Robert Vishny	25 registered investment companies with $7,100 million in total assets under management.	22 other pooled investment vehicles with $4,803.7 million in total assets under management.	459 other accounts with $40,033.6 million in total assets under management, out of which 17 other accounts with $1,700 million in assets have performance-based fees.	None
	Menno Vermeulen	25 registered investment companies with $7,100 million in total assets under management.	22 other pooled investment vehicles with $4,803.7 million in total assets under management.	459 other accounts with $40,033.6 million in total assets under management, out of which 17 other accounts with $1,700 million in assets have performance-based fees.	None
	Puneet Mansharamani	25 registered investment companies with $7,100 million in total assets under management.	22 other pooled investment vehicles with $4,803.7 million in total assets under management.	459 other accounts with $40,033.6 million in total assets under management, out of which 17 other accounts with $1,700 million in assets have performance-based fees.	None

SP Mid Cap Growth Portfolio

THE PRUDENTIAL SERIES FUND 30

Subadviser(s)	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles*	Other Accounts*	Ownership of Fund Securities
Calamos Advisors LLC	Nick P. Calamos	18 registered investment companies with $32,488.1 million in total assets under management, out of which 1 registered investment company with $157.9 million in assets has performance-based fees.	3 other pooled investment vehicles with $155.9 million in total assets under management, out of which 2 other pooled investment vehicles with $90.9 million in assets have performance-based fees.	25,491 other accounts with $11,160.9 million in total assets under management, out of which 1 other account with $8.9 million in assets has performance-based fees.	None
	John P. Calamos	18 registered investment companies with $32,488.1 million in total assets under management, out of which 1 registered investment company with $157.9 million in assets has performance-based fees.	3 other pooled investment vehicles with $155.9 million in total assets under management, out of which 2 other pooled investment vehicles with $90.9 million in assets have performance-based fees.	25,491 other accounts with $11,160.9 million in total assets under management, out of which 1 other account with $8.9 million in assets has performance-based fees.	None
	John P. Calamos, Jr.	7 registered investment companies with $18,865.6 million in total assets under management.	2 other pooled investment vehicles with $90.9 million in total assets under management, out of which 2 other pooled investment vehicles with $90.9 million in assets have performance-based fees.	25,491 other accounts with $10,759.1 million in total assets under management, out of which 1 other account with $8.9 million in assets has performance-based fees.	None

SP PIMCO High Yield Portfolio

Subadviser(s)	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Pacific Investment Management Company LLC	Raymond G. Kennedy	8 registered investment companies with $13,962.2 million in total assets under management.	6 other pooled investment vehicles with $2,185.3 million in total assets under management.	15 other accounts with $2,795.5 million in total assets under management.	None

SP PIMCO Total Return Portfolio

Subadviser(s)	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Pacific Investment Management Company	Chris Dialynas	8 registered investment companies with $1,370.67 million in total assets under management.	14 other pooled investment vehicles with $6,723.2 million in total assets under management.	105 other accounts with $43,030.47 million in total assets under management, out of which 10 other accounts with $3,079.6 million in assets have performance-based fees.	None

SP Prudential U.S. Emerging Growth Portfolio

Subadviser(s)	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Jennison	John P. Mullman	4 registered investment companies with $1,351.1 million in total assets under management.	4 other pooled investment vehicles with $548.3 million in total assets under management.	6 other accounts with $827.9 million in total assets under management.(Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios.)	None

SP Small Cap Growth Portfolio

Subadviser(s)	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Eagle Asset Management	Bert Boksen	9 registered investment companies with $900.6 million in total assets under management.	1 other pooled investment vehicles with $28.4 million in total assets under management.	1,839 other accounts with $869.3 million in total assets under management.	None

31

Neuberger Berman Asset Management	Michael Fasciano	7 registered investment companies with $1,350 million in assets	0 other pooled investment vehicles with $0 million in total assets under management.	1,174 other accounts with $533 million in assets	None

SP Small Cap Value Portfolio

Subadviser(s)	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Goldman Sachs Asset Management, L.P.	Dolores Bamford	27 registered investment companies with $13,200 million in total assets under management.	2 other pooled investment vehicles with $290 million in total assets under management, out of which 2 other pooled investment vehicles with $290 million in assets have performance-based fees.	302 other accounts with $6,800 million in total assets under management, out of which 2 other accounts with $229 million in assets have performance-based fees.	None
	Lisa Parisi	27 registered investment companies with $13,200 million in total assets under management.	2 other pooled investment vehicles with $290 million in total assets under management, out of which 2 other pooled investment vehicles with $290 million in assets have performance-based fees.	302 other accounts with $6,800 million in total assets under management, out of which 2 other accounts with $229 million in assets have performance-based fees.	None
	Chip Otness	6 registered investment companies with $2,700 million in total assets under management.	2 other pooled investment vehicles with $290 million in total assets under management, out of which 2 other pooled investment vehicles with $290 million in assets have performance-based fees.	31 other accounts with $696 million in total assets under management, out of which 1 other account with $117 million in assets has performance-based fees.	None
	J. Kelly Flynn	6 registered investment companies with $2,700 million in total assets under management.	2 other pooled investment vehicles with $290 million in total assets under management, out of which 2 other pooled investment vehicles with $290 million in assets have performance-based fees.	31 other accounts with $696 million in total assets under management, out of which 1 other account with $117 million in assets has performance-based fees.	None
	Scott Carroll	27 registered investment companies with $13,200 million in total assets under management.	2 other pooled investment vehicles with $290 million in total assets under management, out of which 2 other pooled investment vehicles with $290 million in assets have performance-based fees.	302 other accounts with $6,800 million in total assets under management, out of which 2 other accounts with $229 million in assets have performance-based fees.	None
	Edward Perkin	27 registered investment companies with $13,200 million in total assets under management.	2 other pooled investment vehicles with $290 million in total assets under management, out of which 2 other pooled investment vehicles with $290 million in assets have performance-based fees.	302 other accounts with $6,800 million in total assets under management, out of which 2 other accounts with $229 million in assets have performance-based fees.	None
	David Berdon	27 registered investment companies with $13,200 million in total assets under management.	2 other pooled investment vehicles with $290 million in total assets under management, out of which 2 other pooled investment vehicles with $290 million in assets have performance-based fees.	302 other accounts with $6,800 million in total assets under management, out of which 2 other accounts with $229 million in assets have performance-based fees.	None

THE PRUDENTIAL SERIES FUND 32

Salomon Brothers Asset Management Inc	Peter Hable	21 registered investment companies with $9,810 million in total assets under management.	2 other pooled investment vehicles with $420 million in total assets under management.	96,007 other accounts with $13,190 million in total assets under management.	None

SP Strategic Partners Focused Growth Portfolio

Subadviser(s)	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Jennison	Spiros “Sig” Segalas	16 registered investment companies with $20,961.1 million in total assets under management.	2 other pooled investment vehicles with $305.6 million in total assets under management.	9 other accounts with $2,903.4 million in total assets under management.	None
	Kathleen A. Mc Carragher	13 registered investment companies with $8,945.1 million in total assets under management.	5 other pooled investment vehicles with $640.0 million in total assets under management.	48 other accounts with $5,754.2 million in total assets under management.	None
AllianceBernstein L.P.	Scott Wallace	1 registered investment company with $1,002 million in total assets under management.	1 other pooled investment vehicles with $147 million in total assets under management.	17 other accounts with $4,188 million in total assets under management, out of which 3 other accounts with $490 million in assets have performance-based fees.	None

SP T. Rowe Price Large Cap Growth Portflio

Subadviser(s)	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
T. Rowe Price Associates, Inc.	Robert W. Sharps	5 registered investment companies with $1,900.3 million in total assets under management.	5 other pooled investment vehicles with $556.6 million in total assets under management.	10 other accounts with $2,416.9 million in total assets under management.	None

SP William Blair International Growth Portfolio

Subadviser(s)	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
William Blair & Company LLC	W. George Grieg	7 registered investment companies with $6,838.7 million in total assets under management.	15 other pooled investment vehicles with $3,768.7 million in total assets under management.	4,434 other accounts with $6,186.6 million in total assets under management.	None

Value Portfolio

Subadviser(s)	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Jennison	Avi Z. Berg	2 registered investment companies with $1,037.2 million in total assets under management.	0 other pooled investment vehicles with $0 million in total assets under management.	1 other account with $27.8 million in total assets under management. (Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios.)	None
	David A. Kiefer	11 registered investment companies with $8,960.9 million in total assets under management.	5 other pooled investment vehicles with $1,272.9 million in total assets under management.

1 other account with $27.8 million in total assets under management. (Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios and the assets of a non-discretionary institutional account managed using a model portfolio.)

None

33

Notes to Other Account and Fund Ownership Table:

* For PIM, “Other Pooled Investment Vehicles” includes commingled insurance company separate accounts, commingled trust funds, non-U.S. mutual funds, and collateralized debt obligation vehicles. For PIM, “Other Accounts” includes single client accounts, managed accounts, and non-commingled, affiliated insurance accounts. For QMA, “Other Pooled Investment Vehicles” includes coomingled insurance company separate accounts, commingled trust funds and other commingled investment vehicles. For QMA, “Other Accounts” includes single client accounts, managed accounts (which are counted as one account per managed account platform), and accounts of affiliates.

** Accounts are managed on a team basis. If a portfolio manager is a member of a team, any account managed by that team is included in the number of accounts and total assets for such portfolio manager (even if such portfolio manager is not primarily involved in the day-to-day management of the account).

***Six of these accounts with aggregate assets of $1,731,682,640 are subject to performance-based advisory fees.

Additional Information About the Portfolio Managers — Compensation and Conflicts of Interest. Set forth below, for each Portfolio Manager, is an explanation of the structure of, and method(s) used by each Subadviser (or, where applicable, the Manager) to determine, portfolio manager compensation. Also set forth below, for each Portfolio Manager, is an explanation of any material conflicts of interest that may arise between a Portfolio Manager’s management of a Portfolio’s investments and investments in other accounts.

A I M Capital Management

Compensation. AIM seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. AIM evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following five elements:

•                  Base salary. Each portfolio manager is paid a base salary. In setting the base salary, AIM’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

•                  Annual bonus. Each portfolio manager is eligible to receive an annual cash bonus which has quantitative and non-quantitative components. Generally, 70% of the bonus is quantitatively determined, based typically on a four-year rolling average of pre-tax performance of all registered investment company accounts for which a portfolio manager has day-to-day management responsibilities versus the performance of a pre-determined peer group. In instances where a portfolio manager has responsibility for management of more than one fund, an asset weighted four-year rolling average is used.

High fund performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor fund performance (versus applicable peer group) could result in no bonus. The amount of fund assets under management typically have an impact on the bonus potential (for example, managing more assets increases the bonus potential); however, this factor typically carries less weight than relative performance. The remaining 30% portion of the bonus is discretionary as determined by AIM and takes into account other subjective factors.

•                  Equity-based compensation. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares of AMVESCAP stock from pools determined from time to time by the Remuneration Committee of the AMVESCAP Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

•                  Participation in group insurance programs. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.

•                  Participation in deferred compensation plan. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and /or other accounts are presented with the following potential conflicts:

•                  The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. AIM seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

•                  If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, AIM and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

THE PRUDENTIAL SERIES FUND 34

With respect to securities transactions for the Funds, AIM determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), AIM may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, AIM or its affiliates may place separate, non-simultaneous, transactions for a Fund and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other account.

•                  Finally, the appearance of a conflict of interest may arise where AIM has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

AIM and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

AllianceBernstein L.P.

Portfolio Manager Compensation

AllianceBernstein’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals’ annual compensation is comprised of the following:

(i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

(ii) Discretionary incentive compensation in the form of an annual cash bonus: AllianceBernstein’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein’s leadership criteria.

(iii) Discretionary incentive compensation in the form of awards under AllianceBernstein’s Partners Compensation Plan (“deferred awards”): AllianceBernstein’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of AllianceBernstein’s clients and mutual fund shareholders with respect to the performance of those mutual funds. AllianceBernstein also permits deferred award recipients to allocate up to 50% of their award to investments in AllianceBernstein’s publicly traded equity securities.[1]

(iv) Contributions under AllianceBernstein’s Profit Sharing/401(k) Plan: The contributions are based on AllianceBernstein’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein. [1] Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of AllianceBernstein’s Master Limited Partnership Units.

35

[1] Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of AllianceBernstein’s Master Limited Partnership Units.

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading. AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein’s Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients. AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in level of assets under management.

Allocating Investment Opportunities. AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein’s procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

To address these conflicts of interest, AllianceBernstein’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short

THE PRUDENTIAL SERIES FUND 36

sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Calamos Advisors LLC

Compensation. The amounts paid to portfolio managers and the criteria utilized to determine the amounts are benchmarked against specific data provided by third party analytical agencies. Investment performance, as measured by the performance across all Calamos strategies with unique benchmarks for each strategy, is utilized to determine part of the discretionary target bonus. Also, due to the portfolio managers’ ownership and executive management positions with Calamos Advisors and its parent company, additional corporate objectives are utilized to determine the discretionary target bonus. For 2005, additional corporate objectives included advisory fee revenue, measured by growth in revenues; marketing effectiveness, as measured by redemption rates and growth in assets under management relative to industry percentages; operating efficiencies, as measured by operating margin relative to indstry levels; and stock price performance.

Conflict of Interest. Calamos does not forsee any potentially material conflicts of interest as a result of concurrent management of the SP Mid Cap Growth Portfolio and other accounts.

Potential conflicts that could arise include the allocation of investment opportunities and securities purchased among these multiple accounts. Similarly, trading in securities by Calamos personnel for their own accounts potentially could conflict with the interest of clients. Calamos does not believe that any of these potential conflicts of interest are material, and Calamos has policies and procedures in place to detect, monitor and resolve these and other potential conflicts of interest that are inherent to its business as an investment advisor.

Davis Advisors

Compensation. Kenneth Feinberg’s compensation as a Davis Advisors employee consists of (i) a base salary, (ii) an annual bonus equal to a percentage of growth in Davis Advisors’ profits, (iii) awards of equity (“Units”) in Davis Advisors including Units, options on Units, and/or phantom Units, and (iv) an incentive plan whereby Davis Advisors purchases shares in selected funds managed by Davis Advisors. At the end of specified periods, generally five-years following the date of purchase, some, all, or none of the fund shares will be registered in the employee’s name based on fund performance, after expenses on a pre-tax basis, versus the S&P 500 Index and versus peer groups as defined by Morningstar or Lipper. Davis Advisors’ portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.

Christopher Davis’ annual compensation as an employee and general partner of Davis Advisors consists of a base salary. Davis Advisors’ portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.

Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one portfolio or other account. More specifically, portfolio managers who manage multiple portfolios and/or other accounts are presented with the following potential conflicts:

•                  The management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Davis Advisors seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the portfolios.

•                  If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one portfolio or other account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and other accounts. To deal with these situations, Davis Advisors has adopted procedures for allocating portfolio transactions across multiple accounts.

•                  With respect to securities transactions for the portfolios, Davis Advisors determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which Davis Advisors other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Davis Advisors may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Davis Advisors may place separate, non-simultaneous, transactions for a portfolio and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the portfolio or the other account.

37

•                  Finally, substantial investment of Davis Advisor or Davis Family assets in certain mutual funds may lead to conflicts of interest. To mitigate these potential conflicts of interest, Davis Advisors has adopted policies and procedures intended to ensure that all clients are treated fairly overtime. Davis Advisors does not receive an incentive based fee on any account.

Dreman Value Management LLC

Portfolio Managers Compensation:

The Fund has been advised that the subadvisor has implemented a highly competitive compensation plan which seeks to attract and retain exceptional investment professionals who have demonstrated that they can consistently outperform their respective fund’s benchmark. The compensation plan is comprised of both a fixed component and a variable component. The variable component is determined by assessing the investment professional’s performance measured utilizing both quantitative and qualitative factors.

The subadvisor’s investment professionals are each paid a fixed base salary that is determined based on their job function and responsibilities. The base salary is deemed to be competitive with the marketplace and specifically with salaries in the financial services industry by utilizing various salary surveys compiled for the financial services industry specifically investment advisory firms. The variable component of the subadvisor’s compensation plan which takes the form of a cash bonus combined with either stock appreciation rights grants or outright stock grants is discretionary and is designed to reward and retain investment professionals including portfolio managers and research analysts for their contributions to the Fund’s performance relative to its benchmark.

Investment professionals may receive equity in the form of units or fractional units of membership interest in the subadvisor or they may receive stock appreciation rights which enable them to participate in the growth of the firm. The subadvisor’s membership units are valued based on a multiple of net profits so grants of stock appreciation rights which vest over a specified term will result in additional compensation as net profits increase.Investment professionals also participate in the subadvisor’s profit sharing plan, a defined contribution plan that allows the subadvisor to contribute up to twenty-five percent of an employee’s total compensation, subject to various regulatory limitations, to each employee’s profit sharing account. The subadvisor’s profit sharing plan is a non-discriminatory plan which benefits all employees of the firm including both portfolio managers and research analysts. Contributions to the subadvsior’s profit sharing plan vest over a specified term. Finally all employees of the subadvisor including investment professionals receive additional fringe benefits in the form of subsidized medical and dental and group-term and life insurance coverage.

The basis for determining the variable component of an investment professional’s total compensation is determined through a subjective process which evaluates an investment professional performance against several quantitative and qualitative factors including the following:

Quantitative factors:

(i) Relative ranking of the Fund’s performance against its peers in the one, three and five year pre-tax investment performance categories. The Fund’s performance is evaluated against peers in its fund category and performance is ranked from one to four on a declining scale depending on the quartile in which the portfolio manager’s absolute performance falls. The portfolio manager is rewarded on a graduated scale for outperforming relative to his peers.

(ii) Relative performance of the Fund’s performance against the pre-determined indices for the product strategy against which the Fund’s performance is measured. The portfolio manager is rewarded on a graduated scale for outperforming relative to the fund’s benchmark index.

(iii) Performance of the Fund’s portfolio measured through attribution analysis models which analyses the portfolio manager’s contribution from both an asset allocation or sector allocation perspective and security selection perspective. This factor evaluates how the investment professional performs in linking performance with the client’s investment objective including investment parameters and risk and return objectives. This factor may include some qualitative characteristics.

Qualitative factors:

(i) Ability to work well with other members of the investment professional team and mentor junior members.

(ii) Contributions to the organizational overall success with new product strategies.

(iii) Other factors such as contributing to the team in a leadership role and by being responsive to requests for assistance.

The following table identifies the fund’s portfolio manager(s); their role in managing the portfolio; their length of investment experience and business experience over the last five years.

THE PRUDENTIAL SERIES FUND 38

Conflicts of Interest:

In addition to managing the assets of the Fund, the portfolio manager may manage other client accounts of the subadvisor. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund’s most recent fiscal year end.

The subadvisor manages clients’ accounts using a contrarian value investment strategy. For both its large capitalization and small capitalization strategies the subadvisor utilizes a model portfolio and rebalances clients accounts whenever changes are made to the model portfolio. In addition the subadvisor aggregates its trades and allocates the trades to all clients accounts in an equitable manner. The subadvisor strongly believes aggregating its orders protect all clients from being disadvantaged by price or time execution. The model portfolio approach and the trade aggregation policy of the subadvisor eliminates any potential or apparent conflicts of interest that could arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account. The subadvisor does not receive any performance-based fees from any of its accounts with the exception of a hedge fund that is managed by an affiliated firm. However the hedge funds are treated like any other client account and trades done for the fund are generally aggregated with trades done for its regular client accounts.

The subadvisor’s investment professional are compensated in the same manner for all client accounts irrespective of the type of account.

Eagle Asset Management

Description of Compensation Structure:

Mr. Boksen is paid a base salary that is competitive with other portfolio managers in the industry, based on industry surveys;

Mr. Boksen along with other Portfolio managers participate in a revenue-sharing program that provides incentives to build a successful investment program over the long term;

Additional deferred compensation plans are provided to key investment professionals;

Mr. Boksen along with all employees receive benefits from Eagle’s parent company including a 401(k) plan, profit sharing, and Employee Stock Purchase Plan.

There is no difference between the method used to determine Mr. Boksen’s compensation with respect to the Fund and other Funds managed by Mr. Boksen.

Mr. Boksen’s additional compensation includes receipt of 50% of the net profits generated by the General Partner EB Management I.

Mr. Boksen also receives Stock option awards as part of his annual Bonus. These stock option awards vest over a three year period.

Mr. Boksen’s compensation is based upon all accounts managed and performance is evaluated annually. Performance is evaluated on the entire composite of accounts and is pre-tax and account weighted.

Mr. Boksen’s benchmarks for evaluation purposes includes LipperFund Index for Mutual Fund performance and the Russell 2000 index for separate accounts along with peer group rankings such as Callan Associates and Mercer Investment Consulting.

Potential Conflicts

Eagle currently holds a 51% ownership interests in EB Management I, LLC which acts as the general partner to a limited partnership formed for investment purposes. Bert Boksen is a 49% owner of EB Management and the Portfolio Manager for the Eagle Aggressive Growth Partners Fund I L.P.. Eagle also provides administrative and investment research services for the general partner. Certain officers and employees of Eagle have investment interests in the limited partnership.

On occasion, orders for the securities transactions of the limited partnership may be aggregated with orders for Eagle’s client accounts. In such instances, Eagle will ensure that the allocation of securities among Eagle’s clients and the partnership is equitable; price averaging may be used for trades executed in a series of transactions on the same day.

39

Eagle does not invest assets of clients’ accounts in such limited partnership. Officers and employees of Raymond James Financial, Inc. and it’s subsidiaries may have investment interest in such investment partnership.

Conflicts of Interest

Eagle’s portfolio manager manages other accounts with investment strategies similar to the Portfolio. Certain conflicts of interest may arise in connection with the management of multiple portfolios. As noted above, fees vary among these accounts and the portfolio manager may personally invest in some of these accounts. This could create potential conflicts of interest where a portfolio manager may favor certain accounts over others, resulting in other accounts outperforming the Portfolio. Other potential conflicts include conflicts in the allocation of investment opportunities and aggregated trading. However, Eagle has developed and implemented policies and procedures designed to ensure that all clients are treated equitably. In addition, compliance oversight and monitoring ensures adherence to policies designed to avoid conflicts. Also, as indicated in Eagle’s Code of Ethics there are certain procedures in place to avoid conflicts of interest when the Manager and other investment personnel of Eagle buy or sell securities also owned by, or bought or sold for Clients.

EARNEST Partners LLC

Compensation

EARNEST Partners: All EARNEST Partners personnel are paid a salary and a discretionary bonus. A portion of the bonus may consist of profit sharing and/or deferred compensation. The Company also matches a portion of employees’ 401(k) contributions, if any. The bonus is a function of client satisfaction with respect to investment results and service. Equity ownership is another component of compensation for the portfolio managers. The firm is employee-owned.

Conflicts of Interest

No material conflicts of interest exist. All accounts are managed to model portfolios that are approved by the investment committee, and trades are allocated pro-rata to all accounts so that no one account is advantaged over another pursuant to trade allocation policies and procedures.

Goldman Sachs Asset Management, L.P.

Base Salary and Performance Bonus. GSAM and the GSAM Value Team’s (the “Value Team”) compensation package for its portfolio mangers is comprised of a base salary and a performance bonus. The performance bonus is a function of each portfolio manager’s individual performance and his or her contribution to overall team performance. Portfolio Managers are rewarded for their ability to outperform a benchmark while managing risk appropriately. Compensation is also influenced by the Value Team’s total revenues for the past year which in part is derived from advisory fees and for certain accounts, performance based fees. Anticipated compensation levels among competitor firms may also be considered, but is not a principal factor.

The performance bonus is significantly influenced by 3 Year period of investment performance. The following criteria are considered:

•                  Individual performance (relative, absolute)

•                  Team Performance (relative, absolute)

•                  Consistent performance that aligns with clients’ objectives

•                  Achievement of top rankings (relative and competitive)

The investment performance mentioned above is considered only on a pre-tax basis. As it relates to relative performance, the benchmark for this Fund is the Russell 2000 Value Index. As mentioned above, performance is measured on a 3 Year basis.

Other Compensation. In addition to base salary and performance bonus, GSAM has a number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401K program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman Sachs Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio Managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

Certain GSAM Portfolio Managers may also participate in the firm’s Partner Compensation Plan, which covers many of the firm’s senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs’ overall financial performance. Conflicts of Interest GSAM’s portfolio managers are often responsible for managing one or more Funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the

THE PRUDENTIAL SERIES FUND 40

Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between a Fund and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.

Hotchkis and Wiley Capital Management LLC (HWCM)

Compensation Disclosure

Portfolio Managers of the Portfolio are supported by the full research team of HWCM. Compensation is used to reward, attract and retain high quality investment professionals. An investment professional, such as a Portfolio Manager, has a base salary and is eligible for an annual bonus. Some Portfolio Managers also are involved in client servicing, marketing and in the general management of HWCM and are evaluated and compensated based on these functions as well as their investment management activities.

HWCM believes consistent execution of the proprietary research process results in superior, risk-adjusted portfolio returns. It is the quality of the investment professional’s execution of this process rather than the performance of particular securities that is evaluated in determining compensation. Compensation likewise is not tied to performance of the Fund or separate accounts, of specific industries within the Portfolio or separate accounts or to any type of asset or revenue related objective, other than to the extent that the overall revenues of HWCM attributable to such factors may affect the size of HWCM’s overall bonus pool.

Bonuses and salaries for investment professionals are determined by the Chief Executive Officer of HWCM using annual evaluations, compensation surveys, feedback from other employees and advice from members of HWCM’s Executive Committee and HWCM’s Compensation Committee. The amount of the bonus usually is shaped by the total amount of HWCM’s bonus pool available for the year, which is generally a function of net income, but no investment professional receives a bonus that is a pre-determined percentage of net income.

The majority of the Portfolio Managers own equity in HWCM. HWCM believes that the ownership structure of the firm is a significant factor in ensuring a motivated and stable employee base.

Description of Material Conflicts of Interest

The Portfolio is managed by HWCM’s investment team (“Investment Team”). The Investment Team also manages institutional accounts and other mutual funds in several different investment strategies. The portfolios within an investment strategy are managed using a target portfolio; however, each portfolio may have different restrictions, cash flows, tax and other relevant considerations which may preclude a portfolio from participating in certain transactions for that investment strategy. Consequently, the performance of portfolios may vary due to these different considerations. The Investment Team may place transactions for one investment strategy that are directly or indirectly contrary to investment decisions made on behalf of another investment strategy. HWCM may be restricted from purchasing more than a limited percentage of the outstanding shares of a company. If a company is a viable investment for more than one investment strategy, HWCM has adopted policies and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably.

Different types of accounts and investment strategies may have different fee structures. Additionally, certain accounts pay HWCM performance-based fees, which may vary depending on how well the account performs compared to a benchmark. Because such fee arrangements have the potential to create an incentive for HWCM to favor such accounts in making investment decisions and allocations, HWCM has adopted polices and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably, including in respect of allocation decisions, such as initial public offerings.

Since all accounts are managed to a target portfolio by the Investment Team, adequate time and resources are consistently applied to all accounts in the same investment strategy.

Jennison

Compensation. Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with that of its clients and overall firm results. Overall firm profitability determines the total amount of incentive

41

compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and discretionary cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals.

Investment professionals’ total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. There is no particular weighting or formula for considering the factors. Some portfolio managers may manage or contribute ideas to more than one product strategy and are evaluated accordingly. The following factors will be reviewed for each portfolio manager:

•                  One and three year pre-tax investment performance of groupings of accounts (a “Composite”) relative to pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible;

•                  Historical and long-term business potential of the product strategies;

•                  Qualitative factors such as teamwork and responsiveness; and

•                  Other factors such as experience and other responsibilities such as being a team leader or supervisor may also affect an investment professional’s total compensation.

The passive indices reviewed for each portfolio manager are as follows: (i) Diversified Conservative Growth Portfolio: Michael A. Del Balso (Russell 1000® Growth Index), Spiros “Sig” Segalas (Russell 1000® Growth Index), Kathleen A. McCarragher (Russell 1000® Growth Index), David A. Kiefer (Russell 1000® Value Index) and Avi Z. Berg (Russell 1000® Value Index); (ii) Equity Portfolio: Blair A. Boyer (Russell 1000® Growth Index), David A. Kiefer (Russell 1000® Value Index) and Spiros “Sig” Segalas (Russell 1000® Growth Index); (iii) Jennison Portfolio: Michael A. Del Balso (Russell 1000® Growth Index), Spiros “Sig” Segalas (Russell 1000® Growth Index) and Kathleen A. McCarragher (Russell 1000® Growth Index); (iv) Jennison 20/20 Focus Portfolio: Spiros “Sig” Segalas (Russell 1000® Growth Index) and David A. Kiefer (Russell 1000® Value Index); (v) Natural Resources Portfolio: David A. Kiefer (Lipper Natural Resources Index) and Michael A. Del Balso (Lipper Natural Resources Index); (vi) Value Portfolio: David A. Kiefer (Russell 1000® Value Index) and Avi Z. Berg (Russell 1000® Value Index); (vii) SP Prudential U.S. Emerging Growth Portfolio: John P. Mullman (Russell Midcap® Growth Index) and (viii): SP Strategic Partners Focused Growth Portfolio: Spiros “Sig” Segalas (Russell 1000® Growth Index) and Kathleen A. McCarragher (Russell 1000® Growth Index).

Conflicts of Interest. In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, Jennison has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

Jennison’s portfolio managers typically manage multiple accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), commingled trust accounts, affiliated single client and commingled insurance separate accounts, model nondiscretionary portfolios, and model portfolios used for wrap fee programs. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio. Similarly, securities sold from one portfolio may result in better performance if the value of that security declines. Generally, however, portfolios in a particular product strategy (e.g., large cap growth equity) with similar objectives are managed similarly. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tend to minimize the potential for conflicts of interest. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, fees, expenses and cash flows.

In addition, Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as IPOs and the allocation of transactions across multiple accounts. Currently, while no equity accounts under Jennison’s management have performance fees, some accounts have higher fees than others. These differences may give rise to a potential conflict that a portfolio manager may allocate more time to the management of one account over another. While Jennison does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior Jennison personnel periodically review the performance of Jennison’s portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager. Jennison also believes that its compensation structure tends to mitigate this conflict.

THE PRUDENTIAL SERIES FUND 42

J.P. Morgan Investment Management, Inc.

1. Potential Conflicts

The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing J.P. Morgan Investment Management Inc. (JP Morgan)’s and its affiliates clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimize the potential for conflicts of interest.

JP Morgan and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JP Morgan and its affiliates or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JP Morgan or its affiliates could be viewed as having a conflict of interest to the extent that JP Morgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JP Morgan’s or its affiliate’s employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities because of market factors or investment restrictions imposed upon JP Morgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JP Morgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JP Morgan and its affiliates may be perceived as causing accounts it manages to participate in an offering to increase JP Morgan’s or its affiliates’ overall allocation of securities in that offering.

A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JP Morgan or its affiliates manages accounts that engage in short sales of securities of the type in which the Fund invests, JP Morgan or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, JP Morgan may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JP Morgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. It should be recognized that such policies may preclude an account from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the account’s objectives.

The goal of JP Morgan and its affiliates is to meet their fiduciary obligation with respect to all clients, JP Morgan and its affiliates have have policies and procedures designed to manage the conflicts. JP Morgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JP Morgan’s Codes of Ethics and JPMC’s Code of Conduct. With respect to the allocation of investment opportunities, JP Morgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with JP Morgan’s duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JP Morgan or its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

43

Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, JP Morgan and its affiliates attempts to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JP Morgan or its affiliates so that fair and equitable allocation will occur over time.

2. Portfolio Manager Compensation

J.P. Morgan Investment Management Inc. (JP Morgan)’s Portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of JP Morgan’s business as a whole.

Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the funds’ pre-tax performance is compared to the appropriate market peer group and to each fund’s benchmark index listed in the fund’s prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.

Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 35% of a portfolio manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager’s bonus may instead be subject to a mandatory notional investment in selected mutual funds advised by the Adviser or its affiliates. When these deferred amounts vest, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

LSV Asset Management

Portfolio Manager Compensation. LSV Portfolio Managers receive a base salary and bonus which is a function of overall firm profitability. In addition, each portfolio manager is a partner and receives a portion of the firm’s net income.

Potential Conflicts. There are no material conflicts of interest.

Marsico Capital Management, LLC

Portfolio Manager Compensation.

Marsico Capital Management LLC’s (“MCM”) portfolio managers are generally subject to the compensation structure applicable to all MCM employees. As such, Mr. Marsico’s compensation consists of a base salary (reevaluated at least annually), and periodic cash bonuses. Bonuses are typically based on two primary factors: (1) MCM’s overall profitability for the period, and (2) individual achievement and contribution.

Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the manager provides investment advisory services. Portfolio managers do not receive special consideration based on the performance of particular accounts. Exceptional individual efforts are rewarded through greater participation in the bonus pool. Portfolio manager compensation comes solely from MCM.

Although MCM may compare account performance with relevant benchmark indices, portfolio manager compensation is not directly tied to achieving any pre-determined or specified level of performance. In order to encourage a long-term time horizon for managing portfolios, MCM seeks to evaluate the portfolio manager’s individual performance over periods longer than the immediate compensation period. In addition, portfolio managers are compensated based on other criteria, including effectiveness of leadership within MCM’s Investment Team, contributions to MCM’s overall investment performance, discrete securities analysis, and other factors.

In addition to his salary and bonus, Mr. Marsico may participate in other MCM benefits to the same extent and on the same basis as other MCM employees.

THE PRUDENTIAL SERIES FUND 44

Material Conflicts.

Portfolio managers at MCM typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations, and accounts managed on behalf of individuals), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio, based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio, or may take similar actions for different portfolios at different times. Consequently, the mix of securities purchased in one portfolio may perform better than the mix of securities purchased for another portfolio. Similarly, the sale of securities from one portfolio may cause that portfolio to perform better than others if the value of those securities decline.

Potential conflicts of interest may also arise when allocating and/or aggregating trades. MCM often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under MCM’s trade management policy and procedures, when trades are aggregated on behalf of more than one account, such transactions will be allocated to all participating client accounts in a fair and equitable manner. With respect to IPOs and other syndicated or limited offerings, it is MCM’s policy to seek to assure that over the long term, accounts with the same or similar investment objectives will receive an equitable opportunity to participate meaningfully and will not be unfairly disadvantaged. To deal with such situations, MCM has adopted policies and procedures for allocating such transactions across multiple accounts. MCM’s policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. MCM’s compliance department monitors transactions made on behalf of multiple clients to seek to assure adherence to its policies.

As discussed above, MCM has adopted and implemented policies and procedures that seek to minimize potential conflicts of interest that may arise as a result of a portfolio manager advising multiple accounts. In addition, MCM monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of securities, and compliance with its Code of Ethics.

Neuberger Berman Management, Inc.

Portfolio Manager Compensation

A portion of the compensation paid to each portfolio manager is determined by comparisons to pre-determined peer groups and benchmarks, as opposed to a system dependent on a percent of management fees. The portfolio managers are paid a base salary that is not dependent on performance. Each portfolio manager also has a “target bonus,” which is set each year and can be increased or decreased prior to payment based in part on performance measured against the relevant peer group and benchmark. Performance is measured on a three-year rolling average in order to emphasize longer-term performance. There is also a subjective component to determining the bonus, which consists of the following factors: (i) the individual’s willingness to work with the marketing and sales groups; (ii) his or her effectiveness in building a franchise; and (iii) client servicing. Senior management determines this component in appropriate cases. There are additional components that comprise the portfolio managers’ compensation packages, including: (i) whether the manager was a partner/principal of NB prior to Neuberger Berman Inc.’s initial public offering; (ii) for more recent hires, incentives that may have been negotiated at the time the portfolio manager joined the Neuberger Berman complex; and (iii) the total amount of assets for which the portfolio manager is responsible.

Conflicts of Interest

While the portfolio managers’ management of other accounts may give rise to the conflicts of interest discussed below, NB Management believes that it has designed policies and procedures to appropriately address those conflicts. From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund and the management of other accounts, which might have similar investment objectives or strategies as the Funds or track the same index a Fund tracks. Other accounts managed by the portfolio managers may hold, purchase, or sell securities that are eligible to held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

As a result of the portfolio manager’s day-to-day management of a Fund, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. While it is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund, NB Management has policies and procedures to address such a conflict.

From time to time, a particular investment opportunity may be suitable for both a Fund and other types of accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully.

45

Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. NB Management has adopted policies and procedures reasonably designed to fairly allocate investment opportunities. Typically, when a Fund and one or more of the other NB Funds or other accounts managed by Neuberger Berman are contemporaneously engaged in purchasing or selling the same securities from or to third parties, transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the funds and accounts involved. Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to the Fund, in other cases it is believed that the Fund’s ability to participate in volume transactions may produce better executions for it.

Pacific Investment Management Company LLC

Portfolio Manager Compensation

PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus. Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers:

•                  3-year, 2-year and 1-year dollar-weighted and account-weighted investment performance as judged against benchmarks and relative to applicable industry peer groups;

•                  Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•                  Amount and nature of assets managed by the portfolio manager;

•                  Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•                  Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•                  Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•                  Contributions to asset retention, gathering and client satisfaction;

•                  Contributions to mentoring, coaching and/or supervising; and

•                  Personal growth and skills added.

Final award amounts are determined by the PIMCO Compensation Committee.

Retention Bonuses. Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors of America L.P. (“AGI”), and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon AGI’s profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an

THE PRUDENTIAL SERIES FUND 46

amount determined by the Managing Director Compensation Committee, based upon an individual’s overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

Allianz Transaction Related Compensation. In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG (“Allianz”). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vests on May 5, 2005.

From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.

Conflicts of Interest

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities. A potential conflict of interest may arise as result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between such other accounts and the Funds on a fair and equitable basis over time.

Prudential Investment Management, Inc.

PIM’s Fixed Income unit, Prudential Investment Management-Fixed Income (PIM-Fixed Income), seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with that of its clients and overall firm results. PIM-Fixed Income’s investment professionals are compensated through a combination of base salary, a performance-based annual cash incentive bonus and a long-term incentive grant. The long-term incentive grant is generally divided between stock options and restricted stock of Prudential Financial, Inc., providing investment professionals with an ownership stake. Investment professionals are all covered by the same general compensation structure although they manage multiple accounts. All investment compensation is paid by the investment adviser and not from any assets of the investment company or other managed accounts.

47

The salary component is based on market data relative to similar positions within the industry as well as the past performance, experience and responsibility of the individual. Investment professionals’ incentive compensation payments, including their annual bonus and long-term incentive grant, are paid from an annual incentive pool. The size of the annual incentive pool is determined quantitatively based on three factors:

1) Investment performance (pre-tax) of portfolios on a 1-year and 3-year basis relative to appropriate market peer groups or benchmarks, such as the market-based benchmark specified in this prospectus, 2) PIM-Fixed Income’s business results as measured by financial indicators such as asset growth, operating margin and earnings growth, and 3) market-based data indicating trends and levels of overall compensation in the asset management industry in a given year. PIM-Fixed Income regularly benchmarks its compensation program against leading asset management firms in the industry to monitor competitiveness. Each investment professional’s incentive compensation payment, including the annual bonus and long-term incentive grant from the incentive pool, is primarily determined by how significantly he or she contributes to delivering investment performance to clients consistent with portfolio objectives, guidelines, and risk parameters, as well as the individual’s qualitative contributions to the organization.

PIM is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. and as such is part of a full-scale global financial services organization, affiliated with insurance companies, investment advisers and registered broker-dealers. PIM portfolio managers are often responsible for managing one or more funds, in addition to other accounts, including accounts of affiliates, insurance company separate accounts, institutional accounts and other pooled investment vehicles, such as commingled trust funds and unregistered hedge funds. These affiliations and portfolio management responsibilities may cause potential and actual conflicts of interest. PIM aims to conduct itself in a manner it considers to be the most fair and consistent with its fiduciary obligations to all of its clients including the Fund.

Management of multiple accounts and funds side-by-side may raise potential conflicts of interest relating to the allocation of investment opportunities, the aggregation and allocation of trades, and cross trading. PIM has developed policies and procedures designed to address these potential conflicts of interest.

The Fund may be prohibited from engaging in transactions with its affiliates even when such transactions may be beneficial for the Fund. Certain affiliated transactions are permitted in accordance with procedures adopted by the Fund and reviewed by the independent directors of the Fund.

There may be restrictions imposed by law, regulation or contract regarding how much, if any, of a particular security PIM may purchase or sell on behalf of the Fund, and as to the timing of such purchase or sale. PIM may come into possession of material, non-public information with respect to a particular issuer and as a result be unable to execute purchase or sale transactions in securities of such issuer for the Fund. This is particularly true for fixed income investments because PIM has a bank loan unit that generally invests in private loans that often require the issuer to provide material non-public information. PIM is able to avoid certain other potential conflicts due to the possession of material, non-public information by maintaining an “Information Barrier” to prevent the transfer of this information between units of PIM as well as between affiliates and PIM. Additionally, in an effort to avoid potential conflicts of interest, PIM Fixed Income has procedures in place to carefully consider whether or not to accept material non-public information with respect to certain issuers, where appropriate.

Regulation may also prevent the Fund from participating in transactions that could be viewed as a joint transaction of the adviser. PIM would not be able to purchase for the Fund securities newly offered by an issuer if the proceeds from such new offering are to be used by the issuer to pay off a private loan that an affiliate of PIM may have made to the issuer.

Certain affiliates of PIM develop and publish credit research that is independent from the research developed within PIM. PIM may hold different opinions on the investment merits of a given security or industry such that PIM may be purchasing or holding a security for the Fund and an affiliated entity may be selling or recommending a sale of the same security. Conversely, PIM may be selling a security for the Fund and an affiliated entity may be purchasing or recommending a buy of the same security. In addition, PIM’s affiliated brokers or investment advisers may be executing transactions in the market in the same securities as the Fund at the same time.

With respect to the management of the Fund, PIM may cause securities transactions to be executed concurrently with authorizations to purchase or sell the same securities for other accounts managed by PIM, including proprietary accounts or accounts of affiliates. In these instances, the executions of purchases or sales, where possible, are allocated equitably among the various accounts (including the Fund).

THE PRUDENTIAL SERIES FUND 48

PIM may buy or sell, or may direct or recommend that another person buy or sell, securities of the same kind or class that are purchased or sold for the Fund, at a price which may or may not differ from the price of the securities purchased or sold for the Fund. In addition, PIM may, at any time, execute trades of securities of the same kind or class in one direction for an account and trade in the opposite direction or not trade for any other account, including the Fund, due to differences in investment strategy or client direction.

The fees charged to advisory clients by PIM may differ depending upon a number of factors including, but not limited to, the unit providing the advisory services, the particular strategy, the size of a portfolio being managed, the relationship with the client, the origination and service requirements and the asset class involved. Fees may also differ based on account type (e.g., commingled accounts, trust accounts, insurance company separate accounts, and corporate, bank or trust-owned life insurance products). Fees are negotiable so one client with similar investment objectives or goals may be paying a higher fee than another client. Fees paid by certain clients may also be higher due to performance based fees which increase based on the performance of a portfolio above an established benchmark. Also, large clients generate more revenue for PIM than do smaller accounts. A portfolio manager may be faced with a conflict of interest when allocating scarce investment opportunities given the benefit to PIM of favoring accounts that pay a higher fee or generate more income for PIM. To address this conflict of interest, PIM has adopted an Allocation Policy as well as supervisory procedures that attempt to fairly allocate investment opportunities among competing client accounts.

Conflicts of interest may also arise regarding proxy voting. A committee of senior business representatives together with relevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interest relating to proxy voting.

In addition, portfolio managers may advise proprietary accounts, affiliates’ accounts, and the general account of The Prudential Insurance Company of America (“Prudential’s General Account,” and together with PIM’s proprietary accounts and affiliates’ accounts, the “Affiliated Accounts”). PIM portfolio manager(s) may have a financial interest in the accounts they advise, either directly or indirectly. To address potential conflicts of interest, PIM has procedures, including supervisory review procedures, designed to ensure that, including to the extent that client accounts are managed differently from the Affiliated Accounts, each of the client accounts including the Fund, and each Affiliated Account, is managed in a manner that is consistent with its investment objectives, investment strategies and restrictions, as well as with PIM’s fiduciary obligations.

Potential conflicts of interest may exist in instances in which PIM or its affiliates determine that a specific transaction in a security is appropriate for a specific account, including the Affiliated Accounts, based upon numerous factors including, among other things, investment objectives, investment strategies or restrictions, while other accounts (including the Affiliated Accounts) may hold or take the opposite position in the security in accordance with those accounts’ investment objectives, investment strategies and restrictions (these conflicting positions and transactions are collectively referred to as “Differing Positions”). PIM periodically conducts reviews of these accounts and assesses the appropriateness of these Differing Positions.

Because of the substantial size of Prudential’s General Account, trading by Prudential’s General Account in certain securities, particularly certain fixed income securities may result in market changes in response to the trade. Although PIM expects that Prudential’s General Account will execute transactions that will move a market in a security infrequently, and generally in response to unusual market or issuer events, the execution of these transactions could have an adverse effect on transactions for or positions held by other clients including the Fund.

PIM has adopted Prudential Financial’s Policy Statement on Business Ethics, a Personal Securities Trading Policy for investment personnel, Information Barrier Policy, Allocation Policy, Supervisory Procedures and a Conflicts of Interest Policy, among other policies and procedures, which are designed to ensure that clients are not harmed by these potential or actual conflicts of interests; however, there is no guarantee that such procedures will detect each and every situation in which a conflict may arise.

Quantitative Management Associates LLC (QMA)

Compensation. Investment professionals are compensated through a combination of base salary, a performance-based annual cash incentive bonus and a long-term incentive grant.

The salary component is based on market data relative to similar positions within the industry as well as the past performance, experience and responsibility of the individual.

The size of the annual cash bonus pool is determined quantitatively based on two primary factors: 1) investment performance (pre-tax) of portfolios on a 1-year and 3-year basis relative to appropriate market peer groups or benchmarks, and 2) business results as measured by QMA’s pre-tax net income, based on planned and reasonably anticipated expenses. QMA regularly benchmarks its compensation program against leading asset management firms in the industry to monitor competitiveness.

49

An investment professional’s long-term incentive grant is currently divided into two components: (i) 80% of the value of the grant is subject to increase or decrease based on the annual performance of certain QMA advised accounts, and (ii) 20% of the value of the grant consists of stock options and restricted stock of Prudential Financial, Inc. (QMA’s ultimate parent company). The size of the long-term incentive pool is determined by Prudential Financial based on a percentage of the aggregate compensation of QMA’s eligible employees. The long-term incentive grants are subject to vesting requirements.

Each investment professional’s incentive compensation payment including the annual cash bonus and long-term incentive grant is primarily determined by how significantly he/she contributes to delivering investment performance to clients consistent with portfolio objectives, guidelines, and risk parameters, as well as the individual’s qualitative contributions to the organization.

Conflicts of Interest. QMA is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. and as such is part of a full-scale global financial services organization, affiliated with insurance companies, investment advisers and broker-dealers. QMA portfolio managers are often responsible for managing multiple accounts, including accounts of affiliates, institutional accounts, mutual funds, insurance company separate accounts, and various pooled investment vehicles. These affiliations and portfolio management responsibilities may cause potential and actual conflicts of interest. QMA aims to conduct itself in a manner it considers to be the most fair and consistent with its fiduciary obligations to all of its clients including the Fund.

Management of multiple accounts and funds side-by-side may raise potential conflicts of interest relating to the allocation of investment opportunities, the aggregation and allocation of trades and cross trading. QMA has developed policies and procedures designed to address these potential conflicts of interest.

The Fund may be prohibited from engaging in transactions with its affiliates even when such transactions may be beneficial for the Fund. Certain affiliated transactions are permitted in accordance with procedures adopted by the Fund and reviewed by the independent directors of the Fund.

There may be restrictions imposed by law, regulation or contract regarding how much, if any, of a particular security QMA may purchase or sell on behalf of the Fund, and as to the timing of such purchase or sale. Such restrictions may come into play as a result of QMA’s relationship with Prudential Financial and its other affiliates. Also, QMA may come into possession of material, non-public information with respect to a particular issuer and as a result be unable to execute purchase or sale transactions in securities of such issuer for the Fund. QMA generally is able to avoid a variety of potential conflicts due to the possession of material, non-public information by maintaining “Information Barriers” to prevent the transfer of information between affiliates.

Certain affiliates of QMA develop and may publish credit research that is independent from the research developed within QMA. QMA may hold different opinions on the investment merits of a given security, issuer or industry such that QMA may be purchasing or holding a security for the Fund and an affiliated entity may be selling or recommending a sale of the same security or other securities of the issuer. Conversely, QMA may be selling a security for the Fund and an affiliated entity may be purchasing or recommending a buy of the same security or other securities of the same issuer. In addition, QMA’s affiliated brokers or investment advisers may be executing transactions in the market in the same securities as the Fund at the same time.

With respect to the management of the Fund, QMA may cause securities transactions to be executed concurrently with authorizations to purchase or sell the same securities for other accounts managed by QMA, including proprietary accounts or accounts of affiliates. In these instances, the executions of purchases or sales, where possible, are allocated equitably among the various accounts (including the Fund).

QMA may buy or sell, or may direct or recommend that another person buy or sell, securities of the same kind or class that are purchased or sold for the Fund, at a price which may be different from the price of the securities purchased or sold for the Fund. In addition, QMA may, at any time, execute trades of securities of the same kind or class in one direction for an account and trade in the opposite direction or not trade for any other account, including the Fund, due to differences in investment strategy or client direction.

The fees charged to advisory clients by QMA may differ depending upon a number of factors including, but not limited to, the particular strategy, the size of a portfolio being managed, the relationship with the client, the origination and service requirements and the asset class involved. Fees may also differ based on account type (e.g., commingled accounts, trust accounts, insurance company separate accounts, and corporate, bank or trust-owned life insurance products). Fees are negotiable so one client with similar investment objectives or goals may be paying a higher fee than another client. Fees paid by certain clients may also be higher due to performance based fees which increase based on the performance of a portfolio above an established benchmark. Also, large clients generate more revenue for QMA than do smaller accounts. A portfolio manager may be faced with a conflict of interest when allocating scarce investment opportunities given the benefit to QMA of favoring accounts that pay a higher fee or generate more

THE PRUDENTIAL SERIES FUND 50

income for QMA. To address this conflict of interest, QMA has adopted allocation policies as well as supervisory procedures that are intended to fairly allocate investment opportunities among competing client accounts.

Conflicts of interest may also arise regarding proxy voting. A committee of senior business representatives together with relevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interest relating to proxy voting.

Conflicts of interest may also arise in connection with securities holdings. Prudential Financial, the general account of The Prudential Insurance Company of America, QMA’s proprietary accounts and accounts of other affiliates (collectively, the “Affiliated Accounts”) may at times have various levels of financial or other interests, including but not limited to portfolio holdings, in companies whose securities may be held or purchased or sold in QMA’s client accounts. These financial interests may at any time be in potential or actual conflict or may be inconsistent with positions held or actions taken by QMA on behalf of its client accounts. These interests can include loan servicing, debt or equity financing, services related to advising on merger and acquisition issues, strategic corporate relationships or investments and the offering of investment advice in various forms. Thus QMA may invest client assets in the securities of companies with which QMA or an affiliate of QMA has a financial relationship, including investment in the securities of companies that are advisory clients of QMA.

It is anticipated that there will be situations in which the interests of a client account in a portfolio company may conflict with the interests of one or more Affiliated Accounts or other client accounts managed by QMA or its affiliates. This may occur because Affiliated Accounts hold public and private debt and equity securities of a large number of issuers and may invest in some of the same companies as the client account but at different levels in the capital structure. While these conflicts cannot be eliminated, QMA has implemented policies and procedures designed to ensure that, notwithstanding these conflicts, investments of its clients are managed in their best interests.

Portfolio managers may advise Affiliated Accounts. In addition, the value of a portion of the long-term incentive grant of certain investment professionals will increase or decrease based on the annual performance of certain advised accounts of QMA (the “LT Accounts”) over a defined time period. As a result of (i) the management of the Affiliated Accounts, and (ii) long-term compensation reflecting the performance of the LT Accounts, QMA’s portfolio managers from time to time have certain direct and indirect financial interests in the accounts they advise. To address potential conflicts related to these financial interests, QMA has procedures, including supervisory review procedures, designed to ensure that each of QMA’s client accounts, and each Affiliated Account or LT Account, is managed in a manner that is consistent with its investment objectives, investment strategies and restrictions, as well as with QMA’s fiduciary obligations.

QMA also engages in short sales for certain of its advisory clients (i.e., the sale of a borrowed security). For these clients, QMA may take a short position in securities that are held long in other client portfolios. QMA has adopted documentation and monitoring requirements to address the conflicts of interest that arise due to the management of long-short portfolios alongside long-only portfolios.

QMA follows Prudential Financial’s policies on business ethics, personal securities trading by investment personnel, and information barriers and has adopted a code of ethics, allocation policies, supervisory procedures and conflicts of interest policies, among other policies and procedures, which are designed to ensure that clients are not harmed by these potential or actual conflicts of interests; however, there is no guarantee that such policies and procedures will detect and ensure avoidance, disclosure or mitigation of each and every situation in which a conflict may arise.

RS Investment Management, LP

Compensation. RS Investments is an employee-owned investment firm. The firm hastwo separateinvestment advisoryoperating divisions, each with separate compensation and profit sharing structures. Each of the firm’s portfolio managers is part of either the Growth Group or the Value Group. William J. Wolfenden III is a member of the Growth Group (the “Group”).

In establishing salaries and bonuses, RS Investments considers information regarding industry compensation levels, which is prepared by a leading consulting firm. RS Investments sets salary and bonus levels by reference to other investment firms investing in similar categories.

In consultation with G. Randall Hecht, Chairman of RS Investments, and Terry R. Otton, Chief Executive Officer of RS Investments, the leaders of the Group (James L. Callinan, John L. Wallace,and William J. Wolfenden III), determined all salaries and bonuses for the Group for the fiscal year ended December 31, 2005. Salaries were based on industry standards, as described above.

51

Bonuses within the Group were based on a number of factors, including (1) pre-tax investment performance for each account managed by a portfolio manager against a relevant peer group overone- and three-year periods, with an emphasis onthe most recentone-year period, and (2) experience.

Assets under management did not directly affect any individual’s salary or bonus, although the amount of the Group’s assets under management affected the fee revenue attributable to the Group, which in turn affected the maximum amount of money availablefor the Group’s aggregate salaries and bonuses.

In addition, the Group’s portfolio managers participated in the profits of the Group based on their profit sharing percentages. The Group’s leaders, in consultation with Mr. Hecht and Mr. Otton, set these percentages at the beginning of each year based on a number of factors, including tenure, assets under management, long-terminvestment performance (compared to appropriate benchmarks), and overall contribution to the Group’s investment process.

Some of the Group’s portfolio managers also have an equity interest in RS Investments and so participate in overall firm profits in addition to Group profits.

Conflicts of Interest. Whenever a portfolio manager manages multiple accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of each account and the investment strategy of the other accounts and potential conflicts in the allocation of investment opportunities among the accounts. In addition, in certain instances, a portfolio manager may take conflicting positions in a particular security. For example, a portfolio manager may sell short a security for one account that another account holds long, or may take a long position in a security for one account that the portfolio manager has sold short for another account. RS Investments seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of multiple accounts, and has adopted policies and procedures, including a Code of Ethics, designed to address such conflicts.

RS Investments and each of the portfolio managers attempt to resolve any conflicts in a manner that is generally fairover timeto all of its clients. RS Investments may give advice and take action with respect to any of its clients that may differ from advice given or the timing or nature of action taken with respect to any particular account so long as it is RS Investments’ policy, to the extent practicable, to allocate investment opportunities over time on a fair and equitable basis relative to other accounts. It is RS Investments’ policy that when the amount of securities of a particular issuer available to RS Investments’ client accounts in an initial public offering is insufficient to meet the requirements of each account for which a portfolio manager has determined that the purchase of such securities is appropriate, RS Investment generally will allocate those securities among those accounts based on the size of each account as of the close of business on the preceding day. It is also RS Investments’ policy that it may aggregate sale and purchase orders of securities for accounts with similar orders being made simultaneously for other clients if, in RS Investments’ reasonable judgment, such aggregation is reasonably likely to result generally in lower per-share brokerage commission costs. In many instances, the purchase or sale of securities for accounts will be effected simultaneously with the purchase or sale of like securities for other accounts. Such transactions may be made at slightly different prices, due to the volume of securities purchased or sold. In such event, each client may be charged or credited, as the case may be, the average transaction price of all securities purchased or sold in such transaction. As a result, however, the price may be less favorable to a client than it would be if similar transactions were not being executed concurrently for other accounts.

Salomon Brothers Asset Management Inc

Portfolio Manager Compensation

CAM North America LLC (“CAM”) investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is fixed and typically determined based on market factors and the skill and experience of individual investment personnel.

CAM has implemented an investment management incentive and deferred compensation plan (the “Plan”) for its investment professionals, including the fund’s portfolio manager(s). Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of CAM investment professionals with those of fund shareholders and other CAM clients. Under the Plan a “base incentive pool” is established for each team each year as a percentage of CAM’s revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team’s revenues are typically expected to increase or decrease depending on the effect that the team’s investment performance as well as inflows and outflows have on the level of assets in the investment products managed by the team. The “base incentive pool” of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

The investment team’s incentive pool is then adjusted to reflect its ranking among a “peer group” of non-CAM investment managers

THE PRUDENTIAL SERIES FUND 52

and the team’s pre-tax investment performance against the applicable product benchmark (e.g. a securities index and, with respect to a fund, the benchmark set forth in the fund’s prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). CAM may also measure the team’s pre-tax investment performance against additional benchmarks, as it determines appropriate. Longer-term (5- year) performance will be more heavily weighted than shorter-term (1- year) performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable CAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

Up to 20% of an investment professional’s annual incentive compensation is subject to deferral. Of that principal deferred award amount, 50% will accrue a return based on the hypothetical returns of the investment fund or product that is the primary focus of the investment professional’s business activities with the Firm, and 50% may be received in the form of Legg Mason restricted stock shares.

Conflicts of Interest

Potential conflicts of interest may arise when a Fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for certain of the portfolio managers listed in the table above.

The investment adviser and the fund(s) have adopted compliance polices and procedures that are designed to address various conflicts of interest that may arise for the investment adviser and the individuals that it employs. For example, CAM seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. CAM has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by CAM and the fund(s) will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section28(e)of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the

53

portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

T. Rowe Price Associates, Inc.

Portfolio Manager Compensation Structure

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors:

Investment performance over one-, three-, five-, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P 500) and an applicable Lipper index (ex. Large-Cap Growth), though other benchmarks may be used as well. Investment results are also measured against to comparably managed funds of competitive investment management firms. Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. Compensation is viewed with a long term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor.

Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

Conflicts of Interest

We are not aware of any material conflicts of interest that may arise in connection with the Portfolio Manager’s management of the Fund’s investments and the investments of the other account(s) included in response to this question.

Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the “Portfolio Manager Compensation” above, our portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager

THE PRUDENTIAL SERIES FUND 54

William Blair & Company LLC

Compensation:

The compensation of William Blair portfolio managers is based on the firm’s mission: “to achieve success for its clients.” The Fund’s portfolio manager is a principal of William Blair, and as of December 31, 2005 his compensation consists of a base salary, a share of the firm’s profits and, in some instances, a discretionary bonus. The portfolio manager’s compensation is determined by the head of William Blair’s Investment Management Department, subject to the approval of the firm’s Executive Committee. The base salary is fixed and the portfolio manager’s ownership stake can vary over time based upon the portfolio manager’s sustained contribution to the firm’s revenue, profitability, long-term investment performance, intellectual capital and brand reputation. In addition, the discretionary bonus (if any) is based, in part, on the long-term investment performance, profitability and assets under management of all accounts managed by the portfolio manager, including the Fund.

Conflicts of Interest:

Since the portfolio manager manages other accounts in addition to the Fund, conflicts of interest may arise in connection with the portfolio manager’s management of the Fund’s investments on the one hand and the investments of such other accounts on the other hand. However, William Blair has adopted policies and procedures designed to address such conflicts, including, among others, policies and procedures relating to allocation of investment opportunities, soft dollars and aggregation of trades.

OTHER SERVICE PROVIDERS

Custodians. The Bank of New York (BONY), One Wall Street, New York, New York 10286, and PFPC Trust Company (PFPC), 103 Bellevue Parkway, Wilmington, Delaware 19809 serve as Custodians for the Fund’s portfolio securities and cash, and in that capacity, maintain certain financial accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for any foreign assets held outside the United States. The table below identifies the Custodian for each of the Fund’s Portfolios as of the most recently completed fiscal year.

Portfolio Custodians

Portfolio	Custodian
Conservative Balanced	BONY
Diversified Bond	BONY
Diversified Conservative Growth	PFPC
Equity	PFPC
Flexible Managed	BONY
Global	BONY
Government Income	BONY
High Yield Bond	BONY
Jennison	BONY
Money Market	BONY
Jennison 20/20 Focus	BONY
Natural Resources	BONY
Small Capitalization Stock	BONY
Stock Index	BONY
Value	BONY
SP AIM Core Equity	PFPC
SP Davis Value	PFPC
SP Large Cap Value	PFPC
SP LSV International Value	PFPC
SP Mid Cap Growth	PFPC
SP PIMCO High Yield	PFPC
SP PIMCO Total Return	PFPC
SP Prudential U.S. Emerging Growth	BONY
SP Small Cap Growth	PFPC
SP Small Cap Value	PFPC
SP Strategic Partners Focused Growth	PFPC
SP T. Rowe Price Large Cap Growth	PFPC
SP William Blair International Growth	PFPC
SP Asset Allocation Portfolios	BONY

55

Independent Registered Public Accounting Firm. KPMG LLP, 345 Park Avenue, New York, New York 10154, served as the Fund’s independent registered public accounting firm for the fiscal years ended December 31, 2005 and 2004, and in that capacity will audit the annual financial statements for the Fund for the next fiscal year. Other accountants previously served as the independent registered public accounting firm for the Fund.

Prudential Investment Management (“PIM”) serves as securities lending agent for Portfolios and in that role administers the Portfolios’ securities lending program. For its services, PIM receives a portion of the amount earned by lending securities. During 2005, PIM received the following amounts as securities lending agent for the Portfolios: Conservative Balanced Portfolio, $234,164; Diversified Bond Portfolio, $90,400; Equity Portfolio, $149,058; Flexible Managed Portfolio, $380,156; Global Portfolio, $82,505; Government Income Portfolio, $34,259; High Yield Bond Portfolio, $322,127; Jennison Portfolio, $153,134; Natural Resources Portfolio, $324,521; Small Capitalization Stock Portfolio, $174,029; Stock Index Portfolio, $241,793; Value Portfolio, $138,522; SP Davis Value Portfolio, $1,878; SP Mid Cap Growth Portfolio, $2,069; SP Prudential U.S. Emerging Growth Portfolio,$61,164.

INFORMATION ON DISTRIBUTION ARRANGEMENTS

Distributor. Prudential Investment Management Services LLC (PIMS or the Distributor), a wholly-owned subsidiairy of Prudential Financial, Inc., acts as the principal underwriter of the Fund by distributing Fund shares on a continuous basis. PIMS is a limited liability corporation organized under Delaware law in 1996. PIMS is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. PIMS’ principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

Distribution and Service Plan for Class II Shares. The Fund has adopted a Distribution and Service Plan pursuant to Rule12b-1 of the Investment Company Act (the Plan) in respect of Class II of each Portfolio. The expenses incurred under the Plan include commissions and account servicing fees paid to, or on account of, insurers or their agents who sell Class II shares, advertising expenses, indirect and overhead costs of the Fund’s underwriter associated with the sale of Class II shares. Under the Plan, the Fund pays PIMS 0.25 of 1% of the average net assets of the Class II shares.

The Class II Plan will continue in effect from year to year, upon annual approval by a vote of the Fund’s Board of Directors, including a majority vote of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the 12b-1 Directors). The Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of Class II. The Plan may not be amended to materially increase the amounts payable thereunder without shareholder approval.

The chart below shows, for the last fiscal year (fiscal year ended December 31, 2005), the amounts received by PIMS in distributing Class II shares of the Portfolios. PIMS spent all of the amounts received. PIMS spent all of the amount received in the form of account servicing fees or other fees paid to, or on account of, insurers or their agents who sell Class II shares.

Amounts Received by PIMS

Portfolio	Amount
Equity	$3,501
Jennison	159,621
Jennison 20/20 Focus	327,576
Natural Resources	4,072
Value	7,841
SP Prudential U.S. Emerging Growth	879
SP Strategic Partners Focused Growth	92,027
SP William Blair International Growth	254,958

Administration Agreement. The Fund has entered into an administration agreement with PI with respect to Class II shares of each Portfolio. Pursuant to the agreement PI is responsible for establishing and maintaining compliance procedures for multiple classes, the negotiation of participation agreements with participating insurers, establishing procedures and monitoring compliance with the mixed and shared funding order issued by the SEC, and performing other related services as specified in the agreement. In consideration of the services rendered by PI under the agreement, the Fund pays PI a fee at an annual rate of .15% of the average daily net assets of Class II shares of each Portfolio. The chart below sets forth the amount of administration fees paid by each Portfolio for the last three fiscal years:

THE PRUDENTIAL SERIES FUND 56

Portfolio	2005	2004	2003
Equity	$2,101	$1,589	$785
Jennison	95,773	114,344	88,894
Jennison 20/20 Focus	196,545	100,087	88,984
Natural Resources	2,443	N/A	N/A
Value	4,705	4,193	3,447
SP Prudential U.S. Emerging Growth	527	501	439
SP Strategic Partners Focused Growth	55,216	30,265	14,581
SP William Blair International Growth	152,975	199,818	74,323

Fee Waivers and Subsidies. PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of a Portfolio. In addition, the Distributor may from time to time waive a portion of its distribution and service (12b-1) fees with respect to Class II shares. Fee waivers and subsidies will increase a Portfolio’s total return.

Payments to Financial Services Firms. The Manager, Distributor or their affiliates have entered into revenue sharing or other similar arrangements with financial services firms, including affiliates of the Manager. These revenue sharing arrangements are intended to promote the sale of Fund shares or to compensate the financial services firms for marketing or marketing support activities in connection with the sale of Fund shares.The list below includes the names of the firms (or their affiliated broker/dealers) that the Distributor has identified as receiving revenue sharing payments of more than $10,000 in calendar year 2005 for marketing and product support of the Fund as described above.

•Financial Network Investment Corp.

•Multi Financial Corp.

•PrimeVest

•ING Financial Partners

•Associated Securities

•Mutual Service Corp.

•FSC

•Royal Alliance

•Sentra

•SunAmerica

•Linsco Private Ledger

•A.G. Edwards

•Wachovia

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Fund has adopted a policy pursuant to which the Fund and its Manager, Subadviser(s), and principal underwriter are prohibited from directly or indirectly compensating a broker-dealer for promoting or selling Fund shares by directing brokerage transactions to that broker. The Fund has adopted procedures for the purpose of deterring and detecting any violations of the policy. The policy permits the Fund, the Manager, and the Subadviser(s) to use selling brokers to execute transactions in portfolio securities so long as the selection of such selling brokers is the result of a decision that executing such transactions is in the best interest of the Fund and is not influenced by considerations about the sale of Fund shares.

The Manager is responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. On a national securities exchange, broker-dealers may receive negotiated brokerage commissions on Fund portfolio transactions, including options, futures, and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. On a foreign securities exchange, commissions may be fixed. For purposes of this section, the term “Manager” includes the investment Subadviser(s). Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable laws, Wachovia Securities and its affiliates, Prudential Equity Group LLC (“Prudential Equity”) and its affiliates or one of the affiliates of the Subadviser(s) (an affiliated broker). Brokerage commissions on U.S.securities, options and futures exchanges or boards of trade are subject to negotiation between the Manager and the broker or futures commission merchant.

In the over-the-counter market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments and U.S. government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Fund will not deal with an affiliated broker in any transaction in which an affiliated broker acts as principal except in accordance with the rules of the Commission. Thus, it will not deal in the over-the-counter market with Wachovia Securities or Prudential Equity acting as market maker, and it will not

57

execute a negotiated trade with an affiliated broker if execution involves Wachovia Securities or Prudential Equity acting as principal with respect to any part of the Fund’s order.

In placing orders for portfolio securities of the Fund, the Manager’s overriding objective is to obtain the best possible combination of favorable price and efficient execution. The Manager seeks to effect such transaction at a price and commission that provides the most favorable total cost of proceeds reasonably attainable in the circumstances. The factors that the Manager may consider in selecting a particular broker, dealer or futures commission merchant (firms) are the Manager’s knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the availability of research and research related services provided through such firms; the Manager’s knowledge of the financial stability of the firms; the Manager’s knowledge of actual or apparent operational problems of firms; and the amount of capital, if any, that would be contributed by firms executing the transaction. Given these factors, the Fund may pay transaction costs in excess of that which another firm might have charged for effecting the same transaction.

When the Manager selects a firm that executes orders or is a party to portfolio transactions, relevant factors taken into consideration are whether that firm has furnished research and research-related products and/or services, such as research reports, research compilations, statistical and economic data, computer data bases, quotation equipment and services, research-oriented computer software, hardware and services, reports concerning the performance of accounts, valuations of securities, investment related periodicals, investment seminars and other economic services and consultations. Such services are used in connection with some or all of the Manager’s investment activities; some of such services, obtained in connection with the execution of transactions for one investment account, may be used in managing other accounts, and not all of these services may be used in connection with the Fund. The Manager maintains an internal allocation procedure to identify those firms who have provided it with research and research-related products and/or services, and the amount that was provided, and to endeavor to direct sufficient commissions to them to ensure the continued receipt of those services that the Manager believes provide a benefit to the Fund and its other clients. The Manager makes a good faith determination that the research and/or service is reasonable in light of the type of service provided and the price and execution of the related portfolio transactions .

When the Manager deems the purchase or sale of equities to be in the best interests of the Fund or its other clients, including Prudential, the Manager may, but is under no obligation to, aggregate the transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the transactions, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to its clients. The allocation of orders among firms and the commission rates paid are reviewed periodically by the Fund’s Board of Trustees. Portfolio securities may not be purchased from any underwriting or selling syndicate of which Wachovia Securities or any affiliate, during the existence of the syndicate, is a principal underwriter (as defined in the 1940 Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Fund, will not significantly affect the Fund’s ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

Subject to the above considerations, Wachovia Securities and Prudential Equity may act as a broker or futures commission merchant for the Fund. In order for an affiliate of the investment adviser or Wachovia Securities (or an affiliate) to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other firms in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow the affiliated broker to receive no more than the remuneration which would be expected to be received by an unaffiliated firm in a commensurate arm’s-length transaction. Furthermore, the Trustees of the Fund, including a majority of the non-interested Directors, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to the affiliated broker (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11 (a) of the Securities Exchange Act of 1934, as amended, Wachovia Securities and Prudential Equity may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Wachovia Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Wachovia Securities and Prudential Equity from transactions effected for the Fund during the applicable period. Brokerage transactions with an affiliated broker are also subject to such fiduciary standards as may be imposed upon Wachovia Securities and Prudential Equity by applicable law. Transactions in options by the Fund will be subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are written or held on the same or different exchanges or are written or held in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write

THE PRUDENTIAL SERIES FUND 58

or hold may be affected by options written or held by the Manager and other investment advisory clients of the Manager. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

The tables below set forth information concerning the payment of brokerage commissions by the Fund, including the amount of brokerage commissions paid to Wachovia Securities (or any affiliate) or Prudential Equity (or any affiliate) for the three most recently completed fiscal years:

Total Brokerage Commissions Paid by the Fund

Portfolio	2005	2004	2003
Conservative Balanced	$108,111	$105,365	$142,480
Diversified Bond	97,943	107,478	89,830
Diversified Conservative Growth	137,219	189,225	270,826
Equity	6,865,229	5,507,616	6,141,894
Flexible Managed	3,050,019	3,228,298	2,417,548
Global	1,831,549	2,395,710	1,566,728
Government Income	33,837	81,553	175,417
High Yield Bond	778	3,414	4,071
Jennison	2,933,383	3,613,476	3,069,202
Jennison 20/20 Focus	440,426	320,217	253,785
Natural Resources	1,528,096	615,000	511,701
Small Capitalization Stock	30,482	39,197	72,139
Stock Index	173,158	127,823	115,082
Value	2,463,477	2,983,052	4,437,415
SP AIM Core Equity	42,312	38,335	21,133
SP Davis Value	73,086	272,405	171,401
SP Large Cap Value	554,635	359,499	80,897
SP LSV International Value	93,665	448,625	196,577
SP Mid Cap Growth	170,339	147,936	109,201
SP PIMCO High Yield	22,539	21,252	9,825
SP PIMCO Total Return	196,033	253,816	100,609
SP Prudential U.S. Emerging Growth	725,488	1,122,087	1,182,475
SP Small Cap Growth	346,345	1,100,964	128,441
SP Small Cap Value	768,186	678,338	398,301
SP Strategic Partners Focused Growth	160,138	116,754	83,033
SP T. Rowe Price Large Cap Growth	87,970	438,028	203,893
SP William Blair International Growth	1,426,440	1,021,914	592,941
Total	$24,360,883	25,337,377	22,546,845

Brokerage Commissions Paid to Wachovia Securities and/or Prudential Equity During Fiscal Year Ended December 31, 2005

Portfolio	Commissions Paid to Wachovia Securities/ Prudential Equity	% of Commissions Paid	% of Dollar Amount of Transactions Involving Commissions Effected Through Wachovia Securities/Prudential Equity
Diversified Conservative Growth	$408	0.3%	2.6%
Equity	227,695	3.5%	2.5%
Global	14,949	0.8%	0.4%
Jennison	69,241	2.3%	2.2%
Jennison 20/20 Focus	5,841	1.3%	1.2%
Natural Resources	7,492	0.5%	0.5%
Value	108,069	4.4%	2.3%
SP Large Cap Value	4,180	0.8%	0.1%
SP Prudential U.S. Emerging Growth	4,700	0.6%	0.2%
SP Small Cap Growth	2,714	0.8%	0.2%
SP Strategic Partners Focused Growth	1,433	0.9%	0.7%
Total	$446,722

59

Brokerage Commissions Paid to Wachovia Securities and/or Prudential Equity During Fiscal Year Ended December 31, 2004

Portfolio	Commissions Paid to Wachovia Securities/ Prudential Equity	% of Commissions Paid	% of Dollar Amount of Tanactions Involving Commissions Effected Through Wachovia Securities Prudential Equity
Diversified Conservative Growth	$6,656	3.5%	Less than 0.05%
Equity	95,843	1.7%	0.2%
Gobal	25,091	1.1%	1.1%
Jennison	63,873	1.8%	1.2%
Jennison 20/20 Focus	6,633	2.1%	1.4%
Value	132,813	4.5%	2.5%
SP AIM Core Equity	25	0.1%	Less than 0.05%
SP Davis Value	296	0.1%	0.1%
SP Large Cap Value	5,436	1.5%	0.1%
SP Prudential U.S. Emerging Growth	7,860	0.7%	0.3%
SP Small Cap Growth	17,680	1.6%	Less than 0.05%
SP Small Cap Value	774	0.1%	Less than 0.05%
SP Strategic Partners Focused Growth	1,330	0.8%	0.4%
SP T.Rowe Price Large Cap Growth	508	0.1%	0.1%
Total	$364,818

Brokerage Commissions Paid to Wachovia Securities and/or Prudetial Equity During Fiscal Year Ended December 31, 2003

Portfolio	Commissions Paid to Prudential Equity and/or Wachovia Securities
Diversified Conservative Growth	$120
Equity	70,607
High Yield Bond	23,216
SP AIM Core Equity	5
SP Large Cap Value	325
SP Small Cap Value	545
Total	$94,818

Brokerage Commissions Paid to Other Affiliated Brokers: Fiscal Year 2005

Portfolio	Affiliated Broker	Commissions Paid	% of Commissions Paid	% of Dollar Amount of Transactions Effected Through Affiliated Broker
SP Small Cap Growth	Wachovia Capital Markets	$8,064	2.3%	0.4%
	Lehman Brothers	13,242	3.8%	1.4%
	Neuberger Berman	497	0.1%	0.1%
	First Clearing Corp.	135	less than .0.05%	less than 0.05%
SP Small Cap Value	Goldman Sachs Group	8,416	1.1%	1.1%
Total		$30,354

Brokerage Commissions Paid to Other Affiliated Brokers: Fiscal Year 2004

Portfolio	Affiliated Broker	Commissions Paid	% of Commissions Paid	% of Dollar Amount of Transactions Effected Through Affiliated Broker
SP Large Cap Value	First Clearing Corp.	$489	0.1%	less than 0.05%
SP Small Cap Value	Goldman Sachs Group	8,900	1.3%	1.3%
Total		$9,389

Brokerage Commissions Paid to Other Affiliated Brokers: Fiscal Year 2003

Portfolio	Affiliated Broker	Commissions Paid
SP Large Cap Value	Fidelity Capital Markets National Financial Services Company	$986
SP Small Cap Value	Fidelity Capital Markets National Financial Services Co.	10,734
SP Strategic Partners Focused Growth	Sanford C. Bernstein	165
Total		$11,885

ADDITIONAL INFORMATION

Fund History. The Prudential Series Fund, Inc. (PSF Maryland) was incorporated under Maryland law on November 15, 1982. PSF Maryland was reorganized into the Fund as of January 2, 2006. The Fund was organized as a Delaware statutory trust under Delaware law on September 9, 2005.

Description of Shares and Organization. As of the date of this SAI, the beneficial interest in the Fund is divided into 33 separate Portfolios and each Portfolio is divided into three classes as set forth below: Conservative Balanced Portfolio — Class I, Conservative Balanced Portfolio — Class II, Diversified Bond Portfolio — Class I, Diversified Bond Portfolio — Class II, Diversified Conservative Growth Portfolio —Class I, Diversified Conservative Growth Portfolio — Class II, Equity Portfolio — Class I, Equity Portfolio — Class II, Flexible Managed Portfolio — Class I, Flexible Managed Portfolio —Class II, Global Portfolio — Class I, Global Portfolio — Class II, Government Income Portfolio — Class I, Government Income Portfolio — Class II, High Yield Bond Portfolio — Class I, High Yield Bond Portfolio — Class II, Jennison Portfolio — Class I, Jennison Portfolio — Class II, Jennison 20/20 Focus Portfolio — Class I, Jennison 20/20 Focus Portfolio — Class II, Money Market Portfolio — Class I, Money Market Portfolio — Class II, Natural Resources Portfolio — Class I, Natural Resources Portfolio — Class II, Small Capitalization Stock Portfolio — Class I, Small Capitalization Stock Portfolio — Class II, Stock Index Portfolio —Class I, Stock Index Portfolio — Class II, Value Portfolio — Class I, Value Portfolio —

THE PRUDENTIAL SERIES FUND 60

Class II, SP Aggressive Growth Asset Allocation Portfolio — Class I, SP Aggressive Growth Asset Allocation Portfolio — Class II, SP AIM Core Equity Portfolio — Class I, SP AIM Core Equity Portfolio — Class II, SP Balanced Asset Allocation Portfolio — Class I, SP Balanced Asset Allocation Portfolio — Class II, SP Conservative Asset Allocation Portfolio — Class I, SP Conservative Asset Allocation Portfolio — Class II, SP Davis Value Portfolio — Class I, SP Davis Value Portfolio — Class II, SP Growth Asset Allocation Portfolio — Class I, SP Growth Asset Allocation Portfolio — Class II, SP Large Cap Value Portfolio — Class I, SP Large Cap Value Portfolio — Class II, SP LSV International Value Portfolio — Class I, SP LSV International Value Portfolio — Class II, SP Mid Cap Growth Portfolio — Class I, SP Mid Cap Growth Portfolio — Class II, SP PIMCO High Yield Portfolio — Class I, SP PIMCO High Yield Portfolio — Class II, SP PIMCO Total Return Portfolio — Class I, SP PIMCO Total Return Portfolio — Class II, SP Prudential U.S. Emerging Growth Portfolio — Class I, SP Prudential U.S. Emerging Growth Portfolio — Class II, SP Small Cap Growth Portfolio — Class I, SP Small Cap Growth Portfolio — Class II, SP Small Cap Value Portfolio — Class I, SP Small Cap Value Portfolio — Class II, SP Strategic Partners Focused Growth Portfolio — Class I, SP Strategic Partners Focused Growth Portfolio — Class II, SP T. Rowe Price Large Cap Growth Portfolio — Class I, SP T. Rowe Price Large Cap Growth Portfolio — Class II, SP William Blair International Growth Portfolio — Class I, SP William Blair International Growth Portfolio — Class II.

Each class of shares of beneficial interest of each Portfolio represents an interest in the same assets of the Portfolio and is identical in all respects except that: (1) Class I shares are not subject to distribution fees or administration fees; (2) Class II shares are subject to distribution fees and administration fees; (3) each share class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interest of one class differs from the interests of any class; and (4)each share class is offered to a limited group of investors.

The shares of beneficial interest of each class, when issued, will be fully paid and non-assessable, will have no conversion or similar rights, and will be freely transferable. Each share of beneficial interest of each class is equal as to earnings, assets, and voting privileges. Class II bears the expenses related to the distribution and administration of its shares. In the event of liquidation, each share of a Portfolio is entitled to its portion of all of the Portfolio’s assets after all debts and expenses of the Portfolio have been paid. Since Class II shares bear distribution and administration expenses, the liquidation proceeds to Class II shareholders are likely to be lower than the liquidation proceeds to Class I shareholders, whose shares are not subject to any distribution fees or administration fees.

From time to time, Prudential Financial,Inc. and/or its insurance company affiliates have purchased shares of the Fund to provide initial capital and to enable the Portfolios to avoid unrealistically poor investment performance that might otherwise result because the amounts available for investment are too small. Prudential will not redeem any of its shares until a Portfolio is large enough so that redemption will not have an adverse effect upon investment performance. Prudential will vote its shares in the same manner and in the same proportion as the shares held by the separate accounts that invest in the Fund, which in turn, are generally voted in accordance with instructions from Contract owners.

PRINCIPAL SHAREHOLDERS

As of March 31, 2006, 100% of each Portfolio’s Class I shares were owned of record by The Prudential Life Insurance Company of America (“PLICA”) or its affiliates on behalf of the owners of variable insurance products issued by PLICA or its affiliates. As of March 31, 2006, the following persons/entities owned of record 5% or more of each Portfolio’s Class II shares:

Principal Shareholders — Class II Shares

Portfolio	Owner of Record*	% of Class II Shares
Value Portfolio	Hartford Life	40.02%
	Hartford Life & Annuity	34.50
	Pacific Life Ins. Co.	25.47
Equity Portfolio	Great West Life & Annuity	100.00
Jennison Portfolio	Hartford Life	11.84
	Hartford Life & Annuity	5.19
	Guardian Insurance	8.61
	The Ohio National Life Insurance	51.06
	GE Life and Annuity Assurance Co.	14.83
Jennison 20/20 Focus Portfolio	Allianz Life Insurance Co. of North America	74.08
	The Ohio National Life Insurance	17.65
	GE Life and Annuity Assurance Co.	5.98
Natural Resources Portfolio	GE Life and Annuity Assurance Co.	95.97
SP Prudential U.S. Emerging Growth Portfolio	GE Life and Annuity Assurance Co.	23.21
	Pacific Life Ins. Co.	76.80
SP Strategic Partners Focused Growth Portfolio	Allianz Life Insurance Co. of North America	98.67
SP William Blair International Growth Portfolio	Allianz Life Insurance Co. of North America	92.14

61

Notes to Class II Principal Shareholders Table

*The address of each owner of record is as follows:

• Hartford Life and Hartford Life and Annuity: P.O. Box 2999,

• Hartford, CT, 06104 - Pacific Life Insurance Company: P.O. Box 9000,

• Newport Beach, CA 92660 - Great West Life & Annuity: 8515 E. Orchard Road 2T2, Englewood, CO 80111

• Guardian Insurance: 3900 Burgess Place, Bethlehem, PA 18017

• The Ohio National Life Insurance Company, P.O. Box 237, Cincinnati, OH 45201

• GE Life and Annuity Assurance Company, 6610 W. Broad Street, Richmond, VA 23230

• Allianz Life Insurance Co. of North America, 5701 Golden Hill Drive, Minneapolis, MN 55416

As of March 31 2006, the amount of shares of the Fund owned by the officers and trustees of the Fund at that time and who are shown in the section of this SAI entitled “Management and Advisory Arrangements” was less than one percent of shares. To the knowledge of the Fund, no person owned beneficially more than 5% of any class of the Fund’s outstanding shares as of March 31, 2006.

FINANCIAL STATEMENTS

The financial statements of the Fund for the fiscal year ended December 31, 2005 incorporated by reference into this SAI by reference to the annual report to shareholders, have been so incorporated in reliance on the report of KPMG LLP, independent registered public accounting firm. KPMG LLP’s principal business address is 345 Park Avenue, New York, New York 10154.

The Fund’s Annual Report, dated December 31, 2005, can be obtained, without charge, by calling (800) 778-2255 or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

THE PRUDENTIAL SERIES FUND 62

PART II

INVESTMENT RISKS AND CONSIDERATIONS

Set forth below are descriptions of some of the types of investments and investment strategies that a Portfolio may use, and the risks and considerations associated with those investments and investment strategies. Please see the Prospectus and the “Fund Portfolios, Investment Objectives and Policies” Section in Part I of the SAI, which identifies the types of investments and investment strategies that may be used by each Portfolio.Information contained in this section about the risks and considerations associated with a Portfolio’s investments and/or investment strategies applies only to those Portfolios specifically identified in Part I of the SAI as making a type of investment or using an investment strategy (each, a “Covered Portfolio”). Information that does not apply to a Covered Portfolio does not form a part of the SAI as it relates to the Covered Portfolio and should not be relied on by investors in that Covered Portfolio. Only information that is clearly identified as applicable to a Covered Portfolio is considered to form a part of the SAI as it relates to a Covered Portfolio.

ASSET-BACKED SECURITIES. Certain Portfolios may invest in asset-backed securities. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. Asset-backed securities may be classified as pass-through certificates or collateralized obligations.

Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support.

Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such assets are most often trade, credit card or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

Credit-Related Asset-Backed Securities. This type of asset-backed security is collateralized by a basket of corporate bonds or other securities, including junk bonds. Unlike the traditional asset-backed securities described above, these asset-backed securities often do have the benefit of a security interest or ownership interest in the related collateral. With a credit-related asset-backed security, the underlying bonds have the risk of being prepaid prior to maturity. Although generally not pre-payable at any time, some of the underlying bonds may have call options, while others may have maturity dates that are earlier than the asset-backed security itself. As with traditional asset-backed securities described above, the Portfolio bears the risk of loss of the resulting increase or decrease in yield to maturity after a prepayment of an underlying bond. However, the primary risk associated with credit-related asset-backed securities is the potential loss of principal associated with losses on the underlying bonds.

BORROWING AND LEVERAGE. A Portfolio may borrow up to 33 1/3% of the value of its total assets (calculated at the time of the borrowing). The Portfolio may pledge up to 33 1/3% of its total assets to secure these borrowings. If the Portfolio’s asset coverage for borrowings falls below 300%, the Portfolio will take prompt action to reduce its borrowings. If the Portfolio borrows to invest in securities, any investment gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Portfolio, the net asset value of the Portfolio’s shares will decrease faster than would otherwise be the case. This is the speculative factor known as “leverage.”

A Portfolio may borrow from time to time, at the investment subadviser’s discretion, to take advantage of investment opportunities, when yields on available investments exceed interest rates and other expenses of related borrowing, or when, in the investment adviser’s opinion, unusual market conditions otherwise make it advantageous for the Portfolio to increase its investment capacity. A Portfolio will only borrow when there is an expectation that it will benefit a Portfolio after taking into account considerations such as interest income and possible losses upon liquidation. Borrowing by a Portfolio creates an opportunity for increased net income but, at the same time, creates risks, including the fact that leverage may exaggerate changes in the net asset value of Portfolio shares and in the yield ona Portfolio. A Portfolio may borrow through forward rolls, dollar rolls or reverse repurchase agreements, although no Portfolio currently has any intention of doing so.

63

CONVERTIBLE SECURITIES. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege. The characteristics of convertible securities make them appropriate investments for an investment company seeking a high total return from capital appreciation and investment income. These characteristics include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value relative to the underlying common stock due to their fixed-income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in nonconvertible form.

In analyzing convertible securities, the Manager will consider both the yield on the convertible security relative to its credit quality and the potential capital appreciation that is offered by the underlying common stock, among other things.

Convertible securities are issued and traded in a number of securities markets. Even in cases where a substantial portion of the convertible securities held by a Portfolio are denominated in U.S. dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. As described below, a Portfolio is authorized to enter into foreign currency hedging transactions in which it may seek to reduce the effect of such fluctuations.

Apart from currency considerations, the value of convertible securities is influenced by both the yield of nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” To the extent interest rates change, the investment value of the convertible security typically will fluctuate. However, at the same time, the value of the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If, because of a low price of the common stock the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value.

To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities’ investment value.

Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

Synthetic convertible securities may be either (i) a debt security or preferred stock that may be convertible only under certain contingent circumstances or that may pay the holder a cash amount based on the value of shares of underlying common stock partly or wholly in lieu of a conversion right (a “Cash-Settled Convertible”), (ii) a combination of separate securities chosen by the Manager in order to create the economic characteristics of a convertible security, i.e., a fixed income security paired with a security with equity conversion features, such as an option or warrant ( a “Manufactured Convertible”) or (iii) a synthetic security manufactured by another party.

Synthetic convertible securities may include either Cash-Settled Convertibles or Manufactured Convertibles. Cash-Settled Convertibles are instruments that are created by the issuer and have the economic characteristics of traditional convertible securities but may not actually permit conversion into the underlying equity securities in all circumstances. As an example, a private company may issue a Cash-Settled Convertible that is convertible into common stock only if the company successfully completes a public offering of its common stock prior to maturity and otherwise pays a cash amount to reflect any equity appreciation. Manufactured

THE PRUDENTIAL SERIES FUND 64

Convertibles are created by the Manager by combining separate securities that possess one of the two principal characteristics of a convertible security, i.e., fixed income (“fixed income component”) or a right to acquire equity securities (“convertibility component”). The fixed income component is achieved by investing in nonconvertible fixed income securities, such as nonconvertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in call options, warrants, or other securities with equity conversion features (“equity features”) granting the holder the right to purchase a specified quantity of the underlying stocks within a specified period of time at a specified price or, in the case of a stock index option, the right to receive a cash payment based on the value of the underlying stock index.

A Manufactured Convertible differs from traditional convertible securities in several respects. Unlike a traditional convertible security, which is a single security having a unitary market value, a Manufactured Convertible is comprised of two or more separate securities, each with its own market value. Therefore, the total “market value” of such a Manufactured Convertible is the sum of the values of its fixed-income component and its convertibility component.

More flexibility is possible in the creation of a Manufactured Convertible than in the purchase of a traditional convertible security. Because many corporations have not issued convertible securities, the Manager may combine a fixed income instrument and an equity feature with respect to the stock of the issuer of the fixed income instrument to create a synthetic convertible security otherwise unavailable in the market. The Manager may also combine a fixed income instrument of an issuer with an equity feature with respect to the stock of a different issuer when the Manager believes such a Manufactured Convertible would better promote a Portfolio’s objective than alternate investments. For example, the Manager may combine an equity feature with respect to an issuer’s stock with a fixed income security of a different issuer in the same industry to diversify the Portfolio’s credit exposure, or with a U.S. Treasury instrument to create a Manufactured Convertible with a higher credit profile than a traditional convertible security issued by that issuer. A Manufactured Convertible also is a more flexible investment in that its two components may be purchased separately and, upon purchasing the separate securities, “combined” to create a Manufactured Convertible. For example,a Portfolio may purchase a warrant for eventual inclusion in a Manufactured Convertible while postponing the purchase of a suitable bond to pair with the warrant pending development of more favorable market conditions.

The value of a Manufactured Convertible may respond differently to certain market fluctuations than would a traditional convertible security with similar characteristics. For example, in the event a Portfolio created a Manufactured Convertible by combining a short-term U.S. Treasury instrument and a call option on a stock, the Manufactured Convertible would likely outperform a traditional convertible of similar maturity that is convertible into that stock during periods when Treasury instruments outperform corporate fixed income securities and underperform during periods when corporate fixed-income securities outperform Treasury instruments.

CORPORATE LOANS. Commercial banks and other financial institutions make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the prime rate of U.S. banks. As a result, the value of corporate loan investments is generally less responsive to shifts in market interest rates. Because the trading market for corporate loans is less developed than the secondary market for bonds and notes, a Portfolio may experience difficulties from time to time in selling its corporate loans. Borrowers frequently provide collateral to secure repayment of these obligations. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a “syndicate.” The syndicate’s agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, a Portfolio may not recover its investment, or there might be a delay in the Portfolio’s recovery. By investing in a corporate loan, a Portfolio becomes a member of the syndicate.

As in the case of junk bonds, the Corporate Loans in which a Portfolio may invest can be expected to provide higher yields than higher-rated fixed income securities but may be subject to greater risk of loss of principal and income. There are, however, some significant differences between Corporate Loans and junk bonds. Corporate Loans are frequently secured by pledges of liens and security interests in the assets of the borrower, and the holders of Corporate Loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower’s bondholders. These arrangements are designed to give Corporate Loan investors preferential treatment over junk bond investors in the event of a deterioration in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the Corporate Loans will be repaid in full. Corporate Loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the Prime Rate of a U.S. bank, or that may be adjusted on set dates, typically 30 days but generally not more than one year, in the case of LIBOR. Consequently, the value of Corporate Loans held by a Portfolio may be expected to fluctuate significantly less than the value of fixed rate junk bond instruments as a result of changes in the interest rate environment. On the other hand, the secondary dealer market for Corporate Loans is not as well developed as the secondary dealer market for junk bonds, and therefore presents increased market risk relating to liquidity and pricing concerns.

65

A Portfolio may acquire interests in Corporate Loans by means of a novation, assignment or participation. In a novation, a Portfolio would succeed to all the rights and obligations of the assigning institution and become a contracting party under the credit agreement with respect to the debt obligation. As an alternative, a Portfolio may purchase an assignment, in which case the Portfolio may be required to rely on the assigning institution to demand payment and enforce its rights against the borrower but would otherwise typically be entitled to all of such assigning institution’s rights under the credit agreement. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution selling the participation interest and not with the borrower. In purchasing a loan participation, a Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Portfolio may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, a Portfolio will assume the credit risk of both the borrower and the institution selling the participation to the Portfolio.

DEBT SECURITIES. Debt securities, such as bonds, involve credit risk. This is the risk that the issuer will not make timely payments of principal and interest. The degree of credit risk depends on the issuer’s financial condition and on the terms of the bonds. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Portfolio’s investment in that issuer. Credit risk is reduced to the extent a Portfolio limits its debt investments to U.S. Government securities. All debt securities, however, are subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.

DEPOSITARY RECEIPTS. A Portfolio may invest in the securities of foreign issuers in the form of Depositary Receipts or other securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. American Depositary Receipts (“ADRs”) and American Depositary Shares (“ADSs”) are receipts or shares typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts (“EDRs”) are receipts issued in Europe that evidence a similar ownership arrangement. Global Depositary Receipts (“GDRs”) are receipts issued throughout the world that evidence a similar arrangement. Generally, ADRs and ADSs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. A Portfolio may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into or for which they may be converted or exchanged.

DERIVATIVES. A Portfolio may use instruments referred to as derivatives. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the SP 500 Index or the prime lending rate). Derivatives allow a Portfolio to increase or decrease the level of risk to which the Portfolio is exposed more quickly and efficiently than transactions in other types of instruments. Each Portfolio may use Derivatives for hedging purposes. Certain Portfolios may also use derivatives to seek to enhance returns. The use of a Derivative is speculative if the Portfolio is primarily seeking to achieve gains, rather than offset the risk of other positions. When the Portfolio invests in a Derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that Derivative, which may sometimes be greater than the Derivative’s cost. No Portfolio may use any Derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

HEDGING. Hedging is a strategy in which a Derivative or security is used to offset the risks associated with other Portfolio holdings. Losses on the other investment may be substantially reduced by gains on a Derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by the Portfolio or if the cost of the Derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the Derivative will not match those of the holdings being hedged as expected by a Portfolio, in which case any losses on the holdings being hedged may not be reduced or may be increased. The inability to close options and futures positions also could have an adverse impact on a Portfolio’s ability to hedge effectively its portfolio. There is also a risk of loss by the Portfolio of margin deposits or collateral in the event of bankruptcy of a broker with whom the Portfolio has an open position in an option, a futures contract or a related option. There can be no assurance that a Portfolio’s hedging strategies will be effective or that hedging transactions will be available to a Portfolio. No Portfolio is required to engage in hedging transactions and each Portfolio may choose not to do so.

INDEXED AND INVERSE SECURITIES. A Portfolio may invest in securities the potential return of which is based on an index or interest rate. As an illustration, a Portfolio may invest in a security whose value is based on changes in a specific index or that pays interest based on the current value of an interest rate index, such as the prime rate. A Portfolio may also invest in a debt security that

THE PRUDENTIAL SERIES FUND 66

returns principal at maturity based on the level of a securities index or a basket of securities, or based on the relative changes of two indices. In addition, certain Portfolios may invest in securities the potential return of which is based inversely on the change in an index or interest rate (that is, a security the value of which will move in the opposite direction of changes to an index or interest rate). For example, a Portfolio may invest in securities that pay a higher rate of interest when a particular index decreases and pay a lower rate of interest (or do not fully return principal) when the value of the index increases. If a Portfolio invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant interest rate, index or indices. Indexed and inverse securities may involve credit risk, and certain indexed and inverse securities may involve leverage risk, liquidity risk and currency risk. A Portfolio may invest in indexed and inverse securities for hedging purposes or to seek to increase returns. When used for hedging purposes, indexed and inverse securities involve correlation risk. (Furthermore, where such a security includes a contingent liability, in the event of such an adverse movement, a Portfolio may be required to pay substantial additional margin to maintain the position.)

SWAP AGREEMENTS. Certain Portfolios may enter into swap transactions, including but not limited to, interest rate, index, credit default, total return and, to the extent that it may invest in foreign currency-denominated securities, currency exchange rate swap agreements. In addition,certain Portfolios may enter into options on swap agreements (swap options). These swap transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Portfolio than if the Portfolio had invested directly in an instrument that yielded that desired return.

Swap agreements are two party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on or calculated with respect to particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” that is, the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index or other investments or instruments.

Most swap agreements entered into bya Portfolio would calculate the obligations of the parties to the agreement on a “net basis.” Consequently the Portfolio’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Portfolio’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of liquid assets.

To the extent that a Portfolio enters into swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Portfolio’s obligations, if any, with respect to such swaps, accrued on a daily basis. Inasmuch as segregated accounts are established for these hedging transactions, the investment adviser and the Portfolio believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreement related to the transaction. Since swaps are individually negotiated, the Portfolio expects to achieve an acceptable degree of correlation between its rights to receive a return on its portfolio securities and its rights and obligations to receive and pay a return pursuant to swaps. The Portfolio will enter into swaps only with parties meeting creditworthiness standards approved by the Portfolio’s Board of Directors. The investment subadviser will monitor the creditworthiness of such parties under the supervision of the Board of Directors.

CREDIT DEFAULT SWAP AGREEMENTS AND SIMILAR INSTRUMENTS. Certain Portfolios may enter into credit default swap agreements and similar agreements, and may also buy credit-linked securities. The credit default swap agreement or similar instrument may have as reference obligations one or more securities that are not currently held by a Portfolio. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an up front or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Portfolio may be either the buyer or seller in the transaction. If a Portfolio is a buyer and no credit event occurs, the Portfolio recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, a Portfolio generally receives an up front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.

Credit default swaps and similar instruments involve greater risks than if a Portfolio had invested in the reference obligation directly, since, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risks. A Portfolio will enter

67

into credit default swap agreements and similar instruments only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Manager to be equivalent to such rating. A buyer also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the up front or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio. When a Portfolio acts as a seller of a credit default swap or a similar instrument, it is exposed to many of the same risks of leverage since, if a credit event occurs, the seller may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations.

CREDIT LINKED SECURITIES. Among the income producing securities in which a Portfolio may invest are credit linked securities, which are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such a credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, a Portfolio may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Portfolio would receive. A Portfolio’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is also expected that the securities will be exempt from registration under the Securities Act of 1933. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

TOTAL RETURN SWAP AGREEMENTS. Certain Portfolios may enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. Total return swap agreements may effectively add leverage to the Portfolio’s portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. Total return swap agreements entail the risk that a party will default on its payment obligations to the Portfolio thereunder. Swap agreements also bear the risk that the Portfolio will not be able to meet its obligation to the counterparty. Generally, the Portfolio will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Portfolio’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value at least equal to the accrued excess will be segregated by the Portfolio. If the total return swap transaction is entered into on other than a net basis, the full amount of the Portfolio’s obligations will be accrued on a daily basis, and the full amount of the Portfolio’s obligations will be segregated by the Portfolio in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the Portfolio initially to make an equivalent direct investment, plus or minus any amount the Portfolio is obligated to pay or is to receive under the total return swap agreement.

Unless otherwise noted, a Portfolio’s net obligations in respect of all swap agreements (i.e., the aggregate net amount owed by the Portfolio) is limited to 15% of its net assets.

OPTIONS ON SECURITIES AND SECURITIES INDEXES. A Portfolio may invest in options on individual securities, baskets of securities or particular measurements of value or rate (an “index”), such as an index of the price of treasury securities or an index representative of short term interest rates.

Types of Options. A Portfolio may engage in transactions in options on individual securities, baskets of securities or securities indices, or particular measurements of value or rate (an “index”), such as an index of the price of treasury securities or an index representative of short term interest rates. Such investments may be made on exchanges and in the over-the-counter markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing

THE PRUDENTIAL SERIES FUND 68

corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater credit risk. OTC options also involve greater liquidity risk. See “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives” below.

A Portfolio will write only “covered” options. A written option is covered if, so long as a Portfolio is obligated the option, it (1) owns an offsetting position in the underlying security or currency or (2) segregates cash or other liquid assets, in an amount equal to or greater than its obligation under the option.

CALL OPTIONS. A Portfolio may purchase call options on any of the types of securities or instruments in which it may invest. A call option gives a Portfolio the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period. A Portfolio also may purchase and sell call options on indices. Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option.

Each Portfolio may only write (i.e., sell) covered call options on the securities or instruments in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option in which a Portfolio either owns an offsetting position in the underlying security or currency, or the Portfolio segregates cash or other liquid assets in an amount equal to or greater than its obligation under the option. The principal reason for writing call options is the attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, a Portfolio gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, a Portfolio’s ability to sell the underlying security will be limited while the option is in effect unless the Portfolio enters into a closing purchase transaction. A closing purchase transaction cancels out a Portfolio’s position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options also serve as a partial hedge to the extent of the premium received against the price of the underlying security declining.

PUT OPTIONS. A Portfolio may purchase put options to seek to hedge against a decline in the value of its securities or to enhance its return. By buying a put option, a Portfolio acquires a right to sell such underlying securities or instruments at the exercise price, thus limiting the Portfolio’s risk of loss through a decline in the market value of the securities or instruments until the put option expires. The amount of any appreciation in the value of the underlying securities or instruments will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out a Portfolio’s position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. A Portfolio also may purchase uncovered put options.

Each Portfolio may write (i.e., sell) put options on the types of securities or instruments that may be held by the Portfolio, provided that such put options are covered, meaning that such options are secured by segregated, liquid instruments. A Portfolio will receive a premium for writing a put option, which increases the Portfolio’s return. A Portfolio will not sell puts if, as a result, more than 25% of the Portfolio’s net assets would be required to cover its potential obligations under its hedging and other investment transactions.

FUTURES. A Portfolio may engage in transactions in futures and options thereon. Futures are standardized, exchange-traded contracts which obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract a Portfolio is required to deposit collateral (“margin”) equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Portfolio will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Futures involve substantial leverage risk.

The sale of a futures contract limits a Portfolio’s risk of loss through a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract’s expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, a Portfolio will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.

The purchase of a futures contract may protect a Portfolio from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Portfolio was attempting to identify specific securities in which to invest in a market the Portfolio believes to be attractive. In the event that such securities decline in value or a Portfolio determines not to

69

complete an anticipatory hedge transaction relating to a futures contract, however, the Portfolio may realize a loss relating to the futures position.

A Portfolio is also authorized to purchase or sell call and put options on futures contracts including financial futures and stock indices in connection with its hedging activities. Generally, these strategies would be used under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Portfolio entered into futures transactions. A Portfolio may purchase put options or write (i.e., sell) call options on futures contracts and stock indices rather than selling the underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, a Portfolio can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Portfolio intends to purchase.

A Portfolio may only write “covered” put and call options on futures contracts. A Portfolio will be considered “covered” with respect to a call option it writes on a futures contract if the Portfolio owns the assets that are deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the “covered” option and having an expiration date not earlier than the expiration date of the “covered” option, or if it segregates for the term of the option cash or other liquid assets equal to the fluctuating value of the optioned future. A Portfolio will be considered “covered” with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the “covered” option, or if it segregates for the term of the option cash or other liquid assets at all times equal in value to the exercise price of the put (less any initial margin deposited by the Portfolio with its custodian with respect to such option). There is no limitation on the amount of a Portfolio’s assets that can be segregated.

Each Portfolio has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. The Manager is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA and each Portfolio is operated so as not to be deemed to be a “commodity pool” under the regulations of the Commodity Futures Trading Commission.

FOREIGN EXCHANGE TRANSACTIONS. A Portfolio may engage in spot and forward foreign exchange transactions and currency swaps, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, “Currency Instruments”) for purposes of hedging against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar or, with respect to certain Portfolios, to seek to enhance returns. Such transactions could be effected with respect to hedges on non-U.S. dollar denominated securities owned by a Portfolio, sold by a Portfolio but not yet delivered, or committed or anticipated to be purchased by a Portfolio. As an illustration, a Portfolio may use such techniques to hedge the stated value in U.S. dollars of an investment in a yen-denominated security. In such circumstances, for example, the Portfolio may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Portfolio may also sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a “straddle”). By selling such a call option in this illustration, the Portfolio gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar. “Straddles” of the type that may be used by a Portfolio are considered to constitute hedging transactions and are consistent with the policies described above. No Portfolio will attempt to hedge all of its foreign portfolio positions.

FORWARD FOREIGN EXCHANGE TRANSACTIONS. Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. A Portfolio will enter into foreign exchange transactions for purposes of hedging either a specific transaction or a portfolio position, or, with respect to certain Portfolios, to seek to enhance returns. A Portfolio may enter into a foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction or selling a currency in which the Portfolio has received or anticipates receiving a dividend or distribution. A Portfolio may enter into a foreign exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the Portfolio is denominated or by purchasing a currency in which the Portfolio anticipates acquiring a portfolio position in the near future. A Portfolio may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Forward foreign exchange transactions involve substantial currency risk, and also involve credit and liquidity risk.

CURRENCY FUTURES. A Portfolio may also seek to enhance returns or hedge against the decline in the value of a currency against the U.S. dollar through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange

THE PRUDENTIAL SERIES FUND 70

transactions except that futures are standardized, exchange-traded contracts. See “Futures” above. Currency futures involve substantial currency risk, and also involve leverage risk.

CURRENCY OPTIONS. A Portfolio may also seek to enhance returns or hedge against the decline in the value of a currency against the U.S. dollar through the use of currency options. Currency options are similar to options on securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. A Portfolio may engage in transactions in options on currencies either on exchanges or OTC markets. See “Types of Options” above and “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives” below. Currency options involve substantial currency risk, and may also involve credit, leverage or liquidity risk.

LIMITATIONS ON CURRENCY HEDGING. Most Portfolios will not speculate in Currency Instruments although certain Portfolios may use such instruments to seek to enhance returns. Accordingly, a Portfolio will not hedge a currency in excess of the aggregate market value of the securities that it owns (including receivables for unsettled securities sales), or has committed to or anticipates purchasing, which are denominated in such currency. A Portfolio may, however, hedge a currency by entering into a transaction in a Currency Instrument denominated in a currency other than the currency being hedged (a “cross-hedge”). A Portfolio will only enter into a cross-hedge if the Manager believes that (i) there is a demonstrable high correlation between the currency in which the cross-hedge is denominated and the currency being hedged, and (ii) executing a cross-hedge through the currency in which the cross-hedge is denominated will be significantly more cost-effective or provide substantially greater liquidity than executing a similar hedging transaction by means of the currency being hedged.

RISK FACTORS IN HEDGING FOREIGN CURRENCY RISKS. Hedging transactions involving Currency Instruments involve substantial risks, including correlation risk. While a Portfolio’s use of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the net asset value of the Portfolio’s shares, the net asset value of the Portfolio’s shares will fluctuate. Moreover, although Currency Instruments will be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Portfolio’s hedging strategies will be ineffective. To the extent that a Portfolio hedges against anticipated currency movements that do not occur, the Portfolio may realize losses and decrease its total return as the result of its hedging transactions. Furthermore, a Portfolio will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.

In connection with its trading in forward foreign currency contracts, a Portfolio will contract with a foreign or domestic bank, or foreign or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency. There are no limitations on daily price moves in such forward contracts, and banks and dealers are not required to continue to make markets in such contracts. There have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell. Governmental imposition of credit controls might limit any such forward contract trading. With respect to its trading of forward contracts, if any, a Portfolio will be subject to the risk of bank or dealer failure and the inability of, or refusal by, a bank or dealer to perform with respect to such contracts. Any such default would deprive the Portfolio of any profit potential or force the Portfolio to cover its commitments for resale, if any, at the then market price and could result in a loss to the Portfolio.

It may not be possible for a Portfolio to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Portfolio is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which Currency Instruments are not available and it is not possible to engage in effective foreign currency hedging. The cost to a Portfolio of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange usually are conducted on a principal basis, no fees or commissions are involved.

RISK FACTORS IN DERIVATIVES. Derivatives are volatile and involve significant risks, including:

Leverage Risk — the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

71

Use of Derivatives for hedging purposes involves correlation risk. If the value of the Derivative moves more or less than the value of the hedged instruments, a Portfolio will experience a gain or loss that will not be completely offset by movements in the value of the hedged instruments.

A Portfolio intends to enter into transactions involving Derivatives only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives.” However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a Derivative or the Portfolio will otherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position in a Derivative without incurring substantial losses, if at all.

FOREIGN INVESTMENT RISKS. Certain Portfolios may invest in foreign equity and/or debt securities. Foreign debt securities include certain foreign bank obligations and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.

Foreign Market Risk. Portfolios that may invest in foreign securities offer the potential for more diversification than a Portfolio that invests only in the United States because securities traded on foreign markets have often (though not always) performed differently than securities in the United States. However, such investments involve special risks not present in U.S. investments that can increase the chances that a Portfolio will lose money. In particular, a Portfolio is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Portfolio to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States.

Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair a Portfolio’s ability to purchase or sell foreign securities or transfer the Portfolio’s assets or income back into the United States, or otherwise adversely affect a Portfolio’s operations. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

Currency Risk and Exchange Risk. Securities in which a Portfolio invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates will affect the value of a Portfolio’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than does the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on nonpublic information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Portfolio management to completely and accurately determine a company’s financial condition.

Certain Risks of Holding Portfolio Assets Outside the United States. A Portfolio generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on a Portfolio’s ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for a Portfolio to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Portfolio can earn on

THE PRUDENTIAL SERIES FUND 72

its investments and typically results in a higher operating expense ratio for the Portfolio as compared to investment companies that invest only in the United States.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for a Portfolio to carry out transactions. If a Portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Portfolio could be liable to that party for any losses incurred.

Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, thereby reducing the amount available for distribution to shareholders.

Certain transactions in Derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose a Portfolio to potential losses, which exceed the amount originally invested by the Portfolio. When a Portfolio engages in such a transaction, the Portfolio will deposit in a segregated account at its custodian liquid securities with a value at least equal to the Portfolio’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Commission). Such segregation will ensure that a Portfolio has assets available to satisfy its obligations with respect to the transaction, but will not limit the Portfolio’s exposure to loss.

Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives. Certain Derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for a Portfolio to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for a Portfolio to ascertain a market value for such instruments. A Portfolio will, therefore, acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Manager anticipates the Portfolio can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer’s quotation may be used.

Because Derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that a Portfolio has unrealized gains in such instruments or has deposited collateral with its counterparty the Portfolio is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. A Portfolio will attempt to minimize the risk that a counterparty will become bankrupt or otherwise fail to honor its obligations by engaging in transactions in Derivatives traded in OTC markets only with financial institutions that appear to have substantial capital or that have provided the Portfolio with a third-party guaranty or other credit enhancement.

DISTRESSED SECURITIES. A Portfolio may invest in securities, including corporate loans purchased in the secondary market, which are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or interest at the time of acquisition by the Portfolio or are rated in the lower rating categories (Ca or lower by Moody’s and CC or lower by SP or Fitch) or which, if unrated, are in the judgment of the Manager of equivalent quality (“Distressed Securities”). Investment in Distressed Securities is speculative and involves significant risks. Distressed Securities frequently do not produce income while they are outstanding and may require a Portfolio to bear certain extraordinary expenses in order to protect and recover its investment.

A Portfolio will generally make such investments only when the Manager believes it is reasonably likely that the issuer of the Distressed Securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Portfolio will receive new securities. However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a Portfolio makes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that a Portfolio will receive any interest payments on the Distressed Securities, the Portfolio will be subject to significant uncertainty as to whether or not the exchange offer or plan of reorganization will be completed and the Portfolio may be required to bear certain extraordinary expenses to protect and recover its investment. Even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by a Portfolio, there can be no assurance that the securities or other assets received by a Portfolio in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by a Portfolio upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of a Portfolio’s participation

73

in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the Portfolio may be restricted from disposing of such securities.

ILLIQUID OR RESTRICTED SECURITIES. Each Portfolio may invest in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of a Portfolio’s assets in illiquid securities may restrict the ability of the Portfolio to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where a Portfolio’s operations require cash, such as when the Portfolio redeems shares or pays dividends, and could result in the Portfolio borrowing to meet short term cash requirements or incurring capital losses on the sale of illiquid investments. A Portfolio may invest in securities that are not registered (“restricted securities”) under the Securities Act of 1933, as amended (the “Securities Act”).

Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Portfolio or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by a Portfolio are required to be registered under the securities laws of one or more jurisdictions before being resold, the Portfolio may be required to bear the expenses of registration. Certain of the Portfolio’s investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources or they may be dependent on a limited management group. In making investments in such securities, a Portfolio may obtain access to material nonpublic information, which may restrict the Portfolio’s ability to conduct portfolio transactions in such securities.

Specific Portfolio Limits: Each Portfolio, other than the Money Market Portfolio and SP T. Rowe Price Large Cap Growth Portfolio, may hold up to 15% of net assets in illiquid securities. The Money Market Portfolio and SP T. Rowe Price Large Cap Growth Portfolio may hold up to 10% of their net assets in illiquid securities.

INITIAL PUBLIC OFFERING RISK. The volume of initial public offerings and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If initial public offerings are brought to the market, availability may be limited and the Portfolio may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. In addition, the prices of securities involved in initial public offerings are often subject to greater and more unpredictable price changes than more established stocks.

INVESTMENT IN EMERGING MARKETS. Certain Portfolios may invest in the securities of issuers domiciled in various countries with emerging capital markets. Specifically, a country with an emerging capital market is any country that the World Bank, the International Finance Corporation, the United Nations or its authorities has determined to have a low or middle income economy. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks not involved in investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets, (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments, (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments, (iv) national policies that may limit a Portfolio’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests, and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Such capital markets are emerging in a dynamic political and economic environment brought about by events over recent years that have reshaped political boundaries and traditional ideologies. In such a dynamic environment, there can be no assurance that these capital markets will continue to present viable investment opportunities for a Portfolio. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is

THE PRUDENTIAL SERIES FUND 74

no assurance that such expropriations will not reoccur. In such an event, it is possible that a Portfolio could lose the entire value of its investments in the affected markets.

Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and companies may be held by a limited number of persons. This may adversely affect the timing and pricing of the Portfolio’s acquisition or disposal of securities.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because a Portfolio will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. A Portfolio would absorb any loss resulting from such registration problems and may have no successful claim for compensation.

Restrictions on Certain Investments. A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing countries, and certain of such countries, such as Thailand, South Korea, Chile and Brazil have specifically authorized such Portfolios. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies. In accordance with the Investment Company Act, a Portfolio may invest up to 10% of its total assets in securities of other investment companies, not more than 5% of which may be invested in any one such company. In addition, under the Investment Company Act, a Portfolio may not own more than 3% of the total outstanding voting stock of any investment company. These restrictions on investments in securities of investment companies may limit opportunities for a Portfolio to invest indirectly in certain developing countries. New shares of certain investment companies may at times be acquired only at market prices representing premiums to their net asset values. If a Portfolio acquires shares of other investment companies, shareholders would bear both their proportionate share of expenses of the Portfolio (including management and advisory fees) and, indirectly, the expenses of such other investment companies. SEE ALSO “INVESTMENTS IN OTHER INVESTMENT COMPANIES.”

Risks of Investing in Asia-Pacific Countries. In addition to the risks of foreign investing and the risks of investing inemerging markets, the developing market Asia-Pacific countries in which a Portfolio may invest are subject to certain additional or specific risks. Certain Portfolios may make substantial investments in Asia-Pacific countries. There is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region such as in Japan and Hong Kong. Brokers in developing market Asia-Pacific countries typically are fewer in number and less well capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment discussed below, result in potentially fewer investment opportunities for a Portfolio and may have an adverse impact on the investment performance of the Portfolio.

Many of the developing market Asia-Pacific countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. In addition, the governments of many of such countries, such as Indonesia, have a heavy role in regulating and supervising the economy. Another risk common to most such countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also present risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors.

The legal systems in certain developing market Asia-Pacific countries also may have an adverse impact on the Portfolio. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market Asia-Pacific countries. Similarly, the rights of investors in developing market Asia-Pacific companies may be more limited than those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a developing market Asia-Pacific country.

75

Governments of many developing market Asia-Pacific countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in developing market Asia-Pacific countries, which could affect private sector companies and a Portfolio itself, as well as the value of securities in the Portfolio’s portfolio. In addition, economic statistics of developing market Asia-Pacific countries may be less reliable than economic statistics of more developed nations.

In addition to the relative lack of publicly available information about developing market Asia-Pacific issuers and the possibility that such issuers may not be subject to the same accounting, auditing and financial reporting standards as U.S. companies, inflation accounting rules in some developing market Asia-Pacific countries require companies that keep accounting records in the local currency, for both tax and accounting purposes, to restate certain assets and liabilities on the company’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain developing market Asia-Pacific companies.

Satisfactory custodial services for investment securities may not be available in some developing Asia-Pacific countries, which may result in the Portfolio incurring additional costs and delays in providing transportation and custody services for such securities outside such countries.

Certain developing Asia-Pacific countries, such as the Philippines, India and Turkey, are especially large debtors to commercial banks and foreign governments.

Portfolio management may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular developing Asia-Pacific country. A Portfolio may invest in countries in which foreign investors, including management of the Portfolio, have had no or limited prior experience.

Restrictions on Foreign Investments in Asia-Pacific Countries. Some developing Asia-Pacific countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Portfolio. As illustrations, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. There can be no assurance that a Portfolio will be able to obtain required governmental approvals in a timely manner. In addition, changes to restrictions on foreign ownership of securities subsequent to a Portfolio’s purchase of such securities may have an adverse effect on the value of such shares. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

The manner in which foreign investors may invest in companies in certain developing Asia-Pacific countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Portfolio. For example, a Portfolio may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Portfolio. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which a Portfolio may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where a Portfolio places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Portfolio of the ability to make its desired investment at that time.

Substantial limitations may exist in certain countries with respect to a Portfolio’s ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Portfolio of any restrictions on investments. For example, in September 1998, Malaysia imposed currency controls that limited a Portfolio’s ability to repatriate proceeds of Malaysian investments. It is possible that Malaysia, or certain other countries may impose similar restrictions or other restrictions relating to their currencies or to securities of issuers in those countries. To the extent that such restrictions have the effect of making certain investments illiquid, securities may not be available to meet redemptions. Depending on a variety of financial factors, the percentage of a Portfolio’s portfolio subject to currency controls may increase. In the event other countries impose similar controls, the portion of the Portfolio’s assets that may be used to meet redemptions may be further decreased. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of a Portfolio. For example, Portfolios may be withdrawn from the People’s Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week. In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities. The Investment Company Act restricts a Portfolio’s investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from “securities related

THE PRUDENTIAL SERIES FUND 76

activities,” as defined by the rules thereunder. These provisions may restrict a Portfolio’s investments in certain foreign banks and other financial institutions.

Risks of Investments in Russia. A Portfolio may invest a portion of its assets in securities issued by companies located in Russia. Because of the recent formation of the Russian securities markets as well as the underdeveloped state of Russia’s banking system, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares is defined according to entries in the company’s share register and normally evidenced by extracts from the register. These extracts are not negotiable instruments and are not effective evidence of securities ownership. The registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. Also, there is no central registration system for shareholders and it is possible fora Portfolio to lose its registration through fraud, negligence or mere oversight. Whilea Portfolio will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprivea Portfolio of its ownership rights or improperly dilute its interest. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult fora Portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Whilea Portfolio intends to invest directly in Russian companies that use an independent registrar, there can be no assurance that such investments will not result in a loss toa Portfolio.

INVESTMENT IN OTHER INVESTMENT COMPANIES. Each Portfolio may invest in other investment companies, including exchange traded Portfolios. In accordance with the1940 Act, a Portfolio may invest up to 10% of its total assets in securities of other investment companies. In addition, under the1940 Act a Portfolio may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Portfolio’s total assets may be invested in securities of any investment company. (These limits do not restrict a Feeder Portfolio from investing all of its assets in shares of its Master Portfolio.) Each Portfolio has received an exemptive order from the Commission permitting it to invest in affiliated registered money market Portfolios and short-term bond Portfolios without regard to such limitations, provided however, that in all cases the Portfolio’s aggregate investment of cash in shares of such investment companies shall not exceed 25% of the Portfolio’s total assets at any time. As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if a Portfolio acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Portfolio (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees). Investments by a Portfolio in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies. SEE ALSO “RESTRICTIONS ON CERTAIN INVESTMENTS.”

JUNK BONDS. Junk bonds are debt securities that are rated below investment grade by the major rating agencies or are unrated securities thatthe Managerbelieves are of comparable quality. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for a Portfolio. The major risks in junk bond investments include the following:

•                  Junk bonds are issued by less credit worthy companies. These securities are vulnerable to adverse changes in the issuer’s industry and to general economic conditions. Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.

•                  The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. If the issuer experiences financial stress, it may be unable to meet its debt obligations. The issuer’s ability to pay its debt obligations also maybe lessened by specific issuer developments, or the unavailability of additional financing.

•                  Junk bonds are frequently ranked junior to claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations.

•                  Junk bonds frequently have redemption features that permit an issuer to repurchase the security from a Portfolio before it matures. If an issuer redeems the junk bonds, a Portfolio may have to invest the proceeds in bonds with lower yields and may lose income.

•                  Prices of junk bonds are subject to extreme price fluctuations. Negative economic developments may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities.

•                  Junk bonds may be less liquid than higher rated fixed income securities even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of a Portfolio’s portfolio securities than in the case of securities trading in a more liquid market.

•                  A Portfolio may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

MONEY MARKET INSTRUMENTS. Certain Portfolios may invest in money market instruments. Money market instruments include cash equivalents and short-term obligations of U.S. banks, certificates of deposit, short-term obligations issued or guaranteed by the U.S. Government or its agencies. Money market instruments also include bankers’ acceptances, commercial paper, certificates of

77

deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the U.S., their subsidiaries and foreign branches, by foreign banking institutions, and by the World Bank and other multinational instrumentalities, as well as commercial paper and other short-term obligations of, and variable amount master demand notes, variable rate notes and similar agreements issued by, U.S. and foreign corporations.

MORTGAGE-BACKED SECURITIES. Investing in mortgage-backed securities involves certain unique risks in addition to those generally associated with investing in fixed-income securities and in the real estate industry in general. These unique risks include the failure of a party to meet its commitments under the related operative documents, adverse interest rate changes and the effects of prepayments on mortgage cash flows. Mortgage-backed securities are “pass-through” securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to a Portfolio. The value of mortgage-backed securities, like that of traditional fixed-income securities, typically increases when interest rates fall and decreases when interest rates rise. However, mortgage-backed securities differ from traditional fixed-income securities because of their potential for prepayment without penalty. The price paid by a Portfolio for its mortgage-backed securities, the yield the Portfolio expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying mortgages. In a period of declining interest rates, borrowers may prepay the underlying mortgages more quickly than anticipated, thereby reducing the yield to maturity and the average life of the mortgage-backed securities. Moreover, when a Portfolio reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid.

To the extent that a Portfolio purchases mortgage-backed securities at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If a Portfolio buys such securities at a discount, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying mortgages may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short or intermediate-term at the time of purchase into a long-term security. Since long-term securities generally fluctuate more widely in response to changes in interest rates than shorter-term securities, maturity extension risk could increase the inherent volatility of the Portfolio. Under certain interest rate and prepayment scenarios, a Portfolio may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee.

Most mortgage-backed securities are issued by Federal government agencies such as the Government National Mortgage Association (“Ginnie Mae”), or by government sponsored enterprises such as the Federal Home Loan Mortgage Corporation (“Freddie Mac”) or the Federal National Mortgage Association (“Fannie Mae”). Principal and interest payments on mortgage-backed securities issued by the Federal government and some Federal government agencies, such as Ginnie Mae, are guaranteed by the Federal government and backed by the full faith and credit of the United States. Mortgage-backed securities issued by other government agencies or government sponsored enterprises, such as Freddie Mac or Fannie Mae, are backed only by the credit of the government agency or enterprise and are not backed by the full faith and credit of the United States. Such securities generally have very little credit risk, but may be subject to substantial interest rate risks. Private mortgage-backed securities are issued by private corporations rather than government agencies and are subject to credit risk and interest rate risk.

MUNICIPAL SECURITIES. Certain Portfolios may, from time to time, invest in municipal bonds including general obligation and revenue bonds. General obligation bonds are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest, whereas revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. A Portfolio may also invest in municipal notes including tax, revenue and bond anticipation notes which are issued to obtain Portfolios for various public purposes.

Municipal securities include notes and bonds issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia, the interest on which is generally eligible for exclusion from federal income tax and, in certain instances, applicable state or local income and personal property taxes. Such securities are traded primarily in the over-the-counter market.

The interest rates payable on certain municipal bonds and municipal notes are not fixed and may fluctuate based upon changes in market rates. Municipal bonds and notes of this type are called “variable rate” obligations. The interest rate payable on a variable rate obligation is adjusted either at predesignated intervals or whenever there is a change in the market rate of interest on which the interest rate payable is based. Other features may include the right wherebya Portfolio may demand prepayment of the principal amount of the obligation prior to its stated maturity (a demand feature) and the right of the issuer to prepay the principal amount prior to maturity. The principal benefit of a variable rate obligation is that the interest rate adjustment minimizes changes in the market value of the obligation. As a result, the purchase of variable rate obligations should enhance the ability ofa Portfolio to maintain a stable NAV per share and to sell an obligation prior to maturity at a price approximating the full principal amount of the obligation.

THE PRUDENTIAL SERIES FUND 78

Variable or floating rate securities includeparticipation interests therein and inverse floaters. Floating rate securities normally have a rate of interest that is set as a specific percentage of a designated base rate, such as the rate on Treasury Bonds or Bills. The interest rate on floating rate securities changes whenever there is a change in the designated base interest rate. Variable rate securities provide for a specific periodic adjustment in the interest rate based on prevailing market rates and generally would allowa Portfolio to demand payment of the obligation on short notice at par plus accrued interest, which amount may, at times, be more or less than the amount the Portfolio paid for them. Some floating rate and variable rate securities have maturities longer than 397 calendar days but afford the holder the right to demand payment at dates earlier than the final maturity date. Such floating rate and variable rate securities will be treated as having maturities equal to the demand date or the period of adjustment of the interest rate whichever is longer.

An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater’s price will be considerably more volatile than that of a fixed rate bond. Generally, income from inverse floating rate bonds will decrease when short-term interest rates increase, and will increase when short-term interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple (typically two) of the rate at which fixed-rate, long-term, tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities generally will be more volatile than the market values of fixed-rate tax-exempt securities.

REAL ESTATE RELATED SECURITIES. Although no Portfolio may invest directly in real estate, certain Portfolios may invest in equity securities of issuers that are principally engaged in the real estate industry. Therefore, an investment in such a Portfolio is subject to certain risks associated with the ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage Portfolios or other limitations on access to capital; overbuilding; risks associated with leverage; market illiquidity; extended vacancies of properties; increase in competition, property taxes, capital expenditures and operating expenses; changes in zoning laws or other governmental regulation; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; tenant bankruptcies or other credit problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents, including decreases in market rates for rents; investment in developments that are not completed or that are subject to delays in completion; and changes in interest rates. To the extent that assets underlying a Portfolio’s investments are concentrated geographically, by property type or in certain other respects, the Portfolio may be subject to certain of the foregoing risks to a greater extent. Investments by a Portfolio in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights. In addition, if a Portfolio receives rental income or income from the disposition of real property acquired as a result of a default on securities the Portfolio owns, the receipt of such income may adversely affect the Portfolio’s ability to retain its tax status as a regulated investment company because of certain income source requirements applicable to regulated investment companies under the Code.

REAL ESTATE INVESTMENT TRUSTS (“REITS”). Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs must also meet certain requirements under the Code to avoid entity level tax and be eligible to pass-through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the Investment Company Act. REITs are also subject to the risks of changes in the Code, affecting their tax status.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investing in certain REITs involves risks similar to those associated with investing in small capitalization companies. These REITs may have limited financial resources, may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as these REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the

79

REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.

REPURCHASE AGREEMENTS. A Portfolio may invest in securities pursuant to repurchase agreements. A Portfolio will enter into repurchase agreements only with parties meeting creditworthiness standards as set forth in the Portfolio’s repurchase agreement procedures.

Under such agreements, the other party agrees, upon entering into the contract with a Portfolio, to repurchase the security at a mutually agreed-upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, although such return may be affected by currency fluctuations. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligation. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser.

In the case of a repurchase agreement, as a purchaser, a Portfolio will require all repurchase agreements to be fully collateralized at all times by cash or other liquid assets in an amount at least equal to the resale price. The seller is required to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Portfolio but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, the Portfolio may suffer time delays and incur costs or possible losses in connection with disposition of the collateral.

A Portfolio may participate in a joint repurchase agreement account with other investment companies managed by PI pursuant to an order of the Commission. On a daily basis, any uninvested cash balances of the Portfolio may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each Portfolio participates in the income earned or accrued in the joint account based on the percentage of its investment.

DOLLAR ROLLS. Certain Portfolios may enter into dollar rolls. In a dollar roll,a Portfolio sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, a Portfolio foregoes principal and interest paid on the securities. A Portfolio is compensated by the difference between the current sale price and the forward price for the future purchase (often referred to as the drop) as well as by the interest earned on the cash proceeds of the initial sale. The Portfolio will establish a segregated account in which it will maintain cash or other liquid assets, marked to market daily, having a value equal to its obligations in respect of dollar rolls.

Dollar rolls involve the risk that the market value of the securities retained by the Portfolio may decline below the price of the securities, the Portfolio has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, the Portfolio’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities. Cash proceeds from dollar rolls may be invested in cash or other liquid assets.

SECURITIES LENDING. Consistent with applicable regulatory requirements,a Portfolio may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans of a Portfolio do not exceed in the aggregate 33 1 / 3 % of the value of a Portfolio’s total assets and provided that such loans are callable at any time by a Portfolio and are at all times secured by cash or equivalent collateral (including a line of credit) that is equal to at least 100% of the market value, determined daily, of the loaned securities. During the time portfolio securities are on loan, the borrower will pay a Portfolio an amount equivalent to any dividend or interest paid on such securities and a Portfolio may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. The advantage of such loans is thata Portfolio continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

A loan may be terminated by the borrower on one business day’s notice or by a Portfolio at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and a Portfolio could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of a Portfolio. On termination of the loan, the borrower is required to return the securities to a Portfolio, and any gain or loss in the market price during the loan would inure to a Portfolio. Since voting or consent rights which accompany loaned securities pass to the borrower,a Portfolio will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of

THE PRUDENTIAL SERIES FUND 80

such rights if the matters involved would have a material effect ona Portfolio’s investment in the securities which are the subject of the loan.A Portfolio will pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

SECURITIES OF SMALLER OR EMERGING GROWTH COMPANIES. Investment in smaller or emerging growth companies involves greater risk than is customarily associated with investments in more established companies. The securities of smaller or emerging growth companies may be subject to more abrupt or erratic market movements than larger, more established companies or the market average in general. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.

While smaller or emerging growth company issuers may offer greater opportunities for capital appreciation than large cap issuers, investments in smaller or emerging growth companies may involve greater risks and thus may be considered speculative.The Managerbelieves that properly selected companies of this type have the potential to increase their earnings or market valuation at a rate substantially in excess of the general growth of the economy. Full development of these companies and trends frequently takes time.

Small cap and emerging growth securities will often be traded only in the over-the-counter market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by a Portfolio of portfolio securities to meet redemptions or otherwise may requirea Portfolio to make many small sales over a lengthy period of time, or to sell these securities at a discount from market prices or during periods when, in the Manager’sjudgment, such disposition is not desirable.

While the process of selection and continuous supervision by the Manager does not, of course, guarantee successful investment results, it does provide access to an asset class not available to the average individual due to the time and cost involved. Careful initial selection is particularly important in this area as many new enterprises have promise but lack certain of the Portfolioamental factors necessary to prosper. Investing in small cap and emerging growth companies requires specialized research and analysis. In addition, many investors cannot invest sufficient assets in such companies to provide wide diversification.

Small companies are generally little known to most individual investors although some may be dominant in their respective industries.The Managerbelieves that relatively small companies will continue to have the opportunity to develop into significant business enterprises. A Portfolio may invest in securities of small issuers in the relatively early stages of business development that have a new technology, a unique or proprietary product or service, or a favorable market position. Such companies may not be counted upon to develop into major industrial companies, but Portfolio management believes that eventual recognition of their special value characteristics by the investment community can provide above-average long-term growth to the portfolio.

Equity securities of specific small cap issuers may present different opportunities for long-term capital appreciation during varying portions of economic or securities markets cycles, as well as during varying stages of their business development. The market valuation of small cap issuers tends to fluctuate during economic or market cycles, presenting attractive investment opportunities at various points during these cycles.

Smaller companies, due to the size and kinds of markets that they serve, may be less susceptible than large companies to intervention from the Federal government by means of price controls, regulations or litigation.

SHORT SALES AND SHORT SALES AGAINST-THE-BOX. Certain Portfolios may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Portfolio does not own declines in value. When a Portfolio makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. A Portfolio may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.

A Portfolio secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. Government securities or other liquid securities similar to those borrowed. With respect to the uncovered short positions, a Portfolio is required to (1) deposit similar collateral with its custodian or otherwise segregate collateral on its records, to the extent that the value of the collateral in the aggregate is at all times equal to at least 100% of the current market value of the security sold short, or (2) a Portfolio must otherwise cover its short position. Depending on arrangements made with the broker-dealer from which the Portfolio borrowed the security, regarding payment over of any payments received bya Portfolio on such security, a Portfolio may not receive any payments (including interest) on its collateral deposited with such broker-dealer. Because making short sales in securities that it does not own exposes a Portfolio to the risks associated with those securities, such short sales involve speculative exposure risk. As a result, if a Portfolio makes short sales in securities that increase in value, it will likely underperform similar mutual

81

Portfolios that do not make short sales in securities they do not own. A Portfolio will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. A Portfolio will realize a gain if the security declines in price between those dates. There can be no assurance that a Portfolio will be able to close out a short sale position at any particular time or at an acceptable price. Although a Portfolio’s gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.

Certain Portfolios may also make short sales against-the-box. A short sale against-the-box is a short sale in which the Portfolio owns an equal amount of the securities sold short, or securities convertible or exchangeable for, with or without payment of any further consideration, such securities. However, if further consideration is required in connection with the conversion or exchange, cash or other liquid assets, in an amount equal to such consideration must be segregated ona Portfolio’s records or with its Custodian.

SOVEREIGN DEBT. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government entity’s policy towards the International Monetary Portfolio and the political constraints to which a government entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend Portfolios to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to government entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.

STANDBY COMMITMENT AGREEMENTS. A Portfolio may enter into standby commitment agreements. These agreements commit a Portfolio, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to that Portfolio at the option of the issuer. The price of the security is fixed at the time of the commitment. At the time of entering into the agreement the Portfolio is paid a commitment fee, regardless of whether or not the security is ultimately issued. A Portfolio will enter into such agreements for the purpose of investing in the security underlying the commitment at a price that is considered advantageous to the Portfolio. A Portfolio will limit its investment in such commitments so that the aggregate purchase price of securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale that affect their marketability, will not exceed 15% of its net assets taken at the time of the commitment. A Portfolio segregates liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment. There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Portfolio may bear the risk of a decline in the value of such security and may not benefit from any appreciation in the value of the security during the commitment period. The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security thereafter will be reflected in the calculation of a Portfolio’s net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded asincome on the expiration date of the standby commitment.

STRIPPED SECURITIES. Stripped securities are created when the issuer separates the interest and principal components of an instrument and sells them as separate securities. In general, one security is entitled to receive the interest payments on the underlying assets (the interest only or “IO” security) and the other to receive the principal payments (the principal only or “PO” security). Some stripped securities may receive a combination of interest and principal payments. The yields to maturity on IOs and POs are sensitive to the expected or anticipated rate of principal payments (including prepayments) on the related underlying assets, and principal payments may have a material effect on yield to maturity. If the underlying assets experience greater than anticipated prepayments of principal, a Portfolio may not fully recoup its initial investment in IOs. Conversely, if the underlying assets experience less than anticipated prepayments of principal, the yield on POs could be adversely affected. Stripped securities may be highly sensitive to changes in interest rates and rates of prepayment.

STRUCTURED NOTES. Certain Portfolios may invest in structured notes. The values of the structured notes in whicha Portfolio will invest may be linked to equity securities or equity indices or other instruments or indices(“reference instruments”). These notes differ

THE PRUDENTIAL SERIES FUND 82

from other types of debt securities in several respects. The interest rate or principal amount payable at maturity may vary based on changes in the value of the equity security, instrument,or index. A structured note may be positively or negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

Investments in structured notes involve certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain structured notes, a decline or increase in the value of the reference instrument may cause the interest rate to be reduced to zero, and any further declines or increases in the reference instrument may then reduce the principal amount payable on maturity. The percentage by which the value of the structured note decreases may be far greater than the percentage by which the value of the reference instrument increases or decreases. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.

SUPRANATIONAL ENTITIES. A Portfolio may invest in debt securities of supranational entities . Examples include the International Bank for Reconstruction and Development (the World Bank), the European Steel and Coal Community, the Asian Development Bank and the Inter-American Development Bank. The government members, or “stockholders,” usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.

TEMPORARY DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS. Each Portfolio may temporarily invest without limit in money market instruments, including commercial paper of U.S. corporations, certificates of deposit, bankers’ acceptances and other obligations of domestic banks, and obligations issued or guaranteed by the U.S. government, its agencies or its instrumentalities, as part of a temporary defensive strategy or to maintain liquidity to meet redemptions. Money market instruments typically have a maturity of one year or less as measured from the date of purchase.

A Portfolio also may temporarily hold cash or invest in money market instruments pending investment of proceeds from new sales of Portfolio shares or during periods of portfolio restructuring.

WARRANTS AND RIGHTS. Warrants and rights are securities permitting, but not obligating, the warrant holder to subscribe for other securities. Buying a warrant does not makea Portfolio a shareholder of the underlying stock. The warrant holder has no right to dividends or votes on the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.

WHEN ISSUED SECURITIES, DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. A Portfolio may purchase or sell securities that it is entitled to receive on a when issued basis. A Portfolio may also purchase or sell securities on a delayed delivery basis or through a forward commitment. These transactions involve the purchase or sale of securities by a Portfolio at an established price with payment and delivery taking place in the future. A Portfolio enters into these transactions to obtain what is considered an advantageous price tothe Portfolio at the time of entering into the transaction. No Portfolio has established any limit on the percentage of its assets that may be committed in connection with these transactions. When a Portfolio purchases securities in these transactions,the Portfolio segregates liquid securities in an amount equal to the amount of its purchase commitments.

There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than the Portfolio’s purchase price. The Portfolio may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

U.S. GOVERNMENT SECURITIES. Certain Funds may invest in adjustable rate and fixed rate U.S. Government securities. U.S. Government securities are instruments issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government guarantees do not extend to the yield or value of the securities or a Fund’s shares. Not all U.S. Government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency.

U.S. Treasury securities include bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. U.S. Government guarantees do not extend to the yield or value of the securities or a Fund’s shares.

83

Securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government,including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the Government National Mortgage Association (GNMA), the Farmers Home Administration and the Small Business Administration are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States,a Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments.

Certain Funds may also invest in component parts of U.S. Government securities, namely either the corpus (principal) of such obligations or one or more of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (1) obligations from which the interest coupons have been stripped; (2) the interest coupons that are stripped; (3) book-entries at a Federal Reserve member bank representing ownership of obligation components; or (4) receipts evidencing the component parts (corpus or coupons) of U.S. Government obligations that have not actually been stripped. Such receipts evidence ownership of component parts of U.S. Government obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. A Fund may also invest in custodial receipts held by a third party that are not U.S. Government securities.

ZERO COUPON SECURITIES, PAY-IN-KIND SECURITIES AND DEFERRED PAYMENT SECURITIES. Certain Portfolios may invest in zero coupon securities. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity on the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently, which fluctuation increases the longer the period to maturity. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.

A Portfolio accrues income with respect to these securities for Federal income tax and accounting purposes prior to the receipt of cash payments. Zero coupon securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparable rated securities paying cash interest at regular intervals. In addition to the above-described risks, there are certain other risks related to investing in zero coupon securities. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, a Portfolio’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Portfolio’s portfolio. Further, to maintain its qualification for pass-through treatment under the Federal tax laws, a Portfolio is required to distribute income to its shareholders and, consequently, may have to dispose of its portfolio securities under disadvantageous circumstances to generate the cash, or may have to leverage itself by borrowing the cash to satisfy these distributions, as they relate to the income accrued but not yet received. The required distributions will result in an increase in a Portfolio’s exposure to such securities.

Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain a zero coupon security until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Holders of these types of securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest currently, which fluctuation increases the longer the period to maturity. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. Zero coupon, pay-in-kind and deferred payment securities may be subject to

THE PRUDENTIAL SERIES FUND 84

greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparable rated securities paying cash interest at regular intervals.

In addition to the above described risks, there are certain other risks related to investing in zero coupon, pay-in-kind and deferred payment securities. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, the Portfolio’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Portfolio’s portfolio. Further, to maintain its qualification for pass-through treatment under the federal tax laws, the Portfolio is required to distribute income to its shareholders and, consequently, may have to dispose of its portfolio securities under disadvantageous circumstances to generate the cash, or may have to leverage itself by borrowing the cash to satisfy these distributions, as they relate to the distribution of phantom income and the value of the paid-in-kind interest. The required distributions will result in an increase in the Portfolio’s exposure to such securities.

NET ASSET VALUES

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange’s regular trading session (which is generally 4:00p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund’s shares on days when the NYSE is closed but the primary markets for the Fund’s foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The securities held by each of the Fund’s portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund’s Board of Trustees. The Fund may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing most commonlyoccurs with securities that are primarily traded outside of the U.S. because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.

The Fund may also use fair value pricing with respect to U.S. traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security’s published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Fund’s NAV, we will value the Fund’s futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security’s primary market.

Fair value pricing procedures are designed to result in prices for a Portfolio’s securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio’s NAV by short-term traders.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It’s the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $1 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio’s NAV, its holdings are valued as follows:

Equity securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ

85

market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio’s assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All Short-term Debt Securities held by the Money Market Portfolio are valued at amortized cost. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund’s Board of Trustees has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term Debt Securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a subadviser, does not represent fair value. Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities — those that are not valued on an amortized cost basis — are valued using an independent pricing service. Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

TAXATION

This discussion of federal income tax consequences applies to the Participating Insurance Companies because they are the direct shareholders of the Fund. Contract owners should consult their Contract prospectus for information relating to the tax matters applicable to their Contracts. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Trust, including the application of state and local taxes.

Each Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Portfolio’s income, gains, losses, deductions, and credits will be “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes. The Portfolios intend to distribute substantially all their net investment income and gains. Distributions will be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

THE PRUDENTIAL SERIES FUND 86

Under Code Section 817(h), a segregated asset account upon which a variable annuity contract or variable life insurance policy is based must be “adequately diversified.” A segregated asset account will be adequately diversified if it satisfies one of two alternative tests set forth in Treasury regulations. For purposes of these alternative diversification tests, a segregated asset account investing in shares of a regulated investment company will be entitled to “look-through” the regulated investment company to its pro rata portion of the regulated investment company’s assets, provided the regulated investment company satisfies certain conditions relating to the ownership of its shares. The Fund intends to satisfy these ownership conditions. Further, the Fund intends that each Portfolio separately will be adequately diversified. Accordingly, a segregated asset account investing solely in shares of a Portfolio will be adequately diversified, and a segregated asset account investing in shares of one or more Trust Portfolios and shares of other adequately diversified funds generally will be adequately diversified.

The foregoing discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this SAI, and is subject to change by legislative or administrative action. A description of other tax considerations generally affecting the Fund and its shareholders is found in the section of the Prospectus entitled “Tax Matters.” No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders. No attempt is made to present a detailed explanation of state or local tax matters. The discussion herein and in the Prospectus is not intended as a substitute for careful tax planning.

DISCLOSURE OF PORTFOLIO HOLDINGS

Each Portfolio’s portfolio holdings as of the end of the second and fourth fiscal quarters are made public, as required by law, in the Fund’s annual and semi-annual reports. These reports are filed with the Commission on Form N-CSR and mailed to shareholders within 60 days after the end of the second and fourth fiscal quarters. The Fund’s annual and semi-annual reports are posted on the Fund’s website at www.prudential.americanskandia.com. Each Portfolio’s portfolio holdings as of the end of the first and third fiscal quarters are made public and filed with the Commission on Form N-Q within 60 days after the end of the Portfolio’s first and third fiscal quarters.

In addition, the Fund may provide a full list of each Portfolio’s portfolio holdings as of the end of each month on its website within approximately 30 days after the end of the month. The Fund may also release each Portfolio’s top ten holdings, sector and country breakdowns, and largest industries on a quarterly or monthly basis, with the information as of a date 15 days prior to the release. Such information will be posted on the Fund’s website.

When authorized by the Fund’s Chief Compliance Officer and another officer of the Fund, portfolio holdings information may be disseminated more frequently or at different periods than as described above to intermediaries that distribute the Fund’s shares, third party providers of auditing, custody, proxy voting and other services for the Fund, rating and ranking organizations, and certain affiliated persons of the Fund, as described below. The procedures utilized to determine eligibility are set forth below:

Procedures for Release of Portfolio Holdings Information:

1. A request for release of Portfolio holdings shall be provided by such third party setting forth a legitimate business purpose for such release which shall specify the Portfolio, the terms of such release, and frequency (e.g., level of detail staleness). The request shall address whether there are any conflicts of interest between the Portfolio and the investment adviser, sub-adviser, principal underwriter or any affiliated person thereof and how such conflicts shall be dealt with to demonstrate that the disclosure is in the best interest of the shareholders of the Portfolio.

2. The request shall be forwarded to the Chief Compliance Officer of the Fund, or his delegate, for review and approval.

3. A confidentiality agreement in the form approved by an officer of the Fund must be executed with the recipient of the Portfolio holdings information.

4. An officer of the Portfolio shall approve the release and agreement. Copies of the release and agreement shall be sent to PI’s law department.

5. Written notification of the approval shall be sent by such officer to PI’s Fund Administration Department to arrange the release of Portfolio holdings information.

6. PI’s Fund Administration Department shall arrange for the release of Portfolio holdings information by the Portfolio’s custodian bank(s).

As of the date of this Statement of Additional Information, the Fund will provide:

1. Traditional External Recipients/Vendors

87

•                  Full holdings on a daily basis to Investor Responsibility Research Center (IRRC), Institutional Shareholder Services (ISS) and Automatic Data Processing, Inc. (ADP) (proxy voting agents) at the end of each day;

•                  Full holdings on a daily basis to ISS (securities class action claims services administrator) at the end of each day;

•                  Full holdings on a daily basis to a Portfolio’s Subadviser(s), Custodian Bank, sub-custodian (if any) and accounting agents (which includes the Custodian Bank and any other accounting agent that may be appointed) at the end of each day. When a Portfolio has more than one Subadviser, each Subadviser receives holdings information only with respect to the “sleeve” or segment of the Portfolio for which the Subadviser has responsibility;

•                  Full holdings to a Portfolio’s independent registered public accounting firm as soon as practicable following the Portfolio’s fiscal year-end or on an as-needed basis; and

•                  Full holdings to financial printers as soon as practicable following the end of a Portfolio’s quarterly, semi-annual and annual period ends.

2. Analytical Service Providers

•                  Portfolio trades on a quarterly basis to Abel/Noser Corp. (an agency-only broker and transaction cost analysis company) as soon as practicable following a Portfolio’s fiscal quarter-end;

•                  Full holdings on a daily basis to FT Interactive Data (a fair value information service) at the end of each day; and

•                  Full holdings on a daily basis to FactSet and Lipper, Inc. (investment research providers) at the end of each day.

•                  Full holdings on a daily basis to Vestek (for preparation of fact sheets) at the end of each day (Target Portfolio Trust, and selected JennisonDryden and Strategic Partners Portfolios only).

In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information (except for legitimate business purposes). Such arrangements will be monitored on an ongoing basis and will be reviewed by the Fund’s Chief Compliance Officer and PI’s Law Department on an annual basis.

In addition, certain authorized employees of PI receive portfolio holdings information on a quarterly, monthly or daily basis or upon request, in order to perform their business functions. All PI employees are subject to the requirements of the personal securities trading policy of Prudential Financial, Inc., which prohibits employees from trading on, or further disseminating confidential information, including portfolio holdings information.

The Board of Directors of the Fund has approved PI’s Policy for the Dissemination of Portfolio Holdings. The Board shall, on a quarterly basis, receive a report from PI detailing the recipients of the portfolio holdings information and the reason for such disclosure. The Board has delegated oversight of the Fund’s disclosure of portfolio holdings to the Chief Compliance Officer.

Arrangements pursuant to which the Fund discloses non-public information with respect to its portfolio holdings do not provide for any compensation in return for the disclosure of the information.

There can be no assurance that the Fund’s policies and procedures on portfolio holdings information will protect the Fund from the potential misuse of such information by individuals or entities that come into possession of the information.

In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information (except for legitimate business purposes). Such arrangements will be monitored on an ongoing basis and will be reviewed by the Fund’s Chief Compliance Officer and PI’s Law Department on an annual basis.

In addition, certain authorized employees of PI receive portfolio holdings information on a quarterly, monthly or daily basis or upon request, in order to perform their business functions. All PI employees are subject to the requirements of the personal securities trading policy of Prudential Financial, Inc., which prohibits employees from trading on, or further disseminating confidential information, including portfolio holdings information.

The Board has approved PI’s Policy for the Dissemination of Portfolio Holdings. The Board shall, on a quarterly basis, receive a report from PI detailing the recipients of the portfolio holdings information and the reason for such disclosure. The Board has delegated oversight over the Fund’s disclosure of portfolio holdings to the Chief Compliance Officer.

There can be no assurance that the Fund’s policies and procedures on portfolio holdings information will protect a Portfolio from the potential misuse of such information by individuals or entities that come into possession of the information.

THE PRUDENTIAL SERIES FUND 88

PROXY VOTING

The Board has delegated to the Fund’s investment manager, PI, the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to each Portfolio. The Fund authorizes the Manager to delegate, in whole or in part, its proxy voting authority to its investment subadviser or third party vendors consistent with the policies set forth below. The proxy voting process shall remain subject to the supervision of the Board, including any committee thereof established for that purpose.

The Manager and the Board view the proxy voting process as a component of the investment process and, as such, seek to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for each Portfolio. Consistent with this goal, the Board views the proxy voting process as a means to encourage strong corporate governance practices and ethical conduct by corporate management. The Manager and the Board maintain a policy of seeking to protect the best interests of each Portfolio should a proxy issue potentially implicate a conflict of interest between a Portfolio and the Manager or its affiliates.

The Manager delegates to each Portfolio’s Subadviser(s) the responsibility for voting each Portfolio’s proxies. The Subadviser is expected to identify and seek to obtain the optimal benefit for the Portfolio it manages, and to adopt written policies that meet certain minimum standards, including that the policies be reasonably designed to protect the best interests of a Portfolio and delineate procedures to be followed when a proxy vote presents a conflict between the interests of the Portfolio and the interests of the Subadviser or its affiliates.

The Manager and the Board expect that the Subadviser will notify the Manager and Board at least annually of any such conflicts identified and confirm how the issue was resolved. In addition, the Manager expects that the Subadviser will deliver to the Manager, or its appointed vendor, information required for filing the Form N-PX with the Commission. Information regarding how each Portfolio of the Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available on the internet at www.jennisondryden.com and on the Commission’s website at www.sec.gov.

CODES OF ETHICS

The Board of Trustees of the Fund has adopted a Code of Ethics. In addition, the Manager, investment subadviser(s) and Distributor have each adopted a Code of Ethics (the Codes). The Codes apply to access persons (generally, pesons who have access to information about a Portfolio’s investment program) and permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by a Portfolio. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when the Portfolio is making such investments. The Codes are on public file with, and are available from, the Commission.

LICENSES AND MISCELLANEOUS INFORMATION

The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s (S&P). S&P makes no representation or warranty, express or implied, to Contract owners or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index or the S&P SmallCap 600 Index to track general stock market performance. S&P’s only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and the S&P 500 Index. The S&P 500 Index and the S&P SmallCap 600 Index are determined, composed and calculated by S&P without regard to the Fund, the Stock Index Portfolio or the Small Capitalization Stock Portfolio. S&P has no obligation to take the needs of a Portfolio or the Contract owners into consideration in determining, composing or calculating the S&P 500 Index or the S&P SmallCap 600 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of Portfolio shares or the timing of the issuance or sale of those shares or in the determination or calculation of the equation by which the shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of Portfolio shares.

S&P Does Not Guarantee The Accuracy And/Or The Completeness Of The S&P 500 Index, The S&P Smallcap 600 Index Or Any Data Included Therein And S&P Shall Have No Liability For Any Errors, Omissions, Or Interruptions Therein. S&P Makes No Warranty, Express Or Implied As To Results To Be Obtained By The Portfolio, Contract Owners, Or Any Other Person Or Entity From The Use Of The S&P 500 Index, The S&P Smallcap 600 Index Or Any Data Included Therein. S&P Makes No Express Or Implied Warranties, And Expressly Disclaims All Warranties Of Merchantability Or Fitness For A Particular Purpose Or Use With Respect To The S&P 500 Index, The S&P Smallcap 600 Index Or Any Data Included Therein. Without Limiting Any Of The Foregoing, In No Event Shall S&P Have Any Liability For Any Special, Punitive, Indirect, Or Consequential Damages (Including Lost Profits), Even If Notified Of The Possibility Of Such Damages.

“Dow Jones Corporate Bond Index,” “Dow Jones Industrial Average SM ,” Dow SM ,” “DIJA SM “ and “Down Jones Select Dividend Index SM “ are service marks of Dow Jones Company,Inc. (Dow Jones) and have been licensed for use for certain purposes by First Trust Advisors L.P. Dow Jones does not endorse, sell or promote any of the AST First Trust Portfolios. Dow Jones makes no representation regarding the advisability of investing in such products. Except as noted herein, Dow Jones has not given First Trust Advisors L.P. or the Trust a license to use its indexes.

89

“Value Line®,” “The Value Line Investment Survey” and “Value Line Timeliness™ Ranking System” are registered trademarks of Value Line Securities,Inc. or Value Line Publishing,Inc. that have been licensed to First Trust Advisors, L.P. The AST First Trust Portfolios are not sponsored, recommended, sold or promoted by Value Line Publishing,Inc., Value Line,Inc. or Value Line Securities,Inc. (“Value Line”). Value Line makes no representation regarding the advisability of investing in the Trusts.

“NYSE®” is a registered service mark of, and “NYSE International 100 Index SM “ is a service mark of, the New York Stock Exchange,Inc. (“NYSE”) and both have been licensed for use for certain purposes by First Trust Advisors, L.P. The AST First Trust Portfolios are not sponsored, endorsed, sold or promoted by NYSE, and NYSE makes no representation regarding the advisability of investing in such products.

APPENDIX I: DESCRIPTION OF BOND RATINGS

STANDARD & POOR’S RATINGS SERVICES (S&P)

Long-Term Issue Credit Ratings

AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories

Commercial Paper Ratings

A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

THE PRUDENTIAL SERIES FUND 90

Notes Ratings

An S&P notes rating reflects the liquidity factors and market risks unique to notes. Notes due in three years or less will likely receive a notes rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

•                  Amortization schedule-the longer the final maturity relative to other maturities the more likely it will be treated as a note.

•                  Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

MOODY’S INVESTORS SERVICE, INC. (MOODY’S)

Debt Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the Portfolioamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating category from Aa to Caa. The modifier 1 indicates that the issuer is in the higher end of its letter rating category; the modifier 2 indicates a mid-range ranking; the modifier 3 indicates that the issuer is in the lower end of the letter ranking category.

91

Short-Term Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•                  Leading market positions in well-established industries.

•                  High rates of return on Portfolios employed.

•                  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•                  Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•                  Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

MIG 1: This designation denotes best quality. There is strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the proceeding group.

FITCH, INC.

International Long-Term Credit Ratings

AAA: Highest Credit Quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB: Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly Speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

International Short-Term Credit Ratings

F1: Highest Credit Quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good Credit Quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

THE PRUDENTIAL SERIES FUND 92

F3: Fair Credit Quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic investment.

Plus (+) or Minus (-): Plus or minus signs may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA long-term rating category, to categories below CCC, or to short-term ratings other than F1.

93

APPENDIX II: PROXY VOTING POLICIES OF THE SUBADVISERS

A I M Capital Management, Inc. A. Proxy Policies

Each of AIM Advisors, Inc., AIM Capital Management, Inc., AIM Private Asset Management, Inc. and AIM Alternative Asset Management Company, Inc. (each an “AIM Advisor” and collectively “AIM”) has the fiduciary obligation to, at all times, make the economic best interest of advisory clients the sole consideration when voting proxies of companies held in client accounts. As a general rule, each AIM Advisor shall vote against any actions that would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders’ investments. At the same time, AIM believes in supporting the management of companies in which it invests, and will accord proper weight to the positions of a company’s board of directors, and the AIM portfolio managers who chose to invest in the companies. Therefore, on most issues, our votes have been cast in accordance with the recommendations of the company’s board of directors, and we do not currently expect that trend to change. Although AIM’s proxy voting policies are stated below, AIM’s proxy committee considers all relevant facts and circumstances, and retains the right to vote proxies as deemed appropriate.

I. Boards Of Directors

A board that has at least a majority of independent directors is integral to good corporate governance. Key board committees, including audit, compensation and nominating committees, should be completely independent.

II. Independent Auditors

A company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence.

III. Compensation Programs

Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders’ ownership interests in the company, provide participants with excessive awards or have objectionable structural features. We will consider all incentives, awards and compensation, and compare them to a company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution.

IV. Corporate Matters

We will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers and acquisitions on a case by case basis, considering the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company’s industry and performance in terms of shareholder returns.

V. Shareholder Proposals

Shareholder proposals can be extremely complex, and the impact on share value can rarely be anticipated with any high degree of confidence. The proxy committee reviews shareholder proposals on a case-by-case basis, giving careful consideration to such factors as: the proposal’s impact on the company’s short-term and long-term share value, its effect on the company’s reputation, the economic effect of the proposal, industry and regional norms applicable to the company, the company’s overall corporate governance provisions, and the reasonableness of the request. AIM’s proxy policies, and the procedures noted below, may be amended from time to time.

B. Proxy Committee Procedures

The proxy committee currently consists of representatives from the Legal and Compliance Department, the Investments Department and the Finance Department. The committee members review detailed reports analyzing the proxy issues and have access to proxy statements and annual reports. The committee then discusses the issues and determines the vote. The committee shall give appropriate and significant weight to portfolio managers’ views regarding a proposal’s impact on shareholders. A proxy committee meeting requires a quorum of three committee members, voting in person or by proxy. AIM’s proxy committee shall consider its fiduciary responsibility to all clients when addressing proxy issues and vote accordingly. The proxy committee may enlist the services of reputable outside professionals and/or proxy evaluation services, such as Institutional Shareholder Services or any of its subsidiaries (“ISS”), to assist with the analysis of voting issues and/or to carry out the actual voting process. To the extent the services of ISS or another provider are used, the proxy committee shall periodically review the policies of that provider.

THE PRUDENTIAL SERIES FUND 94

C. Business/Disaster Recovery

If the proxy committee is unable to meet due to a temporary business interruption, such as a power outage, a sub-committee of the proxy committee may vote proxies in accordance with the policies stated herein. If the sub-committee of the proxy committee is not able to vote proxies, the sub-committee shall authorize ISS to vote proxies by default in accordance with ISS’ proxy policies and procedures, which may vary slightly from AIM’s.

D. Restrictions Affecting Voting

If a country’s laws allow a company in that country to block the sale of the company’s shares by a shareholder in advance of a shareholder meeting, AIM will not vote in shareholder meetings held in that country, unless the company represents that it will not block the sale of its shares in connection with the meeting. Administrative or other procedures, such as securities lending, may also cause AIM to refrain from voting. Although AIM considers proxy voting to be an important shareholder right, the proxy committee will not impede a portfolio manager’s ability to trade in a stock in order to vote at a shareholder meeting.

E. Conflicts of Interest

The proxy committee reviews each proxy to assess the extent to which there may be a material conflict between AIM’s interests and those of advisory clients. A potential conflict of interest situation may include where AIM or an affiliate manages assets for, administers an employee benefit plan for, provides other financial products or services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote proxies in favor of management of the company may harm AIM’s relationship with the company. In order to avoid even the appearance of impropriety, the proxy committee will not take AIM’s relationship with the company into account, and will vote the company’s proxies in the best interest of the advisory clients, in accordance with these proxy policies and procedures. To the extent that a committee member has any conflict of interest with respect to a company or an issue presented, that committee member should inform the proxy committee of such conflict and abstain from voting on that company or issue.

AllianceBernstein L.P.

Proxy Voting

Rule 206(4)-6 of the Advisers Act places certain requirements on investment advisers who have voting authority over client securities. The rule require, among other things, that advisers provide their clients with a description of their voting policies and procedures, disclose to clients where they can get a full copy of the policies and procedures and disclose how they can obtain information about how their adviser voted with respect to their securities. Set forth below is a description of Registrant’s proxy voting policies and instructions regarding how clients may obtain proxy voting information.

As a registered investment adviser that exercises proxy voting authority over client securities, Registrant has a fiduciary duty to vote proxies in a timely manner and make voting decisions that are in the clients’ best interests. In this regard, Registrant has adopted a Statement of Policies and Procedures for Voting Proxies on Behalf of Discretionary Client Accounts (the “Statement of Policies and Procedures”). This Statement of Policies and Procedures reflects the policies of Registrant, including its BIRM unit, and Registrant’s investment management subsidiaries.

The Statement of Policy and Procedures is a set of proxy voting guidelines that are intended to maximize the value of the securities in Registrant’s clients’ accounts. It describes the Registrant’s approach to analyzing voting issues, identifies the persons responsible for determining how to vote proxies and include Registrant’s procedures for addressing material conflicts of interest that may arise between Registrant’s interests and those of its clients in connection with its consideration of a proxy.

In addition, we have adopted a Proxy Voting Manual that provides further detail into Registrant’s proxy voting process and addresses a range of specific voting issues.

Clients may obtain a copy of the Statement of Policies and Procedures, Registrant’s Proxy Voting Manual, as well as information about how Registrant with respect to their securities by contacting their AllianceBernstein administrative representative. Alternatively, clients may make a written request to: Mark R. Manley, Senior Vice President, Deputy General Counsel and Chief Compliance Officer, AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105

Calamos Advisors LLC

Description of Proxy Voting Policies and Procedures

Calamos Advisors LLC (“Calamos”) votes proxies for its clients that have given it voting authority consistent with the client’s best economic interests. Calamos has adopted Proxy Voting Policies and Procedures (“Policies”). The Policies address, among other things,

95

conflicts of interest that may arise between the interests of its clients and the interests of the advisor and its affiliates. The following is a summary of the proxy voting Policies used by Calamos to follow in voting proxies.

To assist it in voting proxies, Calamos has established a Committee comprised of its Portfolio Management and Research Departments. The Committee and/or its members will vote proxies using the following guidelines:

In general, if Calamos believes that a company’s management and board have interests sufficiently aligned with its clients interests, Calamos will vote in favor of proposals recommended by a company’s board. More specifically, Calamos seeks to ensure that the board of directors of a company is sufficiently aligned with security holders’ interests and provides proper oversight of the company’s management. In many cases this may be best accomplished by having a majority of independent board members. Although we will examine board member elections on a case-by-case basis, Calamos will generally vote for the election of directors that would result in a board comprised of a majority of independent directors.

Because of the enormous variety and complexity of transactions that are presented to shareholders, such as mergers, acquisitions, reincorporations, adoptions of anti-take over measures (including adoption of a shareholder rights plan, requiring supermajority voting on particular issues, adoption of fair price provisions, issuance of blank check preferred stocks and the creation of a separate class of stock with unequal voting rights), changes to capital structures (including authorizing additional shares, repurchasing stock or approving a stock split), executive compensation and option plans, that occur in a variety of industries, companies and market cycles, it is extremely difficult to foresee exactly what would be in the best interests of its clients in all circumstances. Moreover, voting on such proposals involves considerations unique to each transaction. Accordingly, Calamos will vote on a case-by-case basis on proposals presenting these transactions.

Finally, we have established procedures to help us resolve conflicts of interests that might arise when voting proxies for our clients. This procedure provides that the Committee, along with Calamos’ Legal Department, will examine conflicts of interests of which Calamos is aware and seek to resolve such conflicts in the best interests of the client, irrespective of any such conflict.

You may obtain a copy of the Calamos’ Policies by calling (800) 582-6959, by visiting its website at www.calamos.com or by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563-2787, and on the Securities and Exchange Commission’s website at www.sec.gov.

Davis Advisors

Summary of Davis Advisors’ Proxy Voting Procedures and Policies April 1, 2004

Davis Selected Advisers, L.P. (“Davis Advisors”) votes on behalf of its clients in matters of corporate governance through the proxy voting process. Davis Advisors takes its ownership responsibilities very seriously and believes the right to vote proxies for its clients’ holdings is a significant asset of the clients. Davis Advisors exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of its clients’ investments.

Davis Advisors votes proxies with a focus on the investment implications of each issue. For each proxy vote, Davis Advisors takes into consideration its duty to clients and all other relevant facts available to Davis Advisors at the time of the vote. Therefore, while these guidelines provide a framework for voting, votes are ultimately cast on a case-by-case basis.

Davis Advisors has adopted written Proxy Voting Procedures and Policies and established a Proxy Oversight Group to oversee voting policies and deal with potential conflicts of interest. In evaluating issues, the Proxy Oversight Group may consider information from many sources, including the portfolio manager for each client account, management of a company presenting a proposal, shareholder groups, and independent proxy research services.

Clients may obtain a copy of Davis Advisors’ Proxy Voting Procedures and Policies, and/or a copy of how their own proxies were voted, by writing to: Davis Selected Advisers, L.P., Attn: Chief Compliance Officer, 2949 East Elvira Road, Suite 101, Tucson, Arizona, 85706

Guiding Principles—Creating Value for Existing Shareholders:

The most important factors that we consider in evaluating proxy issues are: (i) the Company’s or management’s long-term track record of creating value for shareholders. In general, we will consider the recommendations of a management with a good record of creating value for shareholders as more credible than the recommendations of managements with a poor record; (ii) whether, in our estimation, the current proposal being considered will significantly enhance or detract from long-term value for existing shareholders;

THE PRUDENTIAL SERIES FUND 96

and (iii) whether a poor record of long term performance resulted from poor management or from factors outside of managements control. Other factors which we consider may include: (a) Shareholder Oriented Management. One of the factors that Davis Advisors considers in selecting stocks for investment is the presence of shareholder-oriented management. In general, such managements will have a large ownership stake in the company. They will also have a record of taking actions and supporting policies designed to increase the value of the company’s shares and thereby enhance shareholder wealth. Davis Advisors’ research analysts are active in meeting with top management of portfolio companies and in discussing their views on policies or actions which could enhance shareholder value. Whether management shows evidence of responding to reasonable shareholder suggestions, and otherwise improving general corporate governance, is a factor which may be taken into consideration in proxy voting. (b) Allow responsible management teams to run the business. Because we try generally to invest with “owner oriented” managements (see above), we vote with the recommendation of management on most routine matters, unless circumstances such as long standing poor performance or a change from our initial assessment indicate otherwise. Examples include the election of directors and ratification of auditors. Davis Advisors supports policies, plans and structures that give management teams appropriate latitude to run the business in the way that is most likely to maximize value for owners. Conversely, Davis Advisors opposes proposals that limit management’s ability to do this. Davis Advisors will generally vote with management on shareholder social and environmental proposals on the basis that their impact on share value is difficult to judge and is therefore best done by management. (c) Preserve and expand the power of shareholders in areas of corporate governance. Equity shareholders are owners of the business, and company boards and management teams are ultimately accountable to them. Davis Advisors supports policies, plans and structures that promote accountability of the board and management to owners, and align the interests of the board and management with owners. Examples include: annual election of all board members, cumulative voting, and incentive plans that are contingent on delivering value to shareholders. Davis Advisors generally opposes proposals that reduce accountability or misalign interests, including but not limited to classified boards, poison pills, excessive option plans, and repricing of options. Davis Advisors exercises its professional judgment in applying these principles to specific proxy votes. Davis Advisors Proxy Procedures and Policies provides additional explanation of the analysis which Davis Advisors may conduct when applying these guiding principles to specific proxy votes.

Conflicts of Interest:

A potential conflict of interest arises when Davis Advisors has business interests that may not be consistent with the best interests of its client. Davis Advisors’ Proxy Oversight Group is charged with resolving material potential conflicts of interest which it becomes aware of. It is charged with resolving conflicts in a manner that is consistent with the best interests of clients. There are many acceptable methods of resolving potential conflicts, and the Proxy Oversight Group exercises its judgment and discretion to determine an appropriate means of resolving a potential conflict in any given situation: (1) Votes consistent with the “General Proxy Voting Policies,” are presumed to be consistent with the best interests of clients; (2) Davis Advisors may disclose the conflict to the client and obtain the client’s consent prior to voting the proxy; (3) Davis Advisors may obtain guidance from an independent third party; (4) The potential conflict may be immaterial; or (5) Other reasonable means of resolving potential conflicts of interest which effectively insulate the decision on how to vote client proxies from the conflict.

Dreman Value Management LLC

DREMAN VALUE MANAGEMENT LLC SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES

Dreman Value Management LLC views proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When Dreman Value Management LLC has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.

Dreman Value Management LLC has established a comprehensive proxy voting procedure that is maintained and implemented by the firm’s Compliance Officer (the “CO”). The firm maintains a record of all the proxies it receives and ensures that the Chief Investment Officer and other portfolio managers are kept apprised of all proxies that are required to be voted.

Absent material conflicts, the portfolio manager and CIO will determine how Dreman Value Management LLC should vote the proxy. The CO is instructed as to how DVM intends to vote the proxies and is responsible for completing and remitting the proxy in a timely and appropriate manner. DVM has retained Egan Jones Proxy Services to assist it in coordinating and voting proxies with respect to client securities.

In the absence of specific voting guidelines from a client, DVM will vote proxies in the best interest of each particular client, which may result in different voting results for proxies for the same issuer. Generally, DVM will vote in favor of routine corporate housekeeping proposals, including election of directors, but will vote against proposals which makes it more difficult to replace members of the issuer’s board of directors. In some instances DVM shall determine whether a proposal is in the best interest of its

97

clients and may take into account the following various factors, including whether the proposal was recommended by management and Dreman Value Management LLC opinion of management.

The CO is responsible for identifying any conflicts that exist between the interest of DVM and its clients. If a material conflict exist, DVM will determine whether voting in accordance with its proxy voting guidelines is in the best interest of the client. DVM will also determine whether it is appropriate to disclose the conflict to the affected clients.

The CO is responsible for maintaining files relating to DVM’s proxy voting procedures. Records are maintained and preserved for five years and are included in client files.

Eagle Asset Management

Eagle Proxy Voting Policy

The exercise of proxy voting rights is an important element in the successful management of clients’ investments. Eagle Asset Management recognizes its fiduciary responsibility to vote proxies solely in the best interests of clients with the overall goal of maximizing the growth of our clients’ assets. Toward that end, Eagle has developed a comprehensive and detailed set of proxy voting guidelines, which our portfolio managers use to vote proxies in securities held in client accounts.

Eagle generally votes proxies in furtherance of the long-term economic value of the underlying securities. We consider each proxy proposal on its own merits, and we make an independent determination of the advisability of supporting or opposing management’s position. We believe that the recommendations of management should be given substantial weight, but we will not support management proposals, which we believe are detrimental to the underlying value of our clients’ positions.

We usually oppose proposals that dilute the economic interest of shareholders, and we also oppose those that reduce shareholders’ voting rights or otherwise limit their authority. With respect to takeover offers, Eagle calculates a “going concern” value for every holding. If the offer approaches or exceeds our value estimate, we will generally vote for the merger, acquisition or leveraged buy-out.

In voting proxies of securities held in client accounts, Eagle’s portfolio managers almost always recommend votes in accordance with the guidelines. By following predetermined voting guidelines, Eagle believes it will avoid any potential conflicts of interests, which would otherwise affect proxy voting. On the rare occasion where a manager recommends a vote contrary to Eagle’s guidelines, Eagle’s Compliance Department will review the proxy issue and the recommended vote to ensure that the vote is cast in compliance with Eagle’s overriding mandate to vote proxies in the best interests of clients and to avoid conflicts of interests.

A copy of Eagle’s complete proxy voting policy and guidelines can be obtained by calling 800-237-3101. If you have any questions about these guidelines, or would like to know how your shares were voted, please contact our Compliance Department at 800-237-3101.

EARNEST Partners LLC

SUMMARY PROXY POLICIES AND PROCEDURES

1. Proxy Policies

The best interest of advisory clients and plan participants (the “Client”) shall be the sole consideration when voting proxies of portfolio companies. Each proxy issue shall receive individual consideration based on all the relevant facts and circumstances. As a general rule, EARNEST Partners shall vote against any actions which would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders’ investments. Following is a partial list of issues that require special attention: classified boards, change of state of incorporation, poison pills, unequal voting rights plans, provisions requiring supermajority approval of a merger, executive severance agreements, provisions limiting shareholder rights.

In addition to the foregoing, the following shall be adhered to unless EARNEST Partners is instructed otherwise in writing by the Client:

• EARNEST Partners shall not actively engage in conduct that involves an attempt to change or influence the control of a portfolio company.

• EARNEST Partners will not announce its voting intentions and the reasons therefor. ·

• Earnest Partners shall not participate in a proxy solicitation or otherwise seek proxy voting authority from any other portfolio company shareholder.

THE PRUDENTIAL SERIES FUND 98

• Earnest Partners shall not act in concert with any other portfolio company shareholders in connection with any proxy issue or other activity involving the control or management of a portfolio company. ·

• All communications with portfolio companies or fellow shareholders shall be for the sole purpose of expressing and discussing Earnest Partners’ concerns for its Clients interests and not for an attempt to influence the control of management.

With respect to ERISA accounts, EARNEST Partners shall act prudently, solely in the interest of plan participants and beneficiaries and for the exclusive purpose of providing benefits to them. It is EARNEST Partners’ policy to fully comply with all ERISA provisions regarding proxy voting for ERISA accounts and to the extent possible, amend its policies and procedures from time to time to reflect the Department of Labor’s views of the proxy voting duties and obligations imposed by ERISA with respect to ERISA accounts.

2. Proxy Procedures

Proxy Director

EARNEST Partners has designated a Proxy Director. The Proxy Director shall consider every issue presented on every portfolio company proxy. Proxy issues presented to the Proxy Director will be voted in accordance with the judgment of the Director, taking into account the general policies outlined above. In the case where EARNEST Partners has a material conflict of interest with a Client, the Proxy Director will utilize the services of outside third party professionals (such as Institutional Shareholder Services) to assist its analysis of voting issues and actual voting of proxies to ensure that a decision to vote the proxies was based on the Client’s best interest and was not the product of a conflict. In the event the services of an outside third party professional are not available in connection with a conflict of interest, EARNEST Partners will seek the advice of the Client. The circumstances underlying each proxy issue will be given careful individual attention. The Proxy Director will also use all available resources, including proxy evaluation services, to assist in the analysis of proxy issues.

A detailed description of EARNEST Partners’ specific proxy voting guidelines will be furnished upon request. You may also obtain information about how EARNEST Partners has voted with respect to portfolio company securities by calling, writing, or emailing us at:

EARNEST Partners 1180 Peachtree Street, NE, Suite 2300 Atlanta, GA 30309 invest@earnestpartners.com 404-815-8772

EARNEST Partners reserves the right to change these policies and procedures at any time without notice.

Goldman Sachs Asset Management, L.P.

GOLDMAN SACHS FUNDS DESCRIPTION OF PROXY VOTING POLICY

Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust, on behalf of the Goldman Sachs Funds (the “Funds”), have delegated the voting of portfolio securities to Goldman Sachs Asset Management, L.P. and Goldman Sachs Asset Management International (collectively the “Investment Adviser”). The Investment Adviser has adopted policies and procedures (the “Policy”) for the voting of proxies on behalf of client accounts for which the Investment Adviser has voting discretion, including the Funds. Under the Policy, the Investment Advisers’ guiding principles in performing proxy voting are to make decisions that: (i) favor proposals that tend to maximize a company’s shareholder value; and (ii) are not influenced by conflicts of interest. These principles reflect the Investment Adviser’s belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

The principles and positions reflected in the Policy are designed to guide the Investment Adviser in voting proxies, and not necessarily in making investment decisions. Senior management of the Investment Adviser will periodically review the Policy to ensure that it continues to be consistent with the Investment Adviser’s guiding principles.

Public Equity Investments. To implement these guiding principles for investments in publicly-traded equities, the Investment Adviser follows proxy voting guidelines (the “Guidelines”) developed by Institutional Shareholder Services (“ISS”), except in certain circumstances, which are generally described below. The Guidelines embody the positions and factors the Investment Adviser generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among others, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals.

ISS has been retained to review proxy proposals and make voting recommendations in accordance with the Guidelines. While it is the Investment Adviser’s policy generally to follow the Guidelines and recommendations from ISS, the Investment Adviser’s portfolio management teams (“Portfolio Management Teams”) retain the authority on any particular proxy vote to vote differently from the

99

Guidelines or a related ISS recommendation, in keeping with their different investment philosophies and processes. Such decisions, however, remain subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. In forming their views on particular matters, the Portfolio Management Teams are also permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and recommendations from ISS.

In addition to assisting the Investment Adviser in developing substantive proxy voting positions, ISS also updates and revises the Guidelines on a periodic basis, and the revisions are reviewed by the Investment Adviser to determine whether they are consistent with the Investment Adviser’s guiding principles. ISS also assists the Investment Adviser in the proxy voting process by providing operational, recordkeeping and reporting services.

The Investment Adviser is responsible for reviewing its relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS. The Investment Adviser may hire other service providers to replace or supplement ISS with respect to any of the services the Investment Adviser currently receives from ISS.

The Investment Adviser has implemented procedures that are intended to prevent conflicts of interest from influencing proxy voting decisions. These procedures include the Investment Adviser’s use of ISS as an independent third party, a review and approval process for individual decisions that do not follow ISS’s recommendations, and the establishment of information barriers between the Investment Adviser and other businesses within The Goldman Sachs Group, Inc.

Fixed Income and Private Investments. Voting decisions with respect to fixed income securities and the securities of privately held issuers generally will be made by a Fund’s managers based on their assessment of the particular transactions or other matters at issue.

Hotchkis and Wiley Capital Management, LLC

Generally, and except to the extent that a client otherwise instructs Hotchkis and Wiley Capital Management, LLC (“HWCM”) in writing, HWCM will vote (by proxy or otherwise) in all matters for which a shareholder vote is solicited by, or with respect to, issuers of securities beneficially held in client accounts in such manner as HWCM deems appropriate in accordance with its written policies and procedures. These policies and procedures set forth guidelines for voting typical proxy proposals. However, each proxy issue will be considered individually in order that HWCM may consider what would be in its clients’ best interest. Further, where a proxy proposal raises a material conflict of interest between the interests of HWCM and its client, HWCM will vote according to its predetermined specific policy. The Compliance Department will review the vote to determine that the decision was based on the client’s best interest and was not the product of the conflict.

HWCM utilizes a third party service provider to provide administrative assistance in connection with the voting of proxies, including certain record keeping and reporting functions.

Jennison

Jennison actively manages publicly traded equity securities and fixed income securities. It is the policy of Jennison that where proxy voting authority has been delegated to and accepted by Jennison, all proxies shall be voted by investment professionals in the best interest of the client without regard to the interests of Jennison or other related parties, based on recommendations as determined by pre-established guidelines either adopted by Jennison or provided by the client. Secondary consideration may be given to the public and social value of each issue. For purposes of this policy, the “best interests of clients” shall mean, unless otherwise specified by the client, the clients’ best economic interests over the long term – that is, the common interest that all clients share in seeing the value of a common investment increase over time. Any proxy vote that may represent a potential material conflict is reviewed by Jennison Compliance and referred to the Proxy Voting Committee to determine how to vote the proxy if Compliance determines that a material conflict exists.

In voting proxies for international holdings, we will generally apply the same principles as those for U.S. holdings. However, in some countries, voting proxies result in additional restrictions that have an economic impact or cost to the security, such as “share blocking”, where Jennison would be restricted from selling the shares of the security for a period of time if Jennison exercised its ability to vote the proxy. As such, we consider whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Our policy is to not vote these types of proxies when the cost far outweighs the benefit of voting, as in share blocking.

THE PRUDENTIAL SERIES FUND 100

It is further the policy of Jennison that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records, as required by the Advisers Act, is to be made available to clients.

J.P. Morgan Investment Management, Inc.

Voting Policy

Each investment adviser within the JPMorgan Asset Management group, (each referred to individually as a “JPMAM Entity” and collectively as “JPMAM”), may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. To ensure that the proxies are voted in the best interests of its clients, JPMAM has adopted detailed proxy voting procedures (“Procedures”) that incorporate detailed proxy guidelines (“Guidelines”) for voting proxies on specific types of issues. Each of the investment advisers listed on Exhibit A below acts as investment adviser or subadviser to a fund in the JPMorgan Funds. Each JPMorgan Fund, with the exception of JPMorgan Value Opportunities Fund, JPMorgan Multi-Manager Small Cap Growth Fund and the portion of the JPMorgan Multi-Manager Small Cap Value Fund not sub-advised by JPMIM, Undiscovered Managers Behavioral Growth Fund, Undiscovered Managers Behavioral Value Fund, Undiscovered Managers Small Cap Growth Fund, and Highbridge Statistical Market Neutral Fund has granted its adviser the authority to vote proxies for the Funds in accordance with these Procedures and Guidelines.* The JPMorgan Value Opportunities Fund votes proxies in accordance with its own voting policies. The JPMorgan Multi-Manager Small Cap Growth Fund and the portion of the JPMorgan Multi-Manager Small Cap Value Fund that is not sub-advised by JPMIM, vote proxies in accordance with the voting policies of their subadvisers. The Undiscovered Managers Behavioral Growth Fund, Undiscovered Managers Behavioral Value Fund and Undiscovered Managers Small Cap Growth Fund and Highbridge Statistical Market Neutral Fund vote proxies in accordance with the voting policies of their subadvisers.

JPMAM currently has separate guidelines for each of the following regions: (1) North America, (2) Europe, Middle East, Africa, Central America and South America, (3) Asia (ex-Japan) and (4) Japan. As a general rule, in voting proxies of a particular security, each JPMAM Entity will apply the guidelines of the region in which the issuer of such security is organized.

Pursuant to the Procedures, most routine proxy matters will be voted in accordance with the Guidelines, which have been developed with the objective of encouraging corporate action that enhances shareholder value. For proxy matters that are not covered by the Guidelines, matters that require a case-by-case determination or matters where a vote contrary to the Guidelines is considered appropriate, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest and ensure that the proxy vote is cast in the best interests of clients.

To oversee and monitor the proxy-voting process, each JPMAM advisory entity has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. Each proxy committee will meet periodically to review general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues presented by the relevant JPMAM entity. The Procedures permit an independent proxy voting service to perform certain services otherwise carried out or coordinated by the proxy administrator.

A copy of the JPMAM Global Proxy Voting Procedures and Guidelines, the JPMorgan Value Opportunities Fund Proxy Voting Procedures and Policy, and the policies of the subadvisers to the JPMorgan Multi-Manager Small Cap Growth Fund, the JPMorgan Multi-Manager Small Cap Value Fund, Undiscovered Managers Behavioral Growth Fund, Undiscovered Managers Behavioral Value Fund, Undiscovered Managers Small Cap Growth Fund and Highbridge Statistical Market Neutral Fund can be ordered via the website under the Literature Forms section, or upon request by contacting our Service Center at 1-800-480-4111. If you choose to order via the web, there is a brief registration that must be filled out.

*The JPMorgan Multi-Manager Funds are only available through JPMorgan Private Bank.

Exhibit A

Highbridge Capital Management LLC JPMorgan High Yield Partners LLC JPMorgan Investment Advisors Inc. J.P. Morgan Fleming Asset Management (UK) Limited J.P. Morgan Investment Management Inc. JF International Management Inc. Security Capital Research Management

LSV Asset Management

LSV Asset Management (“LSV”) has adopted proxy voting guidelines that provide direction in determining how various types of proxy issues are to be voted.

101

LSV’s purely quantitative investment process does not provide output or analysis that would be functional in analyzing proxy issues. LSV therefore will retain an independent, expert third party, currently Institutional Shareholder Services (“ISS”). ISS will implement LSV’s proxy voting process, provide assistance in developing guidelines for client accounts that are updated for current corporate governance issues, helping to ensure that clients’ best interests are served by voting decisions, and provide analysis of proxy issues on a case-by-case basis. LSV is responsible for monitoring ISS to ensure that proxies are adequately voted. LSV will vote issues contrary to, or issues not covered by, the guidelines only when LSV believes it is in the best interest of the client. Where the client has provided proxy voting guidelines to LSV, those guidelines will be followed, unless it is determined that a different vote would add more value to the client’s holding of the security in question. Direction from a client on a particular proxy vote will take precedence over the guidelines. Clients are sent a copy of their respective guidelines on an annual basis. LSV’s use of ISS is not a delegation of LSV’s fiduciary obligation to vote proxies for clients.

Should a material conflict arise between LSV’s interest and that of its clients (e.g., a client bringing a shareholder action has solicited LSV’s support; LSV manages a pension plan for a company whose management is soliciting proxies; or an LSV employee has a relative involved in management at an investee company), LSV will vote the proxies in accordance with the recommendation of the independent third party proxy voting service. A written record will be maintained describing the conflict of interest, and an explanation of how the vote taken was in the client’s best interest.

LSV may refrain from voting a proxy if the cost of voting the proxy exceeds the expected benefit to the client, for example in the case of voting a foreign security when the proxy must be translated into English or the vote must be cast in person.

Clients may receive a copy of LSV’s voting record for their account by request. LSV will additionally provide any mutual fund for which LSV acts as adviser or sub-adviser, a copy of LSV’s voting record for the fund so that the fund may fulfill its obligation to report proxy votes to fund shareholders.

Recordkeeping. In accordance with the recordkeeping rules, LSV will retain copies of its proxy voting policies and procedures; a copy of each proxy statement received regarding client securities (maintained by the proxy voting service and/or available on EDGAR); a record of each vote cast on behalf of a client (maintained by the proxy voting service); a copy of any document created that was material to the voting decision or that memorializes the basis for that decision (maintained by the proxy voting service); a copy of clients’ written requests for proxy voting information and a copy of LSV’s written response to a client’s request for proxy voting information for the client’s account; and LSV will ensure that it may obtain access to the proxy voting service’s records promptly upon LSV’s request.

Marsico Capital Management, LLC

It is the policy of Marsico Capital Management, LLC (“MCM”) to seek to vote or otherwise process (such as by a decision to abstain or take no action) all proxies over which it has voting authority in the best interest of MCM’s clients, as summarized here. ·

• Under MCM’s investment discipline, one of the qualities MCM usually seeks in companies it invests in for client portfolios is good management. Because MCM has some confidence that the managements of most portfolio companies it invests in for clients seek to serve shareholders’ best interests, we believe that voting proxies in our clients’ best economic interest ordinarily means voting with these managements’ recommendations. ·

• Although MCM ordinarily will vote proxies with management recommendations, MCM’s analysts generally review proxy proposals as part of our normal monitoring of portfolio companies and their managements. In rare cases, MCM might decide to vote a proxy against a management recommendation. MCM may notify affected clients of such a decision if it is reasonably feasible to do so. · MCM may process certain proxies in a manner other than by voting them, such as by abstaining from voting or by taking no action on certain proxies. Some examples include, without limitation, proxies issued by companies we have decided to sell, proxies issued for securities we did not select for a client portfolio (such as, without limitation, securities that were selected by the client or by a previous adviser, unsupervised securities held in a client’s account, or money market securities or other securities selected by clients or their representatives other than MCM), or proxies issued by foreign companies that impose burdensome or unreasonable voting, power of attorney, or holding requirements. MCM also may abstain from voting, or take no action on, proxies in other circumstances, such as when voting with management may not be in the best economic interest of clients, or as an alternative to voting with management, or when voting may be unduly burdensome or expensive. MCM will not notify clients of these routine abstentions or decisions not to take action. ·

• In circumstances when there may be an apparent material conflict of interest between MCM’s interests and clients’ interests in how proxies are voted (such as when MCM knows that a proxy issuer is also an MCM client), MCM generally will resolve any appearance

THE PRUDENTIAL SERIES FUND 102

concerns by causing those proxies to be “echo voted” or “mirror voted” in the same proportion as other votes, or by voting the proxies as recommended by an independent service provider. MCM will not notify clients if it uses these routine procedures to resolve an apparent conflict. In rare cases, MCM might use other procedures to resolve an apparent conflict, and give notice to clients if it is reasonably feasible to do so. ·

• MCM generally uses an independent service provider to help vote proxies, keep voting records, and disclose voting information to clients. MCM’s proxy voting policy and information about the voting of a client’s proxies are available to the client on request. ·

• MCM seeks to ensure that, to the extent reasonably feasible, proxies for which MCM receives ballots in good order and receives timely notice will be voted or otherwise processed (such as through a decision to abstain or take no action) as intended under MCM’s Proxy Voting policy and procedures. MCM may be unable to vote or otherwise process proxy ballotsthat are not received or processedin a timely manner due tofunctional limitations of the proxy voting system or other factors beyond MCM’s control. Such ballots may include, without limitation,ballots for securities out on loan under securities lending programs initiated by the client or its custodian, ballots not timely forwarded by a custodian,or ballots for which MCM does not receive timely notice from a proxy voting service provider.

Neuberger Berman Management Inc.

Neuberger Berman has implemented written Proxy Voting Policies and Procedures (Proxy Voting Policy) that are designed to reasonably ensure that Neuberger Berman votes proxies prudently and in the best interest of its advisory clients for whom Neuberger Berman has voting authority. The Proxy Voting Policy also describes how Neuberger Berman addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

Neuberger Berman’s Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process, and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, Neuberger Berman utilizes Institutional Shareholder Services Inc. (ISS) to vote proxies in accordance with Neuberger Berman’s voting guidelines.

For socially responsive clients, Neuberger Berman has adopted socially responsive voting guidelines. For non-socially responsive clients, Neuberger Berman’s guidelines adopt the voting recommendations of ISS. Neuberger Berman retains final authority and fiduciary responsibility for proxy voting. Neuberger Berman believes that this process is reasonably designed to address material conflicts of interest that may arise between Neuberger Berman and a client as to how proxies are voted.

In the event that an investment professional at Neuberger Berman believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with Neuberger Berman’s proxy voting guidelines or in a manner inconsistent with ISS recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between Neuberger Berman and the client with respect to the voting of the proxy in that manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between Neuberger Berman and the client or clients with respect to the voting of the proxy, the proxy Committee shall: (i) take no further action, in which case ISS shall vote such proxy in accordance with the proxy voting guidelines or as ISS recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

Pacific Investment Management Company LLC

Pacific Investment Management Company LLC (“PIMCO”) has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and

103

considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client’s best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

Clients may obtain a copy of PIMCO’s written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client’s proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client’s proxy. In addition, a client may obtain copies of PIMCO’s Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.

Prudential Investment Management, Inc.

Summary of PIM Proxy Voting Policy

The overarching goal of each of the asset management units within Prudential Investment Management, Inc. (“PIM”) is to vote proxies in the best interests of their respective clients based on the clients’ priorities. Client interests are placed ahead of any potential interest of PIM or its Asset Management Units.

Because the various asset management units within PIM manage distinct classes of assets with differing management styles, some units will consider each proxy on its individual merits while other units may adopt a pre-determined set of voting guidelines. The specific voting approach of each unit is noted below.

A committee comprised of senior business representatives from each of the asset management units together with relevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interests. The committee is responsible for interpretation of the proxy voting policy and periodically assess the policy’s effectiveness. In addition, should the need arise, the committee is authorized to handle any proxy matter involving an actual or apparent conflict of interest that cannot be resolved at the level of an individual asset management business unit.

In all cases, clients may obtain the proxy voting policies and procedures of the various PIM asset management units, and information is available to each client concerning the voting of proxies with respect to the client’s securities, simply by contacting the client service representative of the respective unit.

Voting Approach of PIM Asset Management Units

Prudential Fixed Income: As this asset management unit invests almost exclusively in public debt, there are few traditional proxies voted in this unit. Generally, when a proxy is received, this unit will vote with management on routine matters such as the appointment of accountants or the election of directors. With respect to non-routine matters such as proposed anti-takeover provisions or mergers the financial impact will be analyzed and the proxy will be voted on a case-by-case basis. Specifically, if a proxy involves:

•                  a proposal regarding a merger, acquisition or reorganization,

•                  a proposal that is not addressed in the unit’s detailed policy statement, or

•                  circumstances that suggest a vote not in accordance with the detailed policy, the proxy will be referred to the applicable portfolio manager(s)for individual consideration.

Prudential Real Estate Investors: As this asset management unit invests primarily in real estate and real estate related interests, there are few traditional proxies voted in this unit. Generally, when a proxy is received, this unit will vote with management on routine matters such as the appointment of accountants or the election of directors. With respect to non-routine matters such as proposed anti-takeover provisions or mergers the financial impact will be analyzed and the proxy will be voted on a case-by-case basis.

THE PRUDENTIAL SERIES FUND 104

Specifically, if a proxy involves:

•                  a proposal regarding a merger, acquisition or reorganization,

•                  a proposal that is not addressed in the unit’s detailed policy statement, or

•                  circumstances that suggest a vote not in accordance with the detailed policy, the proxy will be referred to the relevant portfolio manager(s) for individual consideration.

Prudential Capital Group: As this asset management unit invests almost exclusively in privately placed debt, there are few, if any, traditional proxies voted in this unit. As a result, this unit evaluates each proxy it receives and votes on a case-by-case basis. Considerations will include the detailed knowledge of the issuer’s financial condition, long- and short-term economic outlook for the issuer, its capital structure and debt-service obligations, the issuer’s management team and capabilities, as well as other pertinent factors. In short, this unit attempts to vote all proxies in the best economic interest of its clients based on the clients’ expressed priorities, if any.

Quantitative Management Associates LLC (QMA)

Description of QMA Proxy Voting Policies and Procedures

It is the policy of QMA to vote proxies on client securities in the best interest of our clients and consistently with portfolio investment guidelines. In the case of pooled accounts, it is our policy to vote proxies on securities in such account in the best interest of the pooled account. In the event of any actual or apparent material conflict between our clients’ interest and our own, our policy is to act solely in our clients’ interest. To this end, QMA’s proxy voting committee has established procedures to address proxy voting situations that could involve potential material conflicts.

Summary of QMA Proxy Voting Policy

The overarching goal of QMA is to vote proxies in the best interests of its clients by placing clients’ interests ahead of any potential interest of QMA.

A committee comprised of senior business representatives together with relevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interests. The committee is responsible for interpretation of the proxy voting policy and periodically assesses the policy’s effectiveness.

Clients may obtain the proxy voting policies and procedures of QMA and information concerning the voting of proxies with respect to the client’s securities, simply by contacting the client service representative of QMA.

Generally, when a proxy is received, QMA will vote in accordance with a predetermined set of guidelines set forth in a policy established by QMA’s proxy voting committee. For other issues, where a policy is not in place or when circumstances suggest a vote not in accordance with the detailed policy, the proxies are voted on a case-by-case basis considering the financial impact of the proposal.

RS Investment Management, L.P. RS Investment Management, Inc. RS Growth Group LLC RS Value Group LLC

SUMMARY DESCRIPTION OF PROXY VOTING POLICIES AND PROCEDURES

Each of the RS investment advisory firms (each, an “Adviser”) has adopted policies and procedures (the “Policies”) that govern how it votes proxies relating to securities owned by its advisory clients for which the Adviser exercises voting authority and discretion (the “Proxies”). The advisory clients for which the Advisers vote Proxies are registered investment companies and certain other institutional accounts. The Policies do not apply to any client that has explicitly retained authority and discretion to vote its own proxies or delegated that authority and discretion to a third party.

The guiding principle by which the Advisers vote on all matters submitted to security holders is to act in a manner consistent with the best interest of their clients, without subrogating the clients’ interests to those of the Advisers. The Policies are designed to ensure that material conflicts of interest on the part of an Adviser or its affiliates do not affect voting decisions on behalf of the Advisers’ clients.

The Advisers have adopted detailed proxy voting guidelines (the “Guidelines”) that set forth how they plan to vote on specific matters presented for shareholder vote. In most cases, the Guidelines state specifically whether Proxies will be voted by the Advisers for or against a particular type of proposal. The indicated vote in the Guidelines is the governing position on any matter specifically addressed by the Guidelines.

105

Because the Guidelines have been pre-established by the Advisers, voting of Proxies in accordance with the Guidelines is intended to limit the possibility that any conflict of interest might motivate an Adviser’s voting decision with respect to a proposal. However, an Adviser is permitted to override the Guidelines (an “Override”) with respect to a particular shareholder vote when the Adviser believes the Override to be in a client’s best interest. In addition, there may be situations involving matters presented for shareholder vote that are not governed by the Guidelines (any such vote being a “Special Vote”). In connection with any Override or Special Vote, a determination is made by the Advisers’ chief compliance officer whether there is any material conflict of interest between the Adviser, on the one hand, and the relevant advisory clients, on the other, arising out of the provision of certain services or products by an Adviser to the company on whose behalf Proxies are being solicited, personal shareholdings of any Adviser personnel in the company, or any other relevant material conflict of interest. Any such determination must be reviewed by the chief operating officer of the Advisers.

Certain aspects of the administration of the Policies are governed by a Proxy Policy Committee comprised of senior management personnel and compliance personnel. The Committee oversees the Proxy voting process generally and may be consulted in specific cases concerning the voting of Proxies.

The Advisers have retained Institutional Shareholder Services (“ISS”) to handle the administrative aspects of voting proxies for the accounts of our advisory clients. ISS monitors the accounts and their holdings to be sure that all Proxies are received and votes are cast. In addition, the Advisers’ compliance department monitors matters presented for shareholder votes and tracks the voting of the Proxies on a regular basis.

Clients may obtain a copy of the Policies and information regarding how the Advisers have voted securities held in their accounts, by contacting John Sanders at (415) 591-2768.

The Policies are subject to change at any time without notice.

Salomon Brothers Asset Management Inc (SaBAM)

PROXY VOTING GUIDELINES PROCEDURES SUMMARY

The following is a brief overview of the Proxy Voting Policies and Procedures (the “Policies”) that SaBAM has adopted to seek to ensure that SaBAM votes proxies relating to equity securities in the best interest of clients.

SaBAM votes proxies for each client account with respect to which it has been authorized to vote proxies. In voting proxies, SaBAM is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. SaBAM attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. SaBAM may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the SaBAM adviser (business unit) continues to retain responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, SaBAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that SaBAM considers in voting on such issue, SaBAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that SaBAM considers in voting on such issue, SaBAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that SaBAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause SaBAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct SaBAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A SaBAM business unit or investment team (e.g. SaBAM’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, SaBAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of SaBAM’s goal to vote proxies in the best interest of clients, SaBAM follows procedures designed to identify and

THE PRUDENTIAL SERIES FUND 106

address material conflicts that may arise between SaBAM’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, SaBAM periodically notifies SaBAM employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of SaBAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of SaBAM’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM’s compliance personnel. SaBAM also maintains and considers a list of significant SaBAM relationships that could present a conflict of interest for SaBAM in voting proxies. SaBAM is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-SaBAM Legg Mason affiliate might appear to the public to influence the manner in which SaBAM decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-SaBAM Legg Mason affiliate relationship that SaBAM for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which SaBAM decides to vote a proxy, SaBAM generally takes the position that relationships between a non-SaBAM Legg Mason affiliate and an issuer (e.g. investment management relationship between an issuer and a non-SaBAM Legg Mason affiliate) do not present a conflict of interest for SaBAM in voting proxies with respect to such issuer. Such position is based on the fact that SaBAM is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between SaBAM and certain other Legg Mason business units.

SaBAM maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by SaBAM compliance personnel. A proxy issue that will be voted in accordance with a stated SaBAM position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because SaBAM’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, SaBAM’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, SaBAM may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

T. Rowe Price Associates, Inc.

T. Rowe Price Associates, Inc. and T. Rowe Price International, Inc. recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote on issues submitted to shareholder vote—such as election of directors and important matters affecting a company’s structure and operations. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies that it sponsors and serves as investment adviser. T. Rowe Price also is involved in the proxy process on behalf of its institutional and private counsel clients who have requested such service. For those private counsel clients who have not delegated their voting responsibility but who request advice, T. Rowe Price makes recommendations regarding proxy voting.

Proxy Administration

The T. Rowe Price Proxy Committee develops our firm’s positions on all major corporate issues, creates guidelines, and oversees the voting process. The Proxy Committee, composed of portfolio managers, investment operations managers, and internal legal counsel, analyzes proxy policies based on whether they would adversely affect shareholders’ interests and make a company less attractive to own. In evaluating proxy policies each year, the Proxy Committee relies upon our own fundamental research, independent proxy research provided by third parties such as Institutional Shareholder Services and Glass Lewis, and information presented by company managements and shareholder groups.

Once the Proxy Committee establishes its recommendations, they are distributed to the firm’s portfolio managers as voting guidelines. Ultimately, the portfolio manager decides how to vote on the proxy proposals of companies in his or her portfolio. Because portfolio managers may have differences of opinion on portfolio companies and their proxies, or their portfolios may have different investment objectives, these factors, among others, may lead to different votes between portfolios on the same proxies. When portfolio managers cast votes that are counter to the Proxy Committee’s guidelines, they are required to document their

107

reasons in writing to the Proxy Committee. Annually, the Proxy Committee reviews T. Rowe Price’s proxy voting process, policies, and voting records.

T. Rowe Price has retained Institutional Shareholder Services, an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price’s voting guidelines—many of which are consistent with ISS positions—T. Rowe Price may deviate from ISS recommendations on general policy issues or specific proxy proposals.

Fiduciary Considerations

T. Rowe Price’s decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance. For example, we might refrain from voting if we or our agents are required to appear in person at a shareholder meeting or if the exercise of voting rights results in the imposition of trading or other ownership restrictions.

Consideration Given Management Recommendations

When determining whether to invest in a particular company, one of the key factors T. Rowe Price considers is the quality and depth of its management. As a result, T. Rowe Price believes that recommendations of management on most issues should be given weight in determining how proxy issues should be voted.

T. Rowe Price Voting Policies

Specific voting guidelines have been established by the Proxy Committee for recurring issues that appear on proxies, which are available to clients upon request. The following is a summary of the more significant T. Rowe Price policies:

Election of Directors

T. Rowe Price generally supports slates with a majority of independent directors. We withhold votes for outside directors that do not meet certain criteria relating to their independence or their inability to dedicate sufficient time to their board duties due to their commitment to other boards. We also withhold votes for inside directors serving on compensation, nominating and audit committees and for directors who miss more than one-fourth of the scheduled board meetings. T. Rowe Price supports shareholder proposals calling for a majority vote threshold for the election of directors.

Executive Compensation

Our goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. While we evaluate most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option plans. We base our review on criteria such as the costs associated with the plan, plan features, burn rates which are excessive in relation to the company’s peers, dilution to shareholders and comparability to plans in the company’s peer group. We generally oppose plans that give a company the ability to reprice options or to grant options at below market prices.

Anti-takeover, Capital Structure and Corporate Governance Issues

T. Rowe Price generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes and poison pills. We also oppose proposals which give management a “blank check” to create new classes of stock with disparate rights and privileges. We generally support proposals to permit cumulative voting and those that seek to prevent potential acquirers from receiving a takeover premium for their shares. When voting on corporate governance proposals, we will consider the dilutive impact to shareholders and the effect on shareholder rights. With respect to proposals for the approval of a company’s auditor, we typically oppose auditors who have a significant non-audit relationship with the company.

THE PRUDENTIAL SERIES FUND 108

Social and Corporate Responsibility Issues

T. Rowe Price generally votes with a company’s management on social issues unless they have substantial economic implications for the company’s business and operations that have not been adequately addressed by management.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We believe that due to the client-focused nature of our investment management business that the potential for conflicts of interests are relatively infrequent. Nevertheless, we have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our clients. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing or sales. Since our voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party, application of the T. Rowe Price guidelines to vote clients’ proxies should in most instances adequately address any possible conflicts of interest. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Committee reviews all such proxy votes in order to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company’s proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics requires all employees to avoid placing themselves in a “compromising position” where their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

William Blair & Company, LLC

This statement sets forth the proxy voting policy and procedures of William Blair & Company, L.L.C. It is provided to all covered clients as described below even if we currently do not have authority to vote proxies for their account.

The Department of Labor has stated that the fiduciary act of managing plan assets by an investment adviser generally includes the authority to vote proxies for shares held by a plan unless the plan documents reserve this authority to some other entity. ERISA section 3(38) defines an investment manager as any fiduciary who is registered as an investment adviser under the Investment Advisers Act of 1940. William Blair & Company, LLC is a registered investment adviser under the Investment Advisers Act of 1940. The Securities and Exchange Commission requires registered investment advisers to implement a proxy voting policy and procedures with respect to the voting of proxies for its advisory clients. The rule changes require registered investment advisers to identify potential conflicts involved in the voting of proxies as well as introducing specific recordkeeping and disclosure requirements. This policy is intended to comply with the applicable rules of the Department of Labor and the Securities and Exchange Commission.

General Policy

William Blair & Company shall vote the proxies of its clients solely in the interest of their participants and beneficiaries and for the exclusive purpose of providing benefits to them. William Blair & Company shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. William Blair & Company is not responsible for voting proxies it does not receive. However, William Blair & Company will make reasonable efforts to obtain missing proxies.

All proxies are reviewed by the Proxy Administrator, subject to the requirement that all votes shall be cast solely in the best interest of the clients in their capacity as shareholders of a company. The Proxy Administrator votes the proxies according to the Voting Guidelines (Domestic or International), which are designed to address matters typically arising in proxy votes. William Blair & Company does not intend the Voting Guidelines to be exhaustive; hundreds of issues appear on proxy ballots and it is neither practical nor productive to fashion a guideline for each. Rather, William Blair & Company’s Voting Guidelines are intended to cover the most significant and frequent proxy issues that arise.

For issues not covered or to be voted on a “Case-by-Case” basis by the Voting Guidelines, the Proxy Administrator will consult the Proxy Policy Committee. The Proxy Policy Committee will review the issues and will vote each proxy based on information from the company, our internal analysts and third party research sources, in the best interests of the clients in their capacity as shareholders of a company. The Proxy Policy Committee consists of certain representatives from the Investment Management Department, including management, portfolio manager(s), analyst(s), operations, as well as a representative from the Compliance Department. The Proxy Policy Committee reviews the Proxy Voting Policy and Procedures annually and shall revise its guidelines as events warrant.

109

Conflicts of Interest Policy

William Blair & Company is sensitive to conflicts of interest that may arise in the proxy decision-making process and we have identified the following potential conflicts of interest:

William Blair & Company has received investment banking compensation from the company in the preceding 12 months or anticipates receiving investment banking compensation in the next three months.

A William Blair & Company principal or employee currently serves on the company’s Board of Directors.

William Blair & Company, its principals, employees and affiliates (including, without limitation, William Blair Capital Partners Funds and William Blair Mezzanine Funds), in the aggregate, own 1% or more of the company’s outstanding shares.

The Company is a client of the Investment Management Department.

In the event that any of the above potential conflicts of interest arise, The Proxy Policy Committee will vote all proxies for that company in the following manner: ·

• If our Voting Guidelines indicate a vote “For” or “Against” a specific issue we will continue to vote according to the Voting Guidelines. ·

• If our Voting Guidelines have no recommendation or indicate a vote on a “Case-by-Case” basis, we will vote consistent with the voting recommendation provided by Institutional Shareholder Services (ISS), an independent third party research provider, utilized by William Blair & Company, which analyzes each vote from the shareholder vantage point.

International Markets Share Blocking Policy

In international markets where share blocking applies, we typically will not, but reserve the right to, vote proxies due to liquidity constraints. Share blocking is the “freezing” of shares for trading purposes at the custodian/sub-custodian bank level in order to vote proxies. Share blocking typically takes place between 1 and 20 days before an upcoming shareholder meeting, depending on the market. While shares are frozen, they may not be traded. Therefore, the potential exists for a pending trade to fail if trade settlement falls on a date during the blocking period. William Blair & Company shall not subordinate the interests of participants and beneficiaries to unrelated objectives.

Recordkeeping and Disclosure

Pursuant to this policy, William Blair & Company will retain: 1) the Proxy Voting Policy Statement and Procedures; 2) all proxy statements received regarding client securities 3) records of all votes cast on behalf of clients; 4) records of client requests for proxy voting information, and 5) any documents prepared by William Blair & Company that are material to making a decision how to vote, or that memorialize the basis for the decision.

Upon a client’s request to the Proxy Administrator, William Blair & Company will make available to its clients a report on proxy votes cast on their behalf. These proxy-voting reports will demonstrate William Blair & Company’s compliance with its responsibilities and will facilitate clients’ monitoring of how their securities were voted.

The Proxy Voting Policy Statement and Procedures will be provided with each advisory contract and will also be described and provided with the Form ADV, Part II.

THE PRUDENTIAL SERIES FUND 110

PART C

OTHER INFORMATION

ITEM 23.

EXHIBITS

(a)(1)	Certificate of Trust of The Prudential Series Fund	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.

(a)(2)	Agreement and Declaration of Trust of The Prudential Series Fund	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.

(b)	By-laws of The Prudential Series Fund	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.

(d)(1)	Management Agreement between Prudential Investments LLC and The Prudential Series Fund	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.

(d)(2)	Subadvisory Agreement between Prudential Investments Fund Management LLC and A I M Capital Management, Inc.	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.

(d)(3)	Subadvisory Agreement between Prudential Investments Fund Management LLC and Alliance Capital Management, L.P.	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.

(d)(4)	Subadvisory Agreement between Prudential Investments LLC and Calamos Advisors LLC	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.

(d)(5)	Subadvisory Agreement between Prudential Investments LLC and Davis Selected Advisers, L.P.	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.

(d)(6)	Subadvisory Agreement between Prudential Investments LLC and Dreman Value Management LLC.	Filed herewith.

(d)(7)	Subadvisory Agreement between Prudential Investments LLC and Eagle Asset Management.	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.

(d)(8)	Subadvisory Agreement between Prudential Investments LLC and EARNEST Partners LLC.	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.

(d)(9)	Subadvisory Agreement between Prudential Investments LLC and Goldman Sachs Asset Management, L.P.	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.

(d)(10)	Subadvisory Agreement between Prudential Investments LLC and Hotchkis and Wiley Capital Management LLC.	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.

(d)(11)

i.	Subadvisory Agreement between Prudential Investments LLC and Jennison Associates LLC (Natural Resources Portfolio)	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.

ii.	Subadvisory Agreement between Prudential Investments LLC and Jennison Associates LLC (Jennison Portfolio)	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.

iii.	Subadvisory Agreement between Prudential Investments LLC and Jennison Associates LLC (Jennison 20/20 Focus Portfolio)	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.

iv.	Subadvisory Agreement between Prudential Investments LLC and Jennison Associates LLC (SP Prudential U.S. Emerging Growth Portfolio)	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005..

v.	Subadvisory Agreement between Prudential Investments LLC and Jennison Associates LLC (Value Portfolio)	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.

vi.	Subadvisory Agreement between Prudential Investments LLC and Jennison Associates LLC (Diversified Conservative Growth Portfolio)	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.

vii.	Subadvisory Agreement between Prudential Investments LLC and Jennison Associates LLC (Equity Portfolio)	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.

viii.	Subadvisory Agreement between Prudential Investments LLC and Jennison Associates LLC (SP Strategic Partners Focused Growth Portfolio)	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.

(d)(12)	Subadvisory Agreement between Prudential Investments LLC and J.P. Morgan Investment Management, Inc.	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.

(d)(13)

i.	Subadvisory Agreement between Prudential Investments LLC and LSV Asset Management (Global Portfolio).	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.

ii.	Subadvisory Agreement between Prudential Investments LLC and LSV Asset Management (SP LSV International Value Portfolio).	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.

(d)(14)	Subadvisory Agreement between Prudential Investments LLC and Marsico Capital Management LLC (Global Portfolio).	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.

(d)(15)	Subadvisory Agreement between Prudential Investments LLC and Neuberger Berman Management, Inc.	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.

(d)(16)

i.	Subadvisory Agreement between Prudential Investments LLC and Pacific Investment Management Company LLC (Diversified Conservative Growth Portfolio)	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.

ii.	Subadvisory Agreement between Prudential Investments LLC and Pacific Investment Management Company LLC (SP PIMCO Total Return Portfolio)	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.

iii.	Subadvisory Agreement between Prudential Investments LLC and Pacific Investment Management Company LLC. (SP PIMCO High Yield Portfolio)	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.

(d)(17)

i.	Subadvisory Agreement between Prudential Investments LLC and Prudential Investment Management, Inc. (Conservative Balanced Portfolio)	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.

ii.	Subadvisory Agreement between Prudential Investments LLC and Prudential Investment Management, Inc. (Diversified Bond Portfolio)	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.

iii.	Subadvisory Agreement between Prudential Investments LLC and Prudential Investment Management, Inc. (Flexible Managed Portfolio)	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.

iv.	Subadvisory Agreement between Prudential Investments LLC and Prudential Investment Management, Inc. (Government Income Portfolio)	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.

v.	Subadvisory Agreement between Prudential Investments LLC and Prudential Investment Management, Inc. (High Yield Bond Portfolio)	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.

vi.	Subadvisory Agreement between Prudential Investments LLC and Prudential Investment Management, Inc. (Money Market Portfolio)	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.

vii.	Subadvisory Agreement between Prudential Investments LLC and Prudential Investment Management, Inc. (Zero Coupon Bond Portfolio 2005)	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.

viii.	Subadvisory Agreement between Prudential Investments LLC and Prudential Investment Management, Inc. (Diversified Conservative Growth Portfolio)	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.

(d)(18)

i.	Subadvisory Agreement between Prudential Investments LLC and Quantitative Management Associates LLC (Conservative Balanced Portfolio)	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.

ii.	Subadvisory Agreement between Prudential Investments LLC and Quantitative Management Associates LLC (Flexible Managed Portfolio)	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.

iii.	Subadvisory Agreement between Prudential Investments LLC and Quantitative Management Associates LLC (Small Capitalization Stock Portfolio)	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.

iv.	Subadvisory Agreement between Prudential Investments LLC and Quantitative Management Associates LLC (Stock Index Portfolio)	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.

(d)(19)	Subadvisory Agreement between Prudential Investments LLC and RS Investment Management, L.P.	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.

(d)(20)

i.	Subadvisory Agreement between Prudential Investments LLC and Salomon Brothers Asset Management, Inc. (Equity Portfolio).	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.

ii.	Subadvisory Agreement between Prudential Investments LLC and Salomon Brothers Asset Management, Inc. (SP Small Cap Value Portfolio).	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.

(d)(21)

i.	Subadvisory Agreement between Prudential Investments LLC and T. Rowe Price Associates, Inc. (Global Portfolio).	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.

ii.	Subadvisory Agreement between Prudential Investments LLC and T. Rowe Price Associates, Inc. ( SP T. Rowe Price Large-Cap Growth Portfolio).	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.

(d)(22)

i.	Subadvisory Agreement between Prudential Investments LLC and William Blair & Company, LLC (Global Portfolio).	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.

ii.	Subadvisory Agreement between Prudential Investments LLC and William Blair & Company, LLC (SP William Blair International Growth Portfolio).	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.

(e)	Distribution Agreement between The Prudential Series Fund and Prudential Investment Management Services LLC.	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.

(g)(1)	Form of Custodian Agreement between Investors Fiduciary	Incorporated by reference to Post-Effective

Trust Company and The Prudential Series Fund, Inc. dated May 19, 1997.	Amendment No. 34 to this Registration Statement, filed April 24, 1998.

(i) Custodian Agreement between Investors Fiduciary Trust Company and The Prudential Insurance Company of America dated September 16, 1996.	Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 27, 2000.

(ii) Assignment of Custodian Agreement from Investors Fiduciary Trust Company to State Street Bank & Trust Company, effective January 1, 2000.	Incorporated by reference to Amendment No. 37 to this Registration Statement, filed April 27, 2000.

	(iii) First Amendment to Custody Agreement between The Prudential Insurance Company of America and Investors Fiduciary Trust Company dated December 1, 1996.	Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 27, 2000.

	(iv) Supplement to Custody Agreement between The Prudential Series Fund, Inc., Prudential’s Gibraltar Fund and Investors Fiduciary Trust Company dated August 19, 1998.	Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed August 4, 2000.

	(v) Restated Supplement to Custody Agreement dated July 1, 2001.	Incorporated by reference to Post-Effective Amendment No. 44 to their Registration Statement, filed April 26, 2002.

	(vi) Second Amendment of Custody Agreement between The Prudential Series Fund, Inc., Prudential’s Gibraltar Fund, Inc. and State Street Bank and Trust Company dated January 17, 2002.	Incorporated by reference to Post-Effective Amendment No. 44 to their Registration Statement, filed April 26, 2002.

(g)(2)	(i) Special Custody Agreement between Prudential Series Fund, Inc., Goldman, Sachs & Co., and Investors Fiduciary Trust Company.	Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 27, 2000.

	(ii) Assignment of Special Custody Agreement from Investors Fiduciary Trust Company to State Street effective January 1, 2000.	Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 27, 2000.

	(iii) First Amendment of Custody Agreement between The Prudential Series Fund, Inc., and Prudential’s Gibraltar Fund Inc. and State Street Bank and Trust Company dated March 1, 2000.	Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 27, 2000.

(g)(3)	Investment Accounting Agreement between The Prudential Series Fund, Inc., Prudential’s Gibraltar Fund and Investor Fiduciary Trust Company dated December 31, 1994.	Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 27, 2000.

	(i) First Amendment to Investment Accounting Agreement between The Prudential Series Fund, Inc., Prudential’s Gibraltar Fund and Investors Fiduciary Trust Company dated June 20, 1995.	Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 27, 2000.

	(ii) Second Amendment to Investment Accounting Agreement between The Prudential Series Fund, Inc. and Prudential’s Gibraltar Fund and State Street Bank and Trust dated March 1, 2000.	Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 27, 2000.

(h)(1)	Transfer Agent Agreement between Prudential Mutual Fund Services LLC and The Prudential Series Fund, Inc. filed April 28, 1999.	Incorporated by reference to Post-Effective Amendment No. 36 to this Registration Statement, Filed April 28, 1999.

(h)(2)

Fund Participation Agreement between Great-West Life & Annuity Insurance Company, The Prudential Series Fund, Inc., The Prudential Insurance Company of America, Prudential Investment Management Services LLC and Charles Schwab & Co., Inc. dated May 1, 1999.

Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 27, 2000.

(h)(3)

Fund Participation Agreement between First Great-West Life & Annuity Insurance Company, The Prudential Series Fund, Inc., The Prudential Insurance Company of America, Prudential Investment Management Services LLC and Charles Schwab & Co., Inc. dated May 1, 1999.

Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 27, 2000.

(h)(4)

Fund Participation Agreement between The Ohio National Life Insurance Company, The Prudential Insurance Company of America, The Prudential Series Fund, Inc., and Prudential Investment Management Services LLC.

Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 27, 2000.

(h)(5)

Fund Participation Agreement between Allianz Life Insurance Company of North America, The Prudential Series Fund, Inc., Prudential Investments Fund Management LLC, and Prudential Investment Management Services LLC, dated December 15, 2000.

Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001.

(h)(5)(i)

Amendment to the Fund Participation Agreement between Allianz Life Insurance Company of North America, The Prudential Series Fund, Inc., Prudential Investments LLC, and Prudential Investment Management Services LLC, dated April 2, 2002.

Incorporated by reference to Post-Effective Amendment No. 44 to this Registration Statement, filed April 26, 2002.

(h)(6)

Fund Participation Agreement between Preferred Life Insurance Company of New York, The Prudential Series Fund, Inc., Prudential Investments Fund Management LLC, and Prudential Investment Management Services LLC, dated December 15, 2000.

Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001.

(h)(7)

Fund Participation Agreement between Equitable Life Insurance Company of Iowa, The Prudential Series Fund, Inc., The Prudential Insurance Company of America, and Prudential Investment Management Services, LLC, dated April 28, 2000.

Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001.

(h)(7)(i)

Amendment to the Fund Participation Agreement between Equitable Life Insurance Company of Iowa, The Prudential Series Fund, Inc., The Prudential Insurance Company of America, and Prudential Investment Management Services LLC dated October 30, 2000.

Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001.

(h)(8)

Fund Participation Agreement between First Golden American Life Insurance Company, The Prudential Series Fund, Inc., The Prudential Insurance Company of America, and Prudential Investment Management Services LLC, dated April 28, 2000.

Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001.

(h)(8)(i)

Amendment to the Fund Participation Agreement between First Golden American Life Insurance Company, The Prudential Series Fund, Inc., The Prudential Insurance Company of America, and Prudential Investment Management Services LLC dated October 30, 2000.

Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001.

(h)(9)

Fund Participation Agreement between Golden American Life Insurance Company, The Prudential Series Fund, Inc., The Prudential Insurance Company of America, and Prudential Investment Management Services LLC, dated April 29, 2000.

Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001.

(h)(9)(i)

Amendment to the Fund Participation Agreement between Golden American Life Insurance Company, The Prudential Series Fund, Inc., The Prudential Insurance Company of America, and Prudential Investment Management

Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001.

Services LLC dated October 30, 2000.

(h)(10)

Fund Participation Agreement between The Guardian Insurance & Annuity Company, Inc., The Prudential Series Fund, Inc., The Prudential Insurance Company of America, and Prudential Investment Management Services LLC, dated September 1, 2000.

Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001.

(h)(10)(i)

Amendment to the Fund Participation Agreement between The Guardian Insurance & Annuity Company, Inc., The Prudential Series Fund, Inc., The Prudential Insurance Company of America, and Prudential Investment Management Services LLC, dated April 10, 2001.

Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001.

(h)(11)

Fund Participation Agreement between The Hartford Life Insurance Company, The Prudential Series Fund, Inc., The Prudential Insurance Company of America, and Prudential Investment Management Services LLC, dated June 22, 2000.

Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001.

(h)(12)

Fund Participation Agreement between The Hartford Life and Annuity Insurance Company, The Prudential Series Fund, Inc., the Prudential Insurance Company of America, and Prudential Investment Management Services LLC, dated June 22, 2000.

Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001.

(h)(13)	Procedural Agreement between Merrill Lynch Futures, Inc., The Prudential Series Fund, Inc., and Investors Fiduciary Trust Company.	Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 27, 2000.

(h)(14)	(a)Pledge Agreement between Goldman, Sachs & Co., The Prudential Series Fund, Inc., and Investors Fiduciary Trust Company, dated August 15, 1997.	Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 27, 2000.

	(b)Pledge Agreement between Lehman Brothers Inc., The Prudential Series Fund, Inc., and Investors Fiduciary Trust Company, dated August 29, 1997.	Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 27, 2000.

	(c)Pledge Agreement between J.P. Morgan Futures Inc., The Prudential Series Fund, Inc., and Investors Fiduciary Trust Company dated September 1997.	Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 27, 2000.

	(d)Pledge Agreement between PaineWebber Inc., The Prudential Series Fund, Inc., and Investors Fiduciary Trust Company, dated September 25, 1997.	Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 27, 2000.

	(e)Pledge Agreement between Credit Suisse First Boston Corp., The Prudential Series Fund, Inc., and Investors Fiduciary Trust Company dated November 11,1997.	Incorporated by reference to Post-Effective Amendment No. 37 to this Registration Statement, filed April 27, 2000.

(h)(15)

Fund Participation Agreement between Aetna Life Insurance and Annuity Company, The Prudential Series Fund, Inc., The Prudential Insurance Company of America, and Prudential Investment Management Services LLC, dated April 27, 2001.

Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001.

(h)(16)

Fund Participation Agreement between American Skandia Life Assurance Corporation, The Prudential Series Fund, Inc., The Prudential Insurance Company of America, and Prudential Investment Management Services LLC, dated May 1, 2001.

Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001.

(h)(17)	Fund Participation Agreement between Pacific Life Insurance Company, The Prudential Series Fund and Prudential Investment Management Services LLC, dated August 15, 2001.	Incorporated by reference to Post-Effective Amendment No. 44 to this Registration Statement, filed April 26, 2002.

(h)(18)	Fund Participation Agreement between The Prudential Insurance Company of America, The Prudential Series Fund, Inc., Prudential Investments LLC and Prudential Investment Management Services LLC.	Incorporated by reference to Post-Effective Amendment No. 51 to this Registration Statement, filed April 29, 2005.

(h)(19)	Fund Participation Agreement between Pruco Life Insurance Company, The Prudential Series Fund, Inc., Prudential Investments LLC and Prudential Investment Management Services LLC.	Incorporated by reference to Post-Effective Amendment No. 51 to this Registration Statement, filed April 29, 2005.

(h)(20)	Fund Participation Agreement between Pruco Life Insurance Company of New Jersey, The Prudential Series Fund, Inc., Prudential Investments LLC and Prudential Investment Management Services LLC.	Incorporated by reference to Post-Effective Amendment No. 51 to this Registration Statement, filed April 29, 2005.

(h)(21)	Form of Letter Agreement with Insurance Companies having Participation Agreements with the Registrant.	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.

(i)	Legal Opinion of Goodwin Procter LLP, counsel to The Prudential Series Fund.	Filed herewith.

(j)	Consents of KPMG LLP, independent registered public accounting firm.	Filed herewith.

(m)	Rule 12b-1 Plan.	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.

(n)	Rule 18f-3 Plan.	Incorporated by reference to Post-Effective Amendment No. 53 to this Registration Statement, filed December 29, 2005.

(p)(1)	Amended Code of Ethics of The Prudential Series Fund	Incorporated by reference to Post-Effective Amendment No. 48 to this Registration Statement, filed April 28, 2004.

(p)(2)	Code of Ethics and Personal Securities Trading Policy of Prudential Investment Management Inc., Prudential Investments LLC and Prudential Investment Management Services LLC.	Incorporated by reference to Post-Effective Amendment No. 48 to this Registration Statement, filed April 28, 2004.

(p)(3)	Revised Code of Ethics of Pacific Investment Management Company.	Filed herewith.

(p)(4)	Code of Ethics of Jennison Associates LLC.	Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001.

(p)(5)	Code of Ethics of A I M Management Group Inc.	Incorporated by reference to Post-Effective Amendment No. 39 to this Registration Statement, filed August 4, 2000.

(p)(6)	Amended Code of Ethics of Alliance Capital Management L.P.	Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001

(p)(7)	Code of Ethics of Davis Selected Advisers, L.P.	Incorporated by reference to Post-Effective Amendment No. 39 to this Registration Statement, filed August 4, 2000.

(p)(8)	Code of Ethics of J.P. Morgan Investment Management, Inc.	Incorporated by reference to Post-Effective Amendment No. 47 to this Registration Statement, filed February 20, 2004.

(p)(10)	Code of Ethics of Salomon Brothers Asset Management, Inc.	Incorporated by reference to Post-Effective Amendment No. 42 to this Registration Statement, filed April 30, 2001.

(p)(11)	Code of Ethics of Goldman Sachs Asset Management, L.P.	Incorporated by reference to Post-Effective Amendment No. 47 to this Registration Statement, filed February 20, 2004.

(p)(12)	Revised Code of Ethics of EARNEST Partners LLC.	Incorporated by reference to Post-Effective Amendment No. 48 to this Registration Statement, filed April 28, 2004.

(p)(13)	Code of Ethics of Calamos Advisors LLC	Incorporated by reference to Post-Effective Amendment No. 45 to this Registration Statement, filed on February 7, 2003.

(p)(14)	Code of Ethics of RS Investment Management, L.P.	Incorporated by reference to Post-Effective Amendment No. 45 to this Registration Statement, filed on February 7, 2003.

(p)(15)	Code of Ethics of Hotchkis and Wiley Capital Management LLC.	Incorporated by reference to Post-Effective Amendment No. 47 to this Registration Statement, filed February 20, 2004.

(p)(16)	Code of Ethics of J.P. Morgan Investment Management, Inc.	Incorporated by reference to Post-Effective Amendment No. 47 to this Registration Statement, filed February 20, 2004

(p)(17)	Code of Ethics of Eagle Asset Management.	Incorporated by reference to Post-Effective Amendment No. 51 to this Registration Statement, filed April 29, 2005.

(p)(18)	Code of Ethics of William Blair & Company LLC.	Incorporated by reference to Post-Effective Amendment No. 48 to this Registration Statement, filed April 28, 2004.

(p)(19)	Code of Ethics of LSV Asset Management.	Incorporated by reference to Post-Effective Amendment No. 51 to this Registration Statement, filed April 29, 2005.

(p)(20)	Code of Ethics of Neuberger Berman Management, Inc.	Incorporated by reference to Post-Effective Amendment No. 51 to this Registration Statement, filed April 29, 2005.

(p)(21)	Code of Ethics of Quantitative Management Associates LLC.	Incorporated by reference to Post-Effective Amendment No. 49 to this Registration Statement, filed January 31, 2005.

(q)(1)	Powers of attorney.	Filed herewith.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

Most of the Registrant’s outstanding securities are owned by the following separate accounts which are registered as unit investment trusts under the Investment Company Act of 1940 (the “Act”): The Prudential Discovery Premier Group Variable Contract Account, The Prudential Variable Appreciable Account, The Prudential Individual Variable Contract Account, The Prudential Variable Contract Account GI-2, The Prudential Qualified Individual Variable Contract Account, The Prudential Variable Contract Account-24, The Prudential Discovery Select Group Variable Annuity Contract Account (separate accounts of Prudential); the Pruco Life Flexible Premium Variable Annuity Account; the Pruco Life PRUvider

Variable Appreciable Account; the Pruco Life Variable Universal Account, the Pruco Life Variable Insurance Account, the Pruco Life Variable Appreciable Account, the Pruco Life Single Premium Variable Life Account, the Pruco Life Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company (“Pruco Life”); the Pruco Life of New Jersey Flexible Premium Variable Annuity Account; the Pruco Life of New Jersey Variable Insurance Account, the Pruco Life of New Jersey Variable Appreciable Account, the Pruco Life of New Jersey Single Premium Variable Life Account, and the Pruco Life of New Jersey Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”). Pruco Life, a life insurance company organized under the laws of Arizona, is a direct wholly-owned subsidiary of The Prudential Insurance Company of America and an indirect wholly-owned subsidiary of Prudential Financial, Inc. Pruco Life of New Jersey, a life insurance company organized under the laws of New Jersey, is a direct wholly-owned subsidiary of Pruco Life, and an indirect wholly-owned subsidiary of Prudential Financial, Inc.

Registrant’s shares will be voted in proportion to the directions of persons having interests in the separate accounts holding shares of the Registrant. Registrant may nonetheless be deemed to be controlled by such entities by virtue of the presumption contained in Section 2(a)(9) of the Act, although Registrant disclaims such control.

The subsidiaries of Prudential Financial Inc. (“PFI”) are listed under Exhibit 21 of the Annual Report on Form 10-K of PFI (Registration No. 001-16707), filed on February 28, 2006, the text of which is hereby incorporated by reference. In addition to those subsidiaries, Prudential holds all of the voting securities of Prudential’s Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential’s Gibraltar Fund, Inc. is registered as an open-end, diversified, management investment company under the Act. The separate accounts are registered as unit investment trusts under the Act. Registrant may also be deemed to be under common control with The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Account Contract Account-11, (separate accounts of The Prudential Insurance Company of America which are registered as open-end, diversified management investment companies).

ITEM 25. INDEMNIFICATION

Article VII, Section 2, of the Agreement and Declaration of Trust of the Registrant provides:  “ Each Person who is, or has been, a Trustee, officer, employee or agent of the Trust and any Person who is serving or has served at the Trust’s request as a director, officer, trustee, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (each such Person, an “Indemnitee”) shall be indemnified by the Trust to the fullest extent permitted by the Delaware Act and as provided in the By-Laws. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, Manager, adviser, sub-adviser or Principal Underwriter of the Trust.  Notwithstanding any other provision of this Declaration of Trust or of the By-Laws to the contrary, any liability, expense or obligation against which any Indemnitee is indemnified and entitled to paid pursuant to the By-Laws shall be deemed to be joint and several obligations of the Trust and each Series, and the assets of the Trust and each Series shall be subject to the claims of any Indemnitee; provided that any such liability, expense or obligation may be allocated and charged by the Trustees between or among the Trust and/or any one or more Series in such manner as the Trustees in their sole discretion deem fair and equitable.”

Article VII, Section 3 of the Agreement and Declaration of Trust of the Registrant provides:  “The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested.  A Trustee shall be liable to the Trust and to any Shareholder solely for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law.  The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and shall be under no liability for any act or omission in accordance with such advice nor for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.”

Article XI of the Registrant’s by-laws provides:

“Section 1. Agents, Proceedings, Expenses . For the purpose of this Article, “agent” means any Person who is or was a Trustee, officer, employee or other agent of the Trust or is or was serving at the request of the Trust as a trustee, director, officer, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise; “proceeding” means any threatened, pending or completed claim, action, suit or proceeding, whether civil, criminal, administrative or investigative (including appeals); and “expenses” includes, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and all other liabilities whatsoever.

Section 2.  Indemnification ..  The Trust shall indemnify every agent of the Trust against expenses to the fullest extent authorized, and in the manner permitted, by applicable federal and state law

Section 3. Advances ..  The Trust shall advance the expenses of agents of the Trust who are parties to any proceeding to the fullest extent authorized, and in the manner permitted, by applicable federal and state law.

Section 4.  Insurance.   Pursuant and subject to Sections 2 and 3 of this Article XI, the Trust shall indemnify each agent against, or advance the expenses of any agent for, the amount of any deductible provided in any liability insurance policy maintained by the Trust.”

Paragraph 8 of the Management Agreement between Registrant and PI provides: “The Manager shall not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.”

The subadvisory agreement between PI and each subadviser generally provides that: “The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser’s part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement.”

The Registrant, in conjunction with certain affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

(a) Prudential Investments (PI)

See “How the Fund is Managed—Investment Adviser” in the Prospectus constituting Part A of this Post-Effective Amendment to the Registration Statement and “Investment Management and Distribution Arrangements—Investment Management Arrangements” in the Statement of Additional Information (SAI) constituting Part B of this Post-Effective Amendment to the Registration Statement.

The business and other connections of the officers of PI are listed in Schedules A and D of Form ADV of PI as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (file No. 801-3110).

The business and other connections of PI’s directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102.

NAME AND ADDRESS	POSITION WITH PI	PRINCIPAL OCCUPATIONS
Judy A. Rice	Officer-In-Charge, President, Chief Executive Officer and Chief Operating Officer

Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer, PI; Officer-in-Charge, Director, President, Chief Executive Officer and Chief Operating Officer of American Skandia Investment Services, Inc.; Officer-in-Charge, Director, President and Chief Executive Officer of American Skandia Fund Services, Inc.; Officer-in-Charge, Director, President, Chief Executive Officer and Chief Operating Officer of American Skandia Advisory Services, Inc.

Robert F. Gunia	Executive Vice President and Chief Administrative Officer

Executive Vice President and Chief Administrative Officer, PI; Vice President; President, Prudential Insurance; President, Investment Management Services LLC (PIMS); Executive Vice President, Chief Administrative Officer and Director of American Skandia Fund Services, Inc.; Executive Vice President and Director of American Skandia Fund Services, Inc.; Executive Vice President, Chief Administrative Officer and Director of American Skandia Advisory Services, Inc.

Kathryn L. Quirk	Executive Vice President and Chief Legal Officer	Vice President and Corporate Counsel of Prudential; Executive Vice President, Chief Legal Officer and Secretary of Prudential Investments LLC and Prudential Mutual Fund Services LLC.

Kevin B. Osborn	Executive Vice President	Executive Vice President, PI; Executive Vice President and Director of American Skandia Investment Services, Inc.; Executive Vice President and Director of American Skandia Advisory Services, Inc.

Stephen Pelletier	Executive Vice President	Executive Vice President, PI

(b) Subadvisers

The business and other connections of the directors and executive officers of A I M Capital Management, Inc. are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-15211), as most recently amended, the text of which is hereby incorporated by reference.

The business and other connections of the directors and executive officers of AllianceBernstein, L.P. are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-56720), as most recently amended, the text of which is hereby incorporated by reference.

The business and other connections of the directors and executive officers of Calamos Advisors LLC are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-29688), as most recently amended, the text of which is hereby incorporated by reference.

The business and other connections of the directors and executive officers of Davis Selected Advisers, L.P. are included in Schedule A and D of Form ADV filed with the Securities and Exchange

Commission (File No. 801-31648), as most recently amended, the text of which is hereby incorporated by reference.

The business and other connections of the directors and executive officers of Dreman Value Management LLC are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-54255), as most recently amended, the text of which is hereby incorporated by reference.

The business and other connections of the directors and executive officers of Eagle Asset Management are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-21343), as most recently amended, the text of which is hereby incorporated by reference.

The business and other connections of the directors and executive officer of EARNEST Partners LLC are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-56189), as most recently amended, the text of which is hereby incorporated by reference.

The business and other connections of the directors and executive officers of Goldman Sachs Asset Management, L.P. are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-37591), as most recently amended, the text of which is hereby incorporated by reference.

The business and other connections of the directors and executive officers of Hotchkis and Wiley Capital Management LLC are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-60512), as most recently amended, the text of which is hereby incorporated by reference.

The business and other connections of the directors and executive officers of Jennison Associates LLC are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-5608), as most recently amended, the text of which is hereby incorporated by reference.

The business and other connections of the directors and executive officers of J.P. Morgan Asset Management, Inc. are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-50256), as most recently amended, the text of which is hereby incorporated by reference.

The business and other connections of the directors and executive officers of LSV Asset Management are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-47689), as most recently amended, the text of which is hereby incorporated by reference.

The business and other connections of the directors and executive officers of Marsico Capital Management, LLC are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-54914), as most recently amended, the text of which is hereby incorporated by reference.

The business and other connections of the directors and executive officers of Neuberger Berman Management, Inc. are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-58155), as most recently amended, the text of which is hereby incorporated by reference.

The business and other connections of the directors and executive officers of Pacific Investment Management Company LLC are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-48147), as most recently amended, the text of which is hereby incorporated by reference.

The business and other connections of the directors and executive officers of Prudential Investment Management, Inc. are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-22808), as most recently amended, the text of which is hereby incorporated by reference.

The business and other connections of the directors and executive officers of Quantitative Management Associates LLC are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-62692), as most recently amended, the text of which is hereby incorporated by reference.

The business and other connections of the directors and executive officers of RS Investment Management, LP are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-44125), as most recently amended, the text of which is hereby incorporated by reference.

The business and other connections of the directors and executive officers of Salomon Brothers Asset Management, Inc. are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-32046), as most recently amended, the text of which is hereby incorporated by reference.

The business and other connections of the directors and executive officers of T. Rowe Price Associates, Inc. are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-856), as most recently amended, the text of which is hereby incorporated by reference.

The business and other connections of the directors and executive officers of William Blair & Company LLC are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-688), as most recently amended, the text of which is hereby incorporated by reference.

ITEM 27. PRINCIPAL UNDERWRITERS

(a) Prudential Investment Management Services LLC (PIMS)

PIMS is distributor for Nicholas-Applegate Fund, Inc., (Nicholas-Applegate Growth Equity Fund), Jennison 20/20 Focus Fund, Jennison U.S. Emerging Growth Fund, Inc., Jennison Value Fund, Dryden Index Series Fund, The Prudential Investment Portfolios, Inc., Jennison Natural Resources Fund, Inc., Jennison Sector Funds, Inc., Dryden Small Cap Core Equity Fund, Inc., Jennison Small Company Fund, Inc., Dryden Tax-Managed Funds, Prudential World Fund, Inc., Strategic Partners Mutual Funds, Inc., Dryden Global Total Return Fund, Inc.; Dryden Government Income Fund, Inc., Dryden High Yield Fund, Inc., Dryden Total Return Bond Fund, Inc., Dryden Short-Term Corporate Bond Fund, Inc., Dryden Ultra Short Bond Fund, Dryden California Municipal Fund, Dryden Municipal Bond Fund, Dryden Municipal Series Fund, Dryden National Municipals Fund, Inc., Dryden Government Securities Trust, MoneyMart Assets, Inc., Dryden Tax-Free Money Fund, Inc., Prudential Institutional Liquidity Portfolio, Inc., Cash Accumulation Trust, Gibraltar Fund Inc., The Target Portfolio Trust, The Prudential Series Fund, American Skandia Trust, The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Contract Account-11.

PIMS is also distributor of the following unit investment trusts: Separate Accounts; The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Select Group Variable Contract Account, The Discovery Premier Group Variable Annuity Contract, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account and The Prudential Qualified Individual Variable Contract Account.

(b) Information concerning the Directors and Officers of PIMS is set forth below:

NAME AND PRINCIPAL BUSINESS ADDRESS (1)	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT
Robert F. Gunia	President	Vice President and Director

C. Edward Chaplin, 751 Broad Street, Newark, NJ 07102	Executive Vice President and Treasurer	None

Edward P. Baird, 213 Washington Street, Newark, NJ 07102	Executive Vice President	None

Scott G. Sleyster 280 Trumbull Street Hartford, CT 06101	Executive Vice President	None

David R. Odenath	Executive Vice President	None

Stephen Pelletier	Executive Vice President	None

Bernard B. Winograd	Executive Vice President	None

Michael J. McQuade	Senior Vice President and Chief Financial Officer	None

Kenneth J. Schindler	Senior Vice President and Chief Compliance Officer	None

Mark I. Salvacion	Senior Vice President, Secretary and Chief Legal Officer	None

Peter J. Boland	Senior Vice President and Director of Operations	None

(1) The address of each person named above is Gateway Center Three, Newark, NJ 07102, unless otherwise indicated.

(c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books, or other documents required to be maintained by Section 31 (a) of the 1940 Act and the rules promulgated thereunder are maintained by the Registrant, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102; Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, the Registrant’s Accounting Agent, State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105, the Registrant’s Custodian, State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105 or the Registrant’s other sub-advisers.

Prudential Investments LLC has entered into Subadvisory Agreements with the following:

Name of Subadviser	Address
A I M Capital Management, Inc.	11 Greenway Plaza, Houston, TX 77046

AllianceBernstein, L.P.	1345 Avenue of the Americas, New York, NY 10105

Calamos Advisors LLC	2020 Calamos Court, Naperville, IL 60563-1448

Davis Selected Advisers, L.P.	2949 East Elvira Road, Tucson, AZ 85706

Dreman Value Management LLC	Harborside Financial Center, Plaza 10, Suite 800, Jersey City, NJ 07311

Eagle Asset Management	880 Carillon Parkway, St. Petersburg, FL 33716

EARNEST Partners LLC	1180 Peachtree Street NE, Suite 2300, Atlanta, GA 30309

Goldman Sachs Asset Management, L.P.	32 Old Slip, 23rd floor, New York, NY 10005

Hotchkis and Wiley Capital Management LLC	725 South Figueroa Street, 39th Floor, Los Angeles, CA 90017-5439

J.P. Morgan Investment Management, Inc.	522 Fifth Avenue, New York, NY 10036

Jennison Associates LLC	466 Lexington Avenue, New York, NY 10017

LSV Asset Management	One North Wacker Drive, Suite 4000, Chicago, IL 60606

Marsico Capital Management, LLC	1200 17th Street, Suite 1600, Denver, Colorado 80202

Neuberger Berman Management, Inc.	605 Third Avenue, New York, NY 10158

Pacific Investment Management Company LLC	840 Newport Center Drive, Newport Beach, CA 92660

Prudential Investment Management, Inc.	Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102

Quantitative Management Associates LLC	Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102

RS Investment Management, LP	388 Market Street, Suite 1700, San Francisco, CA 94111

Salomon Brothers Asset Management Inc	399 Park Avenue, New York, NY 10022

T. Rowe Price Associates, Inc.	100 East Pratt Street, Baltimore, MD 21202

William Blair & Company LLC	222 West Adams Street, Chicago, IL 60606

ITEM 29. MANAGEMENT SERVICES

Not Applicable.

ITEM 30. UNDERTAKINGS

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant hereby certifies that it meets all requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark and State of New Jersey, on the 1st day of May, 2006.

THE PRUDENTIAL SERIES FUND

By:	*DAVID R. ODENATH, JR.
David R. Odenath, Jr.
President and Trustee

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on the 1st day of May, 2006.

Signature	Title

David R. Odenath, Jr.*	Trustee and President (Principal Executive Officer)
David R. Odenath

Grace Torres*	Treasurer (Principal Financial and Accounting Officer)
Grace Torres

Delayne Dedrick Gold*	Trustee
Delayne Dedrick Gold

Saul K. Fenster*	Trustee
Sauk K. Fenster, Ph.D.

Robert F. Gunia*	Trustee
Robert F. Gunia

W. Scott McDonald, Jr.*	Trustee and Vice-Chairman
W. Scott McDonald, Jr.

Thomas T. Mooney*	Trustee and Chairman
Thomas T. Mooney

Thomas M. O’Brien*	Trustee
Thomas M. O’Brien

John A. Pileski*	Trustee
John A. Pileski

F. Don Schwartz*	Trustee
F. Don Schwartz

*By:	/s/Claudia DiGiacomo
Attorney-in-Fact

Exhibit Index

(d)(6)	Subadvisory Agreement between Prudential Investments LLC and Dreman Value Management LLC.

(j)	Consents of KPMG LLP, independent registered public accounting firm.

(p)(3)	Code of Ethics of Pacific Investment Management Company LLC

(q)(1)	Powers of attorney.